--------------------------------------------------------------------------------
     Table of Contents
--------------------------------------------------------------------------------
         President's Letter...........................................    1
         Investment Review:
           Aetna Variable Fund........................................    3
           Aetna Income Shares........................................    6
           Aetna Variable Encore Fund.................................    8
           Aetna Investment Advisers Fund, Inc........................   10
         Portfolios of Investments:
           Aetna Variable Fund........................................   13
           Aetna Income Shares........................................   24
           Aetna Variable Encore Fund.................................   26
           Aetna Investment Advisers Fund, Inc........................   28
         Statements of Assets and Liabilities.........................   38
         Statements of Operations.....................................   39
         Statements of Changes in Net Assets..........................   40
         Notes to Financial Statements................................   42
         Financial Highlights.........................................   48
         Independent Auditors' Report.................................   52
         Additional Information.......................................   53
         Aetna Generations Portfolios, Inc.
         Investment Review............................................   54
         Portfolios of Investments....................................   58
         Statements of Assets and Liabilities.........................   79
         Statements of Operations.....................................   80
         Statements of Changes in Net Assets..........................   81
         Notes to Financial Statements................................   84
         Financial Highlights.........................................   90
         Independent Auditors' Report.................................   93
         Additional Information.......................................   94
         Aetna Variable Portfolios, Inc.
         Investment Review............................................   95
         Portfolios of Investments....................................  103
         Statements of Assets and Liabilities.........................  113
         Statements of Operations.....................................  114
         Statements of Changes in Net Assets..........................  115
         Notes to Financial Statements................................  117
         Financial Highlights.........................................  121
         Independent Auditors' Report.................................  125
         Additional Information.......................................  126
         Aetna GET Funds
         Investment Review............................................  127
         Portfolios of Investments....................................  131
         Statements of Assets and Liabilities.........................  139
         Statements of Operations.....................................  140
         Statements of Changes in Net Assets..........................  141
         Notes to Financial Statements................................  142
         Financial Highlights.........................................  145
         Independent Auditors' Report.................................  147
         Additional Information.......................................  148

                               President's Letter

Dear Valued Client,

Thank you for placing your investment with the Aetna Variable Funds. We are pleased to send this annual report on the funds you have chosen to pursue your investment goals.

Certainly the past year in the markets was an interesting and eventful one. While it is quite rare for the stock market to experience two consecutive years of 20%-plus gains, 1997 saw the S&P 500 index of large company U.S. stocks turn in its third 20%-plus year in a row! The index returned 33.4% for 1997, after 23.0% in 1996 and 37.5% in 1995. And that gain came despite three distinct market declines over the course of the year, in the March/April period, in August and again in late October.

While the unstable financial markets in Asia played a pivotal role in the October stumble of the U.S. stock market, it also provided a boost to bond prices - as global investors sought safe haven in U.S. Treasury securities. Strong economic fundamentals in the U.S. remained largely intact, interest rates declined, and inflation was subdued at a mere 1.7% (Consumer Price Index through December 00 1997) versus 3.3% in the prior year.

The past year proved to be an exciting and eventful one for Aetna's Variable Funds as well.

     The Generation Portfolios, our three "lifestyle" or "asset allocation" funds, turned in another strong year of solid performance while exhibiting controlled levels of risk. For the year ended December 31, 1997, each of the three Portfolios (Aetna Ascent Variable, Aetna Crossroads Variable and Aetna Legacy Variable) outpaced their respective benchmark indices.

     A number of the Aetna Variable Funds provided results that far outpaced those of their peers or benchmarks. Such notable Funds were Capital Appreciation, Index Plus, Small Company and Investment Advisers. Across all fund styles, the Aetna funds continued to provide competitive results.

     Three new variable funds were introduced to increase investors' choices:
     Aetna Variable Growth Portfolio, Aetna Variable Capital Appreciation Portfolio and Aetna Variable Small Company Portfolio.

     Followers of Louis Rukeyser's Wall Street Week on PBS became acquainted with John Kim, President and Chief Investment Officer of Aeltus Investment Management, Inc., the subadviser to the Portfolios. John has been a regular guest panelist on the program since July and he will continue to appear on the program in the coming months.

In this past year, Aetna Retirement Services and Aeltus made measurable advancements in investment choices, fund performance and 00 money management services. Assets under management - now in excess of $44 billion - place Aeltus among the largest investment management firms. That represents the size and strength which will allow Aetna and Aeltus to continue refining and adding to existing services and products to better serve you.

Thank you for your continued confidence in the Aetna Variable Funds.

Sincerely,
/s/ J. Scott Fox
    J. Scott Fox
    President, Aetna Variable Funds

                                                             Aetna Variable Fund
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                5 Year              10 Year
------                ------              -------
29.89%                17.70%              16.63%

--------------------------------------------------[Aetna Variable Fund Line Chart]--------------------------------------------------
                     Jan-88                                                                                                  Dec-97
Aetna Variable Fund  10,000  11,464  14,797  15,286  19,322  20,617  22,006  21,784  28,809  35,856  36,609  41,987  47,365  46,573
S&P 500 Index        10,000  11,661  15,356  14,879  19,412  20,892  22,997  23,301  32,058  39,415  40,471  47,537  51,098  52,564
-----------------------------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

How did the Fund perform during the period?

The Aetna Variable Fund (Variable Fund) provided a total return of 29.89%, net of fund expenses, for the year ended December 31, 1997. In comparison, the total return for the Standard & Poor's (S&P) 500 Index(a), was 33.36% for the same period. The Fund's returns have placed it in the top 42% (of 515 funds), 87% (of 278 funds), and 58% (of 143 funds) for the one, five and ten year periods ended December 31, 1997, respectively, among Morningstar, Inc.'s variable annuity growth and income stock fund universe.

What economic or financial market conditions impacted the Fund?

Once again this has been a great year overall for the U.S. stock market. The large company stocks that make up the S&P 500 continued to lead all other asset classes and achieved returns that were well above long-term historical averages. Small company and real estate stocks, while returning in excess of 20% for the past year, still lagged the S&P 500 by a little more than 10%. Performance for international stocks also fell far behind large company stocks, mostly due to turmoil in markets abroad. The Asian market crisis of late 1997 led to a "flight to quality," boosting large company stocks and the U.S. dollar, and widening the performance gap between U.S. and international stock markets. The following chart of unmanaged indices compares the performance of different types of assets for the twelve months ended December 31, 1997:

        --------------------------------------------------------------
        Asset Class                Benchmark Index            Return
        --------------------------------------------------------------
        Large Cap Stocks           S&P 500                     33.36 %
        Small Cap Stocks           Russell 2000                22.36 %
        International Stocks       MSCI EAFE                    2.06 %
        Real Estate Stocks         NAREIT                      20.29 %
        U.S. Dollar Bonds          Salomon Broad                9.62 %
        International Bonds        S.B. Non-U.S. WGBI          (2.88)%
        Cash Equivalents           U.S. 90 Day T-Bill           5.24 %

See Definition of Indices.

What investments influenced the Fund's performance over the past twelve months?

In order to better control risk and pursue enhanced return potential over the long run, we complement our large company U.S. stock holdings with investments in a variety of asset classes. During the past twelve months, domestic large company stocks, as represented by the S&P 500, had a particularly strong showing relative to other asset classes. Thus, our strategic decision to structure the fund to be well-diversified, which we strongly believe is a sound one, did not benefit us as much as we expected. Our exposure to diversified asset classes, particularly international stocks and cash equivalents, held back overall performance and the Fund subsequently trailed the S&P 500 slightly.

What is your outlook going forward?

At present, U.S. stocks appear fairly valued to us. We use the forward earnings yield (earnings per share divided by price) of the S&P 500 as our barometer of equity valuation and compare it to the yield on the 10-year government bond. The spread between these two expected return measures drives our asset allocation decisions. As of early January 1998, interest rates fell enough to bring the spread back into neutral territory from negative territory, where it was for most of 1997. Consequently, we decreased our cash reserves in favor of equities. Our current cash target for the Fund is 5%, which we consider to be a neutral stance.

Due to their underperformance compared to large company stocks, small company stocks currently offer unusual relative value. Consequently, we maintain our emphasis on mid-sized company and small company domestic stocks. In addition, we continue to carefully and selectively favor international markets, but we remain more or less hedged (for potential protection against sudden shifts in values) against the Japanese Yen, German Deutschemark, French Franc and Dutch Guilder.

Past performance is no guarantee of future results.

Investment Summary:

--------------------------------------------------------
  Top Ten Equity Holdings                 % of Portfolio
--------------------------------------------------------
  Dell Computer Corp.                            2.7%
  Travelers Group, Inc.                          1.9%
  Compaq Computer Corp.                          1.9%
  Intel Corp.                                    1.6%
  BankAmerica Corp.                              1.6%
  Procter & Gamble Co.                           1.5%
  Schering Plough                                1.5%
  Dayton Hudson Corp.                            1.5%
  Allstate Corp.                                 1.4%
  Ford Motor Co.                                 1.3%

Large Cap Portfolio Sector Breakdown*:

--------------------------------------------------------------------------------
                                 Portfolio         S&P 500        Over/(Under)
Sector                            Weight            Weight          Weighting
--------------------------------------------------------------------------------
Basic Materials                      3.0%              4.9%           (1.9)%
Energy                              13.1%              8.4%            4.7 %
Consumer Non-Discretionary          10.9%             22.6%          (11.7)%
Consumer Discretionary              15.8%             11.1%            4.7 %
Commercial Services                  2.5%              2.0%            0.5 %
Manufacturing                       13.4%             11.9%            1.5 %
Technology                          13.7%             11.1%            2.6 %
Finance                             23.8%             17.1%            6.7 %
Utilities                            3.8%             10.9%           (7.1)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

Asset Allocation:

---------------------------------------------------------------------------------------------------------------
                                 % of              Notional Value* of                   Economic Exposure*
                               Portfolio      Options          Futures             12/31/97          12/31/96
---------------------------------------------------------------------------------------------------------------
  Large Cap Stocks             61.9%               --                --              61.9%             76.0%
  Mid Cap Stocks               10.3%               --                --              10.3%              3.9%
  Small Cap Stocks              8.9%               --                --               8.9%              5.7%
  International Stocks          5.6%               --                --               5.6%              5.9%
  Real Estate Stocks            2.9%               --                --               2.9%              3.8%
  Special Situations **         1.7%            0.6 %                --               2.3%              1.9%
  Convertible Securities        1.2%               --                --               1.2%              1.4%
  Cash Equivalents              7.5%           (0.6)%                --               6.9%              1.4%
                             -----------     ---------         ---------         ------------      ------------
      Total Investments       100.0%               --                --             100.0%            100.0%
                             ===========     =========         =========         ============      ============

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in value of the portfolios of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into the Fund's normal valuation and modeling framework. The largest category within this group is initial public offerings.

                                                             Aetna Income Shares
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                5 Year              10 Year
------                ------              -------
8.30%                 6.93%               9.22%

--------------------------------------------------[Aetna Income Shares Line Chart]--------------------------------------------------
                             Jan-88                                                                                       Dec-97
Aetna Income
  Shares          10,000  10,763  12,331  13,458  16,075  17,272  18,944  18,205  21,526  22,299  22,241  22,959  23,733  24,152
Lehman Aggregate
  Bond Index      10,000  10,789  12,357  13,464  15,618  16,774  18,409  17,872  21,173  21,941  21,818  22,619  23,370  24,059
-----------------------------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

How did the Fund perform during the period?

Aetna Income Shares (Income Shares) generated a total return of 8.30%, net of fund expenses, for the year ended December 31, 1997. This return compares to the Lehman Brothers Aggregate Bond Index(d) and Lehman Brothers Intermediate Aggregate Index(h) returns of 9.65% and 8.46%, respectively, for the same time period. When compared against the Morningstar, Inc. universe of variable annuity intermediate-term bond funds, the Fund ranked in the 88% (of 241 funds), 83% (of 154 funds), and 43% (of 99 funds) for the past one, five and ten year periods ended December 31, 1997, respectively.

What economic or financial market conditions impacted the Fund?

The bond market delivered mediocre performance in the first half of 1997. Interest rates rose slightly as concerns over strong domestic growth were partially offset by the absence of inflationary pressures. As the year progressed, the bond market improved as the economy began to display signs of slower growth while inflation remained muted. Bonds also responded favorably to the progress made by Congress towards a balanced budget and deficit reduction. A stronger dollar spurred demand for U.S. assets at a time when bond issuance by the U.S. Treasury was declining. The turmoil in the Asian currency and equity markets occupied center stage in the final months of 1997. The increased volatility boosted bond prices as investors flocked to the safe haven of the U.S. Treasury market.

The yield curve, which plots bond yields against maturities, flattened as monetary policy remained on hold and inflation premiums declined. Securities with longer maturities outperformed, as 30-year Treasury rates declined by 0.71% to yield 5.92%. Credit spreads, which represent the default risk premiums (the extra money paid for increased potential return with accompanying risk) expressed as yield differentials over Treasuries, also compressed in 1997 as balance sheets in corporate America improved. Mortgages performed well in the low volatility environment that prevailed earlier, but lagged when interest rates fell. However, neither mortgage nor corporate returns kept pace with the Treasury rally as spreads widened in the fourth quarter.

What investments influenced the Fund's performance over the past twelve months?

Even with the spread widening later in the year, corporate bonds outperformed other types of investment grade bonds over the twelve month period. The Fund's overweight allocation in this sector, particularly in holdings of industrials and high quality supranationals(1), contributed positively to performance. Improving business fundamentals and consolidations helped strengthen credit profiles for selected high yield issuers. In particular, bond holdings in the media, cable and telecommunication industries provided attractive returns.

6 See Definition of Indices.

Duration was a primary contributor to the Fund's underperformance in the latter part of the year as interest rates fell. We reduced the interest rate exposure based upon strong economic growth and a bias towards restraint by the Federal Reserve. In addition, the foreign holdings in the Fund were negatively impacted by the financial turmoil in Thailand, Indonesia and Korea. Poor market technicals and lack of liquidity caused spreads to widen significantly. The effect was not limited to the Pacific Rim but had a broader impact on all developing countries.

What is your outlook going forward?

We anticipate that the U.S. economy will continue on the path of moderate growth and low inflation. In 1997, strong job growth and tight labor markets along with high utilization rates generated concerns over potential inflationary pressures. U.S. exports are now likely to slow in response to dollar strength and weaker Asian economies. Competitive pressures abroad should limit pricing power and keep inflationary pressures in check. The overseas markets are likely to remain volatile over the near term and provide support to the Treasury market. We have moved the Fund closer to a neutral duration position relative to its peer group.

Credit spreads are now under pressure as market technicals and liquidity remain poor. We believe deflationary forces will narrow profit margins in some sectors. On a longer term basis, those countries and companies with strong fundamentals should outperform as liquidity and confidence return. We are also cautious on the mortgage sector in this environment of heightened volatility and lower interest rates. This sector will continue to come under pressure as homeowners begin to exercise their option to refinance their mortgages. We maintain an underweight allocation to this sector and expect to increase our Treasury exposure.

(1) Supranationals are high quality bonds issued by financial institutions that are owned by a group of sovereign governments, to provide financial assistance to member countries.

Past performance is no guarantee of future results.

Investment Summary:

--------------------------------   ---------------------------------------------------------------
Quality Ratings   % of Portfolio   Top Ten Long-Term Holdings                       % of Portfolio
--------------------------------   ---------------------------------------------------------------
  AAA                  44.3%        FNMA, 7.50%, 01/14/28                               4.3%
  AA                    3.9%        U.S. Treasury Note, 6.88% 03/31/00                  3.6%
  A                    31.3%        U.S. Treasury Bond, 6.63%, 02/15/27                 3.2%
  BBB                   6.7%        U.S. Treasury Note, 6.25%, 05/31/00                 2.8%
  BB                    6.3%        Associates Corp. N.A., 7.95%, 02/15/10              2.3%
  B                     3.1%        U.S. Treasury Note, 6.50%, 05/31/01                 2.1%
  CCC                   1.1%        U.S. Treasury Note, 6.25%, 04/30/01                 2.1%
  N/R                   3.3%        Ford Motor Credit Corp., FRN, 6.13%, 02/22/99       2.1%
  Average               AA-         International Bank for Reconstruction &
                                       Development, 9.25%, 07/15/17                     2.0%
                                    TRW, Inc., 9.35%, 06/04/20                          1.9%

                                                                               7

                                                      Aetna Variable Encore Fund
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                5 Year              10 Year
------                ------              -------
5.47%                 4.82%                5.95%

------------------------------------------------[Aetna Variable Encore Fund Line Chart]---------------------------------------------
                     Jan-88                                                                                                  Dec-97
Aetna Variable
  Encore Fund        10,000  10,753  11,762  12,755  13,588  14,086  14,535  15,127  16,042  16,903  17,115  17,349  17,587  17,828
IBC/Donoghue Public
  Money Market Funds 10,000  10,685  11,596  12,473  13,167  13,606  13,970  14,485  15,260  15,997  16,188  16,385  16,587  16,792
-----------------------------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna. An investment in this Fund is neither insured nor guaranteed by the United States Government.

How did the Fund perform during the period?

The Aetna Variable Encore Fund (Encore Fund) generated a total return of 5.47%, net of fund expenses, for the year ended December 31, 1997. The Fund outperformed the average IBC(g) money market fund return of 4.97% over the same period. Within the universe of variable money market funds tracked by Morningstar, Inc., the Fund's returns have placed it in the top 18% (of 300 funds), 12% (of 224 funds), and 9% (of 168 funds) for the one, five and ten year periods, respectively, ended December 31, 1997. As of December 31, 1997, the Fund reported a 7-day average yield of 5.48%, net of fund expenses, and maintained an average portfolio maturity of 55 days.

What economic or financial market conditions impacted the Fund?

Domestic monetary policy has been stable since March 1997, when the Federal Reserve Open Market Committee (FOMC) raised the Federal funds rate by 0.25%. The action was taken in response to a robust economy fueled by strong consumer demand and high utilization rates. Since then, slower growth and lack of inflationary pressures have provided the FOMC with little reason to raise interest rates further. With policy on hold, interest rates trended lower. Higher tax receipts and reduced federal spending this year moved the U.S. closer toward a balanced budget. The Treasury's reduced financing needs, along with strong cash flows into money funds and foreign buying, placed downward pressures on Treasury Bill yields. The Treasury Bill yield curve, which plots yields against Treasury Bill maturities, flattened as yields on one-year Treasury Bills fell by 0.18% in the second half of 1997.

What investments influenced the Fund's performance over the past twelve months?

With a flat money market curve and relatively tight credit spreads, emphasis was placed on securities with short maturities and high credit quality. Adjustable rate securities were selected that utilized LIBOR(i) as the index to reset coupons. While short term interest rates declined, LIBOR levels remained relatively stable and hence attractive relative to other indices. Additionally, the Fund increased its allocation to asset backed securities to add incremental yield. Asset-backed securities held by the Fund are high quality securities with a AAA-rating and are collateralized by a pool of assets such as automobile loans, credit card receivables or home equity loans. Price appreciation from the Fund's Treasury position contributed to the returns as interest rates declined in the second half of 1997.

8  See Definition of Indices

What is your outlook going forward?

We believe that the Federal Reserve (the Fed) will continue to keep monetary policy on hold. The likelihood of an interest rate hike has diminished due to the recent turmoil in the foreign equity and currency markets. Slower global growth and reduced demand will likely exert some restraint on the pace of domestic growth. Unless the crisis in Asian markets worsens, we also believe the Fed is unlikely to lower interest rates. High consumer confidence levels and tight labor market conditions should discourage a move towards a more stimulative policy. In this stable interest rate environment, we will maintain Encore Fund's current investment strategy and asset allocations.

Past performance is no guarantee of future results.

Investment Summary:

-----------------------------------    -----------------------------------------
Quality Ratings*     % of Portfolio    Maturity Distribution  % of Portfolio
-----------------------------------    -----------------------------------------
Tier 1                   100.0%         1-30 days                  45.5%
Tier 2                      --         31-60 days                  13.4%
                                       61-90 days                   9.7%
                                       91 days or more             31.4%


* Tier 1 securities are securities which are rated by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security, in the highest short-term rating category, or comparable unrated securities. Tier 2 securities are securities that are not rated as Tier 1.

                                            Aetna Investment Advisers Fund, Inc.
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                5 Year                  Since Inception+
------                ------              ------------------------
22.49%                14.44%                       12.52%

--------------------------------------[Aetna Investment Advisers Fund, Inc. Line Chart]---------------------------------------------
                            Apr-89                                                                                         Dec-97
Aetna Investment
  Advisers Fund            10,000  10,730  11,339  13,429  14,289  15,699  15,627  19,882  22,898  22,793  25,220  27,490  28,048
Lehman Aggregate
  Bond Index               10,000  11,325  12,340  14,314  15,373  16,872  16,380  19,405  20,109  19,997  20,731  21,419  22,051
S&P 500 Index              10,000  12,297  11,915  15,545  16,729  18,416  18,659  25,671  31,562  32,408  38,067  40,918  42,092
60% S&P 500/40%
  Lehman Aggregate         10,000  11,913  12,129  15,133  16,281  17,908  17,849  23,143  26,607  26,985  30,167  31,962  32,940
------------------------------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+    The Fund commenced investment operations on April 3, 1989.

How did the Fund perform during the period?

The Aetna Investment Advisers Fund, Inc. (Investment Advisers Fund) generated a total return of 22.49%, net of fund expenses, as compared to the 23.62% return of the 60%/40% mix of the Standard & Poor's (S&P) 500 Index(a) and the Lehman Brothers Aggregate Bond Index(d) for the year ended December 31, 1997. The Fund's performance over the last one and five year periods ended December 31, 1997 placed in the top 13% (of 524 funds), and 12% (of 301 funds), respectively, among Morningstar, Inc.'s variable annuity domestic hybrid stock fund universe.

What economic or financial market conditions impacted the Fund?

After the Federal Reserve increased the federal funds rate in March 1997, interest rates peaked in mid-to-late April and began to decline through the summer as economic data continued to reflect moderate growth and low inflation. Consensus on the economy developed into a "Goldilocks" or "just right" scenario, and corporate profits continued to rise until currency turmoil in Asia began to affect markets worldwide. Pressure on key Asian currencies raised fears that these Asian economies could show slower growth and weaker currencies against the U.S. dollar. The U.S. multinational companies were hit hardest as concerns mounted over their ability to remain competitive amid slower demand in Asia and increased price competitiveness of Asian imports. Global investors sought stability in U.S. Government bonds for some protection of their investment assets. This rush into U.S. Treasuries combined with the impact of anticipated weaker demand from Asia, prompted the Federal Reserve to refrain from taking immediate action on interest rates despite still robust domestic economic data. Other sectors hard hit by the currency pressures were emerging market bonds and, to a lesser extent, domestic high yield bonds. In this scene, however, the U.S. economy stood intact: inflation was subdued, interest rates remained low and corporate bond spreads continued to tighten from earlier in the year.

What investments influenced the Fund's performance over the past twelve months?

The Fund slightly underperformed its benchmark index primarily because of its underweight position in large company stocks in favor of small company stocks. Small company stocks, while having posted solid returns in 1997, lagged the large company universe by over 10%, as measured by the unmanaged Russell 2000 Index(b) and S&P 500 index, respectively, through December 31, 1997. The Fund's cash position also hampered performance. However, good stock selection, particularly in small company holdings, helped benefit performance.

The Fund's shortened duration posture relative to the Lehman Brothers Aggregate Bond Index benefited performance in the first half of the year as rates rose. In late March, as the long-bond breached the 7% level, the Fund's duration relative to the Lehman Brothers Aggregate Bond Index was increased. This move boosted the Fund's performance as rates fell from over

10  See Definition of Indices

7% to below 6% by the end of the year. The duration stance's positive effect on performance was somewhat offset by the Fund's emerging market debt holdings. Exposure to diversifying assets such as high yield corporate bonds and commercial mortgage-backed securities benefited performance over the past twelve months despite their recent volatility.

What is your outlook going forward?

The Fund's asset allocation target is 45% large company stocks, 10% small company stocks, 30% bonds and 15% cash. The domestic economy continues to grow moderately, and despite tight labor markets and strong consumer sentiment, inflation continues to be fairly tame. With Asian markets continuing to struggle with currency pressures, growth in this area of the world is likely to slow. With this in mind, we believe an interest rate hike by the Federal Reserve is unlikely over the near term. Additionally, we believe the bond market will likely receive continued support over the near term if Asian and other international markets continue their volatility.

Past performance is no guarantee of future results.

Investment Summary:

-------------------------------------------------------------------
Top Ten Long-Term Holdings                           % of Portfolio
-------------------------------------------------------------------
  U.S. Treasury Note, 5.75%, 10/31/00                    5.3%
  U.S. Treasury Note, 6.25%, 07/31/98                    2.1%
  U.S. Treasury Bond, 6.75%, 08/15/26                    1.7%
  General Electric Co.                                   1.5%
  U.S. Treasury Bond, 7.25%, 05/15/16                    1.3%
  U.S. Treasury Note, 5.75%, 09/30/99                    1.2%
  TCI Communications, Inc., 6.38%, 09/15/99              1.1%
  Microsoft Corp.                                        1.1%
  Coca-Cola, Co.                                         1.0%
  Pitney Bowes Credit Corp., 8.55%, 09/15/09             0.9%

Large Cap Portfolio Sector Breakdown*:
-----------------------------------------------------------------------
                               Portfolio       S&P 500     Over/(Under)
Sector                           Weight         Weight       Weighting
-----------------------------------------------------------------------
Basic Materials                     3.5%          4.9%         (1.4)%
Energy                              9.7%          8.4%          1.3 %
Consumer Non-Discretionary         20.3%         22.6%         (2.3)%
Consumer Discretionary             10.3%         11.1%         (0.8)%
Commercial Services                 1.7%          2.0%         (0.3)%
Manufacturing                      12.3%         11.9%          0.4 %
Technology                         11.6%         11.1%          0.5 %
Finance                            20.7%         17.1%          3.6 %
Utilities                           9.9%         10.9%         (1.0)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------
(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(c) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted unmanaged average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(d) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(e) Lehman Brothers High-Yield Bond Index is an unmanaged index composed of fixed rate, publicly issued, noninvestment grade debt registered with the SEC.

(f) Lehman Brothers Emerging Markets Index is an unmanaged composite index of U.S. dollar-denominated, below investment grade bonds issued from within foreign developing markets.

(g) IBC's Money Funds Report Average/All Taxable (IBC) Index is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

(h) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index which includes fixed rate debt issues with maturities of up to ten years. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million.

(i) LIBOR (London Interbank Offered Rate) is a rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

(j) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.

(k) Salomon Brothers Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(l) The Salomon Brothers Non-U.S. World Government Bond (S.B. Non-U.S. WGBI) Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(m) Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

Variable Fund
Portfolio of Investments
December 31, 1997
-----------------------------------------------------------------

                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
COMMON STOCKS (90.6%)
United States (85.1%)

Aerospace and Defense (1.0%)
Alliant Techsystems, Inc.+.........     91,600      $ 5,106,700
General Dynamics Corp..............    684,600       59,175,112
General Motors, Class H............    180,000        6,648,750
Gulfstream Aerospace Corp.+........    125,600        3,673,800
Raytheon Co........................     29,921        1,475,474
Thiokol Corp.......................    164,100       13,333,125
                                                    ------------
                                                     89,412,961
                                                    ------------

Apparel (0.4%)
American Eagle Outfitters, Inc.+...    108,800        3,794,400
Liz Claiborne, Inc.................    824,800       34,486,950
                                                    ------------
                                                     38,281,350
                                                    ------------

Auto Parts and Accessories (0.8%)
Arvin Industries, Inc..............    384,200       12,798,663
Dana Corp..........................    478,200       22,714,500
Echlin, Inc........................    930,100       33,657,994
Lear Corp.+........................     22,900        1,087,750
                                                    ------------
                                                     70,258,907
                                                    ------------

Autos and Auto Equipment (2.7%)
Bandag, Inc........................    103,000        5,504,063
Borg Warner Automotive, Inc........    205,300       10,675,600
Budget Group, Inc., Class A+.......    171,500        5,927,469
Chrysler Corp......................  2,047,600       72,049,924
Dura Automotive Systems, Inc.+.....     63,900        1,581,525
Ford Motor Co......................  2,460,300      119,785,855
General Motors Corp................    469,200       28,445,250
Kaydon Corp........................    201,000        6,557,625
Leasing Solutions, Inc.+...........      5,000          119,375
PACCAR, Inc........................     23,300        1,223,250
Westinghouse Air Brake Co..........     42,800        1,096,750
                                                    ------------
                                                    252,966,686
                                                    ------------

Banks (5.4%)
AmSouth Bancorporation.............    271,000       14,718,688
Bank United Corp...................     46,500        2,275,594
BankAmerica Corp...................  1,941,000      141,692,999
Centura Banks, Inc.................     48,500        3,346,500
City National Corp.................     37,600        1,388,850
Commerce Bancshares, Inc...........      1,600          108,400
Dime Bancorp, Inc..................    576,700       17,445,175
First American Corp. (Tenn.).......     86,000        4,278,500
First Chicago NBD Corp.............  1,210,672      101,091,111
First Commercial Corp..............     15,800          926,275
First Commonwealth Financial Corp..     12,200          427,763
First Empire State Corp............     13,400        6,231,000
First of America Bank Corp.........    326,750       25,200,594
First Tennessee National Corp......     51,800        3,457,650
Firstfed Financial Corp.+..........     65,400        2,534,250
Imperial Bancorp+..................    348,400       17,180,475

Banks (continued)
Investors Financial Services Corp..     80,000      $ 3,680,000
Mercantile Bankshares Corp.........    346,100       13,541,163
NationsBank Corp...................    637,200       38,749,724
North Fork Bancorp, Inc............    460,700       15,462,244
ONBANCorp, Inc.....................     82,682        5,829,081
Prime Bancshares, Inc..............     25,000          521,875
Security Capital Group, Inc.,
  Warrants+........................     11,789           61,892
Southtrust Corp....................    371,200       23,548,000
Sovereign Bancorp, Inc.............    817,868       16,970,761
Star Banc Corp.....................    112,200        6,437,475
State Street Corp..................    270,500       15,739,719
TR Financial Corp..................     41,500        1,379,875
UnionBancal Corp...................     65,000        6,987,500
USBANCORP, Inc.....................     13,200          963,600
                                                    ------------
                                                    492,176,733
                                                    ------------

Building Materials and Construction (2.4%)
American Buildings Co.+............     60,500        1,527,625
Centex Construction Products, Inc..    290,700        8,757,338
Centex Corp........................    615,900       38,763,205
Continental Homes Holding Corp.....    235,500        9,478,875
Florida Rock Industries, Inc.......    108,000        2,457,000
Lafarge Corp.......................    394,200       11,653,538
Lone Star Industries, Inc..........    285,900       15,188,438
Martin Marietta Materials, Inc.....     31,700        1,159,031
Masco Corp.........................  1,612,000       82,010,499
Southdown, Inc.....................    258,200       15,233,800
Standard Pacific Corp..............    261,900        4,124,925
Stone & Webster, Inc...............     39,300        1,842,188
Texas Industries, Inc..............    273,200       12,294,000
Tredegar Industries, Inc...........     48,300        3,181,763
USG Corp.+.........................    300,700       14,734,300
                                                    ------------
                                                    222,406,525
                                                    ------------

Chemicals (1.4%)
Dow Chemical Co....................    868,800       88,183,199
General Chemical Group, Inc. (The).    102,100        2,731,175
Goodrich (B.F.) Co.................    235,080        9,741,128
Lyondell Petrochemical Co..........    588,300       15,589,950
Solutia, Inc.......................    100,700        2,687,431
Waters Corp.+......................    100,000        3,762,500
Wellman, Inc.......................     82,300        1,604,850
                                                    ------------
                                                    124,300,233
                                                    ------------

Commercial Services (1.0%)
AccuStaff, Inc.+...................    580,700       13,356,100
Aviall, Inc.+......................     93,400        1,395,163
Crescent Operating, Inc.+..........     46,200        1,131,900
Deluxe Corp........................    388,500       13,403,250
FactSet Research Systems, Inc.+....     43,700        1,343,775
Galileo International, Inc.........    208,700        5,765,338
Interim Services, Inc.+............    190,600        4,931,775

See Notes to Portfolio of Investments.                                        13

Variable Fund
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

United States (continued)

Commercial Services (continued)
Mail-Well, Inc.+...................     56,100      $ 2,272,050
Maximus, Inc.+.....................     59,900        1,448,831
Ogden Corp.........................    579,100       16,323,381
Quintiles Transnational Corp.+.....    405,600       15,514,200
Service Corporation International..    303,500       11,210,531
Terra Industries, Inc..............    122,100        1,594,931
U.S. Filter Corp.+.................     76,500        2,290,219
                                                    ------------
                                                     91,981,444
                                                    ------------

Computer Software (2.3%)
BMC Software, Inc.+................    189,700       12,449,063
Cadence Design Systems, Inc.+......    324,200        7,942,900
Cambridge Technology Partners,          21,200          882,450
  Inc.+............................  1,052,762       55,664,790
Computer Associates
  International, Inc...............
Computer Horizons Corp.+...........     11,300          508,500
Computer Learning Centers, Inc.+...    104,900        6,425,125
Computer Task Group, Inc...........     31,800        1,130,888
Compuware Corp.+...................    535,201       17,126,484
Edify Corp.+.......................     27,800          521,250
Engineering Animation, Inc.+.......     90,100        4,144,600
Hyperion Software Corp.+...........     86,200        3,081,650
Manugistics Group, Inc.+...........     65,000        2,900,625
Microsoft Corp.+...................    625,300       80,820,024
Symantec Corp.+....................    624,900       13,708,744
                                                    ------------
                                                    207,307,093
                                                    ------------

Computers and Office Equipment (5.5%)
Adaptec, Inc.+.....................    275,300       10,220,513
Compaq Computer Corp...............  3,077,350      173,677,940
CompUSA, Inc.+.....................    142,600        4,420,600
Comverse Technology, Inc.+.........     94,451        3,683,589
Dell Computer Corp.+...............  2,955,000      248,219,999
Digital Equipment Corp.+...........     45,200        1,672,400
FORE Systems, Inc.+................    100,000        1,525,000
Herman Miller, Inc.................    276,000       15,059,250
Magnetek, Inc.+....................     65,200        1,271,400
Moore Corp. Ltd....................    667,400       10,094,425
MTS Systems Corp...................     25,600          960,000
Quantum Corp.+@....................    190,600        3,823,913
Silicon Graphics, Inc.+............     93,100        1,157,931
Sun Microsystems, Inc.+............    475,000       18,940,625
Unisys Corp.+......................    844,700       11,720,213
                                                    ------------
                                                    506,447,798
                                                    ------------

Consumer Products (2.1%)
American Greetings Corp., Class A..    202,900        7,938,463
Blyth Industries, Inc.+............    376,500       11,271,469
Conmed Corp.+......................    109,900        2,884,875
Dial Corp..........................    625,900       13,026,544
Herbalife International, Inc.+.....     33,133          712,360
Premark International, Inc.........    501,900       14,555,100



Consumer Products (continued)
Procter & Gamble Co................  1,762,500     $140,669,530
                                                    ------------
                                                    191,058,341
                                                    ------------

Diversified (2.3%)
Aeroquip-Vickers, Inc..............    276,000       13,541,250
Amway Asia Pacific Ltd.............     64,200        1,251,900
CBS Corp...........................    146,200        4,303,763
CIT Group, Inc. (The)+.............     50,000        1,612,500
Cooper Industries, Inc.............     44,000        2,156,000
Deere & Co.........................  1,212,900       70,727,230
Eaton Corp.........................    191,500       17,091,375
ITT Industries, Inc................    628,300       19,712,913
NACCO Industries, Inc..............     97,800       10,482,938
Paragon Trade Brands, Inc.+........     27,700          356,638
Rohm & Haas Co.....................    607,900       58,206,424
Tyco International Ltd.............    126,878        5,717,440
Varlen Corp........................    109,050        2,673,429
                                                    ------------
                                                    207,833,800
                                                    ------------

Electrical Equipment (0.1%)
C & D Technologies, Inc............     77,900        3,758,675
Cymer, Inc.+.......................     70,000        1,050,000
Encore Wire Corp.+.................     34,950        1,072,528
Esterline Technologies+............      1,900           68,400
Popular, Inc.......................      4,700          232,650
Vitesse Semiconductor Corp.+.......    147,000        5,549,250
                                                    ------------
                                                     11,731,503
                                                    ------------

Electronics (3.0%)
Analog Devices, Inc.+..............    100,000        2,768,750
Avid Technology, Inc.+.............     63,200        1,690,600
Berg Electronics Corp.+............    200,000        4,550,000
Cellstar Corp.+....................    221,800        4,408,275
Essex International, Inc.+.........    221,500        6,589,625
Intel Corp.........................  2,072,800      145,614,199
KLA Instruments Corp.+.............    982,100       37,933,612
PMC-Sierra, Inc.+..................    100,000        3,100,000
QLogic Corp.+......................    106,300        3,135,850
Solectron Corp.+...................     45,300        1,882,781
Technitrol, Inc....................    103,200        3,096,000
Tektronix, Inc.....................  1,384,650       54,953,296
VLSI Technology, Inc.+.............    275,400        6,506,325
                                                    ------------
                                                    276,229,313
                                                    ------------

Financial Services (8.3%)
Affiliated Managers Group, Inc.+...     43,200        1,252,800
Ahmanson (H. F.) & Co..............  1,611,900      107,896,555
AMRESCO, Inc.+.....................    271,900        8,224,975
Bankers Trust New York Corp........    519,942       58,460,978
Bear Stearns Co., Inc..............    436,596       20,738,310
ContiFinancial Corp.+..............     46,600        1,173,738
Donaldson, Lufkin & Jenrette, Inc..    188,600       14,993,700
FIRSTPLUS Financial Group, Inc.+...    277,700       10,656,738

14  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

United States (continued)

Financial Services (continued)
Golden West Financial Corp.........    676,100      $66,131,030
Greenpoint Financial Corp..........     27,600        2,002,725
Lehman Brothers Holdings, Inc......    275,400       14,045,400
Life Financial Corp.+..............     27,900          352,238
Merrill Lynch & Co., Inc...........  1,252,000       91,317,749
Metris Companies, Inc..............     22,400          767,200
MGIC Investment Corp...............     77,300        5,140,450
Money Store, Inc. (The)............    234,200        4,918,200
Morgan Stanley, Dean Witter,
  Discover & Co....................    915,900       54,152,587
Nationwide Financial Services,
  Inc., Class A....................    177,200        6,401,350
Paine Webber Group, Inc............    302,850       10,467,253
Republic New York Corp.............    636,300       72,657,505
SunAmerica, Inc....................    575,050       24,583,388
TCF Financial Corp.................     47,400        1,608,638
Trans Financial, Inc...............     59,800        2,324,725
Travelers Group, Inc...............  3,268,924      176,113,280
Webster Financial Corp.............     59,100        3,930,150
WSFS Financial Corp.+..............     65,400        1,308,000
                                                    ------------
                                                    761,619,662
                                                    ------------

Foods and Beverages (2.9%)
Canandaigua Wine Co., Inc., Class
  A+...............................    153,900        8,522,213
Conagra, Inc.......................  2,121,700       69,618,280
Coors (Adolph) Co..................     84,000        2,793,000
Dean Foods Co......................    281,400       16,743,300
Earthgrains Co.....................    163,900        7,703,300
International Home Foods, Inc.+....    113,000        3,164,000
Interstate Bakeries Corp...........    484,400       18,104,450
Kroger Co. (The)+..................  2,737,200      101,105,324
Quaker Oats Co.....................     97,800        5,158,950
Ralcorp Holdings, Inc.+............    171,500        2,904,781
Smithfields Foods, Inc.+...........    453,600       14,968,800
Suiza Foods Corp.+.................    335,500       19,983,219
                                                    ------------
                                                    270,769,617
                                                    ------------

Health Services (0.8%)
Alpharma, Inc. Class A.............    184,017        4,002,370
Beverly Enterprises, Inc.+.........  1,768,200       22,986,600
Lincare Holdings, Inc.+............     58,900        3,357,300
MedPartners, Inc.+.................    120,900        2,705,138
Phycor, Inc.+......................    794,900       21,462,300
Sybron International Corp.+........    354,300       16,629,956
Total Renal Care Holdings, Inc.+...    140,000        3,850,000
                                                    ------------
                                                     74,993,664
                                                    ------------

Home Furnishings and Appliances (0.4%)
Carlisle Co., Inc..................    136,600        5,839,650
Chicago Miniature Lamp, Inc.+......     67,200        2,268,000
Ethan Allen Interiors, Inc.........    483,000       18,625,688
Furniture Brands International,
  Inc.+............................     82,700        1,695,350



Home Furnishings and Appliances (continued)
O' Sullivan Industries Holdings,
  Inc.+............................    141,400      $ 1,414,000
Sunbeam Corp.......................     75,200        3,167,800
                                                    ------------
                                                     33,010,488
                                                    ------------

Hotels and Restaurants (0.5%)
Foodmaker, Inc.+...................    246,500        3,712,906
Marriott International, Inc........    293,200       20,304,100
Promus Hotel Corp.+................    346,320       14,545,440
Ruby Tuesday, Inc.+................     76,200        1,962,150
Silverleaf Resorts, Inc.+..........     46,500        1,139,250
Sonic Corp.+.......................    129,700        3,647,813
Suburban Lodges of America, Inc.+..    134,900        1,795,856
                                                    ------------
                                                     47,107,515
                                                    ------------

Insurance (6.5%)
Allied Group, Inc..................     75,500        2,161,188
Allmerica Financial Corp...........    222,700       11,121,081
Allstate Corp......................  1,374,000      124,862,249
Chartwell Re Corp..................    112,000        3,780,000
CIGNA Corp.........................    279,800       48,422,887
Cincinnati Financial Corp..........     26,500        3,729,875
Conseco, Inc.......................  1,758,487       79,901,252
Equitable Co., Inc. (The)..........    315,600       15,701,100
ESG Re Ltd.+.......................     57,700        1,355,950
Everest Re Holdings, Inc...........    347,000       14,313,750
FBL Financial Group, Inc...........     65,900        2,644,238
Financial Security Assurance
  Holdings Ltd.....................     71,300        3,440,225
First American Financial Corp......     55,900        4,129,613
Hartford Financial Services
  Group, Inc.......................    766,100       71,678,230
Hartford Life, Inc., Class A.......    130,600        5,917,813
IPC Holdings Ltd...................    159,300        5,127,469
Jefferson-Pilot Corp...............    534,100       41,593,037
LaSalle Re Holdings Ltd............     33,100        1,170,913
Lawyers Title Corp.................    220,100        6,919,394
Loews Corp.........................    631,300       66,996,712
Mutual Risk Management Ltd.........    210,932        6,314,777
Old Republic International Corp....    378,328       14,069,073
Orion Capital Corp.................    222,200       10,318,413
Reliance Group Holdings, Inc.......    478,800        6,763,050
RLI Corp...........................     53,400        2,659,988
Selective Insurance Group, Inc.....     32,100          866,700
Torchmark Corp.....................    660,400       27,778,075
Transatlantic Holdings, Inc........    121,950        8,719,425
USF&G Corp.........................     21,190          467,511
Vesta Insurance Group, Inc.........    128,200        7,611,875
                                                    ------------
                                                    600,535,863
                                                    ------------

Machinery and Equipment (2.0%)
Applied Power, Inc.................     96,500        6,658,500
Barnes Group, Inc..................     77,600        1,765,400
Case Corp..........................    486,300       29,390,756
Caterpillar, Inc...................  1,377,600       66,899,699

Variable Fund
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

United States (continued)

Machinery and Equipment (continued)
Chart Industries, Inc..............     58,500      $ 1,334,531
Commercial Intertech Corp..........     64,800        1,344,600
Cummins Engine Company, Inc........    177,600       10,489,500
Graco, Inc.........................     58,000        2,164,125
Ingersoll-Rand Co..................     80,700        3,268,350
Parker-Hannifin Corp...............    619,300       28,410,388
Snap-On, Inc.......................    474,900       20,717,513
Terex Corp.+.......................    637,700       14,985,950
                                                    ------------
                                                    187,429,312
                                                    ------------

Media and Entertainment (0.3%)
Allen Telecom, Inc.+...............     46,300          853,656
Belo Corp. Class A.................     50,000        2,806,250
Clear Channel Communications, Inc.+     62,800        4,988,675
Fleetwood Enterprises, Inc.........    190,000        8,063,125
Gaylord Entertainment Co...........    125,500        4,008,156
Grand Casinos, Inc.+...............    169,300        2,306,713
GTECH Holdings Corp.+..............     79,300        2,532,644
Lin Television Corp.+..............     57,900        3,155,550
Midway Games, Inc.+................     82,300        1,496,831
Speedway Motorsports, Inc.+........     72,100        1,788,981
                                                    ------------
                                                     32,000,581
                                                    ------------

Medical Supplies (0.7%)
ATL Ultrasound, Inc.+..............     38,500        1,771,000
Datascope Corp.+...................     80,800        2,090,700
Hanger Orthopedic Group, Inc.+.....     98,400        1,266,900
Heartport, Inc.+...................     45,600          929,100
Marquette Medical Systems, Inc.+...     25,500          678,938
Maxxim Medical, Inc.+..............    236,000        5,133,000
Mylan Laboratories, Inc............    124,300        2,602,531
OEC Medical Systems, Inc.+.........    111,500        2,223,031
Osteotech, Inc.+...................    143,000        3,896,750
Perrigo Co.+.......................    821,400       10,986,225
ResMed, Inc.+......................      3,500           98,438
Safeskin Corp.+....................    366,200       20,781,850
Spine-Tech, Inc.+..................    243,400       12,519,888
Vivus, Inc.+.......................     53,400          567,375
                                                    ------------
                                                     65,545,726
                                                    ------------

Metals and Mining (0.9%)
National Steel Corp., Class B+.....    725,600        8,389,750
RMI Titanium Co.+..................    290,100        5,802,000
Schnitzer Steel Industries, Inc....     44,200        1,240,363
Special Metals Corp.+..............     49,300          887,400
Timken Co..........................  1,671,000       57,440,624
Titanium Metals Corp.+.............    217,500        6,280,313
Trinity Industries, Inc............     98,600        4,400,025
                                                    ------------
                                                     84,440,475
                                                    ------------

Oil and Gas (9.1%)
Ashland Oil, Inc...................  1,002,200       53,805,612

Oil and Gas (continued)
Bayard Drilling Technologies, Inc.+     45,100      $   732,875
Cliffs Drilling Co.+...............    243,400       12,139,575
Columbia Gas System, Inc...........    923,100       72,521,043
Comstock Resources, Inc.+..........    691,000        8,248,813
Devon Energy Corp..................     31,800        1,224,300
Domain Energy Corp.+...............    153,000        2,409,750
Ensco International, Inc...........    250,000        8,375,000
Global Marine, Inc.+...............    537,100       13,158,950
Gulf Indonesia Resources Ltd.+.....     67,000        1,474,000
Helmerich & Payne, Inc.............    903,300       61,311,487
Input/Output, Inc.+................    200,400        5,949,375
Kerr-McGee Corp....................  1,144,800       72,480,149
Marine Drilling Co., Inc.+.........    581,800       12,072,350
National Fuel Gas Co...............    130,500        6,353,719
Occidental Petroleum Corp..........  3,276,700       96,048,268
Oryx Energy Co.+...................  1,822,700       46,478,849
Phillips Petroleum Co..............  2,240,900      108,963,762
Pool Energy Services Co.+..........    425,700        9,471,825
Rowan Co., Inc.+...................    276,300        8,427,150
Santa Fe International Corp........    137,800        5,606,738
SEACOR SMIT Holdings+..............    290,100       17,478,525
Seitel, Inc.+......................     49,600          849,400
Sun Company, Inc...................    148,400        6,242,075
Tesoro Petroleum Corp.+............     46,000          713,000
Texaco, Inc........................    956,300       51,998,812
Tidewater, Inc.....................    225,200       12,414,150
Triton Energy Ltd.+................     50,000        1,459,375
Union Texas Petroleum Holdings,        550,900       11,465,606
  Inc..............................
USX-Marathon Group.................  2,615,100       88,259,624
Valero Energy Corp.................    392,900       12,351,794
Vastar Resources, Inc..............     23,100          825,825
Veritas DGC, Inc.+.................    408,100       16,119,950
Vintage Petroleum, Inc.............    385,600        7,326,400
                                                    ------------
                                                    834,758,126
                                                    ------------

Paper and Containers (0.2%)
Ball Corp..........................    440,100       15,541,031
Buckeye Technologies, Inc.+........     23,200        1,073,000
                                                    ------------
                                                     16,614,031
                                                    ------------

Pharmaceuticals (4.7%)
Bindley Western Industries, Inc....     46,910        1,448,346
Bristol-Myers Squibb Co............  1,210,100      114,505,712
Crescendo Pharmaceuticals Corp.+...      1,329           15,367
Dura Pharmaceuticals, Inc.+........    222,600       10,211,775
Eli Lilly & Co.....................  1,431,700       99,682,112
Medicis Pharmaceutical Corp.+......    223,100       11,405,988
Merck & Co., Inc...................    150,700       16,011,875
Pharmerica, Inc.+..................    804,707        8,348,835
Rexall Sundown, Inc.+..............    503,300       15,193,369
Schering Plough....................  2,201,500      136,768,187

16  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
United States (continued)

Pharmaceuticals (continued)
Theragenics Corp.+.................     41,800      $ 1,504,800
Watson Pharmaceuticals, Inc.+......    502,600       16,303,088
                                                    ------------
                                                    431,399,454
                                                    ------------

Printing and Publishing (2.7%)
Central Newspapers, Inc., Class A..    224,300       16,584,181
Devon Group, Inc.+.................     29,400        1,352,400
Dow Jones & Co., Inc...............     92,600        4,971,463
Gannett Co., Inc...................    646,500       39,961,780
Hollinger International, Inc.......    179,800        2,517,200
Lexmark International Group, Inc.+.    232,500        8,835,000
McClatchy Newspapers, Inc..........    217,900        5,924,156
New York Times Co..................  1,304,900       86,286,512
Times Mirror Co....................    162,000        9,963,000
Tribune Co.........................    763,700       47,540,324
Valassis Communications, Inc.+.....    679,500       25,141,500
                                                    ------------
                                                    249,077,516
                                                    ------------

Real Estate Investment Trusts (2.8%)
Alexandria Real Estate Equities,
  Inc..............................     19,300          609,156
AMB Property Corp..................     30,400          763,800
American Residential Investment
  Trust, Inc.......................     31,900          378,813
Apartment Investment &
  Management Co....................    237,900        8,742,825
Arden Realty Group, Inc............     93,800        2,884,350
Bay Apartment Communities, Inc.....     66,700        2,601,300
Bedford Property Investors, Inc....     56,700        1,240,313
Berkshire Realty Co., Inc..........    108,900        1,306,800
Brandywine Realty Trust............     25,900          650,738
BRE Properties, Inc., Class A......     84,400        2,373,750
Camden Property Trust..............     25,400          787,400
Capstone Capital Trust, Inc........     78,700        2,011,769
Captec Net Lease Realty, Inc.......     77,000        1,323,438
Carramerica Realty Corp............    102,000        3,232,125
CBL & Associates Properties, Inc...    169,500        4,184,531
Chelsea GCA Realty, Inc............     61,400        2,344,713
Colonial Properties Trust..........    159,800        4,813,975
Cornerstone Properties, Inc........     38,200          732,963
Crescent Real Estate Equities, Inc.    397,500       15,651,563
Criimi Mae, Inc....................     54,100          811,500
Crown America Realty Trust.........    228,300        2,126,044
Developers Diversified Realty Corp.     56,400        2,157,300
Duke Realty Investments, Inc.......    608,800       14,763,400
Eastgroup Properties, Inc..........     74,450        1,609,981
Equity Office Properties Trust.....    221,366        6,986,864
Equity Residential Properties Trust    246,550       12,466,184
Essex Property Trust, Inc..........    119,100        4,168,500
Felcor Suite Hotels, Inc...........    183,600        6,517,800
First Industrial Realty Trust, Inc.    120,000        4,335,000
General Growth Properties..........    151,200        5,462,100
Glenborough Realty Trust, Inc......    146,100        4,328,213
Health Care REIT, Inc..............    104,000        2,925,000

Real Estate Investment Trusts (continued)
Healthcare Realty Trust, Inc.......     95,300      $ 2,757,744
Highwood Properties, Inc...........     85,100        3,164,656
Home Properties of New York, Inc...     44,800        1,218,000
Imperial Credit Commercial
  Mortgage Investment Corp.........     40,600          593,775
Innkeepers USA Trust...............    135,900        2,106,450
JDN Realty Corp....................     62,400        2,020,200
Kimco Realty Corp..................    290,200       10,229,550
Koger Equity, Inc..................    100,000        2,193,750
Lasalle Partners, Inc.+............     27,200          969,000
Lexington Corporate Properties,
  Inc..............................     67,200        1,037,400
LTC Properties, Inc................     56,900        1,180,675
Mack-Cali Realty Corp..............    130,900        5,366,900
Manufactured Home Communities, Inc.    126,000        3,402,000
Meridian Industrial Trust, Inc.....     16,500          420,750
Merry Land & Investment Co., Inc...    100,000        2,287,500
MGI Properties, Inc................     75,500        1,812,000
Mid-America Apartment
  Communities, Inc.................     50,300        1,436,694
National Golf Properties, Inc......    175,700        5,765,156
National Health Investors, Inc.....     54,500        2,282,188
Oasis Residential, Inc.............    172,200        3,842,213
OMEGA Healthcare Investors, Inc....     48,000        1,854,000
Post Properties, Inc...............     33,301        1,352,841
Prentiss Properties Trust..........     85,900        2,399,831
Prime Retail, Inc..................     46,900          665,394
Public Storage, Inc................    291,700        8,568,688
Ramco-Gerhenson Properties Trust...     18,075          355,852
Reckson Associates Realty Corp.....     52,500        1,332,188
Regency Realty Corp................     19,300          534,369
Security Capital Industrial Trust..    223,725        5,565,159
Simon Debartolo Group, Inc.........    254,544        8,320,407
SL Green Realty Corp...............     42,100        1,091,969
Spieker Properties, Inc............    283,400       12,150,775
Starwood Lodging Trust.............    258,900       14,983,838
Sunstone Hotel Investors, Inc......    145,400        2,508,150
Tanger Factory Outlet Centers, Inc.     94,100        2,875,931
Tower Realty Trust, Inc............     33,600          827,400
United Dominion Realty Trust, Inc..    150,008        2,090,737
Universal Health Realty Income
  Trust............................     32,100          702,188
Walden Residential Properties, Inc.    164,800        4,202,400
Weeks Corp.........................     41,100        1,315,200
Weingarten Realty Investors........     51,000        2,285,438
                                                    ------------
                                                    255,361,564
                                                    ------------

Retail (5.1%)
Ames Department Stores, Inc.+......    252,900        4,425,750
Barnes & Noble, Inc.+..............     96,600        3,224,025
Burlington Coat Factory Warehouse..    391,920        6,442,185
Casey's General Stores, Inc........     45,000        1,141,875
Costco Companies, Inc.+............    495,800       22,125,075
CVS Corp...........................     91,600        5,868,125

Variable Fund
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------


                                     Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
United States (continued)

Retail (continued)
Dayton Hudson Corp.................  2,021,100     $136,424,249
Dress Barn, Inc.+..................    117,000        3,319,875
Fabri-Centers of America, Class A+.     46,000        1,026,375
Federated Department Stores, Inc.+.  1,343,300       57,845,855
Fingerhut Companies, Inc...........    705,500       15,080,063
Footstar, Inc.+....................    581,016       15,614,805
Funco, Inc.+.......................     41,400          615,825
Goody's Family Clothing, Inc.+.....     41,700        1,133,719
Hasbro, Inc........................     92,000        2,898,000
Linens 'n Things, Inc.+............     37,200        1,622,850
Mac Frugal's Bargains+.............     69,500        2,858,188
Maxim Group, Inc. (The)+...........      3,600           56,025
Pacific Sunwear of California+.....     53,700        1,587,506
Payless ShoeSource, Inc.+..........    224,592       15,075,738
Rite Aid Corp......................     93,000        5,457,938
Ross Stores, Inc...................    674,500       24,534,938
Russ Berrie & Co., Inc.............    222,100        5,830,125
Stage Stores, Inc.+................     68,000        2,541,500
TJX Companies, Inc.................  3,348,300      115,097,812
Urban Shopping Centers, Inc........    125,000        4,359,375
Williams-Sonoma, Inc.+.............     22,900          958,938
Woolworth Corp.+...................    488,700        9,957,263
                                                    ------------
                                                    467,123,997
                                                    ------------

Telecommunications (0.4%)
ADC Telecommunications, Inc.+......     72,500        3,026,875
Aliant Communications, Inc.........     40,700        1,276,963
Ameritech Corp.....................    300,100       24,158,050
Magyar Tavkozlesi Route+...........     80,000        2,080,000
Teleport Communications Group,
  Inc.+............................     73,300        4,022,338
                                                    ------------
                                                     34,564,226
                                                    ------------

Transportation (2.5%)
Airborne Freight Corp..............    257,500       15,997,188
Alaska Air Group, Inc.+............    121,600        4,712,000
America West Holdings Corp.+.......     83,700        1,558,913
Amerus Life Holdings, Inc., Class A     64,900        2,393,188
AMR Corp.+.........................    532,400       68,413,399
CNF Transportation, Inc............    304,800       11,696,700
Comair Holdings, Inc...............     51,525        1,243,041
Continental Airlines, Inc., Class
  B+...............................    196,500        9,456,563
CSX Corp...........................    197,600       10,670,400
Delta Air Lines, Inc...............    276,100       32,855,900
Eagle USA Airfreight, Inc.+........     33,900          966,150
Trico Marine Services, Inc.+.......    574,100       16,864,188
U.S. Freightways Corp..............    561,200       18,239,000
U.S. Rentals, Inc.+................     66,300        1,558,050
UAL Corp.+.........................    168,500       15,586,250
US Airways Group, Inc.+............     93,300        5,831,250
Yellow Corp.+......................    530,700       13,333,838
                                                    ------------
                                                    231,376,018
                                                    ------------

Utilities - Electric (0.5%)
Atlantic Energy, Inc...............    530,500      $11,239,969
Boston Edison Co...................    197,100        7,465,163
Calenergy, Inc.+...................    132,100        3,797,875
Montana Power Co...................    446,500       14,204,281
New York State Electric & Gas Corp.    254,500        9,034,750
Pinnacle West Capital Corp.........    117,300        4,970,588
                                                    ------------
                                                     50,712,626
                                                    ------------

Utilities - Oil and Gas (1.0%)
Coastal Corp. (The)................    964,400       59,732,524
Energen Corp.......................    107,100        4,257,225
KeySpan Energy Corp................     95,700        3,522,956
NUI Corp...........................     80,200        2,300,738
ONEOK, Inc.........................     70,000        2,826,250
Pacific Enterprises................    301,600       11,347,700
People's Energy Corp...............    104,200        4,102,875
Southwestern Energy Co.............    255,500        3,289,563
                                                    ------------
                                                     91,379,831
                                                    ------------

Utilities - Telephone (2.4%)
Aerial Communications, Inc.+.......    213,900        1,524,038
Alltel Corp........................    273,600       11,234,700
Bell Atlantic Corp.................  1,255,323      114,234,392
BellSouth Corp.....................  1,096,300       61,735,393
Century Telephone Enterprises......    357,400       17,802,988
Cincinnati Bell, Inc...............    110,600        3,428,600
MCI Communications Corp............     36,500        1,562,656
Southern New England
  Telecommunications Corp..........    109,100        5,489,094
U.S. West Communications Group.....     69,900        3,154,238
                                                    ------------
                                                    220,166,099
                                                    ------------
Total United States                               7,822,379,078
                                                    ------------
Foreign Common Stocks (5.5%)
Argentina (0.1%)
Banco de Galicia y Buenos Aires SA
  (Banks) .........................    177,900        4,580,925
YPF Sociedad Anonima (Oil and Gas)      59,100        2,020,481
                                                    ------------
Total Argentina
                                                      6,601,406
                                                    ------------
Australia (0.2%)
Goodman Fielder Ltd.
  (Foods and Beverages) ...........  3,678,129        5,847,567
Mayne Nickless Ltd. (Commercial        636,500        3,363,393
  Services)
Westpac Banking Corp. Ltd. (Banks)     864,500        5,529,145
Woolworth Ltd. (Foods and
  Beverages) ......................  1,780,856        5,952,571
                                                    ------------
Total Australia                                      20,692,676
                                                    ------------
Austria (0.0%)
VA Technologie AG (Commercial
Services)..........................     11,700        1,773,842
                                                    ------------

18  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Belgium (0.1%)
Delhaize-Le Lion, SA
  (Foods and Beverages) ...........     72,300      $ 3,668,674
Societe Generale De Belgique
  (Financial Services) ............     43,100        3,943,574
                                                    ------------
Total Belgium                                         7,612,248
                                                    ------------
Brazil (0.1%)
Telecomunicaciones Brasileiras SA
  (Utilities - Telephone) .........     46,950        5,466,741
Unibanco Brasileiros SA
  (Financial Services) +...........     30,700          988,156
                                                    ------------
Total Brazil                                          6,454,897
                                                    ------------
Canada (0.1%)
Canadian Imperial Bank of Commerce
  (Banks) .........................    102,843        3,205,265
Canadian National Railway Co.
  (Transportation) ................     71,600        3,381,997
Petro-Canada (Oil and Gas) ........    309,300        5,619,632
                                                    ------------
Total Canada                                         12,206,894
                                                    ------------
Chile (0.0%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) .........     94,900        2,835,138
                                                    ------------
Denmark (0.2%)
Bang & Olufsen Holding Co.
  (Electronics) ...................     88,400        5,267,430
Carli Gry International A/S
  (Apparel) .......................     66,885        3,760,762
Novo-Nordisk A/S (Pharmaceuticals)      53,300        7,628,509
Unidanmark A/S (Banks) ............     57,500        4,223,983
                                                    ------------
Total Denmark                                        20,880,684
                                                    ------------
Finland (0.2%)
Huhtamaki Group (Diversified) .....     90,200        3,726,941
Jaakko Poyry Group
  (Commercial Services) +              205,530        2,189,106
Oy Nokia Corp., ADR A
  (Telecommunications) +...........     15,000        1,050,000
UPM-Kymmene Corp.
  (Paper and Containers) ..........    156,500        3,132,596
Valmet Oyj (Diversified) ..........    209,500        2,893,113
                                                    ------------
Total Finland                                        12,991,756
                                                    ------------
France (0.4%)
Accor SA (Hotels and Restaurants) .     21,910        4,075,441
Alcatel Alsthom
  (Telecommunications) ............     42,205        5,366,949
Credit Commercial de France
  (Banks) .........................     86,500        5,931,195
Elf Aquitaine SA (Oil and Gas) ....     35,600        4,142,382
Gemini Sogeti SA (Insurance) ......     63,600        5,217,307
Lafarge SA
  (Building Materials and
  Construction) ...................     59,700        3,918,895
Pernod Ricard (Foods and
  Beverages) ......................     13,000          764,978

France (continued)
Schneider SA (Machinery and
  Equipment) ......................     77,375      $ 4,203,246
Union des Assurances Federales
  (Insurance) .....................     32,500        4,267,884
                                                    ------------
Total France                                         37,888,277
                                                    ------------
Germany (0.4%)
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) .........     83,850        4,094,468
Deutsche Lufthansa AG
  (Transportation) ................    217,000        4,079,213
Deutsche Pfandbrief &
  Hypothekenbank AG (Banks) .......     89,300        5,294,301
Gehe AG (Health Services) .........     88,100        4,409,794
Ispat International (Metals and
  Mining) +........................    105,900        2,290,088
Mannesmann AG
  (Machinery and Equipment) .......     12,715        6,428,064
VEBA AG (Utilities - Electric) ....     35,850        2,442,447
Viag AG (Diversified) .............      7,100        3,826,327
Volkswagen AG
  (Autos and Auto Equipment) ......      3,950        2,207,817
                                                    ------------
Total Germany                                        35,072,519
                                                    ------------
Hong Kong (0.1%)
Hutchison Whampoa Ltd.
  (Diversified) ...................    613,000        3,844,963
Lai Sun Development Co., Ltd.
  (Real Estate Investment Trusts) .  3,443,000        1,133,111
Peregrine Investments Holdings
  Ltd. (Financial Services) .......  3,006,000        2,133,767
Regent Pacific Group Ltd.
  (Financial Services) ............     90,000           27,877
                                                    ------------
Total Hong Kong                                       7,139,718
                                                    ------------
India (0.0%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +...........    218,000        3,057,450
                                                    ------------
Indonesia (0.0%)
Bank International Indonesia
  (Banks) .........................  3,443,000          203,641
Putra Surya Multidana (Financial
  Services) + ....................   9,415,500          899,596
                                                    ------------
Total Indonesia                                       1,103,237
                                                    ------------
Ireland (0.1%)
Iona Technologies Plc, ADR
  (Consumer Products) +............    204,000        4,182,000
Irish Life Plc (Insurance) ........    614,935        3,532,233
Waterford Wedgewood
  (Home Furnishings and
  Appliances) .....................  2,797,999        3,788,666
                                                    ------------
Total Ireland                                        11,502,899
                                                    ------------
Israel (0.0%)
Tefron Ltd. (Apparel) +............     92,600        2,129,800
                                                    ------------
Italy (0.3%)
Assicurazioni Generali (Insurance)     130,750        3,213,291
Credito Italiano (Banks) ..........  2,636,000        8,133,150

Variable Fund
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                     Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
Italy (continued)
La Rinascente S.p.A. (Retail) .....    834,800      $ 6,232,683
Pirelli & Co. (Financial Services)   2,814,600        4,553,039
Telecom Italia S.p.A. (Utilities -
  Telephone) + ....................    755,000        4,825,519
                                                    ------------
Total Italy                                          26,957,682
                                                    ------------
Japan (0.6%)
Bank of Tokyo-Mitsubishi (Banks) ..    139,000        1,924,303
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) .....................  1,321,400        3,353,779
Daiichi Pharmaceutical
  (Pharmaceuticals) ...............    453,000        5,121,554
DDI Corp. (Utilities - Telephone) .      1,122        2,977,132
Exedy Corp. (Autos and Auto
  Equipment) ......................    256,400        1,950,296
Fuji Photo Film (Chemicals) .......    156,000        5,999,027
Fujitec Co. Ltd.
  (Building Materials and
  Construction) ...................    213,000        1,179,501
Fujitsu Denso (Diversified) .......     94,500        1,039,331
Hoya Corp. (Medical Supplies) .....    130,000        4,099,335
Minebea Co. Ltd. (Electronics) ....    328,000        3,531,735
Mitsui Chemicals, Inc. (Chemicals)     860,000        1,587,435
Mizuno Corp. (Consumer Products) ..    500,000        1,518,984
Seino Transportation Co., Ltd.
  (Diversified) ...................    975,000        4,881,708
Sekisui Chemical Co. (Chemicals) ..    295,000        1,504,256
Sony Corp. (Electronics) ..........     70,400        6,280,827
Takefuji Corp. (Banks) ............     98,330        4,530,009
West Japan Railway
  (Transportation) ................        873        2,793,147
                                                    ------------
Total Japan                                          54,272,359
                                                    ------------
Mexico (0.2%)
ALFA SA de C.V. (Diversified) .....    392,228        2,656,433
Cifra SA (Retail) .................  2,173,500        4,852,882
Grupo Financiero Banamex Accival
  (Financial Services) ............  1,186,000        3,545,433
Grupo Radio Centro SA
  (Media and Entertainment) .......    214,600        3,058,050
Panamerican Beverages, Inc.
  (Foods and Beverages) ...........    183,000        5,970,375
                                                    ------------
Total Mexico                                         20,083,173
                                                    ------------
Netherlands (0.3%)
Akzo Nobel NV (Chemicals) .........     26,800        4,621,722
Bols Wessanen CVA
  (Foods and Beverages) ...........    221,500        3,430,844
ING Groep NV (Banks) ..............    119,964        5,053,665
KLM Royal Dutch Air Line
  (Transportation) ................     75,730        2,801,734
Philips Electronics NV
  (Electronics) ...................     80,100        4,804,672
Vendex International NV (Retail) ..     60,600        3,345,032
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Printing and Publishing) .    180,300        5,087,324
                                                    ------------
Total Netherlands                                    29,144,993
                                                    ------------
New Zealand (0.0%)
Fernz Corp., Ltd. (Chemicals) .....    824,500        2,130,434
                                                    ------------

Norway (0.3%)
Christiania Bank Og Kredkasse
  (Banks) .........................    682,600      $ 2,759,218
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +.    185,000        3,864,524
Merkantildata ASA (Computer
  Software) .......................     30,700        1,057,732
Ocean Rig ASA (Oil and Gas) .......  8,710,400        9,215,868
Saga Petroleum ASA, Class A (Oil
  and Gas) ........................    183,800        3,166,305
Seateam Technology AS (Oil and
  Gas) +...........................     94,650        1,733,237
Tandberg Television ASA
  (Telecommunications) +...........     54,000          622,610
Tomra Systems ASA
  (Paper and Containers) ..........    157,000        3,513,882
                                                    ------------
Total Norway                                         25,933,376
                                                    ------------
Portugal (0.0%)
Portugal Telecom SA SP ADR
  (Utilities - Telephone) .........     67,000        3,149,000
                                                    ------------
Singapore (0.1%)
Clipsal Industries Ltd.
  (Electrical Equipment) ..........    639,700          818,816
Jardine Matheson Holdings
  (Diversified) ...................    576,174        2,938,487
                                                    ------------
Total Singapore                                       3,757,303
                                                    ------------
Spain (0.1%)
Cortefiel, SA (Retail) ............    163,170        3,275,917
Iberdrola SA (Utilities -
  Electric) .......................    294,800        3,878,046
Telefonica de Espana (Utilities -
  Telephone) ......................    161,000        4,595,008
                                                    ------------
Total Spain                                          11,748,971
                                                    ------------
Sweden (0.2%)
Enator AB (Commercial Services) +..     46,600          922,091
Ericsson ADR (Telecommunications) .    112,000        4,179,000
Frontec AB (Computer Software) +...    209,000        1,830,708
Industrial & Financial Systems
  (Computer Software) +............    165,000        1,138,560
Oxigene, Inc. (Pharmaceuticals) +..    155,350        2,780,274
Prosolvia AB
  (Computers and Office Equipment)
  +................................      8,000          319,622
Securitas AB (Diversified) ........     25,000          756,204
Skandia Forsakrings AB (Insurance)     125,300        5,914,130
Svenska Handelsbanken
  (Financial Services) ............    109,600        3,791,760
                                                    ------------
Total Sweden                                         21,632,349
                                                    ------------
Switzerland (0.3%)
Credit Suisse Group (Banks) .......     34,500        5,345,716
Georg Fischer AG
  (Machinery and Equipment) .......      1,970        2,701,311
Kuoni Reisen AG (Commercial
  Services) .......................      1,405        5,273,984
Nestle SA Registered Shares
  (Foods and Beverages) ...........      2,635        3,954,620
Novartis AG Registered Shares
  (Health Services) ...............      3,780        6,142,123

20  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Switzerland (continued)
Union Bank of Switzerland (Banks) .      1,080      $ 1,563,853
                                                    ------------
Total Switzerland                                    24,981,607
                                                    ------------
Thailand (0.0%)
Total Access Communication Public
  Company Ltd.
  (Telecommunications) ............    955,200          324,768
                                                    ------------
United Kingdom (1.0%)
3i Group Plc (Financial Services) .    293,000        2,391,227
Bank of Scotland (Banks) ..........    697,517        6,427,089
Barclays Plc (Financial Services) .    191,959        5,110,442
Boots Co. Plc (Retail) ............    418,500        6,035,578
Cadbury Schweppes Plc
  (Foods and Beverages) ...........    272,000        2,745,712
Glaxo Wellcome Plc
  (Pharmaceuticals) ...............    202,094        4,788,367
Granada Group Plc (Diversified) ...    449,039        6,871,294
Lonrho Plc (Diversified) ..........  2,098,000        3,210,406
Millennium Chemicals, Inc.
  (Chemicals) .....................    618,600       14,575,763
Morgan Crucible Plc (Diversified) .    629,900        4,788,341
National Westminster Bank Plc
  (Banks) .........................    287,400        4,785,626
NFC Plc (Transportation) ..........    648,000        1,615,322
Pearson Plc (Printing and
  Publishing) .....................    409,800        5,333,594
Shell Transport & Trading Co. (Oil
  and Gas) ........................    705,800        5,109,823
Tomkins Plc (Diversified) .........    688,000        3,294,222
Unilever Plc (Consumer Products) ..    491,200        4,210,829
Vodafone Group Plc
  (Telecommunications) ............    682,679        4,931,199
                                                    ------------
Total United Kingdom                                 86,224,834
                                                    ------------
Venezuela (0.1%)
Compania Anonima Nacional
  Telefonos de Venezuela
  (Utilities - Telephone) .........    119,600        4,978,350
                                                    ------------
Total Foreign Common Stocks                         505,262,640
                                                    ------------
Total Common Stocks (cost $6,352,850,207)         8,327,641,718
                                                  --------------

PREFERRED STOCKS (0.3%)
United States (0.2%)
AMC Entertainment
  (Media and Entertainment) .......     15,850          610,225
Case Corp. (Machinery and
  Equipment) ++.....................    14,200        2,009,300
Corning Delaware L.P.
  (Foods and Beverages) ...........     13,900          856,588
Equity Residential Properties
  (Real Estate Investment Trusts) .     27,900          802,125
International Paper Co.
  (Paper and Containers)++.........      9,300          454,538
Salomon, Inc. (Financial Services)      69,800        4,135,650
Sea Containers Ltd. (Diversified) .     36,000        2,007,000
Security Capital Pacific Trust
  (Real Estate Investment Trusts) .     19,400          635,350
Tanger Factory Outlet Centers,
  Inc.
  (Real Estate Investment Trusts) .     55,800        1,520,550
Union Planters Co. (Foods and
  Beverages) ......................     18,600        1,590,300


United States (continued)
William Cos., Inc. (Commercial
  Services) .......................     27,900      $ 3,738,600
                                                    ------------
Total United States                                  18,360,226
                                                    ------------
Foreign Preferred Stocks (0.1%)
Germany (0.1%)
Henkel KGAA (Chemicals) ...........     67,300        4,248,258
Hugo Boss AG (Apparel) ............      1,900        2,430,420
                                                    ------------
Total Foreign Preferred Stocks                        6,678,678
                                                    ------------
Total Preferred Stocks (cost $19,860,943)            25,038,904
                                                    ------------
                                     Principal
                                      Amount
                                     ---------
LONG-TERM BONDS AND NOTES (1.0%)
Corporate and Convertible Bonds (1.0%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04......................... $2,900,000        1,777,077
Altera Corp., 5.75%, 06/15/02......    930,000        1,314,788
Alza Corp., 5.00%, 05/01/06........    930,000          984,638
Apache Corp., 6.00%, 01/15/02......  1,470,000        1,683,150
Automatic Data Processing, Inc.,
  Zero Coupon, 02/20/12............  3,800,000        3,056,667
Baker Hughes, Inc., Zero Coupon,
  05/05/08.........................  8,075,000        6,817,929
Boston Chicken, Inc., Zero Coupon,
  06/01/15.........................  3,730,000          587,475
Career Horizons, Inc., 7.00%,
  11/01/02.........................    930,000        1,975,088
Cellstar Corp., 5.00%, 10/15/02++... 1,860,000        1,376,400
Checkpoint Systems, Inc., 5.25%,
  11/01/05.........................  1,162,000        1,233,173
Comverse Technology, Inc., 5.75%,
  10/01/06++........................ 4,600,000        4,950,750
Consolidated Natural Gas Co.,
  7.25%, 12/15/15..................    950,000        1,075,875
Continental Airlines, Inc., 6.75%,
  04/15/06++........................ 1,860,000        3,141,075
Continental Homes Holding Corp.,
  6.88%, 11/01/02..................    700,000        1,221,500
Credence Systems Corp., 5.25%,
  09/15/02++........................ 3,700,000        2,904,500
Dovatron International, 6.00%,
  10/15/02.........................    930,000        1,363,613
Einstein/Noah Bagel Corp., 7.25%,
  06/01/04++........................ 4,630,000        3,032,650
EMC/Mass Corp., 3.25%, 03/15/02++... 5,580,000        7,505,100
FPA Medical Management, Inc.,
  6.50%, 12/15/01..................  1,860,000        1,906,500
Fremont General Corp., Zero
  Coupon, 10/12/13.................    930,000          990,450
Hewlett Packard Co., Zero Coupon,
  10/14/17++.......................  8,370,000        4,373,325
Home Depot, Inc., 3.25%, 10/01/01..    930,000        1,221,788
Homebase, Inc., 5.25%, 11/01/04....  2,790,000        2,821,388
Integrated Health Services, 5.75%,
  01/01/01.........................    930,000          982,313
Marriott International, Inc., Zero
  Coupon, 03/25/11++................ 2,730,000        1,767,675
NAC Re Corp., 5.25%, 12/15/02++.....   930,000          999,750
National Semiconductor Corp.,
  6.50%, 10/01/02++................. 4,650,000        4,562,813
Office Depot, Inc., Zero Coupon,
  12/11/07.........................  1,100,000          770,000

Variable Fund
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------
                                     Principal        Market
                                      Amount           Value
                                     ---------      ------------

Corporate and Convertible Bonds
  (continued)
Ogden Corp., 6.00%, 06/01/02....... $  475,000      $   461,938
Pennzoil Co., 4.75%, 10/01/03......  1,000,000        1,330,000
Pennzoil Co., 6.50%, 01/15/03......    465,000          873,038
Phycor Inc., 4.50%, 02/15/03.......  1,395,000        1,353,150
Phymatrix Corp., 6.75%, 06/15/03...  2,300,000        2,081,500
Pioneer Financial Services, 6.50%,
  04/01/03.........................  1,395,000        2,369,756
Pogo Producing, 5.50%, 03/15/04....    310,000          400,675
Potomac Electric Power, 7.00%,
  01/15/18.........................    750,000          755,625
Prime Hospitality Corp., 7.00%,
  04/15/02.........................    795,000        1,452,863
Read-Rite Corp., 6.50%, 09/01/04...    930,000          774,225
Richey Electronics, Inc., 7.00%,
  03/01/06++........................ 1,859,000        1,840,410
Roche Holdings, Zero Coupon,
  05/06/12++........................11,625,000        5,367,879
Sanmina Corp., 5.50%, 08/15/02++....   930,000        2,194,800
SCI Systems, Inc., 5.00%, 05/01/06++   695,000        1,271,850
Tel-Save Holding, Inc., 5.00%,
  12/15/04.........................  1,400,000        1,328,250
Thermo Instrument System, 4.50%,
  10/15/03++........................   930,000        1,069,500
U.S. Cellular Corp., Zero Coupon,
  06/15/15.........................  2,325,000          839,906
U.S. Office Products Co., 5.50%,
  02/01/01.........................    930,000        1,092,750
Vantive Corp., 4.75%, 09/01/02++...    930,000          859,041
Veterinary Centers of America,
  5.25%, 05/01/06++................    465,000          358,050
                                                    ------------
Total Long-Term Bonds and Notes (cost
  $85,428,345)                                       94,472,656
                                                    ------------
                                      Number
                                        of
                                      Shares
                                     ---------

CALL OPTIONS PURCHASED (0.0%)
Russell 2000 Index, Strike $420,
  March 98 ........................    122,000        3,705,750
                                                    ------------
Total Call Options Purchased (cost
  $2,865,914)                                         3,705,750
                                                    ------------
                                     Principal
                                      Amount
                                     ---------

SHORT-TERM INVESTMENTS (7.4%)
AT&T Capital Corp., Comm. Paper,
  6.60%, 01/09/98.................. $13,113,000       13,096,172
AT&T Capital Corp., Comm. Paper,
  6.90%, 01/02/98..................   8,673,000        8,673,000
Central & South West Corp., Comm.
  Paper, 6.45%, 01/09/98++.......... 12,000,000       11,984,950
Central & South West Corp., Comm.
  Paper, 6.75%, 01/09/98++.......... 11,994,000       11,978,258
Citicorp, Comm. Paper, 6.50%,
  01/02/98.........................  31,542,000       31,542,000
Conagra, Inc., Comm. Paper, 6.30%,
  01/06/98.........................  24,956,000       24,938,531
Conagra, Inc., Comm. Paper, 6.40%,
  01/05/98.........................  30,000,000       29,984,000
Cooperative Assoc. of Tractor
  Dealers, Inc., Comm. Paper,
  5.72%, 02/02/98..................  10,100,000       10,049,702
CSW Credit, Inc., Comm. Paper,
  5.75%, 02/12/98..................  18,000,000       17,881,920



SHORT-TERM INVESTMENTS (continued)
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  Comm. Paper, 6.00%, 01/07/98++.... $16,000,000      $15,986,667
Dealers Capital Access Trust,
  Inc., Comm. Paper, 6.80%,
  01/02/98.........................   10,700,000       10,700,000
Detroit Edison Co., Comm. Paper,
  6.22%, 01/15/98..................   35,000,000       35,000,117
Detroit Edison Co., Comm. Paper,
  6.29%, 01/22/98..................   10,000,000       10,000,000
Federal Home Loan Bank, Comm.
  Paper, 4.75%, 01/02/98...........    2,704,000        2,704,000
Ford Motor Credit Corp., Comm.
  Paper, 6.25%, 01/06/98...........   23,600,000       23,583,611
Houston Industries, Inc., Comm.
  Paper, 6.00%, 01/09/98++..........  14,000,000       13,983,667
Houston Industries, Inc., Comm.
  Paper, 6.20%, 01/07/98++..........  11,000,000       10,990,528
Occidental Petroleum, Comm. Paper,
  6.12%, 01/22/98..................   60,000,000       59,796,000
Occidental Petroleum, Comm. Paper,
  7.50%, 01/02/98..................   27,000,000       27,000,000
Peco Energy Co., Comm. Paper,
  6.40%, 01/08/98..................   16,000,000       15,982,933
Pennsylvania Power & Light, Comm.
  Paper, 6.60%, 01/09/98...........    2,725,000        2,721,503
Raytheon Co., Comm. Paper, 6.15%,
  02/26/98++........................  15,000,000       14,997,600
Renaissance Energy, Comm. Paper,
  7.50%, 01/08/98..................    9,612,000        9,599,985
Republic Industries, Comm. Paper,
  6.00%, 01/16/98..................    8,000,000        7,981,333
Sheffield Receivables Corp., Comm.
  Paper, 5.85%, 02/12/98++..........  20,800,000       20,661,420
Sheffield Receivables Corp., Comm.
  Paper, 6.10%, 01/20/98++..........  49,200,000       49,049,940
Sprint Capital Corp., Comm. Paper,
  7.25%, 01/02/98++.................  19,205,000       19,205,000
Tenneco, Inc., Comm. Paper, 6.75%,
  01/07/98++........................  30,000,000       29,971,875
U. S. Treasury Bill,  4.94%,
  02/05/98.........................    1,500,000        1,492,770
U. S. Treasury Bill, 5.02%,
  02/05/98.........................   49,000,000       48,763,820
U. S. Treasury Bill, 5.03%,
  02/05/98.........................   22,000,000       21,893,960
U.S. Treasury Bill, 5.05%, 02/05/98      500,000          497,590
U.S. Treasury Bill, 5.17%,
  02/05/98@@.......................   22,200,000       22,092,996
Union Pacific, Comm. Paper, 5.95%,
  02/27/98++........................  20,000,000       19,817,200

22  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                     Principal        Market
                                      Amount           Value
                                     ---------      ------------
SHORT-TERM INVESTMENTS (continued)
Whirlpool Corp., Comm. Paper,
  7.50%, 01/02/98++................. $28,000,000  $   28,000,000
                                                   -------------
Total Short-Term Investments (cost
  $682,607,683)                                      682,603,048
                                                   -------------
TOTAL INVESTMENTS (cost $7,143,613,092)(a)         9,133,462,076
Other assets less liabilities
                                                      54,797,418
                                                   -------------
Total Net Assets                                  $9,188,259,494
                                                   =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $7,155,148,978. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ..................                 $2,152,760,324
Unrealized losses .................                   (174,447,226)
                                                    --------------
  Net unrealized gain .............                 $1,978,313,098
                                                    ==============

Information concerning open futures contracts at December 31, 1997 is shown below:
                      No. of     Initial   Expiration Unrealized
                     Contracts    Value      Date     Gain/(Loss)
                     ---------  ---------- ---------- -----------
Long Contracts
-------------------
FTSE 100 Index
  Future                2       $ 437,387  March 98   $   (6,952)
                                                      ===========

Information concerning written option contracts at December 31, 1997 is shown below:
                                Exercise   Expiration   Market
                     Contracts    Price      Date       Value
                     ---------  ---------- ---------- -----------
Call Options
------------
Quantum Corp.         1,000     $      20  Feb 98     $ (231,250)

Put Options
-----------
Russell 2000
  Index               1,220           420  March 98   (1,204,750)
                                                      -----------
                                                     $(1,436,000)
                                                      ===========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

@ Security partially pledged to cover requirements of written call options at December 31, 1997.

@@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  23

Income Shares
Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------
                                       Principal       Market
                                       Amount          Value
                                       --------      -----------
LONG-TERM BONDS AND NOTES (84.4)
U.S. Government and Agency Obligations (38.0%)

Agency Mortgage-Backed Securities (13.3%)
Federal National Mortgage
  Association, Principal Only,
  06/25/19..........................$    678,178   $    652,470
Federal National Mortgage
  Association, 7.00%, 08/01/25 -
  03/01/26..........................  13,605,020     13,715,561
Federal National Mortgage
  Association, 7.50%, 01/14/28S.....  30,000,000     30,703,124
Federal National Mortgage
  Association, 8.00%, 12/11/27S.....  10,000,000     10,356,250
Government National Mortgage
  Association, 7.00%, 04/15/26......   9,496,762      9,579,859
Government National Mortgage
  Association, 7.50%, 03/15/24 -
  10/15/25..........................   8,303,090      8,513,266
Government National Mortgage
  Association, 10.00%, 10/15/09 -
  01/15/21..........................   7,771,128      8,475,386
Government National Mortgage
  Association, 10.50%, 02/15/13 -
  01/15/21..........................   8,233,354      9,059,261
Government National Mortgage
  Association, 11.00%, 02/15/10.....      29,042         31,883
                                                    -----------
                                                     91,087,060
                                                    -----------

U.S. Government Agency Obligations (1.3%)
Small Business Administration
  92-20K, 7.55%, 11/01/12...........  8,297,544       8,774,653
                                                     -----------
                                                      8,774,653
                                                     -----------

U.S. Treasuries (23.4%)
U. S. Treasury Bond, 6.63%, 02/15/27  21,000,000     22,801,300
U. S. Treasury Bond, 10.38%,
  11/15/12SS........................  10,000,000     13,289,063
U. S. Treasury Note, 5.63%, 02/15/06   7,300,000      7,219,016
U. S. Treasury Note, 5.75%, 11/30/02  10,000,000     10,009,363
U. S. Treasury Note, 5.75%, 08/15/03  10,000,000     10,007,763
U. S. Treasury Note, 6.25%, 05/31/00  20,000,000     20,253,125
U. S. Treasury Note, 6.25%, 04/30/01  15,000,000     15,236,644
U. S. Treasury Note, 6.38%, 08/15/27  10,000,000     10,548,463
U. S. Treasury Note, 6.50%, 05/31/01  15,000,000     15,358,594
U. S. Treasury Note, 6.88%, 07/31/99  10,000,000     10,179,663
U. S. Treasury Note, 6.88%,
  03/31/00SS........................  25,000,000     25,621,155
                                                     -----------
                                                    160,524,149
                                                     -----------
Total U.S. Government and Agency
  Obligations (cost $255,400,593)                   260,385,862
                                                     -----------
Corporate Bonds (44.0%)

Banking and Financial Services (13.5%)
American General, 8.13%, 08/15/09...  10,000,000     11,163,000
Associates Corp. N.A., 7.95%,
  02/15/10..........................  15,000,000     16,777,350
Chase Manhattan Corp., 6.63%,
  01/15/98..........................  10,000,000     10,001,350
Dean Witter, Discover & Co., 6.00%,
  03/01/98..........................   6,000,000      6,001,620
First Empire Capital Trust II,
  8.28%, 06/01/27...................   7,150,000      7,670,609
Ford Motor Credit Corp., FRN,
  6.13%, 02/22/99SS.................  15,000,000     15,049,233

Banking and Financial Services (continued)
Ford Motor Credit Corp., FRN, 6.30%,
   06/02/98.........................  $7,000,000     $7,013,177
General Electric Capital Corp.,
  8.63%,
  06/15/08..........................  10,000,000     11,743,150
HSBC America, 7.81%, 12/15/26++......  6,500,000      6,745,862
                                                     -----------
                                                     92,165,351
                                                     -----------

Foreign and Supranationals (19.1%)
Bayerische Landesbank, 6.25%,
  03/15/00 .......................... 12,000,000      12,058,019
China International Trust, 9.00%,
  10/15/06 .......................... 10,000,000      10,587,500
Hutchison Whampoa Financial, 6.95%,
  08/01/07++ ........................ 13,000,000      12,180,480
Indah Kiat Finance, 10.00%,
  07/01/07++ ........................  7,400,000       6,068,000
Inter-American Development Bank,
  12.25%, 12/15/08 ..................  7,775,000      11,495,960
International Bank For
  Reconstruction & Development,
  9.25%, 07/15/17 ................... 11,000,000      14,660,084
Korea Electric, 6.38%, 12/01/03 .....  4,500,000       3,451,635
Korean Development Bank, 9.25%,
  06/15/98 ..........................  5,000,000       4,949,150
Panama (Republic of), 7.88%,
  02/13/02++ ........................  6,200,000       6,014,000
Polysindo International Finance
  Co., 11.38%, 06/15/06 .............  3,000,000       2,460,000
Rogers Cablesystem, 10.00%, 03/15/05   8,500,000       9,371,250
Skanidinavinska Enskilda Bank,
  6.91%, 06/29/49 ...................  5,000,000       5,056,250
Svenska Handlesbanken, 6.41%,
  03/29/49 .......................... 10,000,000       9,993,000
Swire Pacific Ltd., 8.50%, 09/29/04++  5,500,000       5,720,825
Telewest Plc, 11.00%, 10/01/07 ......  6,850,000       5,351,563
Zurich Capital Trust, 8.38%,
  06/01/37++ ........................ 10,500,000      11,477,393
                                                      ----------
                                                     130,895,109
                                                      ----------

Other Corporate Bonds (11.4%)
Echostar DBS Corp., 12.50%, 07/01/02   7,800,000       8,502,000
Echostar Satellite Broadcast, Zero
  Coupon, 03/15/04..................   9,700,000       8,148,000
Enron Oil  & Gas, 6.50%, 12/01/07...   8,000,000       8,046,560
Paramount Communications, Inc.,
  7.50%, 07/15/23...................   5,500,000       5,117,695
Tenet Healthcare Corp., 7.88%,
  01/15/03..........................   6,400,000       6,538,176
Tenet Healthcare Corp., 9.63%,
  09/01/02..........................   5,000,000       5,437,500
Time Warner, Inc., 7.95%, 02/01/00..   7,000,000       7,232,071
Time Warner, Inc., 9.13%, 01/15/13..  10,000,000      11,968,460
TRW, Inc., 9.35%, 06/04/20..........  10,500,000      13,439,370
Worldcom, Inc., 8.88%, 01/15/06.....   3,689,000       3,965,675
                                                     -----------
                                                      78,395,507
                                                     -----------
Total Corporate Bonds (cost $292,180,843)            301,455,967
                                                     -----------
Non-Agency Mortgage-Backed Securities (2.4%)

Asset-Backed Securities (1.4%)
First Security Auto Grantor Trust,
  6.10%, 04/15/03...................   9,527,454       9,527,454
                                                     -----------

24   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Principal       Market
                                       Amount          Value
                                       --------      -----------

Mortgage-Backed Securities (1.0%)
Chase Mortgage Finance, 6.75%,
  11/25/09..........................   $4,910,602     $4,906,673
Security Pacific National Bank,
  8.50%, 04/25/17++++.................  1,772,954      1,769,076
                                                     -----------
                                                       6,675,749
                                                     -----------
Total Non-Agency Mortgage-Backed
  Securities (cost $16,130,660)
                                                      16,203,203
                                                     -----------
Total Long-Term Bonds and Notes (cost
  $563,712,096)                                      578,045,032
                                                     -----------
                                      Number of
                                       Shares
                                      ----------
PREFERRED STOCKS (0.7%)
California Federal Preferred
Capital Corp........................    172,000       4,515,000
                                                     -----------
Total Preferred Stocks (cost
  $4,300,000)                                         4,515,000
                                                     -----------
                                       Principal
                                       Amount
                                       --------

SHORT-TERM INVESTMENTS (20.0%)
CSW Credit, Inc., Comm. Paper,
  5.75%, 02/12/98...................  $5,000,000       4,967,257
Dakota Certificiates - Standard
  Credit Card Master Trust 1, Comm.
  Paper, 5.82%, 01/29/98++...........  9,000,000       8,960,715
Detroit Edison Co., Comm. Paper,
  6.22%, 01/15/98...................  10,000,000      10,000,033
Detroit Edison Co., Comm. Paper,
  6.29%, 01/22/98...................   5,000,000       5,000,000
Enron Oil  & Gas Co., Comm. Paper,
  7.00%, 01/02/98...................  15,000,000      15,000,000
General Electric Capital Corp.,
  7.96%, 02/02/98...................  10,000,000      10,014,200
Houston Industries, Inc., Comm.
  Paper, 6.00%, 01/09/98++...........  3,000,000       2,996,500
Mid-Atlantic Fuel Comp, Comm.
  Paper, 7.25%, 01/02/98............  23,830,000      23,830,000
Occidental Petroleum, Comm. Paper,
  6.12%, 01/22/98...................  10,000,000       9,966,000
Occidental Petroleum, Comm. Paper,
  6.90%, 01/12/98...................   6,000,000       5,988,500
Raytheon Co., Comm. Paper, 6.15%,
  02/26/98++......................... 10,000,000       9,999,552
Sprint Capital Corp., Comm. Paper,
  7.25%, 01/02/98++..................  5,295,000       5,295,000
Union Pacific, Comm. Paper, 5.95%,
  02/27/98++.........................  5,000,000       4,953,722
Whirlpool Corp., Comm. Paper,
  7.50%, 01/02/98++.................. 20,000,000      20,000,000
                                                     -----------
Total Short-Term Investments (cost $136,956,915)     136,971,479
                                                     -----------
TOTAL INVESTMENTS (cost $704,969,011)(a)             719,531,511
Other assets less liabilities                        (34,571,018)
                                                     -----------
Total Net Assets                                    $684,960,493
                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ....................                $18,928,885
Unrealized losses ...................                 (4,366,385)
                                                     -----------
  Net unrealized gain ...............                $14,562,500
                                                     ===========

S    When-issued or delayed delivery security.

SS Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1997.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

++++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees. See Note 2D of Notes to Financial Statements.

Category percentages are based on net assets.

                                           See Notes to Financial Statements  25

Encore Fund
Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------
                                       Principal       Market
                                       Amount          Value
                                       --------      -----------
Asset-Backed Securities (31.9%)
Asset Backed Securities Investment
  Trust 1997-A, 6.01%, 02/16/98++....$21,600,000    $21,600,000
Asset Backed Securities Investment
  Trust 1997-C, 5.96%, 06/15/98++.... 24,000,000     24,000,000
Asset Backed Securities Investment
  Trust 1997-E, 5.96%, 08/15/98++.... 19,000,000     19,000,000
Barnett Auto Trust 1997-A, 5.65%,
  10/15/98..........................   7,564,826      7,562,462
Capital Equipment Receivables Trust
  1996-1, 5.79%, 12/15/98...........  29,275,672     29,272,745
CARCO Auto Loan Master Trust
  1993-2, 5.86%, 11/15/98...........  15,500,000     15,551,150
Case Equipment Loan Trust 1997-B,
  5.61%, 10/13/98...................  15,525,379     15,522,953
Caterpillar Financial Asset Trust
  1997-A, 5.72%, 05/25/98...........   1,536,329      1,536,329
Chase Manhattan Auto Owner Trust
  1997-B, 5.74%, 07/10/98...........   2,823,694      2,823,553
Ford Credit Auto Owner Trust
  1997-B, 5.75%, 10/15/98...........  21,206,127     21,205,703
Green Tree Financial Corp. 1997-4,
  5.74%, 06/15/98...................      68,438         68,413
Green Tree Financial Corp. 1997-6,
  5.70%, 09/15/98...................   7,337,778      7,336,310
Green Tree Financial Corp. 1997-7,
  5.69%, 10/30/98...................   5,067,835      5,067,835
Long Lane Trust III Series 1997,
  5.78%, 11/02/98++++...............  11,300,000     11,300,000
MMCA Auto Owner Trust 1997-1,
  5.63%, 11/15/9S..................   24,564,114     24,556,438
Navistar Financial Owner Trust
  1997-B, 5.72%, 11/15/98...........  13,535,708     13,533,593
                                                    -----------
Total Asset-Backed Securities                       219,937,484
                                                    -----------
Commercial Paper - Domestic (30.0%)
Bankers Trust New York Corp.,
  5.58%, 09/23/98...................  7,000,000       6,713,560
Bridgestone Firestone Master Trust,
  Inc., 6.15%, 01/28/98++++...........6,800,000       6,800,000
BT Alex Brown, Inc., 5.64%, 07/13/98  7,000,000       6,789,440
Citicorp, 6.50%, 01/02/98...........  9,705,000       9,705,000
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.60%, 03/13/98....  3,100,000       3,065,156
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.75%, 03/05/98....  1,100,000       1,088,967
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.76%, 03/04/98....  2,000,000       1,980,260
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.80%, 03/16/98....  2,500,000       2,470,675
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.80%, 03/17/98....  2,000,000       1,976,220
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.85%, 02/13/98.... 12,100,000      12,017,418


Commercial Paper - Domestic (continued)
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.95%, 01/06/98.... $2,000,000      $1,998,678
Corporate Asset Funding Co., Inc.,
  5.60%, 04/09/98...................  6,000,000       5,909,467
Corporate Asset Funding Co., Inc.,
  5.75%, 02/27/98++.................. 6,000,000       5,946,333
Countrywide Home Loans, Inc.,
  6.50%, 01/05/98...................  2,000,000       1,998,917
Countrywide Home Loans, Inc.,
  6.50%, 01/08/98...................  1,300,000       1,298,592
Countrywide Home Loans, Inc.,
  6.60%, 01/05/98...................  6,000,000       5,996,700
Countrywide Home Loans, Inc.,
  7.25%, 01/08/98...................  1,700,000       1,697,946
CSW Credit, Inc., 5.70%, 02/04/98...  8,200,000       8,157,155
CSW Credit, Inc., 5.87%, 02/26/98...  3,000,000       2,973,096
Dealers Capital Access Trust, Inc.,
  5.73%, 03/04/98...................  6,500,000       6,435,650
Dealers Capital Access Trust, Inc.,
  5.85%, 01/26/98...................  5,000,000       4,980,500
EG&G, Inc., 6.00%, 01/14/98++,++++..  5,000,000       4,990,000
Finova Capital Corp., 5.60%,
  01/29/98..........................  3,000,000       2,987,400
Finova Capital Corp., 5.60%,
  03/04/98..........................  3,620,000       3,583,981
Finova Capital Corp., 5.60%,
  04/13/98..........................  5,000,000       4,919,200
Finova Capital Corp., 5.68%,
  06/24/98..........................  9,000,000       8,754,750
Finova Capital Corp., 5.70%,
  04/28/98..........................  3,500,000       3,435,355
Finova Capital Corp., 5.70%,
  05/13/98..........................  6,000,000       5,874,840
Finova Capital Corp., 5.81%,
  03/24/98..........................  1,200,000       1,184,340
Frontier Corp., 6.05%, 01/16/98++...  6,000,000       5,985,883
General Electric Capital Corp.,
  5.55%, 02/23/98...................  5,000,000       4,959,917
General Electric Capital Corp.,
  5.55%, 02/24/98...................  5,000,000       4,959,146
General Motors Acceptance Corp.,
  5.58%, 02/25/98...................  5,000,000       4,958,150
General Signal Corp., 6.25%,
  01/21/98++......................... 5,000,000       4,983,507
Jefferson Smurfit Finance Corp.,
  5.73%, 02/17/98...................  3,600,000       3,573,642
Jefferson Smurfit Finance Corp.,
  5.76%, 03/10/98...................  5,300,000       5,242,760
Jefferson Smurfit Finance Corp.,
  5.80%, 01/15/98...................  5,000,000       4,989,528
Jefferson Smurfit Finance Corp.,
  5.80%, 03/16/98...................  2,500,000       2,470,575
Jefferson Smurfit Finance Corp.,
  6.75%, 01/02/98...................  5,000,000       5,000,000
Republic Industries Funding Corp.,
  5.85%, 01/28/98...................  5,000,000       4,978,875
Sears Roebuck Acceptance Corp.,
  5.55%, 03/16/98...................  4,000,000       3,952,760
Sheffield Receivables Corp., 5.82%,
  01/27/98++......................... 9,000,000       8,963,625
Sheffield Receivables Corp., 5.85%,
  02/12/98..........................  6,000,000       5,960,025
                                                    -----------
Total Commercial Paper - Domestic                   206,707,989
                                                    -----------

26  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       Principal       Market
                                       Amount          Value
                                       --------      -----------
Commercial Paper - Foreign (6.9%)
Abbey National North America Corp.,
  5.55%, 03/10/98...................$10,000,000      $9,892,900
Abbey National North America Corp.,
  8.25%, 01/02/98...................  6,000,000       6,000,000
Province of British Columbia,
  5.66%, 04/14/98................... 15,000,000      14,758,500
Svenska Handelsbanken, Inc., 5.55%,
  03/02/98..........................  5,000,000       4,952,300
Xerox Mexicana S.A. de C.V., 5.77%,
  01/28/98..........................  5,500,000       5,477,080
Xerox Mexicana S.A. de C.V., 5.84%,
  02/09/98..........................  5,000,000       4,969,178
Xerox Mexicana S.A. de C.V., 5.85%,
  02/11/98..........................  1,700,000       1,688,950
                                                     -----------
Total Commercial Paper - Foreign                     47,738,908
                                                     -----------
Corporate Notes (10.5%)
BankBoston Corp., 5.82%, 06/10/98...   5,000,000      5,000,400
Bankers Trust New York Corp.,
  6.23%, 02/13/98++.................. 19,000,000     19,000,000
First National Bank Commerce,
  5.68%, 07/31/98...................  30,000,000     29,991,000
First National Bank of Boston,
  6.03%, 12/10/98...................   7,500,000      7,499,700
First USA Bank, 5.75%, 01/15/99.....   3,000,000      2,992,500
GMAC International Finance, 5.94%,
  09/11/98..........................   4,700,000      4,700,470
PNC Bank NA, 5.62%, 02/20/98........   3,300,000      3,299,730
                                                     -----------
Total Corporate Notes                                72,483,800
                                                     -----------
Medium-Term Notes (16.9%)
AmSouth Bank of Alabama, 5.85%,
  10/15/98..........................  30,000,000     29,976,599
AVCO Financial Services, Inc.,
  5.87%, 03/31/98...................  14,000,000     13,995,379
Chrysler Financial Corp., 5.65%,
  01/30/98..........................   4,000,000      3,999,316
Chrysler Financial Corp., 5.66%,
  01/16/98..........................   6,200,000      6,199,476
Chrysler Financial Corp., 5.70%,
  01/12/98..........................   6,500,000      6,499,739
Chrysler Financial Corp., 7.26%,
  07/01/98..........................   2,500,000      2,516,200
Ciesco L.P., 5.70%, 02/10/98++.......  9,000,000      8,999,904
Countrywide Funding Corp., 6.16%,
  01/26/98..........................   5,100,000      5,101,213
General Motors Acceptance Corp.,
  5.90%, 04/09/98...................   7,800,000      7,803,822
General Motors Acceptance Corp.,
  6.22%, 04/13/98...................  10,500,000     10,503,150
PHH Corp., 5.69%, 08/04/98..........  21,000,000     20,993,489
                                                     -----------
Total Medium-Term Notes                             116,588,287
                                                     -----------
U.S. Government and Agency Obligations
  (3.5%)
Federal Home Loan Bank, 5.90%,
  04/27/98..........................  20,000,000     20,000,000
U.S. Treasury Note, 5.88%, 02/28/99.   4,000,000      4,011,720
                                                     -----------
Total U.S. Government and Agency Obligations         24,011,720
                                                     -----------
TOTAL INVESTMENTS (cost $687,441,929)(a)            687,468,188
Other assets less liabilities                         1,287,560
                                                   -------------
Total Net Assets                                   $688,755,748
                                                   =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ....................                $   83,526
Unrealized losses ...................                   (57,267)
                                                     -----------
  Net unrealized gain ...............                $   26,259
                                                     ===========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

++++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees. See Note 2D of Notes to Financial Statements.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  27

Investment Advisers
Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------


                                       Number          Market
                                        of             Value
                                      Shares
                                     ---------      ------------

COMMON STOCKS (55.8%)

Aerospace and Defense (0.4%)
AAR Corp...........................     14,100      $   546,375
General Dynamics Corp..............      6,600          570,488
Lockheed Martin Corp...............     19,100        1,881,350
Northrop Grumman Corp..............      6,200          713,000
Raytheon Co........................     23,800        1,201,909
Thiokol Corp.......................      5,500          446,875
United Technologies Corp...........     23,700        1,725,656
                                                    ------------
                                                      7,085,653
                                                    ------------

Agriculture (0.0%)
Pioneer Hi-Bred International, Inc.      6,700          718,575
                                                    ------------

Apparel (0.3%)
Candie's, Inc.+....................     68,500          402,438
Gap, Inc...........................     54,600        1,934,888
Liz Claiborne, Inc.................     12,100          505,931
Nike, Inc., Class B................     10,900          427,825
North Face, Inc. (The)+............     21,100          464,200
Reebok International Ltd.+.........      4,200          121,013
Wolverine World Wide, Inc..........     27,300          617,663
                                                    ------------
                                                      4,473,958
                                                    ------------

Auto Parts and Accessories (0.4%)
Arvin Industries, Inc..............     22,100          736,206
Cooper Tire & Rubber Co............      8,200          199,875
Dana Corp..........................     15,400          731,500
Dollar Thrifty Automotive Group,
  Inc.+............................     21,600          442,800
Echlin, Inc........................      5,900          213,506
Federal-Mogul Corp.................     13,100          530,550
Genuine Parts Co...................     18,700          634,631
Goodyear Tire & Rubber Co. (The)...     21,700        1,380,663
Motorcar Parts and
  Accesories, Inc.+................     25,100          420,425
Standard Motor Products, Inc.......     20,800          469,300
TRW, Inc...........................     12,500          667,188
                                                    ------------
                                                      6,426,644
                                                    ------------

Autos and Auto Equipment (1.2%)
Budget Group, Inc., Class A+.......     10,400          359,450
Chrysler Corp......................     69,800        2,456,088
Excel Industries, Inc..............     23,900          431,694
Ford Motor Co......................    158,800        7,731,574
General Motors Corp................     71,400        4,328,625
Intermet Corp......................     68,000        1,190,000
Kaydon Corp........................     30,000          978,750
PACCAR, Inc........................     12,600          661,500
SPX Corp...........................     16,500        1,138,500
Tower Automotive, Inc.+............     20,000          841,250
Wynn's International, Inc..........      7,650          243,844
                                                    ------------
                                                     20,361,275
                                                    ------------

Banks (4.4%)
Banc One Corp......................     54,400        2,954,600
Bank of New York Co., Inc..........     38,000        2,196,875



Banks (continued)
BankAmerica Corp...................    126,200      $ 9,212,599
BankBoston Corp....................     15,800        1,484,213
Barnett Banks, Inc.................     26,200        1,883,125
BB&T Corp..........................     13,800          884,063
Charter One Financial, Inc.........     17,676        1,115,798
CitFed Bancorp, Inc................      3,750          146,250
Citicorp...........................     47,100        5,955,205
City National Corp.................     22,300          823,706
Comerica, Inc......................     14,900        1,344,725
Community First Bankshares, Inc....     31,000        1,650,750
Countrywide Credit Industries, Inc.     11,100          471,051
Cullen/Frost Bankers, Inc..........     27,900        1,693,181
Fifth Third Bancorp................     16,000        1,308,000
First Chicago NBD Corp.............     29,500        2,463,250
First Republic Bank+...............      5,300          169,269
First Savings Bank of Washington
  Bancorp, Inc.....................     15,200          418,000
First Union Corp...................     63,300        3,244,125
Flushing Financial Corp............     21,300          508,538
Golden State Bancorp, Inc.+........     17,900          669,013
HUBCO, Inc.........................     40,314        1,577,285
Huntington Bancshares..............     18,700          673,200
Imperial Bancorp+..................     39,600        1,952,775
KeyCorp............................     22,200        1,572,038
Mellon Bank Corp...................     35,900        2,176,438
NationsBank Corp...................     75,062        4,564,708
North Fork Bancorp, Inc............     54,770        1,838,218
Norwest Corp.......................    106,900        4,129,013
Silicon Valley Bancshares+.........     10,600          596,250
Sovereign Bancorp, Inc.............     40,080          831,660
State Street Corp..................     25,800        1,501,238
Suntrust Banks, Inc................     21,600        1,541,700
U.S. Bancorp.......................     24,800        2,776,050
Wachovia Corp......................     17,600        1,427,800
Washington Mutual, Inc.............     26,100        1,665,506
Wells Fargo & Co...................      3,700        1,255,919
Westamerica Bancorp................     10,900        1,114,525
                                                    ------------
                                                     71,790,659
                                                    ------------

Building Materials and Construction (0.4%)
Ameron, Inc........................     10,300          651,475
Armstrong World Industries, Inc....      4,200          313,950
Centex Construction Products, Inc..     18,400          554,300
Centex Corp........................     12,800          805,600
Interface, Inc.....................     20,000          580,000
Kaufman & Broad Home Corp..........     22,200          498,113
Masco Corp.........................     11,200          569,800
Oakwood Homes Corp.................     26,400          876,150
Owens Corning......................      2,800           95,550
Sherwin-Williams Co................     18,800          521,700
Southdown, Inc.....................     12,600          743,400
Texas Industries, Inc..............     10,400          468,000

28  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
Building Materials and Construction (continued)
Tredegar Industries, Inc...........      7,500      $   494,063
                                                    ------------
                                                      7,172,101
                                                    ------------

Chemicals (1.1%)
Air Products and Chemicals, Inc....     12,500        1,028,125
Carbide/Graphite Group, Inc.+......     13,900          469,125
Church & Dwight, Inc...............     14,200          398,488
Dexter Corp........................     17,900          773,056
Dow Chemical Co....................     22,900        2,324,350
Du Pont (E.I.) de Nemours..........    117,600        7,063,349
Eastman Chemical Co................      3,200          190,600
Engelhard Corp.....................     10,600          184,175
FMC Corp.+.........................      3,900          262,519
Geon Co. (The).....................     20,400          476,850
Great Lakes Chemical Corp..........      5,600          251,300
Hercules, Inc......................      9,200          460,575
Morton International, Inc..........     14,200          488,125
PPG Industries, Inc................     17,500          999,688
Praxair, Inc.......................     15,700          706,500
Sigma-Aldrich Corp.................     10,100          401,475
W.R. Grace & Co....................      7,200          579,150
Waters Corp.+......................     27,000        1,015,875
                                                    ------------
                                                     18,073,325
                                                    ------------

Commercial Services (0.9%)
American Disposal Services, Inc.+..     15,600          569,400
Automatic Data Processing, Inc.....     28,900        1,773,738
Big Flower Holdings, Inc.+.........     19,200          463,200
Browning-Ferris Industries, Inc....     21,300          788,100
Cendant Corp.+.....................     82,891        2,849,394
Daisytek International Corp.+......     19,000          660,250
Deluxe Corp........................      8,600          296,700
Dun & Bradstreet Corp..............      7,200          222,750
Ecolab, Inc........................      6,700          371,431
Education Management Corp.+........     22,000          682,000
Electro Rent Corp.+................     26,000          929,500
First Data Corp....................     22,000          643,500
H & R Block, Inc...................      5,600          250,950
Ha-Lo Industries, Inc.+............     16,800          436,800
Hospitality Worldwide Services+....     28,300          371,438
Mail-Well, Inc.+...................     20,300          822,150
Maximus, Inc.+.....................     11,700          282,994
Renters Choice, Inc.+..............     25,000          512,500
Service Corp. International........     26,500          978,844
Wackenhut Corp., Class B...........     31,600          667,550
                                                    ------------
                                                     14,573,189
                                                    ------------

Computer Software (1.9%)
Adobe Systems, Inc.................      5,200          214,500
Autodesk, Inc......................      8,600          318,200
Black Box Corp.+...................     13,400          474,025
CHS Electronics, Inc.+.............     22,200          380,175
Cisco Systems, Inc.+...............    102,300        5,703,224



Computer Software (continued)
Computer Associates
  International, Inc...............     55,200      $ 2,918,700
Computer Horizons Corp.+...........     17,100          769,500
Computer Sciences Corp.+...........      8,100          676,350
Microsoft Corp.+...................    134,800       17,422,899
Parametric Technology Co.+.........     12,900          611,138
QAD, Inc.+.........................     35,100          443,138
Viasoft, Inc.+.....................      9,500          401,375
                                                    ------------
                                                     30,333,224
                                                    ------------

Computers and Office Equipment (2.7%)
Bay Networks, Inc.+................     21,400          547,038
Cabletron Systems, Inc.+...........      6,500           97,500
Compaq Computer Corp...............    138,000        7,788,374
Comverse Technology, Inc.+.........     20,000          780,000
Data General Corp.+................      6,600          115,088
Dell Computer Corp.+...............     61,500        5,165,999
Digital Equipment Corp.+...........     21,800          806,600
EMC/MASS Corp.+....................     73,100        2,005,681
Harris Corp........................     10,800          495,450
HBO & Co...........................     18,500          888,000
Hewlett Packard Co.................    100,400        6,274,999
Ikon Office Solutions, Inc.........     13,400          376,875
International Business
  Machines, Inc....................     98,100       10,257,580
Knoll, Inc.+.......................     22,700          729,238
Pitney Bowes, Inc..................     20,000        1,798,750
Shelby Williams Industries, Inc....     30,500          503,250
Silicon Graphics, Inc.+............     18,900          235,069
Stratus Computer, Inc.+............     14,000          529,375
Sun Microsystems, Inc.+............     38,700        1,543,163
Unisys Corp.+......................     31,800          441,225
Xerox Corp.........................     32,900        2,428,431
                                                    ------------
                                                     43,807,685
                                                    ------------

Consumer Products (1.6%)
Action Performance Co., Inc.+......     16,900          640,088
American Greetings Corp., Class A..      7,500          293,438
Avon Products, Inc.................     13,000          797,875
Clorox Co..........................     10,100          798,531
Colgate-Palmolive Co...............     28,600        2,102,100
Dan River, Inc.+...................     21,000          345,188
Equity Corporation International+..     11,100          256,688
Gillette Co........................     57,900        5,815,330
Helen of Troy Ltd.+................     62,200        1,002,975
International Flavors &
  Fragrances, Inc..................      4,300          221,450
Mattel, Inc........................     30,600        1,139,850
Newell Co..........................     15,800          671,500
Polaroid Corp......................      4,900          238,569
Procter & Gamble Co................    135,500       10,814,593
Rubbermaid, Inc....................     14,800          370,000
WestPoint Stevens, Inc.+...........     14,000          661,500
                                                    ------------
                                                     26,169,675
                                                    ------------
                                                                              29

Investment Advisers
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                     Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Diversified (2.9%)
Aeroquip-Vickers, Inc..............      3,700      $   181,531
Allied Signal, Inc.................     56,600        2,203,863
CBS Corp...........................     71,900        2,116,556
Cognizant Corp.....................     16,700          744,194
Cooper Industries, Inc.............     12,700          622,300
Corning, Inc.......................     23,300          865,013
Crane Co...........................      6,000          260,250
Deere & Co.........................     45,800        2,670,713
Dover Corp.........................     22,800          823,650
Eaton Corp.........................     13,900        1,240,575
Fortune Brands, Inc................     16,800          622,650
General Electric Co................    331,000       24,287,124
Griffon Corp.+.....................     21,600          315,900
ITT Industries, Inc................     12,100          379,638
Johnson Controls, Inc..............      8,700          415,425
Kulicke & Soffa Industries, Inc.+..      8,800          163,900
MascoTech, Inc.....................     22,600          415,275
Minnesota Mining and Manufacturing
  Co...............................     40,900        3,356,356
Raychem Corp.......................      9,000          387,563
Robbins & Myers, Inc...............     14,000          554,750
Rohm & Haas Co.....................      6,400          612,800
Tenneco, Inc.......................     17,800          703,100
Textron, Inc.......................     17,100        1,068,750
Tyco International Ltd.............     54,000        2,433,375
VF Corp............................     13,000          597,188
                                                    ------------
                                                     48,042,439
                                                    ------------

Electrical Equipment (0.4%)
ANADIGICS, Inc.+...................     14,800          445,850
Brightpoint, Inc.+.................     31,200          432,900
Brooks Automation, Inc.+...........     14,600          268,275
Electro Scientific Industries,
  Inc.+............................     11,600          440,800
Emerson Electric Co................     44,800        2,528,400
Encore Wire Corp.+.................     12,600          386,663
Esterline Technologies+............     12,600          453,600
General Signal Corp................      5,800          244,688
Jabil Circuit, Inc.+...............     17,200          683,700
Power-One, Inc.+...................     12,800          176,000
Tele-Communications, Inc.+.........     19,000          530,813
                                                    ------------
                                                      6,591,689
                                                    ------------

Electronics (1.9%)
Advanced Micro Devices, Inc.+......     14,000          251,125
AMP, Inc...........................     21,500          903,000
Applied Materials, Inc.+...........     69,000        2,078,625
Berg Electronics Corp.+............     48,000        1,092,000
C.P. Clare Corp.+..................     37,300          484,900
Cellstar Corp.+....................     10,900          216,638
CTS Corp...........................     15,600          498,225
Honeywell, Inc.....................     12,900          883,650
Integrated Circuit Systems, Inc.+..      9,700          276,450
Intel Corp.........................    155,900       10,951,974

Electronics (continued)
KLA Instruments Corp.+.............     14,800      $   571,650
LeCroy Corp.+......................     14,300          432,575
LSI Logic Corp.+...................      7,000          138,250
Motorola, Inc......................     62,000        3,537,875
National Semiconductor Corp.+......     25,900          671,781
Perkin-Elmer Corp..................      4,600          326,888
Phototronics, Inc.+................     16,600          402,550
Plexus Corp.+......................     17,600          261,800
Rockwell International Corp........     21,000        1,097,250
Sanmina Corp.+.....................     11,600          785,900
SpeedFam International, Inc.+......     12,700          336,550
Symbol Technologies, Inc...........     21,150          798,413
Technitrol, Inc....................     48,000        1,440,000
Tektronix, Inc.....................      7,200          285,750
Texas Instruments, Inc.............     39,500        1,777,500
Thomas & Betts Corp................      5,500          259,875
Veeco Instruments, Inc. +..........      9,000          198,000
                                                    ------------
                                                     30,959,194
                                                    ------------

Financial Services (4.5%)
Affiliated Managers Group, Inc.+...     10,000          290,000
Ahmanson (H. F.) & Co..............     16,200        1,084,388
ALBANK Financial Corp..............     13,100          673,831
American Express Co................     65,200        5,819,099
Bankers Trust New York Corp........     10,200        1,146,863
Beneficial Corp....................      5,400          448,875
Charles Schwab Corp................     26,850        1,126,022
Chase Manhattan Corp...............     42,200        4,620,900
Conning Corp.+.....................     19,500          326,625
Corestates Financial Corp..........     20,000        1,601,250
Duff & Phelps Credit Rating Co.....      7,600          308,750
Equifax, Inc.......................      6,000          212,625
Federal Home Loan Mortgage Corp....     70,300        2,948,206
Federal National Mortgage
  Association......................    151,200        8,627,849
FIRSTPLUS Financial Group, Inc.+...     13,700          525,738
Fleet Financial Group, Inc.........     25,700        1,925,894
Golden West Financial Corp.........     10,300        1,007,469
Great Financial Corp...............     27,200        1,387,200
Green Tree Financial Corp..........     18,900          494,944
Household International, Inc.......     11,200        1,428,700
J.P. Morgan & Co...................     16,300        1,839,863
MBNA Corp..........................     50,650        1,383,378
Medallion Financial Corp...........     21,600          475,200
Merrill Lynch & Co., Inc...........     50,700        3,697,931
MGIC Investment Corp...............     20,800        1,383,200
Morgan Stanley, Dean Witter,
  Discover & Co....................    111,400        6,586,524
National City Corp.................     21,000        1,380,750
Ocwen Financial Corp.+.............     21,800          554,538
Peoples Heritage Financial Group...     10,400          478,400
PNC Bank Corp......................     31,700        1,808,881
Provident Financial Group, Inc.....     14,550          705,675

30  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------
Financial Services (continued)
Providian Financial Corp...........      9,700      $   438,319
Quick & Reilly Group, Inc..........     25,650        1,102,950
Republic New York Corp.............      8,000          913,500
Ryland Group, Inc..................     25,200          595,350
St. Paul Co., Inc..................      8,400          689,325
SunAmerica, Inc....................     25,300        1,081,575
Synovus Financial Corp.............     18,100          592,775
Transamerica Corp..................      6,600          702,900
Travelers Group, Inc...............    212,550       11,451,130
Webster Financial Corp.............     11,600          771,400
                                                    ------------
                                                     74,638,792
                                                    ------------
Foods and Beverages (3.0%)
Anheuser-Busch Co., Inc............     19,800          871,200
Archer-Daniels-Midland Co..........     22,100          479,294
Brown-Forman Corp., Class B........      7,000          386,750
Campbell Soup Co...................     46,200        2,685,375
Canandaigua Wine Co., Inc., Class
  A+...............................     12,100          670,038
Coca-Cola Co.......................    237,000       15,790,124
Conagra, Inc.......................     47,700        1,565,156
Coors (Adolph) Co..................      5,000          166,250
CPC International, Inc.+...........     13,800        1,486,950
Earthgrains Co.....................     13,200          620,400
Fleming Companies, Inc.............      3,600           48,375
General Mills, Inc.................     16,000        1,146,000
Heinz (H.J.) Co....................     37,000        1,880,063
Hershey Foods Corp.................     15,400          953,838
Kellogg Co.........................     39,500        1,960,188
Kroger Co. (The)+..................     25,900          956,681
Lance, Inc.........................     27,800          731,488
Michael Foods, Inc.................     23,800          580,125
PepsiCo, Inc.......................    155,900        5,680,605
Quaker Oats Co.....................     14,800          780,700
Quality Food Centers, Inc.+........     12,800          857,600
Ralston-Ralston Purina Group.......      4,300          399,631
Sara Lee Corp......................     47,200        2,657,950
Suiza Foods Corp.+.................      7,400          440,763
Supervalu, Inc.....................      8,200          343,375
Sysco Corp.........................     12,600          574,088
Unilever N.V.......................     64,200        4,008,488
Wrigley (Wm) Jr. Co................      9,300          739,931
                                                    ------------
                                                     49,461,426
                                                    ------------

Health Services (0.3%)
Alpharma, Inc. Class A.............     21,800          474,150
Healthdyne Technologies, Inc.+.....     28,000          570,500
HEALTHSOUTH Corp.+.................     40,400        1,121,100
Humana, Inc.+......................     15,400          319,550
Manor Care, Inc....................      6,700          234,500
Tenet Healthcare Corp.+............     31,000        1,026,875
United Healthcare Corp.............     18,400          914,250
Universal Health Services, Inc.+...     15,100          760,663
                                                    ------------
                                                      5,421,588
                                                    ------------

Home Furnishings and Appliances (0.3%)
American Homestar Corp.+...........     35,700      $   589,050
Carlisle Co., Inc..................     29,000        1,239,750
Chicago Miniature Lamp, Inc.+......     14,200          479,250
Ethan Allen Interiors, Inc.........     16,300          628,569
La-Z-Boy, Inc......................     11,900          513,188
Mohawk Industries, Inc.+...........     37,050          812,784
Triangle Pacific Corp.+............     15,500          525,063
                                                    ------------
                                                      4,787,654
                                                    ------------

Hotels and Restaurants (0.5%)
Bob Evans Farms, Inc...............     24,500          542,063
CKE Restaurants, Inc...............     20,400          859,350
Darden Restaurants, Inc............     14,700          183,750
Hilton Hotels Corp.................     23,800          708,050
ITT Corp.+.........................     11,700          969,638
Landry's Seafood Restaurants, Inc.+     16,800          403,200
Marriott International, Inc........     12,400          858,700
McDonald's Corp....................     27,600        1,317,900
Rio Hotel and Casino, Inc.+........     15,800          331,800
Ruby Tuesday, Inc.+................     19,200          494,400
Showbiz Pizza Time, Inc.+..........     21,200          487,600
Signature Resorts, Inc.+...........     16,800          367,500
Tricon Global Restaurants, Inc.+...     15,680          455,700
Wendy's International, Inc.........     11,600          279,125
                                                    ------------
                                                      8,258,776
                                                    ------------

Household Appliances (0.1%)
Maytag Corp........................     10,400          388,050
Whirlpool Corp.....................      7,400          407,000
                                                    ------------
                                                        795,050
                                                    ------------

Insurance (3.0%)
Alfa Corp..........................      9,800          169,050
Allstate Corp......................     60,800        5,525,199
American Annuity Group, Inc........     21,200          466,400
American Bankers Insurance Group...     24,200        1,111,688
American General Corp..............     25,200        1,362,375
American International Group, Inc..     99,350       10,804,312
Aon Corp...........................     16,800          984,900
Capital RE Corp....................     18,700        1,160,569
Chartwell Re Corp..................     14,000          472,500
Chubb Corp.........................     17,200        1,300,750
CIGNA Corp.........................     10,000        1,730,625
Cincinnati Financial Corp..........      5,600          788,200
CMAC Investment Corp...............     24,000        1,449,000
Conseco, Inc.......................     30,000        1,363,125
Enhance Financial Services Group,
  Inc..............................      8,600          511,700
ESG Re Ltd.+.......................     13,600          319,600
Executive Risk, Inc................      8,900          621,331
FBL Financial Group, Inc...........      9,100          365,138
Fidelity National Financial, Inc...     20,790          647,089
Fremont General Corp...............     17,000          930,750
General Re Corp....................      8,200        1,738,400

Investment Advisers
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Insurance (continued)
Hartford Financial Services
  Group, Inc.......................     16,200      $ 1,515,713
Horace Mann Educators Corp.........     46,400        1,319,500
Jefferson-Pilot Corp...............      7,400          576,275
Life Re Corp.......................     10,100          658,394
Lincoln National Corp..............     10,300          804,688
Marsh & McLennan Co., Inc..........     17,400        1,297,388
MBIA, Inc..........................      8,900          594,631
Mutual Risk Management Ltd.........     17,700          529,894
Orion Capital Corp.................     30,800        1,430,275
Progressive Corp...................      7,500          899,063
Protective Life Corp...............      9,600          573,600
Safeco Corp........................     13,100          638,625
Selective Insurance Group, Inc.....     35,400          955,800
Stirling Cooke Brown Holdings Ltd.+      5,300          129,850
Torchmark Corp.....................     25,200        1,059,975
UNUM Corp..........................     12,300          668,813
USF&G Corp.........................     11,400          251,513
Vesta Insurance Group, Inc.........     11,800          700,625
                                                    ------------
                                                     48,427,323
                                                    ------------

Machinery and Equipment (1.2%)
Advanced Energy Industries, Inc.+..     20,400          304,725
Applied Industrial Technologies,
  Inc..............................      8,300          222,025
Applied Power, Inc.................      9,700          669,300
Black & Decker Corp................      4,900          191,406
Brunswick Corp.....................     10,200          309,188
Case Corp..........................      9,800          592,288
Caterpillar, Inc...................     70,000        3,399,375
Cognex Corp.+......................     28,500          776,625
Cooper Cameron Corp.+..............     14,400          878,400
Cummins Engine Company, Inc........      6,800          401,625
Denison International Plc+.........     32,300          557,175
Fluor Corp.........................      3,500          130,813
Grainger (W. W.), Inc..............      5,100          495,656
Harnischfeger Industries, Inc......      4,900          173,031
Hughes Supply, Inc.................     20,550          717,966
Illinois Tool Works, Inc...........     35,500        2,134,438
Ingersoll-Rand Co..................     30,050        1,217,025
Kuhlman Corp.......................     14,100          551,663
Manitowoc Co., Inc. (The)..........     10,400          338,000
Millipore Corp.....................      4,300          145,931
Oceaneering International, Inc.+...     32,000          632,000
Parker-Hannifin Corp...............     20,700          949,613
Snap-On, Inc.......................      8,500          370,813
Stanley Works......................      8,900          419,969
Terex Corp.+.......................     24,400          573,400
Thermo Electron Corp.+.............     14,100          627,450
Watts Industries, Inc..............     19,600          554,925
Zero Corp..........................     17,300          512,513
                                                    ------------
                                                     18,847,338
                                                    ------------

Media and Entertainment (0.7%)
Clear Channel Communications, Inc.+      9,900      $   786,431
Dover Downs Entertainment, Inc.....     20,500          470,219
Interpublic Group of Co., Inc......     12,800          637,600
Mirage Resorts, Inc.+..............      7,100          161,525
Premier Parks, Inc.+...............     12,800          518,400
Steinway Musical Instruments, Inc.+     20,000          462,500
Time Warner, Inc...................     21,000        1,302,000
Walt Disney Co. (The)..............     64,600        6,399,437
                                                    ------------
                                                     10,738,112
                                                    ------------

Medical Supplies (0.7%)
Alza Corp.+........................      6,000          190,875
American Home Products Corp........     67,400        5,156,099
Bard (C.R.), Inc...................      5,400          169,088
Baxter International, Inc..........     28,800        1,452,600
Biomet, Inc........................     11,500          294,688
Cooper Companies, Inc.+............     14,200          580,425
Guidant Corp.......................     14,700          915,075
Medtronic, Inc.....................     45,000        2,354,063
Warner Chilcott Laboratories+......      8,700          107,663
                                                    ------------
                                                     11,220,576
                                                    ------------

Metals and Mining (0.6%)
Alcan Aluminum Ltd.................     23,200          640,900
Allegheny Teledyne, Inc............     18,600          481,275
Aluminum Co. of America............     19,400        1,365,275
Amcol International Corp...........     37,800          600,075
Armco, Inc.+.......................     84,700          418,206
Barrick Gold Corp..................     15,100          281,238
Bethlehem Steel Corp.+.............     18,100          156,113
Freeport-McMoRan Copper & Gold,
  Inc..............................      7,900          124,425
Inland Steel Industries, Inc.......      7,900          135,288
Ispat International+...............     12,100          261,663
Kaynar Technologies, Inc.+.........     12,300          350,550
Kennametal, Inc....................     10,400          538,850
Maverick Tube Corp.+...............     13,900          351,844
Mueller Industries, Inc.+..........     19,400        1,144,600
Nucor Corp.........................      9,100          439,644
Oregon Steel Mills, Inc............      8,100          172,631
Phelps Dodge Corp..................      6,000          373,500
Reynolds Metals Co.................      7,600          456,000
Steel Dynamics, Inc.+..............     22,300          356,800
Timken Co..........................     10,800          371,250
Titanium Metals Corp.+.............     14,900          430,238
USX-US Steel Group, Inc............     14,100          440,625
                                                    ------------
                                                      9,890,990
                                                    ------------

Oil and Gas (5.0%)
Amoco Corp.........................     49,300        4,196,663
Apache Corp........................      8,400          294,525
Ashland Oil, Inc...................     12,300          660,356
Atlantic Richfield Co..............     33,600        2,692,200
Baker Hughes, Inc..................     14,500          632,563

32  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Oil and Gas (continued)
Bayard Drilling Technologies, Inc.+     12,600      $   204,750
Burlington Resources, Inc..........     16,900          757,331
Cal Dive International, Inc.+......     15,000          367,500
Chevron Corp.......................     66,500        5,120,499
Cliffs Drilling Co.+...............      9,300          463,838
Coflexip SA........................      8,400          466,200
Columbia Gas System, Inc...........      5,800          455,663
Consolidated Natural Gas Co........      9,300          562,650
Devon Energy Corp..................     11,300          435,050
Dresser Industries, Inc............     17,400          729,713
Enron Corp.........................     30,300        1,259,344
Exxon Corp.........................    248,700       15,217,330
Friede Goldman International, Inc.+     16,600          495,925
Global Industries Ltd.+............     48,600          826,200
Grey Wolf, Inc.+...................     82,300          442,363
Halliburton Co.....................     48,100        2,498,194
Helmerich & Payne, Inc.............     22,200        1,506,825
Houston Exploration Co. (The)+.....     28,300          520,013
Input/Output, Inc.+................     17,000          504,688
Laclede Gas Co.....................     24,100          676,306
McDermott International, Inc.......      5,400          197,775
Mitcham Industries, Inc.+..........     21,600          394,200
Mobil Corp.........................     81,500        5,883,280
Occidental Petroleum Corp..........     34,300        1,005,419
Oryx Energy Co.+...................      7,400          188,700
Patterson Energy, Inc.+............     16,400          634,475
Pennzoil Co........................      5,000          334,063
Phillips Petroleum Co..............     28,100        1,366,363
Pool Energy Services Co.+..........     14,200          315,950
Rowan Co., Inc.+...................     14,300          436,150
Royal Dutch Petroleum Co...........    216,400       11,726,174
Santa Fe Energy Resources, Inc. +..     56,700          637,875
Schlumberger Ltd...................     72,800        5,860,399
SEACOR SMIT Holdings+..............     11,400          686,850
Sun Company, Inc...................     12,700          534,194
Superior Energy Services, Inc.+....     20,800          210,600
Swift Energy Co.+..................     36,960          778,470
Texaco, Inc........................     63,000        3,425,625
Tuboscope Vetco International
  Corp.+...........................     57,400        1,381,188
Union Pacific Resources Group, Inc.     23,100          560,175
Unocal Corp........................      9,900          384,244
USX-Marathon Group.................     29,300          988,875
Vintage Petroleum, Inc.............     39,000          741,000
Western Atlas, Inc.+...............      3,900          288,600
Williams Co., Inc. (The)...........     31,400          890,975
                                                    ------------
                                                     81,838,308
                                                    ------------

Paper and Containers (0.6%)
Aptargroup, Inc....................      9,200          510,600
Avery Dennison Corp................     12,100          541,475
Bemis Co., Inc.....................      5,500          242,344
Champion International Corp........      9,600          435,000

Paper and Containers (continued)
Fort James Corp....................     18,700      $   715,275
Georgia-Pacific Corp...............     13,200          801,900
Georgia-Pacific Corp. (Timber)+....     13,200          299,475
International Paper Co.............     12,200          526,125
Kimberly-Clark Corp................     52,600        2,593,838
Mead Corp..........................     10,200          285,600
Owens-Illinois, Inc.+..............     22,600          857,388
Pope & Talbot, Inc.................     24,000          361,500
Union Camp Corp....................      9,900          531,506
Wausau-Mosinee Paper Corp..........     26,040          524,055
Westvaco Corp......................     10,600          333,238
                                                    ------------
                                                      9,559,319
                                                    ------------

Pharmaceuticals (4.1%)
Abbott Laboratories................     77,500        5,081,093
Amgen, Inc.+.......................     10,600          573,725
Becton, Dickinson & Co.............     12,600          630,000
Bristol-Myers Squibb Co............    100,600        9,519,274
Cardinal Health, Inc...............     11,100          833,888
Eli Lilly & Co.....................    112,200        7,811,924
Intelligent Polymers Ltd.+.........     12,100          267,713
Johnson & Johnson..................    136,100        8,965,587
Merck & Co., Inc...................    120,400       12,792,499
Pfizer, Inc........................    131,000        9,767,687
Schering Plough....................    133,500        8,293,687
Warner Lambert Co..................     28,200        3,496,800
                                                    ------------
                                                     68,033,877
                                                    ------------

Printing and Publishing (0.5%)
Bowne & Co., Inc...................     13,900          554,263
Gannett Co., Inc...................     27,000        1,668,938
Knight-Ridder, Inc.................      9,100          473,200
McGraw-Hill Co., Inc...............     14,000        1,036,000
Meredith Corp......................     20,000          713,750
Merrill Corp.......................     34,800          809,100
New York Times Co..................     13,500          892,688
RR Donnelley & Sons Co.............     14,400          536,400
Times Mirror Co....................      9,800          602,700
Tribune Co.........................      9,000          560,250
Valassis Communications, Inc.+.....     24,500          906,500
                                                    ------------
                                                      8,753,789
                                                    ------------

Real Estate Investment Trusts (0.6%)
AMB Property Corp..................     15,800          396,975
American Health Properties, Inc....     18,000          496,125
Apartment Investment &
  Management Co....................     17,400          639,450
Bay Apartment Communities, Inc.....      8,600          335,400
BRE Properties, Inc., Class A......     13,000          365,625
Capstead Mortgage Corp.............     17,700          352,894
CBL & Associates Properties, Inc...     14,800          365,375
Developers Diversified Realty Corp.     10,300          393,975
Duke Realty Investments, Inc.......     25,800          625,650
Eastgroup Properties, Inc..........     23,100          499,538

Investment Advisers
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                     Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Real Estate Investment Trusts (continued)
Equity Inns, Inc...................     32,200      $   474,950
Essex Property Trust, Inc..........     14,200          497,000
Fairfield Communities, Inc.+.......     18,250          805,281
General Growth Properties..........     12,800          462,400
Health Care REIT, Inc..............     13,100          368,438
Healthcare Realty Trust, Inc.......     18,400          532,450
Imperial Credit Mortgage Holdings..     28,600          511,225
INMC Mortgage Holding, Inc.........     36,000          843,750
Koger Equity, Inc..................     15,800          346,613
National Golf Properties, Inc......     11,500          377,344
Security Capital Group, Inc.+......      5,200          169,000
                                                    ------------
                                                      9,859,458
                                                    ------------

Retail (3.1%)
Albertson's, Inc...................     25,300        1,198,588
American Stores Co.................     27,400          563,413
Arbor Drugs, Inc...................     29,250          541,125
AutoZone, Inc.+....................     15,900          461,100
Buckle, Inc. (The)+................     20,700          708,975
Carson Pirie Scott & Co.+..........     21,200        1,062,650
Costco Companies, Inc.+............     38,900        1,735,913
CVS Corp...........................     17,900        1,146,719
Dayton Hudson Corp.................     52,700        3,557,250
Dillards, Inc., Class A............     11,600          408,900
Federated Department Stores, Inc.+.     29,500        1,270,344
Fingerhut Companies, Inc...........     25,100          536,513
Footstar, Inc.+....................     17,500          470,313
Fred's, Inc........................      5,400          110,700
Goody's Family Clothing, Inc.+.....     21,100          573,656
Hasbro, Inc........................     13,300          418,950
Home Depot, Inc....................     73,800        4,344,975
Hot Topic, Inc.+...................     17,500          398,125
Inacom Corp.+......................     29,800          836,263
J.C. Penney Co., Inc...............     10,400          627,250
Kmart Corp.+.......................     51,000          589,688
Lazare Kaplan International, Inc.+.     20,000          270,000
Linens 'n Things, Inc.+............     15,500          676,188
Lowe's Co., Inc....................     17,400          829,763
Mac Frugal's Bargains+.............     15,200          625,100
May Department Stores Co...........     17,300          911,494
Mens Wearhouse, Inc.+..............     24,400          847,900
Mercantile Stores Co., Inc.........      3,400          206,975
Microage, Inc.+....................     19,300          290,706
Nordstrom, Inc.....................      7,900          476,963
Pacific Sunwear of California+.....     17,850          527,691
Pier 1 Imports, Inc................     28,200          638,025
Proffitt's, Inc.+..................     16,300          463,531
Rite Aid Corp......................     12,200          715,988
Russ Berrie & Co., Inc.............     23,800          624,750
Sears, Roebuck & Co................     41,300        1,868,825
Shopko Stores, Inc.+...............     13,800          300,150
Stage Stores, Inc.+................     14,800          553,150

Retail (continued)
Stein Mart, Inc.+..................     18,900      $   505,575
Stride Rite Corp...................     26,100          313,200
Tandy Corp.........................     19,400          748,113
Tech Data Corp.+...................     22,100          859,138
The Limited, Inc...................     26,100          665,550
TJX Companies, Inc.................     70,200        2,413,125
Toys "R" Us, Inc.+.................     28,500          895,969
Wal-Mart Stores, Inc...............    228,200        8,999,637
Walgreen Co........................     50,700        1,590,713
Williams-Sonoma, Inc.+.............     13,600          569,500
Winn-Dixie Stores, Inc.............     14,600          637,838
Woolworth Corp.+...................     18,500          376,938
                                                    ------------
                                                     50,963,905
                                                    ------------

Telecommunications (1.2%)
AirTouch Communications, Inc.+.....     49,500        2,057,344
Ameritech Corp.....................     78,000        6,278,999
Associated Group, Inc., Class A+...     10,500          311,063
Davox Corp.+.......................     11,100          362,138
DSC Communications Corp.+..........     16,200          388,800
Lucent Technologies, Inc...........     64,500        5,151,937
Mobile Telecommunications
  Technologies Corp.+..............     33,400          734,800
Nextlevel Systems, Inc.+...........     14,600          260,975
Northern Telecom Ltd...............     27,200        2,420,800
P-Com, Inc.+.......................     25,300          436,425
Scientific Atlanta, Inc............      8,100          135,675
Tekelec+...........................     39,400        1,201,700
Vimpel Communications ADR+.........     12,800          456,000
                                                    ------------
                                                     20,196,656
                                                    ------------

Transportation (1.2%)
Airborne Freight Corp..............     17,300        1,074,763
Alaska Air Group, Inc.+............     16,400          635,500
America West Holdings Corp.+.......     33,000          614,625
AMR Corp.+.........................     16,700        2,145,950
Avis Rent A Car, Inc.+.............     12,900          411,994
Avondale Industries, Inc.+.........     28,700          852,031
Burlington Northern Santa Fe Corp..     16,300        1,514,881
Caliber System, Inc................      6,400          311,600
Circle International Group, Inc....     17,300          396,819
CSX Corp...........................     22,200        1,198,800
Delta Air Lines, Inc...............      7,700          916,300
Expeditors International of
  Washington, Inc..................     18,200          700,700
Federal Express Corp.+.............     20,000        1,221,250
Laidlaw, Inc.......................     32,700          445,538
Motivepower Industries, Inc........     20,400          474,300
Navistar International Corp.+......     12,500          310,156
Norfolk Southern Corp..............     40,200        1,238,663
Roadway Express, Inc...............     24,000          531,000
SkyWest, Inc.......................     20,100          595,463

34  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number           Market
                                        of             Value
                                      Shares
                                     ---------      ------------

Transportation (continued)
Southwest Airlines Co..............     21,750      $   535,594
Swift Transportation Co., Inc.+....     16,700          540,663
Trico Marine Services, Inc.+.......     17,800          522,875
U.S. Freightways Corp..............     18,100          588,250
U.S. Rentals, Inc.+................     17,700          415,950
US Airways Group, Inc.+............     13,300          831,250
Werner Enterprises, Inc............     22,500          461,250
Yellow Corp.+......................     28,100          706,013
                                                    ------------
                                                     20,192,178
                                                    ------------

Utilities - Electric (1.4%)
American Electric Power Co.........     12,800          660,800
Baltimore Gas & Electric Co........     15,300          521,156
Carolina Power & Light Co..........     15,000          636,563
Central & South West Corp..........      8,400          227,325
Central Hudson Gas & Electric Co...     28,500        1,250,438
Central Vermont Public Service.....     19,200          292,800
Cinergy Corp.......................     16,900          647,481
Commonwealth Energy System Co......     30,000          997,500
Consolidated Edison Co. of
  New York, Inc....................     24,300          996,300
Dominion Resources, Inc............     19,400          825,713
DTE Energy Co......................     10,400          360,750
Edison International...............     42,300        1,150,031
Entergy Corp.......................     20,000          598,750
FirstEnergy Corp.+.................     15,000          435,000
GPU, Inc...........................     12,500          526,563
Houston Industries, Inc............     26,300          701,881
IES Industries, Inc................     16,200          596,363
Interstate Power Co................     18,000          673,875
KU Energy Corp.....................     27,300        1,071,525
Northern States Power Co...........      7,700          448,525
PacifiCorp.........................     32,300          882,194
Peco Energy Co.....................     15,900          385,575
PG&E Corp..........................     16,300          496,131
PP&L Resources, Inc................     17,100          409,331
Public Service Company of New
  Mexico...........................     20,500          485,594
Public Service Enterprise
  Group, Inc.......................     23,100          731,981
Sierra Pacific Resources...........     30,600        1,147,500
Southern Co........................     71,000        1,837,125
Texas Utilities Co.................     17,400          723,188
Unicom Corp........................     21,300          654,975
Union Electric Co..................     10,600          458,450
Washington Gas Light Co............     22,400          693,000
                                                    ------------
                                                     22,524,383
                                                    ------------

Utilities - Oil and Gas (0.3%)
Coastal Corp. (The)................     15,400          953,838
Energen Corp.......................     15,500          616,125
NICOR, Inc.........................      5,100          215,156
NUI Corp...........................     33,600          963,900
People's Energy Corp...............     22,600          889,875
Piedmont Natural Gas, Inc..........      8,100          291,094



Utilities - Oil and Gas (continued)
Sonat, Inc.........................      3,400      $   155,550
Wicor, Inc.........................     21,700        1,007,694
                                                    ------------
                                                      5,093,232
                                                    ------------

Utilities - Telephone (2.4%)
Alltel Corp........................     19,700          808,931
AT&T Corp..........................    163,700       10,026,624
Bell Atlantic Corp.................     78,700        7,161,699
BellSouth Corp.....................    102,300        5,760,768
GTE Corp...........................     94,100        4,916,724
SBC Communications, Inc............     93,300        6,834,224
Sprint Corp........................     14,200          832,475
Tellabs, Inc.+.....................     18,800          994,050
U.S. West Communications Group.....     50,000        2,256,250
                                                    ------------
                                                     39,591,745
                                                    ------------
Total Common Stocks (cost $802,924,811)             915,673,760
                                                    ------------

PREFERRED STOCKS (0.5%)

Banks (0.3%)
California Federal Preferred
Capital Corp.......................    188,000        4,934,999
                                                    ------------

Chemicals (0.0%)
Union Carbide Corp.................     12,300          528,131
                                                    ------------

Utilities - Electric (0.2%)
Duke Energy Corp...................     35,400        1,960,275
FPL Group, Inc.....................     15,000          887,813
                                                    ------------
                                                      2,848,088
                                                    ------------
Total Preferred Stocks (cost $7,890,012)              8,311,218
                                                    ------------
                                        Principal
                                         Amount
                                        ---------

LONG-TERM BONDS AND NOTES (27.3%)
U.S. Government and Agency Obligations
  (12.9%)
Federal Home Loan Mortgage Corp.,
  6.00%, 11/15/08..................    $8,200,000     8,094,793
U.S. Treasury Bond, 6.75%, 08/15/26    25,000,000    27,527,405
U.S. Treasury Bond, 7.25%, 05/15/16    18,000,000    20,505,892
U.S. Treasury Note, 5.75%, 09/30/99    20,000,000    20,031,324
U.S. Treasury Note, 5.75%, 10/31/00    87,300,000    87,422,765
U.S. Treasury Note, 6.25%, 07/31/98    35,000,000    35,131,118
U.S. Treasury Note, 6.375%,
  03/31/01.........................    12,000,000    12,226,874
                                                    ------------
Total U.S. Government and Agency
  Obligations (cost $202,945,778)                   210,940,171
                                                    ------------
Corporate Bonds (9.9%)
American General Finance, 8.45%,
  10/15/09.........................     7,000,000     8,035,999
BCH Cayman Islands Ltd., 7.70%,
  07/15/06.........................    13,100,000    13,793,710
Centennial Cellular Corp., 10.13%,
  05/15/05.........................     5,550,000     6,035,624
Comcast Cellular, 9.50%, 05/01/07..    10,000,000    10,449,999
Exide Corp., 10.00%, 04/15/05......     7,595,000     8,088,674
First Empire Capital Trust II,
  8.28%, 06/01/27..................     7,000,000     7,509,687

Investment Advisers
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                     Principal        Market
                                      Amount           Value
                                     ---------      ------------
Corporate Bonds (continued)
HSBC America, 7.81%, 12/15/26++ ... $12,250,000     $ 12,713,355
Kaman Corp., 6.00%, 03/15/12 ......   5,961,000        5,901,389
News America Holdings, Inc.,
  9.25%, 02/01/13 .................   9,500,000       11,364,707
Panama (Republic of), 7.88%,
  02/13/02++ ......................   6,200,000        6,013,999
Pitney Bowes Credit Corp., 8.55%,
  09/15/09 ........................  13,100,000       15,446,994
Raytheon Co., 5.87%, 08/15/07 .....  10,000,000       10,219,649
Riggs Capital Trust, 8.63%,
  12/31/26++ ......................   3,700,000        3,936,911
Rogers Cantel, Inc., 9.38%,
  06/01/08 ........................   6,100,000        6,450,749
Russia-Interest Notes, 6.72%,
  12/15/15 ........................  10,000,000        7,056,249
TCI Communications, Inc., 6.38%,
  09/15/99 ........................  18,000,000       18,000,359
Tenet Healthcare Corp., 7.88%,
  01/15/03 ........................   4,900,000        5,005,790
Tenet Healthcare Corp., 8.00%,
  01/15/05 ........................   2,800,000        2,856,000
Worldcom, Inc., 8.88%, 01/15/06 ...   3,431,000        3,688,325
                                                    ------------
Total Corporate Bonds (cost $153,060,318)            162,568,169
                                                    ------------
Foreign and Supranationals (2.8%)
African Development Bank, 8.80%,
  09/01/19.........................  7,000,000        8,857,939
APP International Finance, 10.25%,
  10/01/00.........................  4,650,000        4,440,750
APP International Finance, 11.75%,
  10/01/05.........................  2,800,000        2,646,000
Argent-Global Bond (Republic of
  Argentina), 11.38%, 01/30/17.....  5,000,000        5,478,124
Indah Kiat Finance, 10.00%,
  07/01/07++........................ 4,650,000        3,813,000
Swire Pacific Ltd., 8.50%,
  09/29/04++........................10,000,000       10,401,499
Transport De Gas Del Sur, 7.75%,
  12/23/98.........................  4,600,000        4,618,584
United Mexican States Government,
  11.38%, 09/15/16.................  4,600,000        5,289,999
                                                    ------------
Total Foreign and Supranationals (cost
  $43,403,353)                                       45,545,895
                                                    ------------
Non-Agency Mortgage-Backed Securities
  (1.7%)
American Southwest Financial
  Securities Corp., 8.00%, 01/18/09  7,723,999        8,443,295
Chase Mortgage Finance, 6.75%,
  11/25/09.........................  2,249,474        2,247,674
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04..................  4,650,000        4,572,984
Kidder Peabody Acceptance Corp.,
  8.80%, 04/01/07..................  5,000,000        5,487,499
Merrill Lynch Mortgage Investors,
  Inc., 7.56%, 06/15/21............  7,714,460        7,901,294
                                                    ------------
Total Non-Agency Mortgage-Backed
  Securities (cost $26,121,857)                      28,652,746
                                                    ------------
Total Long-Term Bonds and Notes (cost
  $425,531,306)                                     447,706,981
                                                    ------------

SHORT-TERM INVESTMENTS (16.2%)
AT&T Capital Corp., Comm. Paper,
  6.60%, 01/09/98.................. 19,887,000       19,861,478
Central & South West Corp., Comm.
  Paper, 6.75%, 01/09/98++......... 10,000,000        9,986,875
Conagra, Inc., Comm. Paper, 6.30%,
  01/06/98......................... 21,960,000       21,944,628
Conagra, Inc., Comm. Paper, 6.40%,
  01/05/98......................... 20,000,000       19,989,333



SHORT-TERM INVESTMENTS (continued)
Cooperative Assoc. of Tractor
  Dealers, Inc., Comm. Paper,
  6.05%, 01/14/98.................. $6,800,000      $ 6,786,287
Cooperative Assoc. of Tractor
  Dealers, Inc., Comm. Paper,
  6.05%, 01/15/98..................  7,950,000        7,932,631
Cooperative Assoc. of Tractor
  Dealers, Inc., Comm. Paper,
  6.25%, 01/16/98.................. 10,225,000       10,200,148
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  Comm. Paper, 6.00%, 01/07/98++... 30,000,000       29,975,000
Detroit Edison Co., Comm. Paper,
  6.29%, 01/22/98.................. 23,000,000       23,000,000
Enron Oil  & Gas Co., Comm. Paper,
  7.00%, 01/02/98.................. 20,000,000       20,000,000
Houston Industries, Inc., Comm.
  Paper, 6.00%, 01/09/98++.........  5,000,000        4,994,167
Occidental Petroleum, Comm. Paper,
  6.90%, 01/12/98.................. 15,000,000       14,971,250
Peco Energy Co., Comm. Paper,
  6.40%, 01/08/98.................. 20,000,000       19,978,667
Raytheon Co., Comm. Paper, 5.87%,
  02/26/98++....................... 10,000,000        9,998,400
Sprint Capital Corp., Comm. Paper,
  7.25%, 01/02/98++................ 20,000,000       20,000,000
Textron Financial Corp., Comm.
  Paper, 6.25%, 01/05/98........... 10,000,000        9,994,792
Textron Financial Corp., Comm.
  Paper, 7.15%, 01/02/98........... 10,999,000       10,999,000
U.S. Treasury Bill, 5.17%,
  02/05/98@........................  4,900,000        4,876,382
                                                    ------------
Total Short-Term Investments (cost
  $265,489,904)                                     265,489,038
                                                    ------------
TOTAL INVESTMENTS (cost $1,501,836,033)(a)        1,637,180,997
Other assets less liabilities                         4,872,560
                                                 ---------------
Total Net Assets                                 $1,642,053,557
                                                 ===============
36  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $1,502,852,433. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ..................                 $158,979,439
Unrealized losses .................                  (24,650,875)
                                                    ------------
  Net unrealized gain .............                 $134,328,564
                                                    ============

Information concerning open futures contracts at December 31, 1997 is shown below:
                      No. of
                       Long      Initial     Expiration   Unrealized
                     Contracts    Value        Date       Gain/(Loss)
                     ---------  ----------   ----------   -----------
S & P 500 Index
  Futures              130      $31,733,081  March 98     $   87,669
                                                          ===========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  37

Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                                         Income                       Investment
                                                                    Variable Fund        Shares      Encore Fund     Advisers Fund
                                                                   ---------------   -------------  -------------   --------------
Assets:
Investments, at market value ....................................   $9,133,462,076    $719,531,511   $687,468,188    $1,637,180,997
Cash ............................................................          377,892          98,960        203,296           668,259
Cash denominated in foreign currencies ..........................       13,997,990              --             --                --
Receivable for:
  Dividends and interest ........................................       11,939,878       9,691,824      2,789,065         8,881,863
  Investments sold ..............................................      108,726,349           1,346             --         9,178,976
  Premium options written .......................................          234,492              --             --                --
  Fund shares sold ..............................................           29,936          23,270          2,356                --
  Recoverable foreign taxes .....................................          388,735              --             --                --
Gross unrealized gain on forward foreign currency exchange
  contracts .....................................................        4,436,775              --             --                --
                                                                    ---------------   -------------  -------------   --------------
         Total assets ...........................................    9,273,594,123     729,346,911    690,462,905     1,655,910,095
                                                                    ---------------   -------------  -------------   --------------
Liabilities:
Payable for:
  Dividends to shareholders .....................................          544,693          37,695             --                --
  Investments purchased .........................................       60,355,460      41,050,764             --         7,110,174
  Fund shares redeemed ..........................................       18,401,768       3,010,361      1,496,171         5,909,234
  Variation margin ..............................................              781              --             --             6,500
Deferred premiums received on options written, at market value ..        1,436,000              --             --                --
Accrued investment advisory fees ................................        3,983,518         239,665        150,704           716,060
Accrued administrative services fees ............................          478,022          47,933         60,282           114,570
Gross unrealized loss on forward foreign currency exchange
  contracts .....................................................          134,387              --             --                --
                                                                    ---------------   -------------  -------------   --------------
         Total liabilities ......................................       85,334,629      44,386,418      1,707,157        13,856,538
                                                                    ---------------   -------------  -------------   --------------
  NET ASSETS ....................................................   $9,188,259,494    $684,960,493   $688,755,748    $1,642,053,557
                                                                    ===============   =============  =============   ==============
Net assets represented by:
Paid-in capital .................................................   $7,054,762,581    $673,733,207   $654,342,533    $1,253,111,247
Net unrealized gain on investments, options written, open
  futures contracts and foreign currency related transactions ...    1,994,790,217      14,562,500         26,259       135,432,633
Undistributed (distributions in excess of) net investment income        (4,047,705)      2,498,642     34,446,454                --
Accumulated net realized gain (loss) on investments .............      142,754,401      (5,833,856)       (59,498)      253,509,677
                                                                    ---------------   -------------  -------------   --------------
  NET ASSETS ....................................................   $9,188,259,494    $684,960,493   $688,755,748    $1,642,053,557
                                                                    ===============   =============  =============   ==============
Capital Shares:
Authorized ......................................................        Unlimited       Unlimited      Unlimited       Two Billion
Par value .......................................................   $         1.00    $       1.00   $       1.00    $        0.001
Outstanding .....................................................      273,174,905      53,302,798     51,537,204       102,419,479
Net Asset Value, offering and redemption price per share (net
  assets divided by shares outstanding) .........................   $       33.635    $     12.850   $     13.364    $       16.033

Cost of investments .............................................   $7,143,613,092    $704,969,011   $687,441,929    $1,501,836,033
Cost of cash denominated in foreign currencies ..................   $   14,205,578              --             --                --

See Notes to Financial Statements.

Statements of Operations
Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                                                       Investment
                                                                                            Income        Encore        Advisers
                                                                        Variable Fund       Shares         Fund           Fund
                                                                        ---------------  -------------  ------------  -------------
Investment Income:
Dividends ...........................................................   $  123,815,615   $   360,767    $        --   $  9,237,014
Interest ............................................................       44,585,816    43,289,145     36,848,744     44,999,843
                                                                        ---------------  ------------   ------------  -------------
                                                                           168,401,431    43,649,912     36,848,744     54,236,857
Foreign taxes withheld on dividends .................................       (1,185,101)           --             --         (6,842)
                                                                        ---------------  ------------   ------------  -------------
         Total investment income ....................................      167,216,330    43,649,912     36,848,744     54,230,015
                                                                        ---------------  ------------   ------------  -------------
Expenses:
Investment advisory fees ............................................       41,563,182     2,576,345      1,622,840      7,561,696
Administrative services fees ........................................        4,987,583       515,269        649,136      1,209,871
                                                                        ---------------  ------------   ------------  -------------
         Total expenses .............................................       46,550,765     3,091,614      2,271,976      8,771,567
                                                                        ---------------  ------------   ------------  -------------
Net investment income ...............................................      120,665,565    40,558,298     34,576,768     45,458,448
                                                                        ---------------  ------------   ------------  -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments ...............................................    1,567,256,013     3,644,569             --    295,548,817
  Closed and expired options ........................................       (9,444,468)           --             --             --
  Futures and forward foreign currency exchange contracts ...........       40,746,179            --             --      6,220,225
  Foreign currency related transactions .............................       (1,438,872)           --             --             --
                                                                        ---------------  ------------   ------------  -------------
         Net realized gain on investments ...........................    1,597,118,852     3,644,569             --    301,769,042
                                                                        ---------------  ------------   ------------  -------------
Net change in unrealized gain or loss on:
  Investments .......................................................      383,725,920     7,019,888        (58,463)   (42,194,745)
  Written options ...................................................        1,532,874            --             --             --
  Open futures and forward foreign currency exchange contracts ......       (1,848,876)           --             --        173,419
  Foreign currency related transactions .............................         (149,353)           --             --             --
                                                                        ---------------  ------------   ------------  -------------
         Net change in unrealized gain or loss on investments .......      383,260,565     7,019,888        (58,463)   (42,021,326)
                                                                        ---------------  ------------   ------------  -------------
Net realized and change in unrealized gain (loss) on investments ....    1,980,379,417    10,664,457        (58,463)   259,747,716
                                                                        ---------------  ------------   ------------  -------------
Net increase in net assets resulting from operations ................   $2,101,044,982   $51,222,755    $34,518,305   $305,206,164
                                                                        ===============  ============   ============  =============

See Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           Variable Fund                        Income Shares
                                                                 ----------------------------------     ----------------------------
                                                                  Year Ended       Year Ended          Year Ended      Year Ended
                                                                 December 31,     December 31,        December 31,    December 31,
                                                                     1997             1996                1997            1996
                                                                ---------------  ----------------    -------------------------------
Operations:
Net investment income ........................................  $  120,665,565    $  126,290,821       $ 40,558,298   $ 41,568,771
Net realized gain on investments .............................   1,597,118,852       942,130,499          3,644,569      4,197,867
Net change in unrealized gain or loss on investments .........     383,260,565       311,341,413          7,019,888    (23,388,378)
                                                                ---------------   --------------      -------------  -------------
  Net increase in net assets resulting from operations .......   2,101,044,982     1,379,762,733         51,222,755     22,378,260
                                                                ---------------   --------------      -------------  -------------
Distributions to Shareholders:
From net investment income ...................................    (130,095,758)     (142,295,877)       (40,513,113)   (41,091,489)
From net realized gains ......................................  (1,737,875,271)     (587,939,494)                --             --
                                                                ---------------   --------------      -------------  -------------
  Decrease in net assets from distributions to shareholders ..  (1,867,971,029)     (730,235,371)       (40,513,113)   (41,091,489)
                                                                ---------------   --------------      -------------  -------------
Fund Share Transactions:
Proceeds from shares sold ....................................     322,401,783       157,493,741         54,764,238     20,171,265
Net asset value of shares issued upon reinvestment of
  distributions ..............................................   1,867,325,252       730,007,966         40,445,062     41,016,709
Payments for shares redeemed .................................    (188,771,990)     (244,305,179)       (64,687,878)   (65,705,805)
                                                                ---------------   --------------      -------------  -------------
  Net increase (decrease) in net assets from fund share
    transactions .............................................   2,000,955,045       643,196,528         30,521,422     (4,517,831)
                                                                ---------------   --------------      -------------  -------------
Net change in net assets .....................................   2,234,028,998     1,292,723,890         41,231,064    (23,231,060)
Net Assets:
Beginning of year ............................................   6,954,230,496     5,661,506,606        643,729,429    666,960,489
                                                                ---------------   --------------      -------------  -------------
End of year ..................................................  $9,188,259,494    $6,954,230,496       $684,960,493   $643,729,429
                                                                ===============   ==============       =============  =============
End of year net assets includes undistributed (distributions
  in excess of) net investment income ........................  $   (4,047,705)   $     (116,078)      $  2,498,642   $  2,453,457
                                                                ===============   ==============       =============  =============
Share Transactions:
Number of shares sold ........................................       8,739,687         4,987,093          4,174,206      1,561,711
Number of shares issued upon reinvestment of distributions ...      54,916,035        22,399,165          3,169,762      3,242,212
Number of shares redeemed ....................................      (5,175,087)       (7,542,873)        (5,037,165)    (5,105,607)
                                                                ---------------   --------------       -------------  -------------
  Net increase (decrease) ....................................      58,480,635        19,843,385          2,306,803       (301,684)
                                                                ===============   ==============       =============  =============

See Notes to Financial Statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          Encore Fund                   Investment Advisers Fund
                                                               --------------------------------    ---------------------------------
                                                                 Year Ended      Year Ended           Year Ended       Year Ended
                                                                December 31,    December 31,         December 31,     December 31,
                                                                    1997            1996                 1997             1996
                                                               --------------------------------     ---------------- ---------------
Operations:
Net investment income ........................................  $  34,576,768   $  29,048,325       $   45,458,448   $   41,234,206
Net realized gain on investments .............................             --             874          301,769,042      114,927,727
Net change in unrealized gain or loss on investments .........        (58,463)        (22,687)         (42,021,326)      26,548,475
                                                                --------------  --------------      ---------------  ---------------
  Net increase in net assets resulting from operations .......     34,518,305      29,026,512          305,206,164      182,710,408
                                                                --------------  --------------      ---------------  ---------------
Distributions to Shareholders:
From net investment income ...................................    (24,537,119)    (33,468,844)        (105,283,441)     (30,353,948)
From net realized gains ......................................             --              --         (109,284,309)     (90,460,584)
                                                                --------------  --------------      ---------------  ---------------
  Decrease in net assets from distributions to shareholders ..    (24,537,119)    (33,468,844)        (214,567,750)    (120,814,532)
                                                                --------------  --------------      ---------------  ---------------
Fund Share Transactions:
Proceeds from shares sold ....................................    469,580,959     314,151,025           43,252,366       55,639,226
Net asset value of shares issued upon reinvestment of
  distributions ..............................................     24,537,119      33,468,844          214,567,750      120,814,532
Payments for shares redeemed .................................   (428,848,854)   (243,708,802)         (70,446,645)     (70,295,042)
                                                                --------------  --------------      ---------------  ---------------
  Net increase in net assets from fund share transactions ....     65,269,224     103,911,067          187,373,471      106,158,716
                                                                --------------  --------------      ---------------  ---------------
Net change in net assets .....................................     75,250,410      99,468,735          278,011,885      168,054,592
Net Assets:
Beginning of year ............................................    613,505,338     514,036,603        1,364,041,672    1,195,987,080
                                                                --------------  --------------      ---------------  ---------------
End of year ..................................................  $ 688,755,748   $ 613,505,338       $1,642,053,557   $1,364,041,672
                                                                ==============  ==============      ===============  ===============
End of year net assets includes undistributed net investment
  income .....................................................  $  34,446,455   $  24,410,184       $           --   $   12,606,830
                                                                ==============  ==============      ===============  ===============
Share Transactions:
Number of shares sold ........................................     35,877,859      23,539,460            2,713,055        3,743,359
Number of shares issued upon reinvestment of distributions ...      1,929,274       2,593,663           13,885,971        8,699,680
Number of shares redeemed ....................................    (32,769,382)    (18,290,210)          (4,406,176)      (4,685,746)
                                                                --------------  --------------      ---------------  ---------------
  Net increase ...............................................      5,037,751       7,842,913           12,192,850        7,757,293
                                                                ==============  ==============      ===============  ===============

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1.  Organization

Aetna Variable Fund (Variable Fund), Aetna Income Shares (Income Shares), Aetna Variable Encore Fund (Encore Fund) and Aetna Investment Advisers Fund, Inc. (Investment Advisers Fund) are each referred to individually as a Fund, and collectively as the Funds.

Each Fund is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company whose shares are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Company Separate Account, and in the case of Variable Fund and Income Shares, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At December 31, 1997, ALIAC's separate accounts and affiliates held all of Encore Fund's and Investment Advisers Fund's shares outstanding and 99.6% and 99.2% respectively, of Variable Fund's and Income Shares' total shares outstanding.

The following is a brief description of each Fund's investment objective:

      Variable Fund seeks to maximize total return through investments in a diversified portfolio of stocks and securities convertible into common stock.

      Income Shares seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

      Encore Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

      Investment Advisers Fund seeks to produce the maximum investment return consistent with reasonable safety of principal.

ALIAC serves as the Investment Adviser and principal underwriter to each Fund. ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc. Aeltus Investment Management, Inc. (Aeltus), an affiliate of ALIAC, is employed as the subadviser to the Funds.

2. Summary of Significant Accounting Policies

A.  Valuation of Investments

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees/Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Option Contracts

The Funds (except Encore Fund) may purchase and write (sell) put options, purchase call options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

2.   Summary of Significant Accounting Policies (continued)

B.  Option Contracts (continued)

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C.  Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Fund is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Fund equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Fund as unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933 (1933 Act), under Rule 144A or are securities offered pursuant to Section 4(2) of the 1933 Act. Each Fund, except Encore Fund, may invest up to 15% of its total assets in illiquid securities. Encore Fund may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies (continued)

D.  Illiquid and Restricted Securities (continued)

fair value determined under procedures approved by the Board of Trustees/Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Information regarding illiquid securities held at December 31, 1997, is shown below:

                                                                                    Average                    % of Net
               Security Description               Acquisition Dates     Par Value   Cost        Market Value    Assets
               --------------------               -----------------     ---------   -------     ------------   --------
Encore Fund:
------------
EG&G, Inc., 6.00%, 1/14/98                            12/31/97         $5,000,000     99.80    $ 4,990,000     0.7%
Bridgestone Firestone, 6.15%, 01/28/98                12/15/97          6,800,000    100.00      6,800,000     1.0%
Long Lane Trust III Series, 5.78%, 11/02/98           11/06/97         11,300,000    100.00     11,300,000     1.6%

Income Shares:
--------------
Security Pacific National Bank, 8.50%, 4/25/17    6/11/92, 8/13/91      1,772,954     98.76      1,769,076     0.3%

E.  Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In accordance with the 1940 Act, a Fund holding securities purchased on a when-issued or delayed delivery basis will maintain a segregated account at its custodian containing securities in an amount equal to the market value of the securities purchased on a when-issued or delayed delivery basis.

F.  Federal Income Taxes

As qualified regulated investment companies, the Funds are relieved of federal income and excise taxes by distributing all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

G.  Distributions

The Funds distribute all of their net investment income and net capital gains, if any, to shareholders annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory and Administrative Services Fees

Each Fund pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. Each Fund's Investment Advisory fee in effect at December 31, 1997, is shown below:

Variable Fund                      0.50%
Encore Fund                        0.25%
Income Shares                      0.40%
Investment Advisers Fund           0.50%

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

3.  Investment Advisory and Administrative Services Fees (continued)

Under the terms of an Administrative Services Agreement, ALIAC acts as administrator and provides all administrative services necessary for the Funds' operations and is responsible for the supervision of the Funds' other service providers. ALIAC also assumes all ordinary, recurring costs of the Funds, such as custodian fees, trustees'/directors' fees, transfer agent costs and accounting expenses. For these services, ALIAC receives an annual fee, payable monthly, at an annual rate expressed as a percentage of the average daily net assets of each Fund. Each Fund's Administrative Service fee in effect at December 31, 1997, is shown below:

       Variable Fund                      0.06%
       Encore Fund                        0.10%
       Income Shares                      0.08%
       Investment Advisers Fund           0.08%

Under the terms of a Subadvisory Agreement among the Funds, ALIAC and Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services to the Funds in exchange for a fee payable by ALIAC at an annual rate expressed as a percentage of the average daily net assets of each Fund. Each Fund's Subadvisory fee in effect at December 31, 1997, is shown below:

       Variable Fund                      0.28%
       Encore Fund                        0.15%
       Income Shares                      0.24%
       Investment Advisers Fund           0.29%

For the year ended December 31, 1997, ALIAC paid Aeltus $23,193,883, $1,540,855, $970,030 and $4,370,818 for Variable Fund, Income Shares, Encore Fund and Investment Advisers Fund, respectively, in accordance with the terms of the Subadvisory Agreement.

4.  Purchases and Sales of Investments

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1997 were:

                                   Cost of Purchases     Proceeds from Sales
                                   -----------------     -------------------
       Variable Fund                 $8,029,448,959        $8,417,184,383
       Income Shares                    802,657,320           778,458,378
       Encore Fund                               --                   --
       Investment Advisers Fund       1,421,960,149         1,461,898,771

5.  Capital Loss Carryforward

At December 31, 1997, for federal income tax purposes, Income Shares and Encore Fund had the following capital loss carryforwards:

                        Capital Loss Carryforward         Year of Expiration
                        -------------------------         ------------------
       Income Shares           $5,833,856                        2002
       Encore Fund                 59,498                        2003

The Board of Trustees/Directors will not authorize the distribution of any realized gains until the above capital loss carryforwards have been offset or have expired.

6.  Options

The following reflects the call and put option activity of Variable Fund for the year ended December 31, 1997:

                                              Call Options Written
                                  ----------------------------------------------
                                  Number of   Deferred Premium       Realized
                                  Contracts       Received         Gain (Loss)
                                  ---------       --------         -----------
 Outstanding December 31, 1996..     16,661     $28,866,891       $         --
    Written.....................      6,890       5,225,907                 --
    Closed......................    (19,753)    (33,279,230)       (11,962,904)
    Expired.....................     (2,100)       (409,563)           409,563
    Exercised...................       (698)       (169,513)                --
                                   ---------    ------------      -------------
 Outstanding December 31, 1997..      1,000     $   234,492       $(11,553,341)
                                   =========    ============      =============

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

6.  Options (continued)

                                               Put Options Written
                                   ---------------------------------------------
                                    Number of    Deferred Premium   Realized
                                    Contracts        Received         Gain
                                    ---------        --------         ----
 Outstanding December 31, 1996.....     2,713       $2,933,064     $       --
    Written........................     3,020        4,311,229             --
    Closed.........................    (4,513)      (5,183,525)     2,108,873
    Expired........................        --               --             --
    Exercised......................        --               --             --
                                     ---------      -----------    -----------
 Outstanding December 31, 1997.....     1,220       $2,060,768     $2,108,873
                                     =========      ===========    ===========

7.  Forward Foreign Currency Exchange Contracts

At December 31, 1997, Variable Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $4,302,388 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Variable

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
    ----         -------------    -------------------      ------------      ------------------    -----------
Contracts to Buy
----------------
1/5/98              390,575            $390,575                789,000              $389,337           ($1,238)
                  U.S. Dollar                              Dutch Guilder
-------------------------------------------------------------------------------------------------------------------
1/20/98             468,015             468,015                935,000               461,863            (6,152)
                  U.S. Dollar                              Dutch Guilder
-------------------------------------------------------------------------------------------------------------------
1/14/98            1,101,588          1,101,588              6,542,000             1,088,468           (13,120)
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
1/26/98             815,316             815,316            103,850,000               801,769           (13,547)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
3/17/98            1,342,442          1,342,442            171,940,000             1,336,868            (5,574)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
1/5/98              466,122             466,122                668,000               458,237            (7,885)
                  U.S. Dollar                               Swiss Franc
-------------------------------------------------------------------------------------------------------------------
1/5/98             9,065,925          9,065,925             13,195,000             9,051,564           (14,361)
                  U.S. Dollar                               Swiss Franc
-------------------------------------------------------------------------------------------------------------------

Contracts to Sell
-----------------
1/20/98            8,143,600          4,022,705              4,163,395             4,163,395           140,690
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/18/98           23,352,000         11,557,002             11,678,386            11,678,386           121,384
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/2/98             8,177,000          1,359,420              1,375,673             1,375,673            16,253
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/14/98           68,334,600         11,369,621             11,661,194            11,661,194           291,573
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/13/98           66,904,300         11,153,530             11,740,209            11,740,209           586,679
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

7.  Forward Foreign Currency Exchange Contracts (continued)

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
    ----         -------------    -------------------      ------------       ------------------    -----------
Contracts to Sell (continued)
2/9/98              26,449,000        $14,749,061           14,978,747           $14,978,747          $229,686
              German Deutschemark                          U.S. Dollar
---------------------------------------------------------------------------------------------------------------
3/5/98              16,431,600          9,177,067            9,335,303             9,335,303           158,236
              German Deutschemark                          U.S. Dollar
---------------------------------------------------------------------------------------------------------------
1/26/98          3,443,015,000         26,581,621           28,609,454            28,609,454         2,027,833
                 Japanese Yen                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------
2/12/98          1,809,040,000         13,999,936           14,735,431            14,735,431           735,495
                 Japanese Yen                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------
3/17/98          1,602,759,000         12,461,777           12,390,774            12,390,774           (71,003)
                 Japanese Yen                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------
1/5/98              13,532,000          9,282,741            9,393,523             9,393,523           110,782
                  Swiss Franc                               U.S. Dollar
---------------------------------------------------------------------------------------------------------------
1/5/98                 331,000            227,061              225,554               225,554            (1,507)
                  Swiss Franc                               U.S. Dollar
---------------------------------------------------------------------------------------------------------------
2/5/98              13,195,000          9,081,836            9,100,000             9,100,000            18,164
                  Swiss Franc                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------
                                                                                                    $4,302,388
                                                                                                  =============


8.  Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Funds' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Funds.

                                                              Accumulated Net
                                       Undistributed Net    Realized Gain (Loss)
                   Paid-in Capital     Investment Income       on Investments
                 Increase/(Decrease)  Increase/(Decrease)   Increase/(Decrease)
                 -------------------  -------------------  --------------------
Variable              $3,963,619          $ 5,498,566           ($ 9,462,185)
Encore Fund                --                  (3,379)                 3,379
Investment
   Advisers Fund              (2)          47,218,163           ( 47,218,161)

Variable Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each year:

                                                                                         Year Ended December 31,
                                                                       ----------------------------------------------------------

                                                                         1997        1996        1995 +      1994 +       1993 +
                                                                        --------    --------     --------    --------     -------
Net asset value, beginning of year ..................................   $32.391     $29.055      $26.229     $31.245      $31.602
                                                                        --------    --------     --------    --------     --------
Income from investment operations:
  Net investment income .............................................     0.544       0.651        0.724       0.765        0.822
  Net realized and change in unrealized gain (loss) on investments ..     8.939       6.446        7.620      (1.071)       1.287
                                                                        --------    --------     --------    --------     --------
        Total from investment operations ............................     9.483       7.097        8.344      (0.306)       2.109
                                                                        --------    --------     --------    --------     --------
Less distributions:
  From net investment income ........................................    (0.578)     (0.733)      (0.723)     (0.811)      (0.814)
  From net realized gains on investments ............................    (7.661)     (3.028)      (4.795)     (3.899)      (1.652)
                                                                        --------    --------     --------    --------     --------
        Total distributions .........................................    (8.239)     (3.761)      (5.518)     (4.710)      (2.466)
                                                                        --------    --------     --------    --------     --------
Net asset value, end of year ........................................   $33.635     $32.391      $29.055     $26.229      $31.245
                                                                        ========    ========     ========    ========     ========

Total return* .......................................................     29.89%      24.46%       32.25%      (0.96)%       6.74%
Net assets, end of year (millions) ..................................    $9,188      $6,954       $5,662      $4,424       $4,988
Ratio of total expenses to average net assets .......................      0.56%       0.43%        0.29%       0.30%        0.29%
Ratio of net investment income to average net assets ................      1.46%       2.02%        2.42%       2.52%        2.57%
Portfolio turnover rate .............................................    107.01%      85.03%       96.63%      84.27%       25.22%
Average commission rate paid per share on equity securities traded...   $0.0397     $0.0418           --          --           --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the year.

See Notes to Financial Statements.

Income Shares
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each year:

                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1997          1996        1995 +        1994 +        1993 +
                                                                 ----------    ---------    ----------    ---------     ---------
Net asset value, beginning of year ...........................     $12.623      $13.001       $11.719      $13.052       $12.759
                                                                 ----------    ---------    ----------    ---------     ---------
Income from investment operations:
  Net investment income ......................................       0.801        0.844         0.885        0.791         0.854
  Net realized and change in unrealized gain (loss) on
    investments ..............................................       0.228       (0.387)        1.237       (1.294)        0.365
                                                                 ----------    ---------    ----------    ---------     ---------
        Total from investment operations .....................       1.029        0.457         2.122       (0.503)        1.219
                                                                 ----------    ---------    ----------    ---------     ---------
Less distributions:
  From net investment income .................................      (0.802)      (0.835)       (0.840)      (0.830)       (0.852)
  From net realized gains on investments .....................          --           --            --           --        (0.074)
                                                                 ----------    ---------    ----------    ---------     ---------
        Total distributions ..................................      (0.802)      (0.835)       (0.840)      (0.830)       (0.926)
                                                                 ----------    ---------    ----------    ---------     ---------
Net asset value, end of year .................................     $12.850      $12.623       $13.001      $11.719       $13.052
                                                                 ==========    =========    ==========    =========     =========

Total return* ................................................        8.30%        3.60%        18.24%       (3.80)%        9.68%
Net assets, end of year (000's) ..............................   $ 684,960     $643,729     $ 666,960     $561,704      $641,429
Ratio of total expenses to average net assets ................        0.48%        0.39%         0.32%        0.33%         0.31%
Ratio of net investment income to average net assets .........        6.31%        6.39%         6.97%        6.38%         6.47%
Portfolio turnover rate ......................................      134.92%       96.41%       113.72%       74.24%        56.37%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the year.


See Notes to Financial Statements.

Encore Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each year:

                                                                                      Year Ended December 31,
                                                                   ---------------------------------------------------------------

                                                                    1997         1996 +       1995 +        1994 +        1993 +
                                                                  ----------    ---------    ----------    ---------     ---------
Net asset value, beginning of year ..........................       $13.194      $13.298       $12.544      $12.535       $12.557
                                                                  ----------    ---------    ----------    ---------     ---------
Income from investment operations:
  Net investment income .....................................         0.668        0.697         0.755        0.526         0.397
  Net realized and change in unrealized gain (loss) on
    investments .............................................         0.027       (0.001)        0.009       (0.022)        0.001
                                                                  ----------    ---------    ----------    ---------     ---------
        Total from investment operations ....................         0.695        0.696         0.764        0.504         0.398
                                                                  ----------    ---------    ----------    ---------     ---------
Less distributions:
  From net investment income ................................        (0.525)      (0.800)       (0.010)      (0.495)       (0.420)
                                                                  ----------    ---------    ----------    ---------     ---------
        Total distributions .................................        (0.525)      (0.800)       (0.010)      (0.495)       (0.420)
                                                                  ----------    ---------    ----------    ---------     ---------
Net asset value, end of year ................................       $13.364      $13.194       $13.298      $12.544       $12.535
                                                                  ==========    =========    ==========    =========     =========

Total return* ...............................................          5.47%        5.37%         6.05%        4.09%         3.19%
Net assets, end of year (000's) .............................     $ 688,756     $613,505     $ 514,037     $483,039      $380,249
Ratio of total expenses to average net assets ...............          0.35%        0.34%         0.30%        0.32%         0.31%
Ratio of net investment income to average net assets ........          5.34%        5.24%         5.82%        4.16%         3.14%

* The total return percentage does not reflect any separate account charges under variable annuity contracts or life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the year.

See Notes to Financial Statements.

Investment Advisers Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each year:

                                                                                         Year Ended December 31,
                                                                        -----------------------------------------------------------
                                                                          1997        1996        1995 +      1994 +       1993 +
                                                                         --------    --------     --------    --------     --------

Net asset value, beginning of year ................................      $15.118     $14.502      $12.226     $12.798      $12.066
                                                                         --------    --------     --------    --------     --------
Income from investment operations:
  Net investment income ...........................................        0.499       0.469        0.539       0.480        0.441
  Net realized and change in unrealized gain (loss) on investments         2.731       1.585        2.737      (0.532)       0.741
                                                                         --------    --------     --------    --------     --------
        Total from investment operations ..........................        3.230       2.054        3.276      (0.052)       1.182
                                                                         --------    --------     --------    --------     --------
Less distributions:
  From net investment income ......................................       (1.100)     (0.350)      (0.670)     (0.451)      (0.440)
  From net realized gains on investments ..........................       (1.215)     (1.088)      (0.330)     (0.069)      (0.010)
                                                                         --------    --------     --------    --------     --------
        Total distributions .......................................       (2.315)     (1.438)      (1.000)     (0.520)      (0.450)
                                                                         --------    --------     --------    --------     --------
Net asset value, end of year ......................................      $16.033     $15.118      $14.502     $12.226      $12.798
                                                                         ========    ========     ========    ========     ========

Total return* .....................................................        22.49%      15.17%       27.23%      (0.35)%       9.90%
Net assets, end of year (millions) ................................       $1,642      $1,364       $1,196        $958         $920
Ratio of total expenses to average net assets .....................         0.58%       0.45%        0.31%       0.32%        0.31%
Ratio of net investment income to average net assets ..............         3.01%       3.21%        3.96%       3.83%        3.53%
Portfolio turnover rate ...........................................       112.03%     107.80%      141.21%     112.05%       24.71%
Average commission rate paid per share on equity securities traded.      $0.0535     $0.0576           --          --           --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the year.

See Notes to Financial Statements.

                          Independent Auditors' Report

The Board of Trustees/Directors and Shareholders of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. (the Funds), including the portfolios of investments, as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. as of December 31, 1997, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Hartford, Connecticut
February 13, 1998

                             Additional Information
                                   (Unaudited)
--------------------------------------------------------------------------------

Federal Tax Status of Dividends Declared During the Fiscal Year

During the fiscal year ended December 31, 1997, the funds paid the following long-term gains distributions:

                           Total Long-Term    Taxable at 28%   Taxable at 20%
                            Distributions
                          -----------------   --------------   --------------
Variable                   $1,494,364,648      $898,226,169     596,138,479
Investment Advisers Fund       86,702,304        86,702,304         --

The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

                         Variable Fund                          30.50%
                         Income Shares                           0.89%
                         Investment Advisers Fund                6.18%

                        Aetna Generation Portfolios, Inc.

                                                 Aetna Ascent Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception+
------                ------------------------
19.90%                         21.85%

---------------------------[Aetna Ascent Variable Portfolio Line Chart]-------------------------------------
                      Jul-95                                                                          Dec-97
Aetna Ascent
  Variable Portfolio  10,000  10,601  11,045  11,453  12,049  12,654  13,650  13,617  15,103  16,524  16,366
Ascent Index          10,000  10,531  10,949  11,256  11,621  11,921  12,793  12,652  14,036  15,026  14,854
------------------------------------------------------------------------------------------------------------

                                             Aetna Crossroads Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception+
------                ------------------------
17.57%                         18.50%

--------------------------[Aetna Crossroads Variable Portfolio Line Chart]----------------------------------
                      Jul-95                                                                          Dec-97
Aetna Crossroads
  Variable Portfolio  10,000  10,532  10,930  11,233  11,739  12,207  12,985  12,995  14,151  15,323  15,268
Crossroads Index      10,000  10,433  10,836  11,031  11,318  11,593  12,302  12,184  13,274  14,064  14,106
------------------------------------------------------------------------------------------------------------

                                                 Aetna Legacy Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception+
------                ------------------------
14.50%                         14.96%

--------------------------------[Aetna Legacy Variable Portfolio Line Chart]--------------------------------
                      Jul-95                                                                          Dec-97
Aetna Legacy
  Variable Portfolio  10,000  10,451  10,827  11,036  11,403  11,773  12,363  12,347  13,236  14,088  14,156
Legacy Index          10,000  10,334  10,723  10,810  11,021  11,270  11,827  11,729  12,546  13,154  13,223
------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+    The Portfolios commenced investment operations on July 5, 1995.


54  See Definition of Indices.

How did the Portfolios perform during the period?

Returns for the year ended December 31, 1997, were quite favorable as each of the three Generation Portfolios (the Funds or Portfolios) outperformed their relative benchmark indices for the period. These benchmark indices are unmanaged and are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Portfolio.

--------------------------------------------------------------------------------
Generation Portfolio      Portfolio Return      Benchmark Index Return
--------------------------------------------------------------------------------
Ascent                         19.90%                   16.10%
Crossroads                     17.57%                   13.96%
Legacy                         14.50%                   11.82%

What economic or financial market conditions impacted the Portfolios?

Serving as a backdrop for each of the Portfolio's performance are the returns for the various indices for each of the asset classes among which the Portfolios allocate investments (shown below). The combination of these seven indices in different weights comprise the overall benchmarks against which we measure each Generation Portfolio's performance (shown above).

--------------------------------------------------------------------------------
Asset Class               Benchmark Index                        Return
--------------------------------------------------------------------------------
Large Cap Stocks          S&P 500 (a)                             33.36 %
Small Cap Stocks          Russell 2000 (b)                        22.36 %
International Stocks      MSCI EAFE (c)                            2.06 %
Real Estate Stocks        NAREIT (d)                              20.29 %
U.S. Dollar Bonds         Salomon Broad (e)                        9.62 %
International Bonds       S.B. Non-U.S. WGBI (f)                  (2.88)%
Cash Equivalents          U.S. 90 Day T-Bill (g)                   5.24 %

This has been a strong year overall for the U.S. stock market. The large company stocks that make up the S&P 500 continued to lead all other asset classes and achieved returns that were well above long-term historical averages. International markets were challenged, however, as the Asian market crisis led investors to seek safe havens for their assets. This "flight to quality" boosted U.S. bonds and large company stocks, thus widening the performance gap between U.S. and international capital markets.

What investments influenced the Funds' performance over the past twelve months?

In order to better control risk and pursue enhanced return potential over the long run, the Portfolios are designed to invest in a variety of asset classes with varying degrees of risk. During these past twelve months, domestic large company stocks, as represented by the S&P 500, had a particularly strong showing relative to other asset classes. (Keep in mind, all indices referenced are unmanaged.) The Portfolios were able to outperform their relative benchmarks this year, primarily due to strong stock selection results. However, because our valuation disciplines indicated that U.S. stocks were overvalued for most of 1997, we maintained an unusually high level of cash reserves. In retrospect, we were somewhat too conservative, as the large U.S. company stock market continued to climb despite its stretched valuation level.

What is your outlook going forward?

At present, U.S. stocks appear fairly valued to us. We use the forward earnings yield (earnings per share divided by price) of the S&P 500 as our barometer of equity valuation, and compare it to the yield on the 10-year government bond. The spread between these two expected return measures is what drives our asset allocation decisions. As of January 1998, interest rates fell enough to return this spread to neutral territory from negative territory, where it was for most of 1997. Consequently, we recently increased our large company stock target allocations somewhat, although we remain slightly underweight in U.S. stocks.

See Definition of Indices                                                     55

Because of their underperformance relative to large company stocks, small company stocks currently offer unusual relative value. Consequently, we plan to maintain our overweighted allocation to small company domestic stocks in the near term. The U.S. yield curve is unusually flat, which means that U.S. bond investors are being offered an unusually low yield advantage for taking on the interest rate risk of owning longer term bonds (higher relative risk) relative to short term cash equivalents (shorter relative risk). Consequently, we recently reduced our target allocations to U.S. bonds to a neutral benchmark weight. We continue to favor selective international markets, especially Europe, but remain more-or-less hedged (for potential protection against sudden shifts in values) against the Japanese Yen, German Deutschemark, French Franc and Dutch Guilder.

Past performance is no guarantee of future results.

Asset Allocation:
--------------------------------------------------------------------------------------------------------------------
                               Portfolio of     Notional Value*     Economic Exposure*
Asset Class                    Investments        of Futures       12/31/97     12/31/96     Benchmark      Range
--------------------------------------------------------------------------------------------------------------------
Ascent
------
Large Cap Stocks                 14.9%                --             14.9%       23.0%       20.0%           0 - 60%
Small Cap Stocks                 24.3%                --             24.3%       19.0%       20.0%           0 - 40%
Real Estate Stocks               15.2%                --             15.2%       16.0%       20.0%           0 - 40%
U.S. Dollar Bonds                14.6%                --             14.6%        9.0%       10.0%           0 - 30%
International Stocks             17.2%                0.1%           17.3%       16.0%       20.0%           0 - 40%
International Bonds                --                 2.0%            2.0%         --        10.0%           0 - 20%
Cash Equivalents                 13.8%               (2.1)%          11.7%       17.0%         --            0 - 30%
                             -------------          ---------     -----------  ----------  -----------
                                100.0%                --            100.0%      100.0%       100.0%
                             =============          =========     ===========  ==========  ===========
Crossroads
----------
Large Cap Stocks                 11.0%                --             11.0%       17.0%       15.0%           0 - 45%
Small Cap Stocks                 19.4%                --             19.4%       15.0%       15.0%           0 - 30%
Real Estate Stocks               11.2%                --             11.2%       13.0%       15.0%           0 - 30%
U.S. Dollar Bonds                29.1%                --             29.1%       19.0%       25.0%           0 - 70%
International Stocks             14.1%                0.2%           14.3%       14.0%       15.0%           0 - 30%
International Bonds                --                 2.3%            2.3%         --        10.0%           0 - 20%
Cash Equivalents                 15.2%               (2.5)%          12.7%       22.0%        5.0%           0 - 30%
                             -------------          ---------     -----------  ----------  -----------
                                100.0%                --            100.0%      100.0%       100.0%
                             =============          =========     ===========  ==========  ===========
Legacy
------
Large Cap Stocks                  7.0%                --              7.0%       11.0%       10.0%           0 -  30%
Small Cap Stocks                 12.8%                --             12.8%       10.0%       10.0%           0 -  20%
Real Estate Stocks                7.0%                --              7.0%        9.0%       10.0%           0 -  20%
U.S. Dollar Bonds                43.1%                --             43.1%       29.0%       40.0%           0 - 100%
International Stocks             10.0%                0.3%           10.3%       10.0%       10.0%           0 -  20%
International Bonds                --                 2.4%            2.4%         --        10.0%           0 -  20%
Cash Equivalents                 20.1%               (2.7)%          17.4%       31.0%       10.0%           0 -  30%
                             -------------          ---------     -----------  ----------  -----------
                                100.0%                --            100.0%      100.0%       100.0%
                             =============          =========     ===========  ==========  ===========

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Funds' exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends and is considered to be representative of the stock market in general.

(b) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(c) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.

(e) Salomon Brothers Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(f) The Salomon Brothers Non-U.S. World Government Bond (S.B. Non-U.S. WGBI) Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(g) Three-month Treasury bills (U.S. 90 Day T-Bill) are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1997
Ascent
--------------------------------------------------------------------------------

                                        Number          Market
                                          of           Value
                                        Shares
                                       ---------     -----------


COMMON STOCKS (70.7%)
United States (53.8%)

Aerospace and Defense (0.2%)
Alliant Techsystems, Inc.+...........     1,100      $   61,325
General Motors, Class H..............       800          29,550
Raytheon Co..........................       217          10,692
United Technologies Corp.............     2,500         182,031
                                                     -----------
                                                        283,598
                                                     -----------

Apparel (0.1%)
American Eagle Outfitters, Inc.+.....     4,500         156,938
                                                     -----------

Auto Parts and Accessories (0.2%)
Arvin Industries, Inc................     1,600          53,300
Cooper Tire & Rubber Co..............     3,400          82,875
Echlin, Inc..........................     4,700         170,081
Lear Corp.+..........................       200           9,500
                                                     -----------
                                                        315,756
                                                     -----------

Autos and Auto Equipment (0.7%)
Borg Warner Automotive, Inc..........     1,300          67,600
Chrysler Corp........................     4,600         161,863
Ford Motor Co........................     6,400         311,600
General Motors Corp..................     4,400         266,750
PACCAR, Inc..........................     3,800         199,500
                                                     -----------
                                                      1,007,313
                                                     -----------

Banks (1.9%)
AmSouth Bancorporation...............     1,300          70,606
BankAmerica Corp.....................     3,800         277,400
Comerica, Inc........................     2,200         198,550
Dime Bancorp, Inc....................     2,700          81,675
Fifth Third Bancorp..................     2,400         196,200
First Chicago NBD Corp...............     1,000          83,500
First of America Bank Corp...........     1,500         115,688
First Republic Bank+.................     3,500         111,781
Firstfed Financial Corp.+............       200           7,750
Golden State Bancorp, Inc.+..........     1,800          67,275
Imperial Bancorp+....................     9,300         458,606
NationsBank Corp.....................     3,900         237,169
Southtrust Corp......................     1,600         101,500
Sovereign Bancorp, Inc...............     4,100          85,075
Star Banc Corp.......................       700          40,163
State Street Corp....................     1,400          81,463
TR Financial Corp....................     1,600          53,200
USBANCORP, Inc.......................     7,000         511,000
                                                     -----------
                                                      2,778,601
                                                     -----------

Building Materials and Construction (3.4%)
Centex Construction Products, Inc....    14,300         430,788
Centex Corp..........................     3,500         220,281
Continental Homes Holding Corp.......    23,600         949,899
Florida Rock Industries, Inc.........     4,200          95,550
Lone Star Industries, Inc............    11,200         595,000
Martin Marietta Materials, Inc.......       300          10,969

Building Materials and Construction (continued)
MDC Holdings, Inc....................    47,900      $  721,493
Southdown, Inc.......................     1,200          70,800
Standard Pacific Corp................    55,400         872,549
Tredegar Industries, Inc.............    10,850         714,743
USG Corp.+...........................     1,500          73,500
Webb (Del E.) Corp...................    12,500         325,000
                                                     -----------
                                                      5,080,572
                                                     -----------

Chemicals (0.2%)
Dow Chemical Co......................     2,500         253,750
Lyondell Petrochemical Co............     2,500          66,250
                                                     -----------
                                                        320,000
                                                     -----------

Commercial Services (0.5%)
AccuStaff, Inc.+.....................     2,200          50,600
ACNielsen Corp.+.....................     2,700          65,813
Deluxe Corp..........................     4,800         165,600
Galileo International, Inc...........     2,500          69,063
Ogden Corp...........................     2,800          78,925
Quintiles Transnational Corp.+.......     1,600          61,200
Service Corp. International..........     5,000         184,688
Thermo Ecotek Corp.+.................       300           5,475
                                                     -----------
                                                        681,364
                                                     -----------

Computer Software (1.9%)
Avant! Corp.+........................    10,100         169,175
BMC Software, Inc.+..................     1,300          85,313
Cadence Design Systems, Inc.+........     3,300          80,850
CHS Electronics, Inc.+...............     1,550          26,544
Computer Learning Centers, Inc.+.....    11,200         686,000
Compuware Corp.+.....................     2,400          76,800
Keane, Inc.+.........................    29,300       1,190,312
Microsoft Corp.+.....................     3,300         426,525
Symantec Corp.+......................     3,100          68,006
                                                     -----------
                                                      2,809,525
                                                     -----------

Computers and Office Equipment (1.2%)
Compaq Computer Corp.................     5,450         307,584
Dell Computer Corp.+.................     6,800         571,200
Harris Corp..........................     3,200         146,800
Herman Miller, Inc...................       300          16,369
International Business Machines, Inc.     1,800         188,213
Magnetek, Inc.+......................     3,300          64,350
Moore Corp. Ltd......................     9,000         136,125
SMART Modular Technologies, Inc.+....     1,400          32,200
Sun Microsystems, Inc.+..............     3,700         147,538
Unisys Corp.+........................    10,400         144,300
                                                     -----------
                                                      1,754,679
                                                     -----------

Consumer Products (0.2%)
Blyth Industries, Inc.+..............     1,600          47,900
Herbalife International, Inc.+.......    10,133         217,859
Procter & Gamble Co..................     1,300         103,756
                                                     -----------
                                                        369,515
                                                     -----------
58  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------
United States (continued)

Diversified (0.5%)
Aeroquip-Vickers, Inc................     3,700      $  181,531
Deere & Co...........................     2,300         134,119
Eaton Corp...........................     1,900         169,575
ITT Industries, Inc..................     4,200         131,775
NACCO Industries, Inc................     1,300         139,344
Paragon Trade Brands, Inc.+..........     3,000          38,625
                                                     -----------
                                                        794,969
                                                     -----------

Electrical Equipment (0.4%)
C & D Technologies, Inc..............    13,700         661,025
                                                     -----------

Electronics (0.8%)
AMP, Inc.............................     4,700         197,400
Intel Corp...........................     3,400         238,850
KLA Instruments Corp.+...............     4,800         185,400
QLogic Corp.+........................     3,800         112,100
SCI Systems, Inc.+...................     1,700          74,056
Technitrol, Inc......................    10,900         327,000
Tektronix, Inc.......................     1,150          45,641
                                                     -----------
                                                      1,180,447
                                                     -----------

Financial Services (3.4%)
Ahmanson (H. F.) & Co................     1,200          80,325
AMRESCO, Inc.+.......................     3,200          96,800
Bankers Trust New York Corp..........       800          89,950
Bear Stearns Co., Inc................     1,962          93,195
Donaldson, Lufkin & Jenrette, Inc....       800          63,600
Edwards (A.G.), Inc..................     2,400          95,400
FIRSTPLUS Financial Group, Inc.+.....    12,400         475,850
Golden West Financial Corp...........     2,200         215,188
Greenpoint Financial Corp............       200          14,513
Lehman Brothers Holdings, Inc........     1,500          76,500
Merrill Lynch & Co., Inc.............     2,000         145,875
MGIC Investment Corp.................       200          13,300
Money Store, Inc. (The)..............     1,100          23,100
Morgan Stanley, Dean Witter,
  Discover & Co......................     3,575         211,372
Paine Webber Group, Inc..............     2,550          88,134
Republic New York Corp...............       900         102,769
Ryland Group, Inc....................    36,100         852,862
SunAmerica, Inc......................     2,100          89,775
TCF Financial Corp...................     9,400         319,013
Trans Financial, Inc.................    20,900         812,487
Travelers Group, Inc.................     4,500         242,438
Webster Financial Corp...............     8,400         558,600
WSFS Financial Corp.+................    16,000         320,000
                                                     -----------
                                                      5,081,046
                                                     -----------

Foods and Beverages (1.6%)
Canandaigua Wine Co., Inc., Class A+.    10,600         586,975
Coors (Adolph) Co....................     5,500         182,875
Dean Foods Co........................     1,400          83,300

Foods and Beverages (continued)
Interstate Bakeries Corp.............     2,200      $   82,225
J & J Snack Foods Corp.+.............    10,100         165,388
Kroger Co. (The)+....................     8,600         317,663
Quaker Oats Co.......................       200          10,550
Suiza Foods Corp.+...................    15,200         905,349
                                                     -----------
                                                      2,334,325
                                                     -----------

Health Services (0.7%)
Alpharma, Inc. Class A...............    32,000         696,000
Beverly Enterprises, Inc.+...........     8,200         106,600
Phycor, Inc.+........................     7,200         194,400
                                                     -----------
                                                        997,000
                                                     -----------

Home Furnishings and Appliances (0.6%)
Carlisle Co., Inc....................     1,400          59,850
Ethan Allen Interiors, Inc...........    18,600         717,262
Stanley Furniture Co., Inc.+.........     2,500          69,688
                                                     -----------
                                                        846,800
                                                     -----------

Hotels and Restaurants (0.4%)
Darden Restaurants, Inc..............    15,700         196,250
Foodmaker, Inc.+.....................    22,500         338,906
Promus Hotel Corp.+..................     1,573          66,045
Sonic Corp.+.........................     2,000          56,250
                                                     -----------
                                                        657,451
                                                     -----------

Insurance (1.7%)
Allied Group, Inc....................     4,650         133,106
Allstate Corp........................     3,200         290,800
American Bankers Insurance Group.....     3,100         142,406
CIGNA Corp...........................       600         103,838
Conseco, Inc.........................     4,300         195,381
Equitable Co., Inc. (The)............     4,400         218,900
Everest Re Holdings, Inc.............     1,300          53,625
Financial Security Assurance
  Holdings Ltd.......................     3,500         168,875
First American Financial Corp........     3,800         280,725
Hartford Financial Services
  Group, Inc.........................     2,200         205,838
Lawyers Title Corp...................     5,500         172,906
Loews Corp...........................     1,400         148,575
Old Republic International Corp......     2,200          81,813
Reliance Group Holdings, Inc.........     2,200          31,075
RLI Corp.............................     2,600         129,513
Torchmark Corp.......................     4,400         185,075
                                                     -----------
                                                      2,542,451
                                                     -----------

Machinery and Equipment (0.6%)
Case Corp............................     1,700         102,744
Caterpillar, Inc.....................     3,400         165,113
Cincinnati Milacron, Inc.............     3,700          95,969
Commercial Intertech Corp............    20,800         431,600
Ingersoll-Rand Co....................       200           8,100
Parker-Hannifin Corp.................       900          41,288
                                                     -----------
                                                        844,814
                                                     -----------

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1997 (continued)
Ascent
--------------------------------------------------------------------------------
                                        Number          Market
                                          of            Value
                                        Shares
                                       ---------     -----------
United States (continued)

Media and Entertainment (1.7%)
Clear Channel Communications, Inc.+..     2,500      $  198,594
Fleetwood Enterprises, Inc...........       300          12,731
Gaylord Entertainment Co.............    25,500         814,405
Harvey's Casino Resorts..............     5,100         105,825
Lin Television Corp.+................       500          27,250
Midway Games, Inc.+..................    34,500         627,469
Panavision, Inc.+....................    10,400         268,450
Speedway Motorsports, Inc.+..........    21,400         530,988
                                                     -----------
                                                      2,585,712
                                                     -----------

Medical Supplies (1.7%)
American Home Products Corp..........     3,700         283,050
Marquette Medical Systems, Inc.+.....     2,000          53,250
Maxxim Medical, Inc.+................    20,700         450,225
OEC Medical Systems, Inc.+...........     4,100          81,744
Safeskin Corp.+......................    17,500         993,124
Spine-Tech, Inc.+....................     8,400         432,075
Vivus, Inc.+.........................     1,300          13,813
West Company, Inc. (The).............     5,300         157,675
                                                     -----------
                                                      2,464,956
                                                     -----------

Metals and Mining (0.5%)
National Steel Corp., Class B+.......    14,600         168,813
RMI Titanium Co.+....................    10,900         218,000
Timken Co............................     9,400         323,125
Trinity Industries, Inc..............       500          22,313
                                                     -----------
                                                        732,251
                                                     -----------

Oil and Gas (4.2%)
Ashland Oil, Inc.....................     3,700         198,644
Atlantic Richfield Co................     1,900         152,238
Clayton Williams Energy, Inc.+.......    16,700         250,500
Cliffs Drilling Co.+.................    13,100         653,363
Columbia Gas System, Inc.............     2,500         196,406
Devon Energy Corp....................     1,200          46,200
Ensco International, Inc.............       200           6,700
Helmerich & Payne, Inc...............     2,600         176,475
Kerr-McGee Corp......................     2,800         177,275
Marine Drilling Co., Inc.+...........    24,900         516,675
Occidental Petroleum Corp............     5,700         167,081
Oryx Energy Co.+.....................     4,000         102,000
Phillips Petroleum Co................     5,400         262,575
SEACOR SMIT Holdings+................    13,500         813,374
Sun Company, Inc.....................     4,100         172,456
Tesoro Petroleum Corp.+..............    40,500         627,750
Texaco, Inc..........................     3,400         184,875
Tidewater, Inc.......................     1,300          71,663
Union Texas Petroleum Holdings, Inc..     3,000          62,438
USX-Marathon Group...................     7,100         239,625

Oil and Gas (continued)
Valero Energy Corp...................       600      $   18,863
Veritas DGC, Inc.+...................    12,300         485,850
Vintage Petroleum, Inc...............    36,400         691,600
                                                     -----------
                                                      6,274,626
                                                     -----------

Paper and Containers (0.1%)
Ball Corp............................     4,200         148,313
                                                     -----------

Pharmaceuticals (1.3%)
Abbott Laboratories..................     3,200         209,800
Dura Pharmaceuticals, Inc.+..........     1,200          55,050
Eli Lilly & Co.......................     5,100         355,088
Medicis Pharmaceutical Corp.+........    13,000         664,625
Merck & Co., Inc.....................     4,500         478,125
Pharmerica, Inc.+....................     3,731          38,709
Rexall Sundown, Inc.+................     2,400          72,450
Watson Pharmaceuticals, Inc.+........     2,000          64,875
                                                     -----------
                                                      1,938,722
                                                     -----------

Printing and Publishing (1.3%)
Central Newspapers, Inc., Class A....     1,100          81,331
Dow Jones & Co., Inc.................     3,400         182,538
Gannett Co., Inc.....................       800          49,450
Lexmark International Group, Inc.+...     2,100          79,800
McClatchy Newspapers, Inc............     9,175         249,445
RR Donnelley & Sons Co...............     4,400         163,900
Valassis Communications, Inc.+.......    32,000       1,183,999
                                                     -----------
                                                      1,990,463
                                                     -----------

Real Estate Investment Trusts (14.5%)
Alexandria Real Estate Equities, Inc.     2,100          66,281
AMB Property Corp....................     2,400          60,300
American Residential Investment
  Trust, Inc.........................     2,500          29,688
Apartment Investment & Management Co.    30,600       1,124,549
Arden Realty Group, Inc..............     1,800          55,350
Bay Apartment Communities, Inc.......    11,500         448,500
Bedford Property Investors, Inc......     6,000         131,250
Berkshire Realty Co., Inc............    13,800         165,600
Brandywine Realty Trust..............     8,500         213,563
Capstone Capital Trust, Inc..........    26,600         679,963
Captec Net Lease Realty, Inc.........     6,100         104,844
CBL & Associates Properties, Inc.....    14,000         345,625
Chateau Communities, Inc.............     6,500         204,750
Colonial Properties Trust............    35,200       1,060,399
Cornerstone Properties, Inc..........    30,100         577,544
Crescent Real Estate Equities, Inc...    19,900         783,562
Criimi Mae, Inc......................     4,800          72,000
Developers Diversified Realty Corp...     3,400         130,050
Duke Realty Investments, Inc.........    16,400         397,700
Eastgroup Properties, Inc............     5,700         123,263
Equity Inns, Inc.....................    10,000         147,500
Equity Office Properties Trust.......     1,500          47,344

60  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------
                                        Number             Market
                                          of               Value
                                        Shares
                                       ---------        -----------

United States (continued)

Real Estate Investment Trusts (continued)
Equity Residential Properties Trust..    21,900          $1,107,318
Essex Property Trust, Inc............    12,800             448,000
General Growth Properties............    18,400             664,700
Glenborough Realty Trust, Inc........    37,200           1,102,049
Glimcher Realty Trust................     7,100             160,194
Health Care REIT, Inc................    16,000             450,000
Highwood Properties, Inc.............     8,700             323,531
Home Properties of New York, Inc.....     4,700             127,781
Imperial Credit Commercial Mortgage
  Investment Corp....................     3,900              57,038
Innkeepers USA Trust.................    29,400             455,700
JDN Realty Corp......................    15,700             508,288
Kimco Realty Corp....................    24,200             853,049
Koger Equity, Inc....................     6,600             144,788
Lexington Corporate Properties, Inc..     8,400             129,675
Mack-Cali Realty Corp................    18,900             774,899
Manufactured Home Communities, Inc...    18,500             499,500
Merry Land & Investment Co., Inc.....    10,000             228,750
Mid-America Apartment
  Communities, Inc...................     9,800             279,913
National Golf Properties, Inc........     9,800             321,563
Parkway Properties, Inc..............     9,900             339,694
Post Properties, Inc.................    26,500           1,076,562
Prentiss Properties Trust............    15,400             430,238
Prime Retail, Inc....................    10,400             147,550
Ramco-Gerhenson Properties Trust.....     8,400             165,375
Reckson Associates Realty Corp.......     5,400             137,025
Regency Realty Corp..................    16,800             465,150
SL Green Realty Corp.................     2,200              57,063
Sovran Self Storage, Inc.............    27,900             905,005
Spieker Properties, Inc..............    11,800             505,925
Starwood Lodging Trust...............     6,250             361,719
Sunstone Hotel Investors, Inc........     4,000              69,000
Tanger Factory Outlet Centers, Inc...    16,400             501,225
Tower Realty Trust, Inc..............     1,800              44,325
Trammell Crow Co.+...................     9,000             231,750
Walden Residential Properties, Inc...    14,800             377,400
Weeks Corp...........................     2,900              92,800
                                                         -----------
                                                         21,514,167
                                                         -----------

Retail (3.5%)
Ames Department Stores, Inc.+........    19,600             343,000
Burlington Coat Factory Warehouse....    25,680             422,115
Cash America International, Inc......    26,800             346,725
Costco Companies, Inc.+..............     1,500              66,938
Dayton Hudson Corp...................     3,300             222,750
Dress Barn, Inc.+....................    11,100             314,963
Federated Department Stores, Inc.+...     2,200              94,738
Fingerhut Companies, Inc.............     2,700              57,713
Footstar, Inc.+......................    22,300             599,313
Lowe's Co., Inc......................     3,600             171,675
Maxim Group, Inc. (The)+.............    12,700             197,644

Retail (continued)
Payless ShoeSource, Inc.+............      1,100        $    73,838
Rite Aid Corp........................        300             17,606
Ross Stores, Inc.....................     10,400            378,300
Russ Berrie & Co., Inc...............     21,700            569,625
TJX Companies, Inc...................     15,000            515,625
Urban Shopping Centers, Inc..........     23,600            823,049
                                                        -----------
                                                          5,215,617
                                                        -----------

Telecommunications (0.3%)
Aliant Communications, Inc...........      2,700             84,713
Ameritech Corp.......................        100              8,050
CIENA Corp.+.........................      1,100             67,238
CommNet Cellular, Inc.+..............     10,100            359,181
                                                        -----------
                                                            519,182
                                                        -----------

Transportation (1.8%)
Airborne Freight Corp................      1,100             68,338
Alaska Air Group, Inc.+..............      1,800             69,750
America West Holdings Corp.+.........     16,300            303,588
AMR Corp.+...........................      1,700            218,450
CNF Transportation, Inc..............      1,600             61,400
Continental Airlines, Inc., Class B+.      1,500             72,188
CSX Corp.............................      3,100            167,400
Delta Air Lines, Inc.................      1,500            178,500
Trico Marine Services, Inc.+.........     24,300            713,812
U.S. Freightways Corp................      1,400             45,500
UAL Corp.+...........................        800             74,000
US Airways Group, Inc.+..............        300             18,750
Yellow Corp.+........................     25,200            633,150
                                                        -----------
                                                          2,624,826
                                                        -----------

Utilities - Oil and Gas (1.0%)
Energen Corp.........................     16,300            647,925
NUI Corp.............................     14,800            424,575
ONEOK, Inc...........................      3,200            129,200
Pacific Enterprises..................      4,200            158,025
People's Energy Corp.................      4,500            177,188
                                                        -----------
                                                          1,536,913
                                                        -----------

Utilities - Telephone (0.7%)
Bell Atlantic Corp...................      1,700            154,700
BellSouth Corp.......................      5,100            287,194
MCI Communications Corp..............      5,300            226,906
Premiere Technologies, Inc.+.........     13,100            361,888
                                                        -----------
                                                          1,030,688
                                                        -----------
Total United States                                      80,074,625
                                                        -----------
Foreign Common Stocks (16.9%)
Argentina (0.2%)
Banco de Galicia y Buenos Aires SA
(Banks) .............................      9,400            242,050
                                                        -----------
Australia (0.7%)
Goodman Fielder Ltd. (Foods and
  Beverages) ........................    205,773            327,142
Mayne Nickless Ltd. (Commercial
  Services) .........................     33,600            177,549

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1997 (continued)
Ascent
--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------

Australia (continued)
Westpac Banking Corp. Ltd. (Banks) ..    41,200      $  263,506
Woolworth Ltd. (Foods and Beverages)     99,256         331,767
                                                     -----------
Total Australia                                       1,099,964
                                                     -----------
Austria (0.1%)
VA Technologie AG (Commercial
Services) ...........................       650          98,547
                                                     -----------
Belgium (0.3%)
Delhaize-Le Lion, SA (Foods and
  Beverages) ........................     6,100         309,529
Societe Generale De Belgique
  (Financial Services) ..............     1,900         173,847
                                                     -----------
Total Belgium                                           483,376
                                                     -----------
Brazil (0.2%)
Telecomunicaciones Brasileiras SA
  (Utilities - Telephone)............     2,650         308,559
                                                     -----------
Canada (0.5%)
Canadian Imperial Bank of Commerce
  (Banks) ...........................     9,764         304,301
Canadian National Railway Co.
  (Transportation) ..................     3,500         165,375
Petro-Canada (Oil and Gas) ..........    11,400         207,125
                                                     -----------
Total Canada                                            676,801
                                                     -----------
Chile (0.1%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) ...........     7,300         218,088
                                                     -----------
Denmark (0.8%)
Bang & Olufsen Holding Co.
  (Electronics) .....................     4,700         280,056
Carli Gry International A/S
  (Apparel) .........................     4,800         269,891
Novo-Nordisk A/S (Pharmaceuticals) ..     2,400         343,498
Unidanmark A/S (Banks) ..............     4,700         345,265
                                                     -----------
Total Denmark                                         1,238,710
                                                     -----------
Finland (0.4%)
Huhtamaki Group (Diversified) .......     4,400         181,802
Oy Nokia Corp., ADR A
  (Telecommunications) ..............     1,000          70,000
UPM-Kymmene Corp. (Paper and
  Containers) .......................     5,000         100,083
Valmet Oyj (Diversified) ............    15,000         207,144
                                                     -----------
Total Finland                                           559,029
                                                     -----------
France (1.5%)
Accor SA (Hotels and Restaurants) ...     1,340         249,251
Alcatel Alsthom (Telecommunications)      2,300         292,477
Credit Commercial de France (Banks) .     4,600         315,416
Elf Aquitaine SA (Oil and Gas) ......     2,150         250,172
Gemini Sogeti SA (Insurance) ........     3,800         311,726
Lafarge SA
  (Building Materials and
  Construction) .....................     5,200         341,344
Schneider SA (Machinery and
  Equipment) ........................     5,475         297,419
Union des Assurances Federales
  (Insurance) .......................     1,600         210,111
                                                     -----------
Total France                                          2,267,916
                                                     -----------

Germany (1.4%)
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) ...........     7,200      $  351,582
Deutsche Lufthansa AG
  (Transportation) ..................     9,200         172,944
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks) ........................     4,400         260,861
Gehe AG (Health Services) ...........     5,400         270,294
Mannesmann AG (Machinery and
  Equipment) ........................       600         303,330
VEBA AG (Utilities - Electric) ......     2,900         197,576
Viag AG (Diversified) ...............       550         296,406
Volkswagen AG (Autos and Auto
  Equipment) ........................       300         167,682
                                                     -----------
Total Germany                                         2,020,675
                                                     -----------
Hong Kong (0.2%)
Hutchison Whampoa Ltd. (Diversified)     51,000         319,891
                                                     -----------
India (0.2%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +.............    16,700         234,218
                                                     -----------
Indonesia (0.1%)
Bank International Indonesia (Banks)    249,500          14,757
Putra Surya Multidana (Financial
  Services) +........................   917,000          87,614
                                                     -----------
Total Indonesia                                         102,371
                                                     -----------
Ireland (0.5%)
Iona Technologies Plc, ADR
  (Consumer Products) +..............    12,000         246,000
Irish Life Plc (Insurance) ..........    35,643         204,736
Waterford Wedgewood
  (Home Furnishings and Appliances) .   207,199         280,560
                                                     -----------
Total Ireland                                           731,296
                                                     -----------
Italy (0.8%)
Assicurazioni Generali (Insurance) ..     8,300         203,979
Credito Italiano (Banks) ............   129,200         398,635
La Rinascente S.p.A. (Retail) .......    37,400         279,231
Pirelli & Co. (Financial Services) ..   145,800         235,853
Telecom Italia S.p.A. (Utilities -
  Telephone) +.......................    18,700         119,519
                                                     -----------
Total Italy                                           1,237,217
                                                     -----------
Japan (2.0%)
Bank of Tokyo-Mitsubishi (Banks) ....     7,000          96,907
Capcom Company
  (Computers and Office Equipment) ..     7,000          72,142
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) .......................    80,000         203,044
Daiichi Pharmaceutical
  (Pharmaceuticals) .................    23,000         260,035
DDI Corp. (Utilities - Telephone) ...        72         191,046
Fuji Photo Film (Chemicals) .........     7,000         269,187
Fujitec Co. Ltd.
  (Building Materials and
  Construction) .....................    19,000         105,214
Fujitsu Denso (Diversified) .........     3,000          32,995
Hoya Corp. (Medical Supplies) .......     8,000         252,267
Matsushita Kotobuki Electronics
  Industries (Electronics) ..........     4,400         110,997

62  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------

Japan (continued)
Minebea Co. Ltd. (Electronics) ......    28,000      $  301,490
Seino Transportation Co., Ltd.
  (Diversified) .....................    48,000         240,330
Sekisui Chemical Co. (Chemicals) ....    38,000         193,769
Sony Corp. (Electronics) ............     3,300         294,414
Takefuji Corp. (Banks) ..............     5,000         230,347
West Japan Railway (Transportation) .        30          95,984
                                                     -----------
Total Japan                                           2,950,168
                                                     -----------
Mexico (0.5%)
Cifra SA (Retail) ...................   150,001         334,919
Grupo Financiero Banamex Accival
  (Financial Services) +.............    62,000         185,343
Panamerican Beverages, Inc.
  (Foods and Beverages) .............     6,700         218,588
                                                     -----------
Total Mexico                                            738,850
                                                     -----------
Netherlands (1.1%)
Akzo Nobel NV (Chemicals) ...........     1,600         275,924
Bols Wessanen CVA (Foods and
  Beverages) ........................    11,500         178,125
ING Groep NV (Banks) ................     5,748         242,143
KLM Royal Dutch Air Line
  (Transportation) ..................     5,100         188,681
Philips Electronics NV (Electronics)      4,400         263,927
Vendex International NV (Retail) ....     3,500         193,195
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Printing and Publishing) .........    10,800         304,732
                                                     -----------
Total Netherlands                                     1,646,727
                                                     -----------
New Zealand (0.1%)
Fernz Corp., Ltd. (Chemicals) .......    62,200         160,719
                                                     -----------
Norway (0.7%)
Christiania Bank Og Kredkasse
  (Banks) ...........................    49,000         198,069
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +...    10,000         208,893
Ocean Rig ASA (Oil and Gas) +........   362,500         383,536
Tomra Systems ASA (Paper and
  Containers) .......................    11,300         252,910
                                                     -----------
Total Norway                                          1,043,408
                                                     -----------
Portugal (0.1%)
Portugal Telecom SA SP ADR
  (Utilities - Telephone) ...........     3,800         178,600
                                                     -----------
Singapore (0.0%)
Jardine Matheson Holdings
(Diversified) .......................       296           1,510
                                                     -----------
Spain (0.5%)
Cortefiel, SA (Retail) ..............    13,600         273,043
Iberdrola SA (Utilities - Electric) .    23,800         313,085
Telefonica de Espana (Utilities -
  Telephone) ........................     6,000         171,243
                                                     -----------
Total Spain                                             757,371
                                                     -----------
Sweden (0.8%)
Ericsson ADR (Telecommunications) ...     5,500         205,219
Frontec AB (Computer Software) +.....     9,000          78,834


Sweden (continued)
Industrial & Financial Systems
  (Computer Software) +..............    30,000      $  207,011
Oxigene, Inc. (Pharmaceuticals) +....    10,500         187,917
Skandia Forsakrings AB (Insurance) ..     5,200         245,439
Svenska Handelsbanken (Financial
  Services) .........................     8,500         294,069
                                                     -----------
Total Sweden                                          1,218,489
                                                     -----------
Switzerland (0.7%)
Credit Suisse Group (Banks) .........     1,800         278,907
Kuoni Reisen AG (Commercial
  Services) .........................        60         225,224
Nestle SA Registered Shares
  (Foods and Beverages) .............       100         150,080
Novartis AG Registered Shares
  (Health Services) .................       200         324,980
                                                    ------------
Total Switzerland                                       979,191
                                                    ------------
United Kingdom (2.3%)
3i Group Plc (Financial Services) ...    30,100         245,652
Bank of Scotland (Banks) ............    34,826         320,895
Barclays Plc (Financial Services) ...     5,048         134,391
Boots Co. Plc (Retail) ..............    21,900         315,840
Glaxo Wellcome Plc (Pharmaceuticals)     11,191         265,157
Granada Group Plc (Diversified) .....    23,214         355,226
Millennium Chemicals, Inc.
  (Chemicals) .......................     2,400          56,550
Morgan Crucible Plc (Diversified) ...    18,100         137,592
National Westminster Bank Plc
  (Banks) ...........................    16,200         269,753
Pearson Plc (Printing and
  Publishing) .......................    13,900         180,910
Shell Transport & Trading Co. (Oil
  and Gas) ..........................    38,700         280,179
Tomkins Plc (Diversified) ...........    56,800         271,965
Unilever Plc (Consumer Products) ....    38,700         331,757
Vodafone Group Plc
  (Telecommunications) ..............    35,800         258,594
                                                    ------------
Total United Kingdom                                  3,424,461
                                                    ------------
Venezuela (0.1%)
Compania Anonima Nacional Telefonos
  de Venezuela (Utilities -
  Telephone) ........................     5,500         228,938
                                                    ------------
Total Foreign Common Stocks
                                                     25,167,140
                                                    ------------
Total Common Stocks (cost
  $94,255,943)                                      105,241,765
                                                    ------------

PREFERRED STOCKS (0.2%)
Germany (0.2%)
Henkel KGAA (Chemicals) .............     5,000         315,621
                                                    ------------
Total Preferred Stocks (cost
  $281,446)                                             315,621
                                                    ------------
                                       Principal
                                        Amount
                                       ---------

LONG-TERM BONDS AND NOTES (14.5%)
U.S. Government Obligations (9.2%)
U.S. Treasury Note, 5.88%, 02/15/00..  $1,500,000     1,506,098
U.S. Treasury Note, 6.50%, 05/31/02..   1,500,000     1,544,063
U.S. Treasury Note, 6.50%, 10/15/06..   5,600,000     5,864,242

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1997 (continued)
Ascent
--------------------------------------------------------------------------------
                                       Principal       Market
                                        Amount         Value
                                       ---------     -----------


U.S. Government Obligations (continued)
U.S. Treasury Note, 6.88%, 05/15/06..  $1,050,000   $ 1,123,663
U.S. Treasury Note, 7.50%, 10/31/99..     300,000       309,329
U.S. Treasury Note, 7.50%, 11/15/01..   3,120,000     3,308,186
                                                    ------------
Total U.S. Government Obligations (cost
  $13,208,216)                                       13,655,581
                                                    ------------
Corporate Bonds (5.3%)
Associates Corporation of North
  America, 7.40%, 05/15/06...........  1,000,000      1,064,479
Comcast Cellular, 9.50%, 05/01/07....    700,000        731,499
Echostar Communications, Zero
  Coupon, 06/01/04...................    675,000        617,625
Fifth Third Bank, 6.75%, 07/15/05....    450,000        458,779
Ford Motor Credit Corp., 6.63%,
  06/30/03...........................    700,000        710,504
Heller Financial, 6.35%, 08/15/99++...   800,000        793,095
HSBC Americas, Inc., 7.00%, 11/01/06.    900,000        917,130
Raytheon Co., 6.45%, 08/15/02........    500,000        502,950
Skanidinavinska Enskilda Bank,
  6.91%, 06/29/49....................    800,000        808,999
Tenet Healthcare Corp., 7.88%,
  01/15/03...........................    800,000        817,271
Time Warner, Inc., 9.13%, 01/15/13...    475,000        568,502
                                                    ------------
Total Corporate Bonds (cost
  $7,820,878)                                         7,990,833
                                                    ------------
Total Long-Term Bonds and Notes (cost
  $21,029,094)                                       21,646,414
                                                    ------------

SHORT-TERM INVESTMENTS (13.7%)
Citicorp, Comm. Paper, 6.50%,
  01/02/98...........................  6,000,000      6,000,000
Dealers Capital Access Trust, Inc.,
  Comm. Paper, 6.80%, 01/02/98.......  5,000,000      5,000,000
Federal Home Loan Bank, Comm. Paper,
  4.75%, 01/02/98....................  4,668,000      4,668,000
Jefferson Smurfit, Comm. Paper,
  6.00%, 01/07/98....................  4,000,000      3,996,667
U.S. Treasury Bill, 5.17%, 02/05/98@.    675,000        671,747
                                                   -------------
Total Short-Term Investments (cost $20,336,374)      20,336,414
                                                   -------------
TOTAL INVESTMENTS (cost $135,902,857)(a)            147,540,214
Other assets less liabilities                         1,270,183
                                                   -------------
Total Net Assets                                   $148,810,397
                                                   =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $136,107,443. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ....................                $15,167,386
Unrealized losses ...................                 (3,734,615)
                                                     -----------
  Net unrealized gain ...............                $11,432,771
                                                     ===========

Information concerning open futures contracts at December 31, 1997 is shown below:
                      No. of        Initial      Expiration    Unrealized
                     Contracts       Value         Date        Gain/(Loss)
                     ---------     ----------    ----------    -----------
  Long Contracts
-------------------
Long-Term German
  Government Bond
  Futures ........      13         $1,894,582     March 98      $13,376
French Notional
  Bond Futures ...       5            425,408     March 98         (831)
FTSE 100 Index           1            218,693     March 98       (3,476)
  Future
Swiss Government
  Bond Futures ...       7            585,099     March 98        2,063
                                   ----------                  --------
                                   $3,123,782                   $11,132
                                   ==========                  ========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

64  See Notes to Financial Statements.

Aetna Generation Funds
Portfolio of Investments - December 31, 1997
Crossroads
--------------------------------------------------------------------------------
                                        Number          Market
                                          of            Value
                                        Shares
                                       ---------     -----------
COMMON STOCKS (55.1%)
United States (41.3%)

Aerospace and Defense (0.2%)
Alliant Techsystems, Inc.+...........      1,300      $  72,475
General Motors, Class H..............        500         18,469
Raytheon Co..........................        108          5,346
United Technologies Corp.............      1,400        101,938
                                                      ---------
                                                        198,228
                                                      ---------

Apparel (0.2%)
American Eagle Outfitters, Inc.+.....      7,800        272,025
                                                      ---------

Auto Parts and Accessories (0.2%)
Arvin Industries, Inc................        900         29,981
Dana Corp............................      1,700         80,750
Echlin, Inc..........................      2,900        104,944
Lear Corp.+..........................        100          4,750
                                                      ---------
                                                        220,425
                                                      ---------

Autos and Auto Equipment (0.7%)
Borg Warner Automotive, Inc..........        500         26,000
Budget Group, Inc., Class A+.........      5,000        172,813
Chrysler Corp........................      2,500         87,969
Ford Motor Co........................      4,000        194,750
General Motors Corp..................      2,700        163,688
PACCAR, Inc..........................      1,700         89,250
Westinghouse Air Brake Co............      3,200         82,000
                                                      ---------
                                                        816,470
                                                      ---------

Banks (1.3%)
AmSouth Bancorporation...............        700         38,019
BankAmerica Corp.....................      2,800        204,400
Comerica, Inc........................      1,300        117,325
Dime Bancorp, Inc....................      1,400         42,350
Fifth Third Bancorp..................      1,500        122,625
First Chicago NBD Corp...............        300         25,050
First of America Bank Corp...........      2,700        208,238
Firstfed Financial Corp.+............        500         19,375
Imperial Bancorp+....................      5,700        281,081
Mercantile Bankshares Corp...........        100          3,913
NationsBank Corp.....................      2,600        158,113
Southtrust Corp......................        800         50,750
Star Banc Corp.......................        500         28,688
State Street Corp....................        400         23,275
TR Financial Corp....................      1,000         33,250
USBANCORP, Inc.......................      3,600        262,800
                                                    -----------
                                                      1,619,252
                                                    -----------

Building Materials and Construction (2.7%)
Centex Construction Products, Inc....      4,100        123,513
Centex Corp..........................      1,900        119,581
Continental Homes Holding Corp.......     15,400        619,849
Florida Rock Industries, Inc.........      4,800        109,200
Lafarge Corp.........................        300          8,869
Lone Star Industries, Inc............      7,600        403,750

Building Materials and Construction (continued)
Martin Marietta Materials, Inc.......       200      $    7,313
MDC Holdings, Inc....................    31,400         472,963
Southdown, Inc.......................       800          47,200
Standard Pacific Corp................    34,700         546,524
Tredegar Industries, Inc.............     6,550         431,481
USG Corp.+...........................       700          34,300
Webb (Del E.) Corp...................    17,000         442,000
                                                     -----------
                                                      3,366,543
                                                     -----------

Chemicals (0.2%)
Dow Chemical Co......................     1,600         162,400
Lyondell Petrochemical Co............     1,300          34,450
Wellman, Inc.........................     1,300          25,350
                                                     -----------
                                                        222,200
                                                     -----------

Commercial Services (0.7%)
AccuStaff, Inc.+.....................     1,300          29,900
Crescent Operating, Inc.+............       520          12,740
Deluxe Corp..........................     3,100         106,950
Galileo International, Inc...........    16,900         466,863
Ogden Corp...........................     1,600          45,100
Quintiles Transnational Corp.+.......     1,000          38,250
Service Corporation International....     3,100         114,506
Thermo Ecotek Corp.+.................       200           3,650
                                                     -----------
                                                        817,959
                                                     -----------

Computer Software (1.0%)
BMC Software, Inc.+..................       700          45,938
CHS Electronics, Inc.+...............     9,150         156,694
Computer Learning Centers, Inc.+.....     7,500         459,375
Compuware Corp.+.....................     1,200          38,400
Keane, Inc.+.........................     3,400         138,125
Microsoft Corp.+.....................     2,500         323,125
Symantec Corp.+......................     1,800          39,488
                                                     -----------
                                                      1,201,145
                                                     -----------

Computers and Office Equipment (1.1%)
Compaq Computer Corp.................     3,550         200,353
Dell Computer Corp.+.................     8,000         671,999
International Business Machines, Inc.     1,100         115,019
Magnetek, Inc.+......................     1,800          35,100
Moore Corp. Ltd......................     6,900         104,363
SMART Modular Technologies, Inc.+....       800          18,400
Sun Microsystems, Inc.+..............     2,700         107,663
Unisys Corp.+........................     5,500          76,313
                                                     -----------
                                                      1,329,210
                                                     -----------

Consumer Products (0.2%)
Blyth Industries, Inc.+..............     1,200          35,925
Herbalife International, Inc.+.......     8,801         189,221
Procter & Gamble Co..................       800          63,850
                                                     -----------
                                                        288,996
                                                     -----------

Diversified (0.3%)
Aeroquip-Vickers, Inc................     2,000          98,125

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Crossroads
--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------
United States (continued)

Diversified (continued)
Eastern Enterprises..................     2,400      $  108,000
Eaton Corp...........................       900          80,325
ITT Industries, Inc..................     4,100         128,638
Paragon Trade Brands, Inc.+..........     1,700          21,888
                                                     -----------
                                                        436,976
                                                     -----------

Electrical Equipment (0.4%)
C & D Technologies, Inc..............     9,600         463,200
                                                     -----------

Electronics (0.4%)
AMP, Inc.............................     2,900         121,800
Intel Corp...........................     2,300         161,575
SCI Systems, Inc.+...................       900          39,206
Technitrol, Inc......................     7,900         237,000
                                                     -----------
                                                        559,581
                                                     -----------

Financial Services (3.0%)
Ahmanson (H. F.) & Co................     6,700         448,481
AMRESCO, Inc.+.......................    20,200         611,049
Bankers Trust New York Corp..........       500          56,219
Bear Stearns Co., Inc................     1,096          52,060
Donaldson, Lufkin & Jenrette, Inc....       400          31,800
Edwards (A.G.), Inc..................     1,350          53,663
FIRSTPLUS Financial Group, Inc.+.....     7,900         303,163
Golden West Financial Corp...........       800          78,250
Greenpoint Financial Corp............       100           7,256
Lehman Brothers Holdings, Inc........       800          40,800
Merrill Lynch & Co., Inc.............     1,800         131,288
MGIC Investment Corp.................       100           6,650
Money Store, Inc. (The)..............       600          12,600
Morgan Stanley, Dean Witter,
  Discover & Co......................     2,475         146,334
Paine Webber Group, Inc..............     1,350          46,659
Southwest Securities Group, Inc......     2,500          64,375
SunAmerica, Inc......................     2,250          96,188
TCF Financial Corp...................     5,800         196,838
Trans Financial, Inc.................    13,000         505,374
Travelers Group, Inc.................     3,000         161,625
Webster Financial Corp...............     5,600         372,400
WSFS Financial Corp.+................    15,500         310,000
                                                     -----------
                                                      3,733,072
                                                     -----------

Foods and Beverages (1.4%)
Canandaigua Wine Co., Inc., Class A+.     7,400         409,775
Coors (Adolph) Co....................       300           9,975
Dean Foods Co........................       800          47,600
Kroger Co. (The)+....................     5,400         199,463
Pilgrim's Pride Corp.................    31,600         491,774
Quaker Oats Co.......................       100           5,275
Suiza Foods Corp.+...................     9,200         547,974
                                                     -----------
                                                      1,711,836
                                                     -----------

Health Services (0.9%)
Alpharma, Inc. Class A...............    19,700      $  428,475
Beverly Enterprises, Inc.+...........     3,700          48,100
Phycor, Inc.+........................    21,300         575,099
                                                     -----------
                                                      1,051,674
                                                     -----------

Home Furnishings and Appliances (0.4%)
Carlisle Co., Inc....................       800          34,200
Ethan Allen Interiors, Inc...........    12,600         485,888
                                                     -----------
                                                        520,088
                                                     -----------

Hotels and Restaurants (0.3%)
Darden Restaurants, Inc..............     9,500         118,750
Foodmaker, Inc.+.....................    14,700         221,419
Promus Hotel Corp.+..................       278          11,655
Red Roof Inns, Inc.+.................     2,800          42,875
                                                     -----------
                                                        394,699
                                                     -----------

Insurance (1.4%)
Allstate Corp........................     1,800         163,575
American Bankers Insurance Group.....     2,700         124,031
Conseco, Inc.........................     2,700         122,681
Equitable Co., Inc. (The)............     2,800         139,300
Everest Re Holdings, Inc.............       700          28,875
Financial Security Assurance
  Holdings Ltd.......................     2,100         101,325
First American Financial Corp........     2,900         214,238
Hartford Financial Services
  Group, Inc.........................     1,300         121,631
Lawyers Title Corp...................     5,500         172,906
Lincoln National Corp................     1,500         117,188
Loews Corp...........................       700          74,288
Old Republic International Corp......     1,200          44,625
Reliance Group Holdings, Inc.........     1,200          16,950
RLI Corp.............................     3,800         189,288
Torchmark Corp.......................     2,800         117,775
                                                     -----------
                                                      1,748,676
                                                     -----------

Machinery and Equipment (0.4%)
Applied Power, Inc...................     2,100         144,900
Black & Decker Corp..................     2,100          82,031
Case Corp............................     1,400          84,613
Caterpillar, Inc.....................     1,900          92,269
Cincinnati Milacron, Inc.............     2,500          64,844
Commercial Intertech Corp............     1,600          33,200
Cummins Engine Company, Inc..........       200          11,813
Ingersoll-Rand Co....................       100           4,050
Parker-Hannifin Corp.................       500          22,938
                                                     -----------
                                                        540,658
                                                     -----------

Media and Entertainment (1.4%)
Clear Channel Communications, Inc.+..     1,500         119,156
Fleetwood Enterprises, Inc...........     2,800         118,825
Gaylord Entertainment Co.............    14,900         475,869
Harvey's Casino Resorts..............     1,700          35,275
Lin Television Corp.+................       300          16,350

66  See Notes to Portfolio of Investments

--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------
United States (continued)

Media and Entertainment (continued)
Midway Games, Inc.+..................    20,000      $  363,750
Panavision, Inc.+....................     9,500         245,219
Speedway Motorsports, Inc.+..........    13,100         325,044
                                                     -----------
                                                      1,699,488
                                                     -----------

Medical Supplies (1.2%)
Datascope Corp.+.....................     1,400          36,225
Hanger Orthopedic Group, Inc.+.......    15,400         198,275
Marquette Medical Systems, Inc.+.....     3,700          98,513
Maxxim Medical, Inc.+................    13,100         284,925
OEC Medical Systems, Inc.+...........     4,100          81,744
Safeskin Corp.+......................     1,000          56,750
Serologicals Corp.+..................     5,200         135,200
Spine-Tech, Inc.+....................     6,100         313,769
Vivus, Inc.+.........................       900           9,563
West Company, Inc. (The).............     8,200         243,950
                                                     -----------
                                                      1,458,914
                                                     -----------

Metals and Mining (0.7%)
AK Steel Holding Corp................     1,400          24,763
National Steel Corp., Class B+.......    10,000         115,625
RMI Titanium Co.+....................     7,500         150,000
Timken Co............................     6,000         206,250
Titanium Metals Corp.+...............    11,300         326,288
Trinity Industries, Inc..............       500          22,313
                                                     -----------
                                                        845,239
                                                     -----------

Oil and Gas (2.9%)
Ashland Oil, Inc.....................     2,300         123,481
Atlantic Richfield Co................     1,400         112,175
Clayton Williams Energy, Inc.+.......    10,100         151,500
Cliffs Drilling Co.+.................     8,500         423,938
Columbia Gas System, Inc.............     1,600         125,700
Devon Energy Corp....................       700          26,950
Ensco International, Inc.............       100           3,350
Helmerich & Payne, Inc...............     1,600         108,600
Kerr-McGee Corp......................     1,500          94,969
Marine Drilling Co., Inc.+...........    14,500         300,875
Occidental Petroleum Corp............     4,200         123,113
Oryx Energy Co.+.....................     2,200          56,100
Phillips Petroleum Co................     2,900         141,013
SEACOR SMIT Holdings+................     8,000         482,000
Sun Company, Inc.....................     2,600         109,363
Tesoro Petroleum Corp.+..............    13,200         204,600
Texaco, Inc..........................     1,200          65,250
Tidewater, Inc.......................       700          38,588
Union Texas Petroleum Holdings, Inc..     1,400          29,138
USX-Marathon Group...................     4,800         162,000
Valero Energy Corp...................       700          22,006
Veritas DGC, Inc.+...................     7,400         292,300
Vintage Petroleum, Inc...............    22,100         419,900
                                                     -----------
                                                      3,616,909
                                                     -----------

Paper and Containers (0.1%)
Ball Corp............................     2,700      $   95,344
                                                     -----------

Pharmaceuticals (0.9%)
Abbott Laboratories..................       800          52,450
Dura Pharmaceuticals, Inc.+..........       600          27,525
Eli Lilly & Co.......................     3,100         215,838
Medicis Pharmaceutical Corp.+........     8,300         424,338
Merck & Co., Inc.....................     2,700         286,875
Pharmerica, Inc.+....................     1,683          17,461
Rexall Sundown, Inc.+................     1,400          42,263
Watson Pharmaceuticals, Inc.+........       700          22,706
                                                     -----------
                                                      1,089,456
                                                     -----------

Printing and Publishing (0.9%)
Central Newspapers, Inc., Class A....       600          44,363
Dow Jones & Co., Inc.................     2,100         112,744
Gannett Co., Inc.....................       500          30,906
Lexmark International Group, Inc.+...       100           3,800
McClatchy Newspapers, Inc............     2,100          57,094
RR Donnelley & Sons Co...............     2,900         108,025
Thomas Nelson, Inc...................     5,900          68,219
Valassis Communications, Inc.+.......    18,400         680,799
                                                     -----------
                                                      1,105,950
                                                     -----------

Real Estate Investment Trusts (10.8%)
Alexandria Real Estate Equities, Inc.     1,400          44,188
AMB Property Corp....................     1,400          35,175
American Residential Investment
  Trust, Inc.........................     1,700          20,188
Apartment Investment & Management Co.    18,600         683,549
Bay Apartment Communities, Inc.......     6,700         261,300
Bedford Property Investors, Inc......     4,100          89,688
Berkshire Realty Co., Inc............     9,500         114,000
Brandywine Realty Trust+.............     4,000         100,500
Capstone Capital Trust, Inc..........    25,700         656,955
Captec Net Lease Realty, Inc.........     3,600          61,875
CBL & Associates Properties, Inc.....     8,400         207,375
Colonial Properties Trust............    21,400         644,674
Cornerstone Properties, Inc..........    10,300         197,631
Crescent Real Estate Equities, Inc...     9,100         358,313
Developers Diversified Realty Corp...     2,600          99,450
Duke Realty Investments, Inc.........    12,800         310,400
Eastgroup Properties, Inc............     3,900          84,338
Equity Inns, Inc.....................    17,100         252,225
Equity Residential Properties Trust..    12,800         647,199
Essex Property Trust, Inc............    19,300         675,499
General Growth Properties............    10,200         368,475
Glenborough Realty Trust, Inc........    22,600         669,524
Glimcher Realty Trust................     3,300          74,456
Health Care REIT, Inc................     4,400         123,750
Highwood Properties, Inc.............     6,000         223,125
Home Properties of New York, Inc.....     3,300          89,719
Imperial Credit Commercial Mortgage
  Investment Corp....................     2,700          39,488

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Crossroads
--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------
United States (continued)

Real Estate Investment Trusts (continued)
Imperial Credit Mortgage Holdings....    16,350      $  292,256
Innkeepers USA Trust.................    17,600         272,800
JDN Realty Corp......................     4,000         129,500
Kimco Realty Corp....................    13,800         486,450
Koger Equity, Inc....................    16,500         361,969
Lexington Corporate Properties, Inc..     4,900          75,644
Mack-Cali Realty Corp................     1,300          53,300
Manufactured Home Communities, Inc...     7,900         213,300
Merry Land & Investment Co., Inc.....     6,500         148,688
Mid-America Apartment
  Communities, Inc...................     7,300         208,506
National Golf Properties, Inc........     5,700         187,031
Oasis Residential, Inc...............     2,100          46,856
Parkway Properties, Inc..............    16,100         552,430
Post Properties, Inc.................    16,100         654,062
Prentiss Properties Trust............     9,000         251,438
Ramco-Gerhenson Properties Trust.....     4,900          96,469
Reckson Associates Realty Corp.......     2,400          60,900
Regency Realty Corp..................    10,100         279,644
SL Green Realty Corp.................     1,500          38,906
Sovran Self Storage, Inc.............     9,600         311,400
Spieker Properties, Inc..............     8,200         351,575
Starwood Lodging Trust...............     4,300         248,863
Sunstone Hotel Investors, Inc........     7,700         132,825
Tanger Factory Outlet Centers, Inc...    10,700         327,019
Tower Realty Trust, Inc..............     1,200          29,550
Trammell Crow Co.+...................     5,200         133,900
Walden Residential Properties, Inc...     5,800         147,900
Weeks Corp...........................     1,800          57,600
Weingarten Realty Investors..........     1,500          67,219
                                                     -----------
                                                     13,351,059
                                                     -----------

Retail (2.4%)
Ames Department Stores, Inc.+........    13,200         231,000
Burlington Coat Factory Warehouse....    16,800         276,150
Cash America International, Inc......    16,900         218,644
Costco Companies, Inc.+..............     2,700         120,488
Dayton Hudson Corp...................     1,800         121,500
Dress Barn, Inc.+....................     6,600         187,275
Federated Department Stores, Inc.+...     2,500         107,656
Fingerhut Companies, Inc.............     1,600          34,200
Footstar, Inc.+......................     1,000          26,875
Lowe's Co., Inc......................     2,400         114,450
Maxim Group, Inc. (The)+.............    11,000         171,188
Payless ShoeSource, Inc.+............       600          40,275
Rite Aid Corp........................       200          11,738
Ross Stores, Inc.....................    10,800         392,850
Russ Berrie & Co., Inc...............     8,200         215,250
TJX Companies, Inc...................    10,200         350,625
Urban Shopping Centers, Inc..........     8,000         279,000
                                                     -----------
                                                      2,899,164
                                                     -----------

Telecommunications (0.2%)
Aliant Communications, Inc...........       500      $   15,688
CIENA Corp.+.........................       600          36,675
CommNet Cellular, Inc.+..............     6,100         216,931
                                                     -----------
                                                        269,294
                                                     -----------

Transportation (1.4%)
Airborne Freight Corp................       600          37,275
Alaska Air Group, Inc.+..............     1,100          42,625
America West Holdings Corp.+.........    10,000         186,250
AMR Corp.+...........................       900         115,650
CNF Transportation, Inc..............       900          34,538
Continental Airlines, Inc., Class B+.       800          38,500
Delta Air Lines, Inc.................       900         107,100
Trico Marine Services, Inc.+.........    17,300         508,187
U.S. Freightways Corp................     2,000          65,000
UAL Corp.+...........................       400          37,000
US Airways Group, Inc.+..............     1,700         106,250
Yellow Corp.+........................    16,100         404,513
                                                     -----------
                                                      1,682,888
                                                     -----------

Utilities - Oil and Gas (0.7%)
Energen Corp.........................     8,100         321,975
NUI Corp.............................     9,800         281,138
Pacific Enterprises..................     3,100         116,638
People's Energy Corp.................     2,900         114,188
                                                     -----------
                                                        833,939
                                                     -----------

Utilities - Telephone (0.3%)
BellSouth Corp.......................     3,100         174,569
Premiere Technologies, Inc.+.........     7,300         201,663
                                                     -----------
                                                        376,232
                                                     -----------
Total United States                                  50,836,789
                                                     -----------
Foreign Common Stocks (13.8%)
Argentina (0.1%)
Banco de Galicia y Buenos Aires SA
(Banks) .............................     6,300         162,225
                                                     -----------
Australia (0.6%)
Goodman Fielder Ltd. (Foods and
  Beverages) ........................   139,287         221,441
Mayne Nickless Ltd. (Commercial
  Services) .........................    22,900         121,008
Westpac Banking Corp. Ltd. (Banks) ..    27,200         173,965
Woolworth Ltd. (Foods and Beverages)     67,156         224,471
                                                     -----------
Total Australia                                         740,885
                                                     -----------
Austria (0.1%)
VA Technologie AG (Commercial
Services) ...........................       550          83,386
                                                     -----------
Belgium (0.3%)
Delhaize-Le Lion, SA (Foods and
  Beverages) ........................     4,000         202,970
Societe Generale De Belgique
  (Financial Services) ..............     1,400         128,098
                                                     -----------
Total Belgium                                           331,068
                                                     -----------

68  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                        Number         Market
                                          of           Value
                                        Shares
                                       ---------     -----------
Brazil (0.2%)
Telecomunicaciones Brasileiras SA
  (Utilities - Telephone) ...........     1,700      $  197,944
                                                     -----------
Canada (0.4%)
Canadian Imperial Bank of Commerce
  (Banks) ...........................     6,543         203,913
Canadian National Railway Co.
  (Transportation) ..................     3,000         141,750
Petro-Canada (Oil and Gas) ..........     8,800         159,886
                                                     -----------
Total Canada                                            505,549
                                                     -----------
Chile (0.1%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) ...........     4,800         143,400
                                                     -----------
Denmark (0.7%)
Bang & Olufsen Holding Co.
  (Electronics) .....................     3,200         190,676
Carli Gry International A/S
  (Apparel) .........................     3,200         179,927
Novo-Nordisk A/S (Pharmaceuticals) ..     1,600         228,998
Unidanmark A/S (Banks) ..............     2,700         198,344
                                                     -----------
Total Denmark                                           797,945
                                                     -----------
Finland (0.3%)
Huhtamaki Group (Diversified) .......     4,600         190,066
UPM-Kymmene Corp. (Paper and
  Containers) .......................     3,500          70,058
Valmet Oyj (Diversified) ............     8,100         111,858
                                                     -----------
Total Finland                                           371,982
                                                     -----------
France (1.2%)
Accor SA (Hotels and Restaurants) ...       900         167,407
Alcatel Alsthom (Telecommunications)      1,600         203,462
Credit Commercial de France (Banks) .     3,000         205,706
Elf Aquitaine SA (Oil and Gas) ......     1,450         168,721
Gemini Sogeti SA (Insurance) ........     2,600         213,286
Lafarge SA
  (Building Materials and
  Construction) .....................     3,400         223,187
Schneider SA (Machinery and
  Equipment) ........................     3,600         195,563
Union des Assurances Federales
  (Insurance) .......................     1,050         137,885
                                                     -----------
Total France                                          1,515,217
                                                     -----------
Germany (1.1%)
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) ...........     4,800         234,388
Deutsche Lufthansa AG
  (Transportation) ..................     6,200         116,549
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks) ........................     3,500         207,503
Gehe AG (Health Services) ...........     3,600         180,196
Mannesmann AG (Machinery and
  Equipment) ........................       400         202,220
VEBA AG (Utilities - Electric) ......     1,900         129,446
Viag AG (Diversified) ...............       400         215,568
Volkswagen AG (Autos and Auto
  Equipment) ........................       200         111,788
                                                     -----------
Total Germany                                         1,397,658
                                                     -----------
Hong Kong (0.2%)
Hutchison Whampoa Ltd. (Diversified)     34,000         213,261
                                                     -----------

India (0.1%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +.............    11,200      $  157,080
                                                     -----------
Indonesia (0.1%)
Bank International Indonesia (Banks)    169,000           9,996
Putra Surya Multidana (Financial
  Services) +........................   608,500          58,139
                                                     -----------
Total Indonesia                                          68,135
                                                     -----------
Ireland (0.4%)
Iona Technologies Plc, ADR
  (Consumer Products) +..............     8,000         164,000
Irish Life Plc (Insurance) ..........    25,104         144,199
Waterford Wedgewood
  (Home Furnishings and Appliances) .   140,482         190,221
                                                     -----------
Total Ireland
                                                        498,420
                                                     -----------
Italy (0.7%)
Assicurazioni Generali (Insurance) ..     5,600         137,625
Credito Italiano (Banks) ............    86,000         265,346
La Rinascente S.p.A. (Retail) .......    24,500         182,919
Pirelli & Co. (Financial Services) ..   105,900         171,309
Telecom Italia S.p.A. (Utilities -
  Telephone) +.......................    13,800          88,202
                                                     -----------
Total Italy                                             845,401
                                                     -----------
Japan (1.6%)
Bank of Tokyo-Mitsubishi (Banks) ....     5,000          69,220
Capcom Company
  (Computers and Office Equipment) ..     5,000          51,530
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) .......................    54,000         137,055
Daiichi Pharmaceutical
  (Pharmaceuticals) .................    15,000         169,588
DDI Corp. (Utilities - Telephone) ...        52         137,978
Fuji Photo Film (Chemicals) .........     4,000         153,821
Fujitec Co. Ltd.
  (Building Materials and
  Construction) .....................    10,000          55,376
Fujitsu Denso (Diversified) .........     1,000          10,998
Hoya Corp. (Medical Supplies) .......     6,000         189,200
Matsushita Kotobuki Electronics
  Industries (Electronics) ..........     3,000          75,680
Minebea Co. Ltd. (Electronics) ......    18,000         193,815
Seino Transportation Co., Ltd.
  (Diversified) .....................    32,000         160,220
Sekisui Chemical Co. (Chemicals) ....    25,000         127,479
Sony Corp. (Electronics) ............     2,300         205,197
Takefuji Corp. (Banks) ..............     3,000         138,208
West Japan Railway (Transportation) .        21          67,189
                                                     -----------
Total Japan                                           1,942,554
                                                     -----------
Mexico (0.4%)
Cifra SA (Retail) ...................   100,000         223,275
Grupo Financiero Banamex Accival
  (Financial Services) +.............    43,000         128,544
Panamerican Beverages, Inc.
  (Foods and Beverages) .............     5,400         176,175
                                                     -----------
Total Mexico                                            527,994
                                                     -----------

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Crossroads
--------------------------------------------------------------------------------
                                        Number          Market
                                          of            Value
                                        Shares
                                       ---------     -----------
Netherlands (0.9%)
Akzo Nobel NV (Chemicals) ...........     1,100      $  189,698
Bols Wessanen CVA (Foods and
  Beverages) ........................     7,800         120,815
ING Groep NV (Banks) ................     3,882         163,535
KLM Royal Dutch Air Line
  (Transportation) ..................     3,400         125,788
Philips Electronics NV (Electronics)      3,000         179,950
Vendex International NV (Retail) ....     2,600         143,516
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Printing and Publishing) .........     7,100         200,333
                                                     -----------
Total Netherlands                                     1,123,635
                                                     -----------
New Zealand (0.1%)
Fernz Corp., Ltd. (Chemicals) .......    43,100         111,367
                                                     -----------
Norway (0.6%)
Christiania Bank Og Kredkasse
  (Banks) ...........................    33,200         134,202
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +...     6,800         142,047
Ocean Rig ASA (Oil and Gas) +........   272,650         288,472
Tomra Systems ASA (Paper and
  Containers) .......................     7,400         165,622
                                                     -----------
Total Norway                                            730,343
                                                     -----------
Singapore (0.0%)
Jardine Matheson Holdings
(Diversified) .......................       216           1,102
                                                     -----------
Spain (0.4%)
Cortefiel, SA (Retail) ..............     8,000         160,614
Iberdrola SA (Utilities - Electric) .    15,700         206,531
Telefonica de Espana (Utilities -
  Telephone) ........................     4,000         114,162
                                                     -----------
Total Spain                                             481,307
                                                     -----------
Sweden (0.7%)
Ericsson ADR (Telecommunications) ...     3,800         141,788
Frontec AB (Computer Software) +.....     6,800          59,564
Industrial & Financial Systems
  (Computer Software) +..............    20,000         138,007
Oxigene, Inc. (Pharmaceuticals) +....     6,600         118,119
Skandia Forsakrings AB (Insurance) ..     4,100         193,519
Svenska Handelsbanken (Financial
  Services) .........................     5,700         197,199
                                                     -----------
Total Sweden                                            848,196
                                                     -----------
Switzerland (0.5%)
Credit Suisse Group (Banks) .........     1,200         185,938
Kuoni Reisen AG (Commercial
  Services) .........................        40         150,149
Nestle SA Registered Shares
  (Foods and Beverages) .............        80         120,064
Novartis AG Registered Shares
  (Health Services) .................       125         203,113
                                                     -----------
Total Switzerland                                       659,264
                                                     -----------
United Kingdom (1.9%)
3i Group Plc (Financial Services) ...    20,400         166,488
Bank of Scotland (Banks) ............    23,049         212,379
Barclays Plc (Financial Services) ...     5,048         134,391


United Kingdom (continued)
Boots Co. Plc (Retail) ..............    14,500      $  209,118
Glaxo Wellcome Plc (Pharmaceuticals)      7,832         185,570
Granada Group Plc (Diversified) .....    15,012         229,717
Millennium Chemicals, Inc.
  (Chemicals) .......................     1,500          35,344
Morgan Crucible Plc (Diversified) ...    13,200         100,343
National Westminster Bank Plc
  (Banks) ...........................    11,000         183,166
Pearson Plc (Printing and
  Publishing) .......................     9,400         122,342
Shell Transport & Trading Co. (Oil
  and Gas) ..........................    25,800         186,786
Tomkins Plc (Diversified) ...........    38,000         181,948
Unilever Plc (Consumer Products) ....    27,300         234,030
Vodafone Group Plc
  (Telecommunications) ..............    26,000         187,806
                                                     -----------
Total United Kingdom                                  2,369,428
                                                     -----------
Venezuela (0.1%)
Compania Anonima Nacional Telefonos
  de Venezuela (Utilities -
  Telephone) ........................     2,800         116,550
                                                     -----------
Total Foreign Common Stocks                          16,941,296
                                                     -----------
Total Common Stocks (cost
  $60,427,954)                                       67,778,085
                                                     -----------

PREFERRED STOCKS (0.2%)
Germany (0.2%)
Henkel KGAA (Chemicals) .............     3,300         208,310
                                                     -----------
Total Preferred Stocks (cost
  $184,283)                                             208,310
                                                     -----------
                                       Principal
                                        Amount
                                       ---------

LONG-TERM BONDS AND NOTES (29.0%)
U.S. Government Obligations (19.5%)
U.S. Treasury Bond, 6.63%, 02/15/27..  $1,000,000     1,085,775
U.S. Treasury Note, 5.88%, 02/15/00..   3,300,000     3,313,418
U.S. Treasury Note, 6.50%, 05/31/02..   2,000,000     2,058,752
U.S. Treasury Note, 6.50%, 10/15/06..   7,100,000     7,435,021
U.S. Treasury Note, 6.88%, 05/15/06..   1,000,000     1,070,155
U.S. Treasury Note, 7.50%, 10/31/99..   5,200,000     5,361,700
U.S. Treasury Note, 7.50%, 11/15/01..   3,425,000     3,631,582
                                                     -----------
Total U.S. Government Obligations (cost
  $23,317,399)                                       23,956,403
                                                     -----------
Corporate Bonds (9.5%)
American Re Corp., 7.45%, 12/15/26...     600,000       648,953
Associates Corp. of North America,
  7.40%, 05/15/06....................     750,000       798,359
Comcast Cellular, 9.50%, 05/01/07....     800,000       835,999
Echostar Communications, Zero
  Coupon, 06/01/04...................     425,000       388,875
Enron Oil  & Gas, 6.50%, 12/01/07....     800,000       804,655
Fifth Third Bank, 6.75%, 07/15/05....     250,000       254,877
Ford Motor Credit Corp., 6.63%,
  06/30/03...........................     900,000       913,504
Heller Financial, 6.35%, 08/15/99++...    200,000       198,274
HSBC Americas, Inc., 7.00%, 11/01/06.   1,400,000     1,426,648
Korea Development Bank., 7.13%,
  09/17/01...........................     700,000       595,048
Raytheon Co., 6.45%, 08/15/02........     800,000       804,719

See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Principal       Market
                                        Amount         Value
                                       ---------     -----------
Corporate Bonds (continued)
Skanidinavinska Enskilda Bank,
  6.91%, 06/29/49....................  $1,100,000   $ 1,112,374
TCI Communications, Inc., 6.38%,
  09/15/99...........................     700,000       700,013
Tenet Healthcare Corp., 7.88%,
  01/15/03...........................     750,000       766,192
Time Warner, Inc., 9.13%, 01/15/13...     625,000       748,028
Zurich Capital Trust, 8.38%,
  06/01/37++..........................    625,000       683,177
                                                   -------------
Total Corporate Bonds (cost
  $11,521,724)                                       11,679,695
                                                   -------------
Total Long-Term Bonds and Notes (cost
  $34,839,123)                                       35,636,098
                                                   -------------

SHORT-TERM INVESTMENTS (15.1%)
Citicorp, Comm. Paper, 6.50%,
  01/02/98...........................   5,000,000     5,000,000
Dealers Capital Access Trust, Inc.,
  Comm. Paper, 6.80%, 01/02/98.......   5,000,000     5,000,000
Federal Home Loan Bank, Comm. Paper,
  4.75%, 01/02/98....................   4,049,000     4,049,000
Jefferson Smurfit, Comm. Paper,
  6.00%, 01/07/98....................   4,000,000     3,996,667
U.S. Treasury Bill, 5.17%, 02/05/98@.     525,000       522,470
                                                   -------------
Total Short-Term Investments (cost $18,568,106)
                                                     18,568,137
                                                   -------------
TOTAL INVESTMENTS (cost $114,019,466)(a)            122,190,630
Other assets less liabilities                           799,118
                                                   -------------
Total Net Assets                                   $122,989,748
                                                   =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $114,151,689. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ....................               $10,449,389
Unrealized losses ...................                (2,410,448)
                                                    ------------
  Net unrealized gain ...............               $ 8,038,941
                                                    ============

Information concerning open futures contracts at December 31, 1997 is shown below:
                      No. of     Initial      Expiration    Unrealized
                     Contracts    Value         Date        Gain/(Loss)
                     ---------  ----------    ----------    -----------
  Long Contracts
-------------------
Canadian
  Government Bond
  Futures ........      2      $  171,485     March 98      $    2,306
Long-Term German
  Government Bond
  Futures ........      13      1,894,582     March 98          13,376
French Notional
  Bond Futures ...      4         340,327     March 98            (665)
FTSE 100 Index          1         218,693     March 98          (3,476)
  Future
Swiss Government
  Bond Futures ...      4         334,342     March 98           1,179
                               -----------                  -----------
                               $2,959,429                   $   12,720
                               ===========                  ===========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  71

Aetna Generation Funds
Portfolio of Investments - December 31, 1997
Legacy
--------------------------------------------------------------------------------
                                              Number         Market
                                                of           Value
                                              Shares
                                            ---------     ----------
COMMON STOCKS (36.4%)
United States (26.6%)

Aerospace and Defense (0.1%)
Alliant Techsystems, Inc.+............        600       $   33,450
General Motors, Class H...............        200            7,388
Raytheon Co...........................         51            2,516
United Technologies Corp..............        600           43,688
                                                        -------------
                                                            87,042
                                                        -------------

Apparel (0.0%)
American Eagle Outfitters, Inc.+......        800           27,900
                                                        -------------

Auto Parts and Accessories (0.1%)
Arvin Industries, Inc.................        300            9,994
Echlin, Inc...........................      1,300           47,044
Lear Corp.+...........................        100            4,750
                                                        -------------
                                                            61,788
                                                        -------------

Autos and Auto Equipment (0.6%)
Borg Warner Automotive, Inc...........        200           10,400
Budget Group, Inc., Class A+..........      2,400           82,950
Chrysler Corp.........................      1,200           42,225
Ford Motor Co.........................      1,700           82,769
General Motors Corp...................      1,200           72,750
PACCAR, Inc...........................        800           42,000
Westinghouse Air Brake Co.............      6,400          164,000
                                                        -------------
                                                           497,094
                                                        -------------

Banks (0.9%)
AmSouth Bancorporation................        200           10,863
BankAmerica Corp......................      1,400          102,200
Comerica, Inc.........................        600           54,150
Dime Bancorp, Inc.....................        500           15,125
Fifth Third Bancorp...................        600           49,050
First of America Bank Corp............      1,200           92,550
Imperial Bancorp+.....................      2,700          133,144
NationsBank Corp......................      1,100           66,894
Southtrust Corp.......................        300           19,031
Star Banc Corp........................        200           11,475
State Street Corp.....................        300           17,456
USBANCORP, Inc........................      1,700          124,100
                                                        -------------
                                                           696,038
                                                        -------------

Building Materials and Construction (1.7%)
Centex Construction Products, Inc.....      1,400           42,175
Centex Corp...........................        800           50,350
Continental Homes Holding Corp........      6,900          277,724
Florida Rock Industries, Inc..........      2,400           54,600
Lafarge Corp..........................        100            2,956
Lone Star Industries, Inc.............      3,600          191,250
Martin Marietta Materials, Inc........        100            3,656
MDC Holdings, Inc.....................      9,000          135,563
Southdown, Inc........................        300           17,700
Standard Pacific Corp.................     16,200          255,149
Tredegar Industries, Inc..............      3,100          204,213

Building Materials and Construction (continued)
USG Corp.+............................       300         $  14,700
Webb (Del E.) Corp....................     5,800           150,800
                                                         ----------
                                                         1,400,836
                                                         ----------

Chemicals (0.1%)
Dow Chemical Co.......................       700            71,050
Lyondell Petrochemical Co.............       500            13,250
                                                         ----------
                                                            84,300
                                                         ----------

Commercial Services (0.2%)
AccuStaff, Inc.+......................       500            11,500
Deluxe Corp...........................     1,400            48,300
Galileo International, Inc............       500            13,813
Mail-Well, Inc.+......................       400            16,200
Ogden Corp............................       500            14,094
Quintiles Transnational Corp.+........       400            15,300
Service Corporation International.....       900            33,244
Thermo Ecotek Corp.+..................       100             1,825
                                                         ----------
                                                           154,276
                                                         ----------

Computer Software (0.8%)
BMC Software, Inc.+...................       300            19,688
Cadence Design Systems, Inc.+.........       700            17,150
CHS Electronics, Inc.+................     6,450           110,456
Computer Learning Centers, Inc.+......     3,600           220,500
Keane, Inc.+..........................     3,800           154,375
Microsoft Corp.+......................     1,100           142,175
Symantec Corp.+.......................       500            10,969
                                                         ----------
                                                           675,313
                                                         ----------

Computers and Office Equipment (0.8%)
Adaptec, Inc.+........................       300            11,138
Compaq Computer Corp..................     1,900           107,231
Dell Computer Corp.+..................     3,400           285,599
International Business Machines, Inc..       500            52,281
Magnetek, Inc.+.......................       600            11,700
Moore Corp. Ltd.......................     3,700            55,963
SMART Modular Technologies, Inc.+.....       200             4,600
Sun Microsystems, Inc.+...............     1,200            47,850
Unisys Corp.+.........................     2,400            33,300
Virco Manufacturing Corp..............     1,000            28,000
                                                         ----------
                                                           637,662
                                                         ----------

Consumer Products (0.1%)
Blyth Industries, Inc.+...............       300             8,981
Herbalife International, Inc.+........       266             5,719
Procter & Gamble Co...................       700            55,869
                                                         ----------
                                                            70,569
                                                         ----------

Diversified (0.3%)
Aeroquip-Vickers, Inc.................     1,100            53,969
Deere & Co............................       900            52,481
Eastern Enterprises...................     1,000            45,000
Eaton Corp............................       400            35,700

72  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                         Number         Market
                                           of           Value
                                         Shares
                                        ---------     ----------
United States (continued)

Diversified (continued)
ITT Industries, Inc...................     1,100      $  34,513
Paragon Trade Brands, Inc.+...........     2,200         28,325
                                                      ----------
                                                        249,988
                                                      ----------

Electrical Equipment (0.3%)
C & D Technologies, Inc...............     4,500        217,125
                                                      ----------

Electronics (0.3%)
AMP, Inc..............................     1,300         54,600
Intel Corp............................     1,000         70,250
SCI Systems, Inc.+....................       300         13,069
Technitrol, Inc.......................     3,600        108,000
                                                      ----------
                                                        245,919
                                                      ----------

Financial Services (1.7%)
Ahmanson (H. F.) & Co.................     2,800        187,425
Bankers Trust New York Corp...........       200         22,488
Bear Stearns Co., Inc.................       429         20,378
Donaldson, Lufkin & Jenrette, Inc.....       200         15,900
Edwards (A.G.), Inc...................       450         17,888
FIRSTPLUS Financial Group, Inc.+......     4,200        161,175
Golden West Financial Corp............       500         48,906
Greenpoint Financial Corp.............       100          7,256
Lehman Brothers Holdings, Inc.........       300         15,300
Merrill Lynch & Co., Inc..............       400         29,175
Money Store, Inc. (The)...............       200          4,200
Morgan Stanley, Dean Witter,
  Discover & Co.......................       900         53,213
Paine Webber Group, Inc...............       450         15,553
SunAmerica, Inc.......................       450         19,238
TCF Financial Corp....................     2,700         91,631
Trans Financial, Inc..................     6,200        241,025
Travelers Group, Inc..................     1,350         72,731
Webster Financial Corp................     2,700        179,550
WSFS Financial Corp.+.................     7,700        154,000
                                                      ----------
                                                      1,357,032
                                                      ----------

Foods and Beverages (1.0%)
Canandaigua Wine Co., Inc., Class A+..     3,500        193,813
Coors (Adolph) Co.....................       100          3,325
Dean Foods Co.........................       200         11,900
J & J Snack Foods Corp.+..............    10,100        165,388
Kroger Co. (The)+.....................     2,600         96,038
Pilgrim's Pride Corp..................     4,500         70,031
Quaker Oats Co........................       100          5,275
Suiza Foods Corp.+....................     4,200        250,163
                                                      ----------
                                                        795,933
                                                      ----------

Health Services (0.4%)
Alpharma, Inc. Class A................    10,400        226,200
Phycor, Inc.+.........................     5,100        137,700
                                                      ----------
                                                        363,900
                                                      ----------

Home Furnishings and Appliances (0.3%)
Carlisle Co., Inc.....................       300         12,825

Home Furnishings and Appliances (continued)
Ethan Allen Interiors, Inc............     5,800      $ 223,663
                                                      ----------
                                                        236,488
                                                      ----------

Hotels and Restaurants (0.2%)
Darden Restaurants, Inc...............     4,200         52,500
Foodmaker, Inc.+......................     6,700        100,919
Promus Hotel Corp.+...................       370         15,540
Red Roof Inns, Inc.+..................     1,200         18,375
                                                      ----------
                                                        187,334
                                                      ----------

Insurance (1.0%)
Allstate Corp.........................       800         72,700
American Bankers Insurance Group......       900         41,344
Conseco, Inc..........................     1,200         54,525
Equitable Co., Inc. (The).............     1,100         54,725
Everest Re Holdings, Inc..............       300         12,375
Financial Security Assurance
  Holdings Ltd........................     1,000         48,250
First American Financial Corp.........     1,900        140,363
Hartford Financial Services
  Group, Inc..........................       600         56,138
Jefferson-Pilot Corp..................       500         38,938
Lawyers Title Corp....................     5,400        169,763
Old Republic International Corp.......       400         14,875
Reliance Group Holdings, Inc..........       400          5,650
RLI Corp..............................     1,400         69,738
Torchmark Corp........................     1,200         50,475
                                                      ----------
                                                        829,859
                                                      ----------

Machinery and Equipment (0.1%)
Black & Decker Corp...................       900         35,156
Caterpillar, Inc......................       800         38,850
Commercial Intertech Corp.............       800         16,600
Cummins Engine Company, Inc...........       100          5,906
Parker-Hannifin Corp..................       200          9,175
                                                      ----------
                                                        105,687
                                                      ----------

Media and Entertainment (0.9%)
Clear Channel Communications, Inc.+...       700         55,606
Fleetwood Enterprises, Inc............     1,200         50,925
Gaylord Entertainment Co..............     7,200        229,950
Lin Television Corp.+.................       100          5,450
Midway Games, Inc.+...................     9,500        172,781
Panavision, Inc.+.....................     3,600         92,925
Speedway Motorsports, Inc.+...........     5,600        138,950
                                                      ----------
                                                        746,587
                                                      ----------

Medical Supplies (1.2%)
Hanger Orthopedic Group, Inc.+........    17,400        224,025
Maxxim Medical, Inc.+.................     5,900        128,325
OEC Medical Systems, Inc.+............     8,000        159,500
Osteotech, Inc.+......................     2,600         70,850
Safeskin Corp.+.......................       900         51,075
Serologicals Corp.+...................     3,400         88,400
Spine-Tech, Inc.+.....................     2,700        138,881

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Legacy
--------------------------------------------------------------------------------
                                         Number         Market
                                           of           Value
                                         Shares
                                      ------------      --------
United States (continued)

Medical Supplies (continued)
Vivus, Inc.+..........................       400      $   4,250
West Company, Inc. (The)..............     3,200         95,200
                                                      ----------
                                                        960,506
                                                      ----------

Metals and Mining (0.3%)
Kennametal, Inc.......................       300         15,544
National Steel Corp., Class B+........     4,600         53,188
RMI Titanium Co.+.....................     3,600         72,000
Timken Co.............................     3,200        110,000
Trinity Industries, Inc...............       100          4,463
                                                      ----------
                                                        255,195
                                                      ----------

Oil and Gas (1.9%)
Ashland Oil, Inc......................     1,000         53,688
Atlantic Richfield Co.................       600         48,075
BJ Services Co.+......................       200         14,388
Clayton Williams Energy, Inc.+........     4,800         72,000
Cliffs Drilling Co.+..................     4,000        199,500
Columbia Gas System, Inc..............       800         62,850
Devon Energy Corp.....................       300         11,550
Helmerich & Payne, Inc................       700         47,513
Kerr-McGee Corp.......................       700         44,319
Marine Drilling Co., Inc.+............     6,900        143,175
Occidental Petroleum Corp.............     1,900         55,694
Oryx Energy Co.+......................       900         22,950
Phillips Petroleum Co.................     1,300         63,213
SEACOR SMIT Holdings+.................     3,800        228,950
Sun Company, Inc......................     1,100         46,269
Tesoro Petroleum Corp.+...............     3,500         54,250
Texaco, Inc...........................       600         32,625
Tidewater, Inc........................       200         11,025
Union Texas Petroleum Holdings, Inc...       600         12,488
USX-Marathon Group....................     1,900         64,125
Valero Energy Corp....................       100          3,144
Veritas DGC, Inc.+....................     1,100         43,450
Vintage Petroleum, Inc................    13,000        247,000
                                                      ----------
                                                      1,582,241
                                                      ----------

Paper and Containers (0.1%)
Ball Corp.............................     1,200         42,375
                                                      ----------

Pharmaceuticals (0.5%)
Dura Pharmaceuticals, Inc.+...........       200          9,175
Eli Lilly & Co........................     1,300         90,513
Medicis Pharmaceutical Corp.+.........     3,600        184,050
Merck & Co., Inc......................     1,200        127,500
Rexall Sundown, Inc.+.................       500         15,094
                                                      ----------
                                                        426,332
                                                      ----------

Printing and Publishing (0.6%)
Central Newspapers, Inc., Class A.....       200         14,788
Dow Jones & Co., Inc..................       900         48,319
Gannett Co., Inc......................       200         12,363

Printing and Publishing (continued)
Lexmark International Group, Inc.+....       400      $  15,200
McClatchy Newspapers, Inc.............     2,575         70,008
RR Donnelley & Sons Co................     1,300         48,425
Valassis Communications, Inc.+........     8,200        303,399
                                                      ----------
                                                        512,502
                                                      ----------

Real Estate Investment Trusts (6.7%)
Alexandria Real Estate Equities, Inc..       600         18,938
AMB Property Corp.....................       600         15,075
American Residential Investment
  Trust, Inc..........................       700          8,313
Apartment Investment & Management Co..     7,600        279,299
Arden Realty Group, Inc...............       800         24,600
Bay Apartment Communities, Inc........     3,200        124,800
Bedford Property Investors, Inc.......     1,600         35,000
Berkshire Realty Co., Inc.............     3,800         45,600
Brandywine Realty Trust...............     2,500         62,813
Capstone Capital Trust, Inc...........     6,800        173,825
Captec Net Lease Realty, Inc..........     1,500         25,781
CBL & Associates Properties, Inc......     3,400         83,938
Colonial Properties Trust.............     6,400        192,800
Cornerstone Properties, Inc...........     1,500         28,781
Crescent Real Estate Equities, Inc....     5,500        216,563
Criimi Mae, Inc.......................     2,600         39,000
Developers Diversified Realty Corp....       900         34,425
Duke Realty Investments, Inc..........     6,600        160,050
Eastgroup Properties, Inc.............     1,500         32,438
Equity Inns, Inc......................     7,900        116,525
Equity Residential Properties Trust...     4,750        240,172
Essex Property Trust, Inc.............     7,700        269,499
General Growth Properties.............     3,200        115,600
Glenborough Realty Trust, Inc.........     9,300        275,512
Glimcher Realty Trust.................     1,900         42,869
Health Care REIT, Inc.................     5,000        140,625
Home Properties of New York, Inc......     1,300         35,344
Imperial Credit Commercial Mortgage
  Investment Corp.....................       800         11,700
Innkeepers USA Trust..................     8,400        130,200
JDN Realty Corp.......................     4,400        142,450
Kimco Realty Corp.....................     5,800        204,450
Koger Equity, Inc.....................     7,500        164,531
Lexington Corporate Properties, Inc...     2,000         30,875
Mack-Cali Realty Corp.................     4,900        200,900
Manufactured Home Communities, Inc....     1,200         32,400
Merry Land & Investment Co., Inc......     3,800         86,925
Oasis Residential, Inc................     1,200         26,775
Parkway Properties, Inc...............     3,400        116,663
Post Properties, Inc..................     4,200        170,625
Prentiss Properties Trust.............     3,700        103,369
Prime Retail, Inc.....................     4,300         61,006
Ramco-Gerhenson Properties Trust......     1,300         25,594
Reckson Associates Realty Corp........     1,000         25,375

74  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                         Number         Market
                                           of           Value
                                         Shares
                                        ---------     ----------
United States (continued)

Real Estate Investment Trusts (continued)
Regency Realty Corp...................     6,700      $ 185,506
SL Green Realty Corp..................       600         15,563
Sovran Self Storage, Inc..............     7,300        236,794
Spieker Properties, Inc...............     3,300        141,488
Starwood Lodging Trust................     1,700         98,388
Sunstone Hotel Investors, Inc.........     3,300         56,925
Tanger Factory Outlet Centers, Inc....     5,100        155,869
Tower Realty Trust, Inc...............       500         12,313
Trammell Crow Co.+....................     2,100         54,075
Walden Residential Properties, Inc....     5,400        137,700
Weeks Corp............................       700         22,400
                                                      ----------
                                                      5,489,044
                                                      ----------

Retail (1.6%)
Ames Department Stores, Inc.+.........     6,300        110,250
Burlington Coat Factory Warehouse.....     8,880        145,965
Cash America International, Inc.......     6,000         77,625
Costco Companies, Inc.+...............     1,200         53,550
Dayton Hudson Corp....................       800         54,000
Dress Barn, Inc.+.....................     3,200         90,800
Federated Department Stores, Inc.+....       800         34,450
Fingerhut Companies, Inc..............       700         14,963
Lowe's Co., Inc.......................     1,100         52,456
Maxim Group, Inc. (The)+..............     4,000         62,250
Payless ShoeSource, Inc.+.............       200         13,425
Ross Stores, Inc......................     3,300        120,038
Russ Berrie & Co., Inc................     4,200        110,250
TJX Companies, Inc....................     4,800        165,000
Trans World Entertainment+............     1,600         31,000
Urban Shopping Centers, Inc...........     3,800        132,525
                                                      ----------
                                                      1,268,547
                                                      ----------

Telecommunications (0.2%)
Aliant Communications, Inc............       200          6,275
CIENA Corp.+..........................       200         12,225
CommNet Cellular, Inc.+...............     3,300        117,356
                                                      ----------
                                                        135,856
                                                      ----------

Transportation (0.9%)
Airborne Freight Corp.................       200         12,425
Alaska Air Group, Inc.+...............       100          3,875
America West Holdings Corp.+..........     4,600         85,675
AMR Corp.+............................       400         51,400
CNF Transportation, Inc...............       300         11,513
Continental Airlines, Inc., Class B+..       300         14,438
CSX Corp..............................     1,000         54,000
Delta Air Lines, Inc..................       400         47,600
Trico Marine Services, Inc.+..........     5,100        149,813
U.S. Freightways Corp.................       400         13,000
UAL Corp.+............................       300         27,750
US Airways Group, Inc.+...............       700         43,750

Transportation (continued)
Yellow Corp.+.........................     7,800      $ 195,975
                                                      ----------
                                                        711,214
                                                      ----------

Utilities - Oil and Gas (0.5%)
Energen Corp..........................     3,700        147,075
NUI Corp..............................     4,800        137,700
ONEOK, Inc............................       100          4,038
Pacific Enterprises...................     1,300         48,913
People's Energy Corp..................     1,200         47,250
Southwestern Energy Co................     1,300         16,738
                                                      ----------
                                                        401,714
                                                      ----------

Utilities - Telephone (0.2%)
BellSouth Corp........................     1,300         73,206
Premiere Technologies, Inc.+..........     3,900        107,738
                                                      ----------
                                                        180,944
                                                      ----------
Total United States                                   21,695,140
                                                      ----------
Foreign Common Stocks (9.8%)
Argentina (0.1%)
Banco de Galicia y Buenos Aires SA
(Banks) ..............................     2,800         72,100
                                                      ----------
Australia (0.4%)
Goodman Fielder Ltd. (Foods and
  Beverages) .........................    68,300        108,585
Mayne Nickless Ltd. (Commercial
  Services) ..........................    11,200         59,183
Westpac Banking Corp. Ltd. (Banks) ...    14,100         90,180
Woolworth Ltd. (Foods and Beverages) .    32,995        110,287
                                                      ----------
Total Australia                                         368,235
                                                      ----------
Austria (0.1%)
VA Technologie AG (Commercial
Services) ............................       300         45,483
                                                      ----------
Belgium (0.2%)
Delhaize-Le Lion, SA (Foods and
  Beverages) .........................     1,900         96,411
Societe Generale De Belgique
  (Financial Services) ...............       700         64,049
                                                      ----------
Total Belgium                                           160,460
                                                      ----------
Brazil (0.1%)
Telecomunicaciones Brasileiras SA
  (Utilities - Telephone) ............       600         69,863
                                                      ----------
Canada (0.3%)
Canadian Imperial Bank of Commerce
  (Banks) ............................     2,919         90,977
Canadian National Railway Co.              1,400         66,150
  (Transportation)
Petro-Canada (Oil and Gas) ...........     5,400         98,112
                                                      ----------
Total Canada                                            255,239
                                                      ----------
Chile (0.1%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) ............     2,100         62,738
                                                      ----------
Denmark (0.4%)
Bang & Olufsen Holding Co.
  (Electronics) ......................     1,200         71,504
Carli Gry International A/S (Apparel)      1,500         84,341
Novo-Nordisk A/S (Pharmaceuticals) ...       700        100,187

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Legacy
--------------------------------------------------------------------------------
                                          Number         Market
                                            of           Value
                                          Shares
                                        ---------     ----------
Denmark (continued)
Unidanmark A/S (Banks) ...............     1,500      $ 110,191
                                                      ----------
Total Denmark                                           366,223
                                                      ----------
Finland (0.2%)
Huhtamaki Group (Diversified) ........     2,100         86,769
UPM-Kymmene Corp. (Paper and
  Containers) ........................     2,300         46,038
Valmet Oyj (Diversified) .............     4,000         55,238
                                                      ----------
Total Finland                                           188,045
                                                      ----------
France (0.9%)
Accor SA (Hotels and Restaurants) ....       400         74,403
Alcatel Alsthom (Telecommunications) .       800        101,731
Credit Commercial de France (Banks) ..     1,700        116,567
Elf Aquitaine SA (Oil and Gas) .......       700         81,451
Gemini Sogeti SA (Insurance) .........     1,200         98,440
Lafarge SA
  (Building Materials and
  Construction) ......................     1,500         98,465
Schneider SA (Machinery and
  Equipment) .........................     1,800         97,782
Union des Assurances Federales
  (Insurance) ........................       500         65,660
                                                      ----------
Total France                                            734,499
                                                      ----------
Germany (0.7%)
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) ............     2,100        102,545
Deutsche Lufthansa AG
  (Transportation) ...................     3,000         56,395
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks) .........................     2,000        118,573
Gehe AG (Health Services) ............     1,200         60,065
Mannesmann AG (Machinery and
  Equipment) .........................       150         75,832
VEBA AG (Utilities - Electric) .......     1,000         68,130
Viag AG (Diversified) ................       100         53,892
Volkswagen AG (Autos and Auto
  Equipment) .........................       100         55,894
                                                      ----------
Total Germany                                           591,326
                                                      ----------
Hong Kong (0.1%)
Hutchison Whampoa Ltd. (Diversified) .    17,000        106,630
                                                      ----------
India (0.1%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +..............     5,000         70,125
                                                      ----------
Indonesia (0.1%)
Bank International Indonesia (Banks) .    66,500          3,933
Putra Surya Multidana (Financial
  Services) +.........................   593,500         56,705
                                                      ----------
Total Indonesia                                          60,638
                                                      ----------
Ireland (0.3%)
Iona Technologies Plc, ADR
  (Consumer Products) +...............     3,000         61,500
Irish Life Plc (Insurance) ...........    11,252         64,632
Waterford Wedgewood
  (Home Furnishings and Appliances) ..    67,895         91,934
                                                      ----------
Total Ireland                                           218,066
                                                      ----------

Italy (0.5%)
Assicurazioni Generali (Insurance) ...     2,800      $  68,812
Credito Italiano (Banks) .............    30,000         92,562
La Rinascente S.p.A. (Retail) ........    15,000        111,991
Pirelli & Co. (Financial Services) ...    51,100         82,662
Telecom Italia S.p.A. (Utilities -
  Telephone) +........................     7,500         47,936
                                                      ----------
Total Italy                                             403,963
                                                      ----------
Japan (1.1%)
Bank of Tokyo-Mitsubishi (Banks) .....     3,000         41,532
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) ........................    24,000         60,913
Daiichi Pharmaceutical
  (Pharmaceuticals) ..................     9,000        101,753
DDI Corp. (Utilities - Telephone) ....        27         71,642
Fuji Photo Film (Chemicals) ..........     2,000         76,911
Fujitec Co. Ltd.
  (Building Materials and
  Construction) ......................     6,000         33,225
Fujitsu Denso (Diversified) ..........     1,000         10,998
Hoya Corp. (Medical Supplies) ........     3,000         94,600
Matsushita Kotobuki Electronics
  Industries (Electronics) ...........     1,000         25,227
Minebea Co. Ltd. (Electronics) .......     8,000         86,140
Seino Transportation Co., Ltd.
  (Diversified) ......................     8,000         40,055
Sekisui Chemical Co. (Chemicals) .....    11,000         56,091
Sony Corp. (Electronics) .............     1,100         98,138
Takefuji Corp. (Banks) ...............     1,200         55,283
West Japan Railway (Transportation) ..        10         31,995
                                                      ----------
Total Japan                                             884,503
                                                      ----------
Mexico (0.3%)
Cifra SA (Retail) ....................    60,000        133,965
Grupo Financiero Banamex Accival
  (Financial Services) +..............    19,000         56,799
Panamerican Beverages, Inc.
  (Foods and Beverages) ..............     2,900         94,613
                                                      ----------
Total Mexico                                            285,377
                                                      ----------
Netherlands (0.7%)
Akzo Nobel NV (Chemicals) ............       500         86,226
Bols Wessanen CVA (Foods and
  Beverages) .........................     3,800         58,859
ING Groep NV (Banks) .................     2,093         88,171
KLM Royal Dutch Air Line
  (Transportation) ...................     1,700         62,894
Philips Electronics NV (Electronics) .     1,300         77,978
Vendex International NV (Retail) .....     1,900        104,877
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Printing and Publishing) ..........     3,200         90,291
                                                      ----------
Total Netherlands                                       569,296
                                                      ----------
New Zealand (0.1%)
Fernz Corp., Ltd. (Chemicals) ........    19,300         49,869
                                                      ----------
Norway (0.4%)
Christiania Bank Og Kredkasse (Banks)     16,300         65,888

76  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                         Number         Market
                                           of           Value
                                         Shares
                                        ---------     ----------
Norway (continued)
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +....     3,000     $   62,668
Ocean Rig ASA (Oil and Gas) +.........   110,550        116,965
Tomra Systems ASA (Paper and
  Containers) ........................     3,300         73,859
                                                     -----------
Total Norway                                            319,380
                                                     -----------
Portugal (0.1%)
Portugal Telecom SA SP ADR
  (Utilities - Telephone) ............     1,800         84,600
                                                     -----------
Singapore (0.0%)
Jardine Matheson Holdings
(Diversified) ........................        99            505
                                                     -----------
Spain (0.3%)
Cortefiel, SA (Retail) ...............     4,000         80,307
Iberdrola SA (Utilities - Electric) ..     7,100         93,399
Telefonica de Espana (Utilities -
  Telephone) .........................     2,000         57,081
                                                     -----------
Total Spain                                             230,787
                                                     -----------
Sweden (0.4%)
Ericsson ADR (Telecommunications) ....     1,700         63,431
Frontec AB (Computer Software) +......     3,500         30,658
Oxigene, Inc. (Pharmaceuticals) +.....     3,400         60,849
Skandia Forsakrings AB (Insurance) ...     1,800         84,960
Svenska Handelsbanken (Financial
  Services) ..........................     2,800         96,870
                                                     -----------
Total Sweden                                            336,768
                                                     -----------
Switzerland (0.4%)
Credit Suisse Group (Banks) ..........       600         92,969
Kuoni Reisen AG (Commercial Services)         15         56,306
Nestle SA Registered Shares
  (Foods and Beverages) ..............        50         75,040
Novartis AG Registered Shares
  (Health Services) ..................        70        113,743
                                                     -----------
Total Switzerland                                       338,058
                                                     -----------
United Kingdom (1.3%)
3i Group Plc (Financial Services) ....    10,000         81,612
Barclays Plc (Financial Services) +...     3,029         80,640
Boots Co. Plc (Retail) ...............     6,500         93,743
Glaxo Wellcome Plc (Pharmaceuticals) .     5,589        132,424
Granada Group Plc (Diversified) ......     6,209         95,011
Millennium Chemicals, Inc.
  (Chemicals) ........................       500         11,781
Morgan Crucible Plc (Diversified) ....     6,500         49,411
National Westminster Bank Plc (Banks)      5,300         88,253
Pearson Plc (Printing and Publishing)      6,200         80,694
Shell Transport & Trading Co. (Oil
  and Gas) ...........................    11,700         84,705
Tomkins Plc (Diversified) ............    14,400         68,949
Unilever Plc (Consumer Products) .....    12,200        104,585
Vodafone Group Plc
  (Telecommunications) ...............    12,600         91,014
                                                     -----------
Total United Kingdom                                  1,062,822
                                                     -----------

Venezuela (0.1%)
Compania Anonima Nacional Telefonos
  de Venezuela (Utilities -
  Telephone) .........................     1,600     $   66,600
                                                     -----------
Total Foreign Common Stocks                           8,002,198
                                                     -----------
Total Common Stocks (cost
  $26,151,078)                                       29,697,338
                                                     -----------

PREFERRED STOCKS (0.1%)
Germany (0.1%)
Henkel KGAA (Chemicals) ..............     1,500         94,686
                                                     -----------
Total Preferred Stocks (cost $80,647)                    94,686
                                                     -----------
                                        Principal
                                         Amount
                                        ---------

LONG-TERM BONDS AND NOTES (42.7%)
U.S. Government Obligations (29.6%)
U.S. Treasury Note, 5.88%, 02/15/00...  $3,350,000    3,363,621
U.S. Treasury Note, 6.50%, 05/31/02...   2,900,000    2,985,190
U.S. Treasury Note, 6.50%, 10/15/06...   6,100,000    6,387,835
U.S. Treasury Note, 6.88%, 05/15/06...   2,750,000    2,942,929
U.S. Treasury Note, 7.50%, 10/31/99...   4,750,000    4,897,706
U.S. Treasury Note, 7.50%, 11/15/01...   3,390,000    3,594,471
                                                     -----------
Total U.S. Government Obligations (cost
  $23,584,894)                                       24,171,752
                                                     -----------
U.S. Government and Agency Obligations
  (1.0%)
U. S. Treasury Bond, 6.63%, 02/15/27..   700,000        760,042
                                                     -----------
Total U.S. Government and Agency Obligations
  (cost $721,051)
                                                        760,042
                                                     -----------
Corporate Bonds (12.1%)
American Re Corp., 7.45%, 12/15/26....   700,000        757,112
Associates Corporation of North
  America, 7.40%, 05/15/06............   750,000        798,359
Comcast Cellular, 9.50%, 05/01/07.....   500,000        522,499
Echostar Communications, Zero Coupon,
  06/01/04............................   500,000        457,499
Enron Oil  & Gas, 6.50%, 12/01/07.....   700,000        704,073
Fifth Third Bank, 6.75%, 07/15/05.....   300,000        305,852
Ford Motor Credit Corp., 6.63%,
  06/30/03............................   825,000        837,378
Heller Financial, 6.35%, 08/15/99++....  500,000        495,684
HSBC Americas, Inc., 7.00%, 11/01/06.. 1,000,000      1,019,034
Korea Development Bank, 7.12%,
  09/17/01............................   700,000        595,048
Raytheon Co., 6.45%, 08/15/02......... 1,000,000      1,005,899
Skanidinavinska Enskilda Bank, 6.91%,
  06/29/49............................   500,000        505,624
TCI Communications, Inc., 6.38%,
  09/15/99............................   300,000        300,005
Tenet Healthcare Corp., 7.88%,
  01/15/03............................   425,000        434,175
Time Warner, Inc., 9.13%, 01/15/13....   625,000        748,028
Zurich Capital Trust, 8.38%, 06/01/37++  375,000        409,906
                                                     -----------
Total Corporate Bonds (cost
  $9,795,583)                                         9,896,175
                                                     -----------
Total Long-Term Bonds and Notes (cost
  $34,101,528)                                       34,827,969
                                                     -----------

Aetna Generation Funds
Portfolio of Investments - December 31, 1997 (continued)
Legacy
--------------------------------------------------------------------------------
                                        Principal      Market
                                         Amount         Value
                                        ---------     ----------
SHORT-TERM INVESTMENTS (19.9%)
Citicorp, Comm. Paper, 6.50%, 01/02/98  $3,500,000    $3,500,000
Dealers Capital Access Trust, Inc.,
  Comm. Paper, 6.80%, 01/02/98........   3,500,000     3,500,000
Federal Home Loan Bank, Comm. Paper,
  4.75%, 01/02/98.....................   4,140,000     4,140,000
Jefferson Smurfit, Comm. Paper,
  6.25%, 01/06/98.....................   1,800,000     1,798,750
PHH Corp., Comm. Paper, 6.25%,
  01/02/98............................   3,000,000     3,000,000
U.S. Treasury Bill, 5.17%, 02/05/98@..     350,000       348,313
                                                      ----------
Total Short-Term Investments (cost $16,287,043)       16,287,063
                                                      ----------
TOTAL INVESTMENTS (cost
  $76,620,296)(a)                                     80,907,056
Other assets less liabilities                            742,454
                                                      ----------
Total Net Assets                                     $81,649,510
                                                      ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $76,681,414. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains .....................                $5,406,454
Unrealized losses ....................                (1,180,812)
                                                      ----------
  Net unrealized gain ................                $4,225,642
                                                      ==========

Information concerning open futures contracts at December 31, 1997 is shown below:
                      No. of     Initial     Expiration   Unrealized
                     Contracts    Value        Date       Gain/(Loss)
                     ---------  ----------   ----------   -----------
  Long Contracts
-------------------
Canadian
  Government Bond
  Futures ........      3      $  257,381    March 98     $    3,305
Long-Term German
  Government Bond
  Futures ........      8       1,165,897    March 98          8,231
French Notional
  Bond Futures ...      3         255,245    March 98           (498)
FTSE 100 Index          1         218,693    March 98         (3,476)
  Future
Swiss Government
  Bond Futures ...      3         250,757    March 98            884
                                ----------                -----------
                               $2,147,973                 $    8,446
                                ==========                ===========

+    Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pusuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

78  See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                           Ascent               Crossroads             Legacy
                                                                        -------------          -------------         ------------
Assets:
Investments, at market value ....................................       $147,540,214           $122,190,630          $80,907,056
Cash ............................................................              6,941                  2,940                3,159
Cash denominated in foreign currencies ..........................            798,674                552,832              277,046
Receivable for:
    Dividends and interest ......................................            463,664                599,244              509,612
    Investments sold ............................................            586,218                684,047              286,980
    Fund shares sold ............................................            471,552                335,675              110,194
    Variation margin ............................................              4,589                  4,848                3,725
    Recoverable foreign taxes ...................................             10,960                  7,142                4,539
Gross unrealized gain on forward foreign currency exchange
  contracts .....................................................            210,091                121,068               69,089
                                                                        -------------          -------------         ------------
         Total assets ...........................................        150,092,903            124,498,426           82,171,400
                                                                        -------------          -------------         ------------
Liabilities:
Payable for:
    Investments purchased .......................................          1,176,915              1,422,147              467,346
    Fund shares redeemed ........................................                 42                     16                   44
Accrued investment advisory fees ................................             76,711                 63,531               41,474
Accrued administrative services fees ............................             19,178                 15,883               10,369
Gross unrealized loss on forward foreign currency exchange
  contracts .....................................................              9,660                  7,101                2,657
                                                                        -------------          -------------         ------------
         Total liabilities ......................................          1,282,506              1,508,678              521,890
                                                                        -------------          -------------         ------------
  NET ASSETS ....................................................       $148,810,397           $122,989,748          $81,649,510
                                                                        =============          =============         ============
Net assets represented by:
Paid-in capital .................................................       $135,821,815           $114,319,427          $77,023,157
Net unrealized gain on investments, open futures contracts and
  foreign currency related transactions .........................         11,840,044              8,293,853            4,358,193
Undistributed net investment income .............................            402,167                263,241               97,476
Accumulated net realized gain on investments ....................            746,371                113,227              170,684
                                                                        -------------          -------------         ------------
  NET ASSETS ....................................................       $148,810,397           $122,989,748          $81,649,510
                                                                        =============          =============         ============
Capital Shares, two billion authorized, $.001 par value:
Outstanding .....................................................         10,539,978              9,399,130            6,747,864
Net Asset Value, offering and redemption price per share (net
  assets divided by shares outstanding) .........................       $     14.119           $     13.085          $    12.100

Cost of investments .............................................       $135,902,857           $114,019,466          $76,620,296
Cost of cash denominated in foreign currencies ..................       $    811,864           $    561,749          $   281,588

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Operations
Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                             Ascent              Crossroads             Legacy
                                                                           ------------          ------------         ----------
Investment Income:
Dividends ...........................................................      $ 1,493,289           $   993,520          $  439,675
Interest ............................................................        1,709,456             2,280,552           1,933,706
                                                                           ------------          ------------         ----------
                                                                             3,202,745             3,274,072           2,373,381
Foreign taxes withheld on dividends .................................          (35,211)              (25,222)            (12,306)
                                                                           ------------          ------------         ----------
      Total investment income .......................................        3,167,534             3,248,850           2,361,075
                                                                           ------------          ------------         ----------

Expenses:
Investment advisory fees ............................................          584,891               495,598             315,966
Administrative services fees ........................................          146,223               123,899              78,991
                                                                           ------------          ------------         ----------
      Total expenses ................................................          731,114               619,497             394,957
                                                                           ------------          ------------         ----------
Net investment income ...............................................        2,436,420             2,629,353           1,966,118
                                                                           ------------          ------------         ----------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments ...............................................        7,380,573             5,707,905           2,840,943
  Futures and forward currency exchange contracts ...................          185,704              (105,951)           (276,372)
  Foreign currency related transactions .............................          (12,729)                4,603              (4,610)
                                                                           ------------          ------------         ----------
         Net realized gain on investments ...........................        7,553,548             5,606,557           2,559,961
                                                                           ------------          ------------         ----------
Net change in unrealized gain or loss on:
  Investments .......................................................        6,951,786             4,842,314           2,511,436
  Futures and forward currency exchange contracts ...................          264,163               206,141             127,206
  Foreign currency related transactions .............................          (12,136)               (5,477)             (3,394)
                                                                           ------------          ------------         ----------
         Net change in unrealized gain or loss on investments .......        7,203,813             5,042,978           2,635,248
                                                                           ------------          ------------         ----------
Net realized and change in unrealized gain on investments ...........       14,757,361            10,649,535           5,195,209
                                                                           ------------          ------------         ----------
Net increase in net assets resulting from operations ................      $17,193,781           $13,278,888          $7,161,327
                                                                           ============          ============         ==========

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Ascent
                                                                            ----------------------------------------
                                                                              Year Ended              Year Ended
                                                                             December 31,            December 31,
                                                                                 1997                    1996
                                                                            ----------------        ----------------
Operations:
Net investment income ................................................       $  2,436,420             $   622,786
Net realized gain on investments .....................................          7,553,548               1,629,617
Net change in unrealized gain or loss on investments .................          7,203,813               3,478,032
                                                                             -------------            ------------
  Net increase in net assets resulting from operations ...............         17,193,781               5,730,435
                                                                             -------------            ------------
Distributions to Shareholders:
From net investment income ...........................................         (2,979,730)               (646,312)
From net realized gains ..............................................         (6,365,007)             (1,314,791)
                                                                             -------------            ------------
  Decrease in net assets from distributions to shareholders ..........         (9,344,737)             (1,961,103)
                                                                             -------------            ------------
Fund Share Transactions:
Proceeds from shares sold ............................................         91,118,652              33,848,909
Net asset value of shares issued upon reinvestment of distributions ..          9,344,736               1,961,103
Payments for shares redeemed .........................................         (4,657,488)            (13,273,777)
                                                                             -------------            ------------
  Net increase in net assets from fund share transactions ............         95,805,900              22,536,235
                                                                             -------------            ------------
Net change in net assets .............................................        103,654,944              26,305,567
Net Assets:
Beginning of year ....................................................         45,155,453              18,849,886
                                                                             -------------            ------------
End of year ..........................................................       $148,810,397             $45,155,453
                                                                             =============            ============
End of year net assets includes undistributed net investment income ..       $    402,167             $   213,667
                                                                             =============            ============
Share Transactions:
Number of shares sold ................................................          6,640,539               2,852,183
Number of shares issued upon reinvestment of distributions ...........            665,526                 159,062
Number of shares redeemed ............................................           (344,396)             (1,179,070)
                                                                             -------------            ------------
  Net increase .......................................................          6,961,669               1,832,175
                                                                             =============            ============

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Crossroads
                                                                             ---------------------------------------
                                                                               Year Ended              Year Ended
                                                                              December 31,            December 31,
                                                                                  1997                    1996
                                                                             ----------------        ---------------
Operations:
Net investment income .................................................       $  2,629,353             $   703,316
Net realized gain on investments ......................................          5,606,557               1,447,814
Net change in unrealized gain or loss on investments ..................          5,042,978               2,213,205
                                                                              -------------            ------------
  Net increase in net assets resulting from operations ................         13,278,888               4,364,335
                                                                              -------------            ------------
Distributions to Shareholders:
From net investment income ............................................         (3,038,631)               (790,607)
From net realized gains ...............................................         (5,215,788)             (1,203,828)
                                                                              -------------            ------------
  Decrease in net assets from distributions to shareholders ...........         (8,254,419)             (1,994,435)
                                                                              -------------            ------------
Fund Share Transactions:
Proceeds from shares sold .............................................         77,759,711              30,565,631
Net asset value of shares issued upon reinvestment of distributions ...          8,254,419               1,994,435
Payments for shares redeemed ..........................................         (5,739,228)            (16,053,016)
                                                                              -------------            ------------
  Net increase in net assets from fund share transactions .............         80,274,902              16,507,050
                                                                              -------------            ------------
Net change in net assets ..............................................         85,299,371              18,876,950
Net Assets:
Beginning of year .....................................................         37,690,377              18,813,427
                                                                              -------------            ------------
End of year ...........................................................       $122,989,748             $37,690,377
                                                                              =============            ============
End of year net assets includes undistributed net investment income ...       $    263,241             $   171,098
                                                                              =============            ============
Share Transactions:
Number of shares sold .................................................          6,075,990               2,665,935
Number of shares issued upon reinvestment of distributions ............            634,014                 169,462
Number of shares redeemed .............................................           (457,343)             (1,440,613)
                                                                              -------------            ------------
  Net increase ........................................................          6,252,661               1,394,784
                                                                              =============            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                            Legacy
                                                                            --------------------------------------
                                                                              Year Ended             Year Ended
                                                                             December 31,           December 31,
                                                                                 1997                   1996
                                                                            ---------------        ---------------
Operations:
Net investment income ...................................................    $ 1,966,118             $   665,451
Net realized gain on investments ........................................      2,559,961               1,158,631
Net change in unrealized gain or loss on investments ....................      2,635,248                 844,869
                                                                             ------------            ------------
  Net increase in net assets resulting from operations ..................      7,161,327               2,668,951
                                                                             ------------            ------------
Distributions to Shareholders:
From net investment income ..............................................     (2,194,825)               (730,661)
From net realized gains .................................................     (2,305,682)             (1,061,503)
                                                                             ------------            ------------
  Decrease in net assets from distributions to shareholders .............     (4,500,507)             (1,792,164)
                                                                             ------------            ------------
Fund Share Transactions:
Proceeds from shares sold ...............................................     50,159,922              25,960,960
Net asset value of shares issued upon reinvestment of distributions .....      4,500,507               1,792,164
Payments for shares redeemed ............................................     (3,425,545)            (19,129,539)
                                                                             ------------            ------------
  Net increase in net assets from fund share transactions ...............     51,234,884               8,623,585
                                                                             ------------            ------------
Net change in net assets ................................................     53,895,704               9,500,372
Net assets:
Beginning of year .......................................................     27,753,806              18,253,434
                                                                             ------------            ------------
End of year .............................................................    $81,649,510             $27,753,806
                                                                             ============            ============
End of year net assets includes undistributed net investment income .....    $    97,476             $    10,864
                                                                             ============            ============
Share Transactions:
Number of shares sold ...................................................      4,187,047               2,350,084
Number of shares issued upon reinvestment of distributions ..............        373,934                 160,746
Number of shares redeemed ...............................................       (279,146)             (1,760,792)
                                                                             ------------            ------------
  Net increase ..........................................................      4,281,835                 750,038
                                                                             ============            ============

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1.  Organization

Aetna Generation Portfolios, Inc. (Company) was incorporated in 1994 under the laws of Maryland. The Company is an open-end management investment company, registered under the Investment Company Act of 1940 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions. Currently, the Company offers shares of the Aetna Ascent Variable Portfolio (Ascent); Aetna Crossroads Variable Portfolio (Crossroads); and Aetna Legacy Variable Portfolio (Legacy). Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

Shares of each Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to each Portfolio. ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc. Aeltus Investment Management, Inc. (Aeltus), an affiliate of ALIAC, is employed as the subadviser to the Portfolios.

2.  Summary of Significant Accounting Policies

A.  Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

--------------------------------------------------------------------------------

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying Financial Statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933 (1933 Act), under Rule 144A, or are securities offered pursuant to Section 4(2) of the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D.  Federal Income Taxes

As a qualified regulated investment company, each Portfolio is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and losses deferred due to wash sales.

F.  Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of the security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

Aetna Generation Portfolios, Inc.
Notes to Financial Statements (continued)
December 31, 1997
--------------------------------------------------------------------------------

3.  Investment Advisory and Administrative Services Fees

Each Portfolio pays the Investment Adviser a monthly advisory fee at an annual rate of 0.60% of its average daily net assets. Under the terms of an Administrative Services Agreement, ALIAC acts as administrator and provides all administrative services necessary for the Portfolios' operations and is responsible for the supervision of the Portfolios' other service providers. ALIAC also assumes all ordinary, recurring costs of the Portfolios, such as custodian fees, directors' fees, transfer agent costs and accounting expenses. For these services, ALIAC receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of each Portfolio.

Under the terms of a Subadvisory Agreement among the Portfolio, ALIAC and Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services to the Portfolios in exchange for a fee (payable by ALIAC) of 0.35% of the average daily net assets of each Portfolio. For the year ended December 31, 1997, ALIAC paid Aeltus $339,492, $288,364 and $183,371 for Ascent, Crossroads and Legacy, respectively, in accordance with the terms of the Subadvisory Agreement.

4.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1997, were:

                         Cost of Purchases        Proceeds from Sales
                         -----------------        -------------------
       Ascent               $178,521,129              $100,280,929
       Crossroads            134,871,999                66,363,208
       Legacy                 78,681,739                33,442,770

5.  Forward Foreign Currency Exchange Contracts

At December 31, 1997, Ascent, Crossroads and Legacy had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. The net unrealized gains of $200,431, $113,967 and $66,432, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

Ascent Variable
---------------

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
    ----         ------------      -----------------       -----------        -----------------     -----------
Contracts to Buy
----------------
1/26/98              1,099               $1,099                140,000               $1,081             ($18)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
3/17/98             158,885             158,885             20,350,000              158,225             (660)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
1/5/98              531,760             531,760                772,000              529,580            (2,180)
                  U.S. Dollar                               Swiss Franc
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.  Forward Foreign Currency Exchange Contracts (continued)

Ascent Variable (continued)
---------------------------

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
  --------       ------------      -----------------       ------------       -----------------     -----------
Contracts to Sell
-----------------
1/20/98              529,000             $261,311              270,450              $270,450             $9,139
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/18/98            1,318,000              652,284              659,000               659,000              6,716
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/14/98            2,898,000              482,174              494,539               494,539             12,365
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/13/98            5,724,000              954,241              999,838               999,838             45,597
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/9/98             1,570,000              875,497              890,023               890,023             14,526
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
3/5/98             1,321,000              737,780              750,327               750,327             12,547
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/26/98          160,170,000            1,236,585            1,314,352             1,314,352             77,767
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/12/98           62,830,000              486,233              512,480               512,480             26,247
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
3/17/98          133,080,000            1,034,724            1,028,828             1,028,828             (5,896)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/5/98               573,000              393,069              397,365               397,365              4,296
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/5/98               199,000              136,511              135,605               135,605               (906)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/5/98               647,000              445,316              446,207               446,207                891
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $200,431
                                                                                                  =================

Crossroads Variable
-------------------

Contracts to Buy
----------------
1/26/98                 707                 707                 90,000                  695               (12)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
3/17/98             115,865             115,865             14,840,000               115,384             (481)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
1/5/98              336,471             336,471                489,000               335,446           (1,025)
                  U.S. Dollar                              Swiss Franc
-------------------------------------------------------------------------------------------------------------------

Aetna Generation Portfolios, Inc.
Notes to Financial Statements (continued)
December 31, 1997
--------------------------------------------------------------------------------

5.  Forward Foreign Currency Exchange Contracts (continued)

Crossroads Variable (continued)
-------------------------------

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
    ----         ------------      -----------------       -----------        -----------------     -----------
Contracts to Sell
-----------------
1/20/98              345,000           $170,420              176,380              $176,380             $5,960
                 Dutch Guilder                             U.S. Dollar
--------------------------------------------------------------------------------------------------------------
2/18/98              891,000            440,959              445,500               445,500              4,541
                 Dutch Guilder                             U.S. Dollar
--------------------------------------------------------------------------------------------------------------
1/14/98            2,210,000            367,703              377,133               377,133              9,430
                 French Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
2/13/98            3,483,000            580,646              608,585               608,585             27,939
                 French Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
2/9/98             1,071,000            597,234              607,143               607,143              9,909
              German Deutschemark                          U.S. Dollar
--------------------------------------------------------------------------------------------------------------
3/5/98               828,000            462,439              470,296               470,296              7,857
              German Deutschemark                          U.S. Dollar
--------------------------------------------------------------------------------------------------------------
1/26/98           87,090,000            672,373              711,184               711,184             38,811
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
2/12/98           31,940,000            247,180              260,522               260,522             13,342
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
3/17/98          112,330,000            873,389              868,412               868,412             (4,977)
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
1/5/98               356,000            244,210              246,879               246,879              2,669
                  Swiss Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
1/5/98               133,000             91,236               90,630               90,630                (606)
                  Swiss Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
2/5/98               443,000            304,907              305,517               305,517                610
                  Swiss Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
                                                                                                     $113,967
                                                                                                  ============

Legacy Variable
---------------

Contracts to Buy
----------------
1/26/98                314                  314                40,000                  309                (5)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
3/17/98             66,443               66,443             8,510,000               66,167              (276)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
1/5/98             143,598              143,598               209,000              143,371              (227)
                  U.S. Dollar                              Swiss Franc
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.  Forward Foreign Currency Exchange Contracts (continued)

Legacy Variable (continued)
---------------------------

  Exchange        Currency to         U.S. $ Value          Currency to          U.S. $ Value        Unrealized
    Date         be Delivered      December 31, 1997       be Received        December 31, 1997     Gain (Loss)
    ----         ------------      -----------------       -----------        -----------------     -----------
Contracts to Sell
-----------------
1/20/98              197,000            $97,312              100,716              $100,716             $3,404
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/18/98              419,000            207,365              209,500               209,500              2,135
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/14/98            1,064,000            177,030              181,570               181,570              4,540
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/13/98            1,659,600            276,670              289,908               289,908             13,238
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/9/98               411,000            229,191              232,993               232,993              3,802
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
3/5/98               455,000            254,118              258,439               258,439              4,321
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/26/98           52,360,000            404,244              433,628               433,628             29,384
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/12/98           16,530,000            127,924              134,829               134,829              6,905
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
3/17/98           41,750,000            324,615              322,766               322,766             (1,849)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/5/98               143,000             98,096               99,168                99,168              1,072
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/5/98                66,000             45,275               44,975                44,975               (300)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
2/5/98               209,000            143,850              144,138               144,138                288
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                      $66,432
                                                                                                  =================

6.  Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Portfolio's capital accounts on a tax basis. These reclassifications have no impact the net asset value of the Portfolios.

                                                             Accumulated Net
                                          Undistributed    Realized Gain (Loss)
                     Paid-in Capital     Net Investment      on Investments
                        Increase         Income Increase        Decrease
                     ----------------- ----------------- -----------------------
Ascent Variable          $64,552              $731,810           ($796,362)
Crossroads Variable       54,673               501,421           ( 556,094)
Legacy Variable           28,986               315,319           ( 344,305)

Aetna Generation Portfolios, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                Ascent
                                                                       --------------------------------------------------------
                                                                                                                  Period from
                                                                          Year Ended           Year Ended       July 5, 1995 to
                                                                         December 31,         December 31,       December 31,
                                                                             1997                 1996               1995+
                                                                       -----------------    -----------------  ----------------
Net asset value, beginning of period .................................     $ 12.619            $ 10.795            $10.000
                                                                           ---------           ---------           --------
Income from investment operations:
  Net investment income ..............................................        0.248               0.225              0.116
  Net realized and change in unrealized gain on investments ..........        2.247               2.286              0.929
                                                                           ---------           ---------           --------
        Total from investment operations .............................        2.495               2.511              1.045
                                                                           ---------           ---------           --------
Less distributions:
  From net investment income .........................................       (0.339)             (0.230)            (0.250)
  From net realized gains on investments .............................       (0.656)             (0.457)                --
                                                                           ---------           ---------           --------
        Total distributions ..........................................       (0.995)             (0.687)            (0.250)
                                                                           ---------           ---------           --------
Net asset value, end of period .......................................     $ 14.119            $ 12.619            $10.795
                                                                           =========           =========           ========

Total return* ........................................................        19.90%              23.58%             10.45%
Net assets, end of period (000's) ....................................     $148,810            $ 45,155            $18,850
Ratio of total expenses to average net assets ........................         0.75%               0.84%              1.59%(1)
Ratio of net investment income to average net assets .................         2.51%               2.53%              2.26%(1)
Portfolio turnover rate ..............................................       124.82%             109.77%             39.77%
Average commission rate paid per share on equity securities traded....     $ 0.0311            $ 0.0296                 --

(1)  Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                             Crossroads
                                                                       --------------------------------------------------------
                                                                                                                 Period from
                                                                          Year Ended            Year Ended      July 5,1995 to
                                                                         December 31,          December 31,      December 31,
                                                                             1997                  1996             1995+
                                                                       -----------------     ----------------- ----------------
Net asset value, beginning of period ...............................      $ 11.979                $10.740           $10.000
                                                                          ---------               --------          --------
Income from investment operations:
  Net investment income ............................................         0.303                  0.270             0.131
  Net realized and change in unrealized gain on investments ........         1.786                  1.722             0.799
                                                                          ---------               --------          --------
        Total from investment operations ...........................         2.089                  1.992             0.930
                                                                          ---------               --------          --------
Less distributions:
  From net investment income .......................................        (0.383)                (0.300)           (0.190)
  From net realized gains on investments ...........................        (0.600)                (0.453)               --
                                                                          ---------               --------          --------
        Total distributions ........................................        (0.983)                (0.753)           (0.190)
                                                                          ---------               --------          --------
Net asset value, end of period .....................................      $ 13.085                $11.979           $10.740
                                                                          =========               ========          ========

Total return* ......................................................         17.57%                 18.81%             9.30%
Net assets, end of period (000's) ..................................      $122,990                $37,690           $18,813
Ratio of total expenses to average net assets ......................          0.75%                  0.80%             1.60%(1)
Ratio of net investment income to average net assets ...............          3.20%                  3.01%             2.56%(1)
Portfolio turnover rate ............................................        103.08%                105.66%            49.38%
Average commission rate paid per share on equity securities traded..      $ 0.0325                $0.0284                --

(1)  Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                Legacy
                                                                       ----------------------------------------------------------
                                                                                                                  Period from
                                                                          Year Ended             Year Ended     July 5, 1995 to
                                                                         December 31,           December 31,      December 31,
                                                                             1997                   1996             1995+
                                                                       -----------------      ----------------- -----------------
Net asset value, beginning of period .................................      $11.255                $10.637           $10.000
                                                                            --------               --------          --------
Income from investment operations:
  Net investment income ..............................................        0.355                  0.334             0.148
  Net realized and change in unrealized gain on investments ..........        1.263                  1.150             0.679
                                                                            --------               --------          --------
        Total from investment operations .............................        1.618                  1.484             0.827
                                                                            --------               --------          --------
Less distributions:
  From net investment income .........................................       (0.392)                (0.363)           (0.190)
  From net realized gains on investments .............................       (0.381)                (0.503)               --
                                                                            --------               --------          --------
        Total distributions ..........................................       (0.773)                (0.866)           (0.190)
                                                                            --------               --------          --------
Net asset value, end of period .......................................      $12.100                $11.255           $10.637
                                                                            ========               ========          ========

Total return* ........................................................        14.50%                 14.19%             8.27%
Net assets, end of period (000's) ....................................      $81,650                $27,754           $18,253
Ratio of total expenses to average net assets ........................         0.75%                  0.80%             1.62%(1)
Ratio of net investment income to average net assets .................         3.75%                  3.45%             2.91%(1)
Portfolio turnover rate ..............................................        85.01%                111.11%            62.43%
Average commission rate paid per share on equity securities traded....      $0.0297                $0.0274                --

(1)  Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio, series of Aetna Generation Portfolios, Inc. (the Portfolios), including the portfolios of investments, as of December 31, 1997, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period ended December 31, 1997 and the financial highlights for each of the years in the two-year period ended December 31, 1997 and the period from July 5, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio as of December 31, 1997, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period ended December 31, 1997, and the financial highlights for each of the years in the two-year period ended December 31, 1997 and the period from July 5, 1995 (commencement of investment operations) to December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Hartford, Connecticut
February 13, 1998

                             Additional Information
                                   (Unaudited)
--------------------------------------------------------------------------------

Federal Tax Status of Dividends Declared During the Fiscal Year

During the fiscal year ended December 31, 1997, the funds paid the following long-term gains distributions:

                     Total Long-Term
                      Distributions     Taxable at 28%   Taxable at 20%
                     ----------------   ---------------- ---------------
Ascent Variable        $1,568,661         $1,143,387        $425,274
Crossroads Variable     1,321,479            869,847         451,632
Legacy Variable           763,244            693,875          69,369

The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

                   Ascent Variable                       14.10%
                   Crossroads Variable                   10.86%
                   Legacy Variable                        8.12%

                                                 Aetna Variable Growth Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception+
------                ------------------------
33.01%                         33.10%

--------------------------[Aetna Variable Growth Portfolio Line Chart]----------------------------
                                    Dec-96                                                  Dec-97
Aetna Variable Growth Portfolio     10,000     10,146      9,846      11,780     14,139     13,510
S&P 500 Index                       10,000     10,165     10,437      12,259     13,178     13,556


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+    The Fund commenced investment operations on December 13, 1996.

How did the Portfolio perform during the period?

Aetna Variable Growth Portfolio (Growth) generated a return of 33.01%, net of fund expenses, for the year ended December 31, 1997. This compares with a 33.36% return for the Standard & Poor's 500 Index(a) for the same period. The strongest relative performance in the Fund was achieved in the first three quarters of 1997. Fourth quarter performance lagged the market as the price of many growth stocks weakened in response to the expanding Asian currency crisis.

What economic or financial market conditions impacted the Portfolio?

During 1997, inflation and interest rates declined. The rate of inflation, as measured by the unadjusted consumer price index, was only 1.7% in December 1997, compared to 3.3% in December 1996. The diminished inflation outlook resulted in lower intermediate and long-term interest rates, as indicated by the 1997 year-end 30-year Treasury Bond which yielded 5.9%, compared with 6.6% at year-end 1996.

Low inflation and low long-term interest rates, typically associated with higher price/earnings ratios for stocks, were the major forces behind 1997's unusually favorable stock market returns. Better than expected corporate earnings growth and the continuing favorable flow of assets into mutual funds were additional positive forces.

During 1997's fourth quarter, the Asian financial crisis increased investor concerns regarding the sustainability of earnings. The result was a significant increase in the relative valuation of slower, but steadier growing, defensive industries, while valuations were reduced for companies considered more sensitive to cyclical changes in the economy. Companies directly exposed to the Asian crisis, such as technology stocks, were particularly hard hit in 1997's fourth quarter.

What investments influenced the Portfolio's performance over the past twelve months?

During 1997, the Fund's most successful investments were in the oil service industry. Friede Goldman International, Inc., a supplier of offshore drilling rig services, was an especially outstanding performer. Schlumberger Ltd. and BJ Services Co. also delivered favorable returns. Strong results were achieved by retail industry investments, such as TJX Companies, Inc. Financial sector commitments, such as Franklin Resources, Inc. and Travelers Group, Inc., achieved superior returns. During the first three quarters of the year, results were helped by the decision to underweight utilities and consumer non-durables. However, these traditionally defensive groups performed well in the fourth quarter when investor concerns regarding Southeast Asia negatively impacted our growth-oriented technology investments.

During the year, the Fund further sharpened its investment process in emphasizing growth stocks by incorporating quantitative screens to focus fundamental analysis on rapidly expanding companies enjoying an improving or superior outlook for earnings growth.

What is your outlook going forward?

During 1998, the Asian financial crisis is generally expected to cause U.S. economic growth to slow, and corporate earnings to expand at a more modest pace. We believe this outlook could temporarily result in a near term period of increased growth stock volatility. In the past three years, the unusually favorable increase in stock market rates is unlikely to be repeated. Despite these near term uncertainties, we continue to believe that over the longer term, superior returns should result from our policy of investing in growth stocks experiencing favorable current business results.

Past performance is no guarantee of future results.

Investment Summary:

---------------------------------------------------------------------
Top Ten Equity Holdings                               % of Portfolio
---------------------------------------------------------------------
  HEALTHSOUTH Corp.                                         3.4%
  Safeway, Inc.                                             3.2%
  General Electric Co.                                      3.1%
  Lucent Technologies, Inc.                                 2.9%
  Owens-Illinois, Inc.                                      2.9%
  Warner Lambert Co.                                        2.9%
  Sunbeam Corp.                                             2.8%
  Herman Miller, Inc.                                       2.7%
  AES Corp.                                                 2.7%
  Travelers Group, Inc.                                     2.7%

Large Cap Portfolio Sector Breakdown*:

------------------------------------------------------------------------------
                                   Portfolio        S&P 500      Over/(Under)
Sector                              Weight          Weight        Weighting
------------------------------------------------------------------------------
Basic Materials                      6.4%            4.9%             1.5%
Energy                               5.3%            8.4%            (3.1)%
Consumer Non-Discretionary          22.7%           22.6%             0.1%
Consumer Discretionary               4.4%           11.1%            (6.7)%
Commercial Services                    --            2.0%            (2.0)%
Manufacturing                       15.3%           11.9%             3.4%
Technology                          17.7%           11.1%             6.6%
Finance                             16.3%           17.1%            (0.8)%
Utilities                           11.9%           10.9%             1.0%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

                     Aetna Variable Small Company Portfolio
                                Growth of $10,000

                Average Annual Total Returns for the Period Ended
                               December 31, 1997*
                -------------------------------------------------
                    1 Year                    Since Inception+
                    34.49%                        35.58%
                -------------------------------------------------

-------------------------------[Aetna Variable Small Company Portfolio]----------------------------------
                                           Dec-96                                                  Dec-97
Aetna Variable Small Company Portfolio     10,000     10,113      9,968      11,773     13,982     13,614
Russell 2000 Index                         10,000     10,195      9,668      11,235     12,907     12,475

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on December 27, 1996.


How did the Portfolio perform during the period?

The Aetna Variable Small Company Portfolio (Small Company) returned 34.49%, net of fund expenses, for the year ended December 31, 1997. The Fund's performance outdistanced that of its small company benchmark, the Russell 2000 Index(a), which returned 22.36%, as well as the large company Standard & Poor's 500 Index(b) which returned 33.36% for the same period.

What economic or financial market conditions impacted the Portfolio?

For most of the year, the economic and financial markets produced strong returns. For the most part, corporate profits exceeded expectations while interest rates remained low. General small company stock performance, which lagged larger stocks for the better part of three years, actually outperformed larger issues during mid-1997. However, concerns over Asian markets caused investors to exit the technology and energy sectors and return to larger, more liquid issues.

What investments influenced the Portfolio's performance over the past twelve months?

The Fund's strong performance can be attributed to a number of factors. A significant overexposure to energy issues, particularly oil services, benefited the Fund's returns most of the year. Our decision in January 1997 to overweight the retail sector, combined with successful stock selection in this group, also improved results. Two large positions significantly added to results: including Alcide Corp., which rose 194% during the year when the company signed an attractive marketing agreement to license a new product, and Associated Group, Inc., which saw a 92% price advance amid progress in building up its new telecommunications company. During the year, eight of the Fund's holdings received attractive offers to merge with other companies.

What is your outlook going forward?

Going forward, we continue to see challenging stock markets. Concerns over the health of Asian markets, uncertainty over the effects and costs of the Year 2000 computer problem faced by corporations and historically high stock prices which may be unsustainable, are the core risks we face moving into 1998 and beyond. On the positive side, we believe the cost cutting and restructuring programs seen in the 1990's have left most corporations extremely strong both financially and operationally. Inflation and interest rates remain low and consumer optimism is quite high. Despite the uncertainties, we believe our investment philosophy of focusing on those companies demonstrating the strongest business momentum and selling at reasonable prices, will continue to support our pursuit of strong investment returns.

Past performance is no guarantee of future results.

Investment Summary:

------------------------------------------------------------------------------
Top Ten Equity Holdings                                        % of Portfolio
------------------------------------------------------------------------------
  Cullen/Frost Bankers, Inc.                                       2.8%
  Jones Intercable, Inc.                                           2.7%
  State Auto Financial Corp.                                       2.5%
  LaSalle Re Holdings Ltd.                                         2.4%
  Mobile Telecommunications Technologies Corp.                     2.3%
  Sterling Software, Inc.                                          2.3%
  McDermott International, Inc.                                    2.2%
  Crompton & Knowles Corp.                                         2.1%
  Western Gas Resources, Inc.                                      2.0%
  Knightsbridge Tankers Ltd.                                       2.0%

Equity Investment Sector Breakdown

------------------------------------------------------------------------------
                               Portfolio       Russell 2000       Over/(Under)
Sector                          Weight            Weight           Weighting
------------------------------------------------------------------------------
Capital Goods                     8.0%             7.4%              0.6%
Consumer Cyclical                17.9%            18.0%             (0.1)%
Consumer Non-Cyclical             5.4%             3.7%              1.7%
Energy                            8.8%             4.3%              4.5%
Finance                          16.6%            23.1%             (6.5)%
Raw Materials                     8.5%             7.2%              1.3%
Healthcare                        9.0%             9.6%             (0.6)%
Transportation                    4.8%             2.2%              2.6%
Technology                       11.6%            14.3%             (2.7)%
Electric Utilities                 --              3.4%             (3.4)%
Telephones                        4.6%             2.1%              2.5%
Retail                            4.8%             4.7%              0.1%

(a) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(b) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

                       Aetna Variable Index Plus Portfolio
                                Growth of $10,000

                Average Annual Total Returns for the Period Ended
                               December 31, 1997*
                -------------------------------------------------
                   1 Year                    Since Inception+
                   33.89%                        34.56%
                -------------------------------------------------

-----------------------------------[Aetna Variable Index Plus Portfolio]-----------------------------------------
                                        Sep-96                                                             Dec-97
Aetna Variable Index Plus Portfolio     10,000     10,069     10,964      11,246     13,272     14,285     14,680
S&P 500 Index                           10,000     10,107     10,834      11,124     13,067     14,045     14,448


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on September 16, 1996.


How did the Portfolio perform during the period?

For the year ended December 31, 1997, the Aetna Variable Index Plus (Index Plus) returned 33.89%, net of fund expenses, compared to the Standard & Poor's 500 Index(a) return of 33.36%. This performance was excellent for the period, especially when compared to its peer funds' performance. Index Plus' return placed it in the top 5% (of 517 funds) for the one year period ended December 31, 1997, among Morningstar, Inc.'s universe of variable annuity large blend domestic equity funds.

What economic or financial market conditions impacted the Portfolio?

One of the principal features of the equity market over the last twelve months has been the superior performance of the very largest stocks. This is most clearly illustrated by the relative performance of the S&P 500 noted above, compared to the Russell 2000 Index(b) return of 22.36% for the same period. This effect was also apparent within the S&P 500 Index as the largest companies in the index outperformed the index itself. The Fund benefited from this effect because the quantitative model used to rank the S&P stocks favored the larger issues and overweighted them in the portfolio. It should be noted that these issues were not favored because they were large per se, but because they generally scored well on attributes such as low price to earnings ratios, relative performance, earnings momentum and reliable growth, all of which are important determinants in predicting which stocks are likely to do well and which rate to underperform.

What investments influenced the Portfolio's performance over the past twelve months?

The Fund's basic approach is to own approximately 400 to 450 of the stocks in the S&P 500, overweighting (relative to the weight of the stock in the index) those stocks which are expected to outperform and underweighting those expected to underperform. Stocks in the S&P 500 with very poor expected performance (generally about 10% to 15% of the S&P 500) are not owned at all. Other stocks, where there is no strong expectation of either underperformance or outperformance, are held at a weight in the fund equal to their weight in the S&P 500.

The Fund was overweight in financial stocks (relative to the S&P 500) for the entire twelve month period. This worked to the Fund's advantage, as these stocks outperformed the index by a substantial margin during the course of the year. Also working to the benefit of the Fund was an underweighting in the raw materials sector which significantly underperformed during the year. Detracting from the Fund's performance was an underweighting in telephone utilities (these stocks outperformed) and an overweighting in transportation (an underperforming sector).

What is your outlook going forward?

We believe the current conditions in East Asia are important, especially if considered with other factors such as the collapse of commodity prices, as well as the Year 2000 computer problem and demographic trends which argue for more saving. All of this suggests that the stock market will be less enthusiastic over the course of the next year relative to the last three, and that stocks which are cyclical in nature may fare poorly. The big rally in the bond market, the decrease in the price of gold (which is generally seen as an indicator of the direction of interest rates) and the virtual flattening of the yield curve in the face of Federal Reserve inaction on interest rates suggests moderate to low economic growth and modest inflation at best.

Normally a big bond rally should be, and has been over the last 30 years, a positive for stocks. This may be changing, however, as suggested by the low level of nominal Gross Domestic Product growth and the prospect of outright deflation (a negative for corporate profits) over the next two years. The East Asian crisis, while not the only cause, has acted as a catalyst to bring this issue to the market's attention. In effect, the Far East's deflationary implications are causing the financial markets to reevaluate the ground rules and grope for ways to deal with a new environment.

Past performance is no guarantee of future results.

Investment Summary:

--------------------------------------------------------------------
Top Ten Equity Holdings                               % of Portfolio
--------------------------------------------------------------------
  General Electric Co.                                      3.2%
  Microsoft Corp.                                           2.6%
  Coca-Cola Co.                                             2.0%
  Exxon Corp.                                               1.9%
  Philip Morris Co., Inc.                                   1.9%
  Merck & Co., Inc.                                         1.7%
  Intel Corp.                                               1.5%
  Travelers Group, Inc.                                     1.5%
  Royal Dutch Petroleum Co.                                 1.5%
  Procter & Gamble Co.                                      1.4%

Large Cap Portfolio Sector Breakdown*:

------------------------------------------------------------------------------
                                 Portfolio        S&P 500        Over/(Under)
Sector                            Weight          Weight          Weighting
------------------------------------------------------------------------------
Basic Materials                    3.6%             4.9%             (1.3)%
Energy                             9.2%             8.4%              0.8%
Consumer Non-Discretionary        21.9%            22.6%             (0.7)%
Consumer Discretionary             9.3%            11.1%             (1.8)%
Commercial Services                1.8%             2.0%             (0.2)%
Manufacturing                     12.1%            11.9%              0.2%
Technology                        11.9%            11.1%              0.8%
Finance                           20.7%            17.1%              3.6%
Utilities                          9.5%            10.9%             (1.4)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

                  Aetna Variable Capital Appreciation Portfolio
                                Growth of $10,000

                Average Annual Total Returns for the Period Ended
                               December 31, 1997*
                -------------------------------------------------
                   1 Year                    Since Inception+
                   39.36%                        39.89%
                -------------------------------------------------

--------------------------------[Aetna Variable Capital Appreciation Portfolio]---------------------------------
                                                  Dec-96                                                  Dec-97
Aetna Variable Capital Appreciation Portfolio     10,000     10,215     10,513      12,281     14,314     14,236
S&P 500 Index                                     10,000     10,165     10,437      12,259     13,178     13,556

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on December 13, 1996.


How did the Porfolio perform during the period?

The Variable Capital Appreciation Portfolio (Capital Appreciation) generated a return of 39.36%, net of fund expenses, for the year ended December 31, 1997, outperforming the 33.36% return of the Standard & Poor's 500 Index(a) for the same period.

What economic or financial market conditions impacted the Portfolio?

Several economic and market conditions impacted the Portfolio in 1997. The most important of these included a steady erosion in energy prices, a significant decline in U.S. interest rates and an increase in equity market volatility.

What investments influenced the Portfolio's performance over the past twelve months?

From a portfolio performance perspective, the decline in energy prices hurt the earnings prospects of several holdings, leading to poor relative price performance. The Fund's overweighted position, in what is normally a value-oriented group, did not contribute to the Fund's outperformance in 1997.

On the other hand, the steady decline in interest rates during the year considerably helped the overweighted position in the finance sector. Strong security performance in the group was produced from positions in Travelers Group, Inc., Franklin Resources, Inc. and Wells Fargo & Co.

Finally, a general increase in equity market volatility throughout 1997 allowed the Fund to benefit from several opportunistic purchases and sales. There were at least three distinct equity market corrections during 1997 in March/April, August and October. In all of these, we were able to purchase quality issues at sharply discounted prices. Notable successes included the purchase and sale of positions in Merck & Co., Inc., Gateway 2000, Inc., Applied Materials, Inc., Federated Department Stores, Inc. and Centocor, Inc.

The Capital Appreciation investment philosophy is based upon the key belief that favorable valuation in the conventional sense is not the only reason to own a particular security. We believe that superior long term portfolio performance is best achieved through the ownership of sound companies which have been inappropriately discounted because of temporary or past problems. The key to investment in "undervalued" companies can also be the existence of a catalyst for price appreciation. Since most value-based issues reflect low expectations, increasing recognition of positive change can lead to improved price performance.

What is your outlook going forward?

Despite the U.S. equity market's superior performance over the past several years, strong market fundamentals remain largely intact at this time. Inflation is subdued, interest rates have declined, and while an Asian economic slowdown may negatively impact individual companies and sectors, overall corporate earnings growth should remain positive. Of course, any major change in these basic market fundamentals will affect the equity market in 1998, and equity market volatility may continue to increase. The Capital Appreciation approach will attempt to take advantage of any increase in volatility by looking for opportunities to supplement traditional value-oriented investments.

Past performance is no guarantee of future results.

Investment Summary:

--------------------------------------------------------------------
Top Ten Equity Holdings                               % of Portfolio
--------------------------------------------------------------------
  Wells Fargo & Co.                                         3.4%
  Gateway 2000, Inc.                                        3.3%
  Noble Drilling Corp.                                      3.1%
  International Business Machines, Inc.                     3.1%
  Deere & Co.                                               2.7%
  Eaton Corp.                                               2.7%
  Franklin Resources, Inc.                                  2.7%
  Citicorp                                                  2.5%
  T. Rowe Price Associates                                  2.5%
  Centocor, Inc.                                            2.5%

Large Cap Portfolio Sector Breakdown*:

------------------------------------------------------------------------------
                                 Portfolio          S&P 500       Over/(Under)
Sector                            Weight            Weight          Weighting
------------------------------------------------------------------------------
Basic Materials                    15.8%              4.9%            10.9%
Energy                             11.7%              8.4%             3.3%
Consumer Non-Discretionary          8.6%             22.6%           (14.0)%
Consumer Discretionary              3.8%             11.1%            (7.3)%
Commercial Services                  --               2.0%            (2.0)%
Manufacturing                      20.9%             11.9%             9.0%
Technology                         12.0%             11.1%             0.9%
Finance                            19.4%             17.1%             2.3%
Utilities                           7.8%             10.9%            (3.1)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997
Growth
--------------------------------------------------------------------------------
                                          Number of       Market
                                           Shares         Value
                                          -------       --------
COMMON STOCKS (84.8%)

Aerospace and Defense (5.6%)
Sundstrand Corp.........................    2,900      $146,088
Thiokol Corp............................      800        65,000
United Technologies Corp................    1,700       123,781
                                                       ---------
                                                        334,869
                                                       ---------

Commercial Services (1.4%)
Allied Waste Industries, Inc.+..........    3,500        81,594
                                                       ---------

Computer Software (2.2%)
BMC Software, Inc.+.....................    2,000       131,250
                                                       ---------

Computers and Office Equipment (10.7%)
Adaptec, Inc.+..........................    3,500       129,938
Compaq Computer Corp....................    2,500       141,094
Dell Computer Corp.+....................      700        58,800
EMC/MASS Corp.+.........................    5,200       142,675
Herman Miller, Inc......................    3,000       163,688
                                                       ---------
                                                        636,195
                                                       ---------

Diversified (5.0%)
General Electric Co.....................    2,500       183,437
Tyco International Ltd..................    2,500       112,656
                                                       ---------
                                                        296,093
                                                       ---------

Electronics (4.2%)
SCI Systems, Inc.+......................    2,400       104,550
Texas Instruments, Inc..................    3,200       144,000
                                                       ---------
                                                        248,550
                                                       ---------

Financial Services (12.3%)
Franklin Resources, Inc.................    1,500       130,406
MGIC Investment Corp....................    2,000       133,000
SunAmerica, Inc.........................    3,600       153,900
T. Rowe Price Associates................    2,500       157,188
Travelers Group, Inc....................    3,000       161,625
                                                       ---------
                                                        736,119
                                                       ---------

Health Services (3.5%)
HEALTHSOUTH Corp.+......................    7,400       205,349
                                                       ---------

Home Furnishings and Appliances (2.8%)
Sunbeam Corp............................    4,000       168,500
                                                       ---------

Media and Entertainment (1.9%)
Omnicom Group, Inc......................    2,600       110,175
                                                       ---------

Medical Supplies (1.6%)
Sofamor Danek Group, Inc.+..............    1,500        97,594
                                                       ---------

Oil and Gas (8.6%)
BJ Services Co.+........................    1,500       107,906
EVI, Inc.+..............................    2,300       119,025
Santa Fe International Corp.............    3,500       142,406
Schlumberger Ltd........................    1,800       144,900
                                                       ---------
                                                        514,237
                                                       ---------

Paper and Containers (2.9%)
Owens-Illinois, Inc.+...................    4,600       174,513
                                                       ---------

                                          Number of       Market
                                           Shares         Value
                                          -------       --------
Pharmaceuticals (7.0%)
Bristol-Myers Squibb Co.................    1,000      $ 94,625
Schering Plough.........................    2,400       149,100
Warner Lambert Co.......................    1,400       173,600
                                                       ---------
                                                        417,325
                                                       ---------

Retail (6.9%)
General Nutrition Companies, Inc.+......    3,000       102,000
Safeway, Inc.+..........................    3,000       189,749
TJX Companies, Inc......................    3,500       120,313
                                                       ---------
                                                        412,062
                                                       ---------

Telecommunications (5.5%)
Lucent Technologies, Inc................    2,200       175,725
Northern Telecom Ltd....................    1,700       151,300
                                                       ---------
                                                        327,025
                                                       ---------

Utilities - Electric (2.7%)
AES Corp.+..............................    3,500       163,188
                                                       ---------
Total Common Stocks (cost $4,772,551)
                                                      5,054,638
                                                       ---------
                                          Principal
                                            Amount
                                          --------
SHORT-TERM INVESTMENTS (16.0%)
Federal Home Loan Bank, Comm. Paper,
  4.90%, 01/02/98.......................  $853,000      853,000
U. S. Treasury Bill, 5.09%, 02/05/98....   100,000       99,483
                                                       ---------
Total Short-Term Investments (cost
  $952,519)                                             952,483
                                                       ---------
TOTAL INVESTMENTS (cost $5,725,070)(a)                6,007,121
Other assets less liabilities
                                                        (43,277)
                                                       ---------
Total Net Assets
                                                     $5,963,844
                                                       =========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ......................                $512,429
Unrealized losses .....................                (230,378)
                                                       ---------
  Net unrealized gain .................                $282,051
                                                       =========
+    Non-income producing security.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 103

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997
Small Company
-------------------------------------------------------------------------------

                                                 Number of          Market
                                                  Shares             Value
                                                 ---------         --------
COMMON STOCKS (84.0%)

Aerospace and Defense (0.6%)
Orbital Sciences Corp.+....................        3,700         $  110,075
                                                                  ---------

Apparel (0.9%)
Candie's, Inc.+............................       27,600            162,150
                                                                  ---------

Auto Parts and Accessories (1.9%)
Arvin Industries, Inc......................        5,700            189,881
Dollar Thrifty Automotive Group, Inc.+.....        7,800            159,900
                                                                  ---------
                                                                    349,781
                                                                  ---------

Banks (4.3%)
Cullen/Frost Bankers, Inc..................        8,700            527,980
St. Paul Bancorp, Inc......................        9,700            254,625
                                                                  ---------
                                                                    782,605
                                                                  ---------

Building Materials and Construction (5.2%)
Gencor Industries, Inc.....................        9,000            175,500
Interface, Inc.............................        6,200            179,800
Kaufman & Broad Home Corp..................       11,900            267,006
Webb (Del E.) Corp.........................       12,600            327,600
                                                                  ---------
                                                                    949,906
                                                                  ---------

Chemicals (5.0%)
Church & Dwight, Inc.......................        9,100            255,369
Crompton & Knowles Corp....................       14,700            389,550
Georgia Gulf Corp..........................        8,400            257,250
                                                                  ---------
                                                                    902,169
                                                                  ---------

Commercial Services (1.2%)
CET Environmental Services, Inc.+..........       12,900             89,494
Superior Consultant Holdings Corp.+........        4,200            126,000
                                                                  ---------
                                                                    215,494
                                                                  ---------

Computer Software (7.3%)
Diamond Multimedia Systems, Inc.+..........       18,100            160,638
Harbinger Corp.+...........................        5,395            151,734
Inso Corp.+................................       22,200            256,688
Mapics, Inc.+..............................       12,000            130,500
Sterling Software, Inc.+...................       10,300            422,299
Wall Data, Inc.+...........................       14,200            193,475
                                                                  ---------
                                                                  1,315,334
                                                                  ---------

Electrical Equipment (2.6%)
Alpine Group, Inc.+........................       18,200            341,250
Silicon Valley Group, Inc.+................        5,900            133,488
                                                                  ---------
                                                                    474,738
                                                                  ---------

Electronics (1.8%)
QLogic Corp.+..............................       11,000            324,500
                                                                  ---------

Financial Services (2.8%)
Medallion Financial Corp...................       15,500            341,000
Ryland Group, Inc..........................        6,700            158,288
                                                                  ---------
                                                                    499,288
                                                                  ---------

Foods and Beverages (4.5%)
Dominick's Supermarkets, Inc.+.............        6,600            240,900
Lance, Inc.................................       12,700            334,169


                                                 Number of          Market
                                                  Shares             Value
                                                 ---------         --------
Foods and Beverages (continued)
Zapata Corp................................       35,900         $  242,325
                                                                  ---------
                                                                    817,394
                                                                  ---------

Health Services (1.0%)
MedQuist, Inc.+............................        5,000            173,750
                                                                  ---------

Hotels and Restaurants (0.4%)
Primadonna Resorts, Inc.+..................        4,600             76,763
                                                                  ---------

Insurance (7.8%)
Executive Risk, Inc........................        4,200            293,213
LaSalle Re Holdings Ltd....................       12,700            449,262
Reliastar Financial Corp...................        4,900            201,819
State Auto Financial Corp..................       14,300            461,174
                                                                  ---------
                                                                  1,405,468
                                                                  ---------

Machinery and Equipment (2.8%)
Kuhlman Corp...............................        7,200            281,700
Terex Corp.+...............................        9,600            225,600
                                                                  ---------
                                                                    507,300
                                                                  ---------

Media and Entertainment (4.3%)
Clearview Cinema Group, Inc.+..............       14,400            162,000
Jones Intercable, Inc.+....................       28,500            500,530
Telemundo Group, Inc., Class A+............        2,700            110,363
                                                                  ---------
                                                                    772,893
                                                                  ---------

Medical Supplies (0.9%)
CNS, Inc.+.................................       23,900            159,831
                                                                  ---------

Metals and Mining (1.9%)
Carpenter Technology Corp..................        3,800            182,638
Reynolds Metals Co.........................        2,700            162,000
                                                                  ---------
                                                                    344,638
                                                                   --------

Oil and Gas (5.7%)
Grey Wolf, Inc.+...........................       27,400            147,275
McDermott International, Inc...............       11,100            406,537
Norton Drilling Services, Inc.+............       48,100            100,709
Western Gas Resources, Inc.................       16,900            373,913
                                                                  ---------
                                                                  1,028,434
                                                                  ---------

Paper and Containers (1.7%)
BWay Corp.+................................        1,300             29,738
Pope & Talbot, Inc.........................       18,700            281,669
                                                                  ---------
                                                                    311,407
                                                                  ---------

Pharmaceuticals (4.8%)
Alcide Corp.+..............................        3,500            213,500
Bindley Western Industries, Inc............        7,200            222,300
Biovail Corp. International+...............        7,800            304,688
Intelligent Polymers Ltd.+.................        5,600            123,900
                                                                  ---------
                                                                    864,388
                                                                  ---------

Printing and Publishing (1.1%)
Merrill Corp...............................        8,300            192,975
                                                                  ---------

Real Estate Investment Trusts (1.2%)
Equity Inns, Inc...........................       14,400            212,400
                                                                  ---------

104  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------
                                                Number of          Market
                                                  Shares             Value
                                                 ---------         --------

Retail (2.7%)
99 Cents Only Stores+......................        7,425        $   219,038
Marks Brothers Jewelers, Inc.+.............       16,700            275,550
                                                                  ---------
                                                                    494,588
                                                                  ---------

Telecommunications (3.8%)
ICG Communications, Inc.+..................        9,500            258,875
Mobile Telecommunications Technologies
   Corp.+..................................       19,700            433,399
                                                                  ---------
                                                                    692,274
                                                                  ---------

Transportation (4.0%)
Expeditors International of
   Washington, Inc.........................        4,800            184,800
Knightsbridge Tankers Ltd..................       13,000            368,063
Yellow Corp.+..............................        7,200            180,900
                                                                  ---------
                                                                    733,763
                                                                  ---------

Utilities - Oil and Gas (1.8%)
Kaneb Services, Inc.+......................       62,600            324,738
                                                                  ---------
Total Common Stocks (cost $14,340,835)                           15,199,044
                                                                  ---------

                                                 Principal
                                                  Amount
                                                 ---------

SHORT-TERM INVESTMENTS (19.3%)
Federal Home Loan Bank, Comm. Paper,
   4.90%, 01/02/98.........................     $3,397,000        3,397,000
U.S. Treasury Bill, 5.05%, 02/05/98@.......        100,000           99,518
                                                                  ---------
Total Short-Term Investments (cost $3,496,523)
                                                                  3,496,518
                                                                  ---------
TOTAL INVESTMENTS (cost $17,837,358)(a)                          18,695,562
Other assets less liabilities                                      (593,747)
                                                                  ---------
Total Net Assets                                                $18,101,815
                                                                ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $17,838,173. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ...........................                    $ 1,242,509
Unrealized losses ..........................                       (385,120)
                                                                -----------
   Net unrealized gain .....................                    $   857,389
                                                                ===========

Information concerning open futures contracts at December 31, 1997 is shown below:

                            No. of      Initial      Expiration   Unrealized
                           Contracts     Value          Date      Gain/Loss
                           ---------   ----------   -----------   ----------
Long Contracts
-------------------
Russell 2000 Index Futures     9       $1,940,775    March 98    $   45,300
                                                                ===========

+      Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 105

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997
Index Plus
--------------------------------------------------------------------------------

                                                 Number of     Market
                                                  Shares        Value
                                                ---------     --------
COMMON STOCKS (98.0%)

Aerospace and Defense (0.8%)
General Dynamics Corp. ...................           900   $    77,794
Lockheed Martin Corp. ....................         2,846       280,331
Northrop Grumman Corp. ...................         1,000       115,000
Raytheon Co. .............................         3,400       171,718
United Technologies Corp. ................         5,200       378,625
                                                           -----------
                                                             1,023,468
                                                           -----------

Agriculture (0.1%)
Pioneer Hi-Bred International, Inc. ......         1,200       128,700
                                                           -----------

Apparel (0.4%)
Alberto-Culver Co. .......................           200         6,413
Fruit of the Loom, Inc.+ .................           700        17,938
Gap, Inc. ................................        10,350       366,778
Liz Claiborne, Inc. ......................         1,100        45,994
Nike, Inc., Class B ......................         1,700        66,725
Reebok International Ltd.+ ...............           800        23,050
Russell Corp. ............................           100         2,656
                                                           -----------
                                                               529,554
                                                           -----------

Auto Parts and Accessories (0.4%)
Cooper Tire & Rubber Co. .................         1,200        29,250
Dana Corp. ...............................         2,000        95,000
Echlin, Inc. .............................           100         3,619
Genuine Parts Co. ........................         2,500        84,844
Goodyear Tire & Rubber Co. (The) .........         2,900       184,513
Pep Boys .................................           100         2,388
TRW, Inc. ................................         1,700        90,738
                                                           -----------
                                                               490,352
                                                           -----------

Autos and Auto Equipment (2.1%)
Chrysler Corp. ...........................        14,800       520,775
Ford Motor Co. ...........................        28,300     1,377,855
General Motors Corp. .....................        12,300       745,687
PACCAR, Inc. .............................         1,800        94,500
                                                           -----------
                                                             2,738,817
                                                           -----------

Banks (7.9%)
Banc One Corp. ...........................        10,600       575,712
Bank of New York Co., Inc. ...............         6,600       381,563
BankAmerica Corp. ........................        22,500     1,642,499
BankBoston Corp. .........................         2,700       253,631
Barnett Banks, Inc. ......................         4,500       323,438
BB&T Corp. ...............................         2,300       147,344
Citicorp .................................         8,200     1,036,787
Comerica, Inc. ...........................         2,100       189,525
Countrywide Credit Industries, Inc. ......         1,600        67,899
Fifth Third Bancorp ......................         2,550       208,463
First Chicago NBD Corp. ..................         7,200       601,199
First Union Corp. ........................        12,700       650,874
Huntington Bancshares ....................         2,900       104,400
KeyCorp ..................................         3,700       262,006
Mellon Bank Corp. ........................         7,600       460,750
NationsBank Corp. ........................        12,100       735,830


                                                 Number of     Market
                                                  Shares        Value
                                                ---------     --------

Banks (continued)
Norwest Corp. ............................        17,800   $   687,524
State Street Corp. .......................         4,800       279,300
Suntrust Banks, Inc. .....................         5,000       356,875
U.S. Bancorp .............................         4,183       468,235
Wachovia Corp. ...........................         3,500       283,938
Washington Mutual, Inc. ..................         4,540       289,709
Wells Fargo & Co. ........................         1,300       441,269
                                                           -----------
                                                            10,448,770
                                                           -----------

Building Materials and Construction (0.3%)
Armstrong World Industries, Inc. .........           600        44,850
Centex Corp. .............................           900        56,644
Foster Wheeler Corp. .....................           100         2,706
Kaufman & Broad Home Corp. ...............           200         4,488
Masco Corp. ..............................         2,200       111,925
Owens Corning ............................           200         6,825
Pulte Corp. ..............................           100         4,181
Sherwin-Williams Co. .....................         2,500        69,375
Weyerhaeuser Co. .........................         3,300       161,906
                                                           -----------
                                                               462,900
                                                           -----------

Chemicals (1.9%)
Air Products and Chemicals, Inc. .........         1,600       131,600
Dow Chemical Co. .........................         3,900       395,850
Du Pont (E.I.) de Nemours ................        19,100     1,147,193
Eastman Chemical Co. .....................         1,200        71,475
Engelhard Corp. ..........................           900        15,638
FMC Corp.+ ...............................           500        33,656
Goodrich (B.F.) Co. ......................           800        33,150
Great Lakes Chemical Corp. ...............           400        17,950
Hercules, Inc. ...........................         1,500        75,094
Monsanto Co. .............................         3,900       163,800
Morton International, Inc. ...............         1,900        65,313
Nalco Chemical Co. .......................         1,000        39,563
PPG Industries, Inc. .....................         2,200       125,675
Praxair, Inc. ............................         2,200        99,000
Sigma-Aldrich Corp. ......................         1,500        59,625
W.R. Grace & Co. .........................         1,000        80,438
                                                           -----------
                                                             2,555,020
                                                           -----------

Commercial Services (0.9%)
Automatic Data Processing, Inc. ..........         4,500       276,188
Browning-Ferris Industries, Inc. .........         2,900       107,300
Cendant Corp.+ ...........................        11,127       382,495
Deluxe Corp. .............................           800        27,600
Dun & Bradstreet Corp. ...................         2,500        77,344
Ecolab, Inc. .............................           900        49,894
First Data Corp. .........................         3,000        87,750
H & R Block, Inc. ........................         1,100        49,294
Safety-Kleen Corp. .......................           300         8,231
Service Corp. International ..............         3,400       125,588
                                                           -----------
                                                             1,191,684
                                                           -----------

Computer Software (3.8%)
Adobe Systems, Inc. ......................           500        20,625


106  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Computer Software (continued)
Autodesk, Inc. .........................          700   $   25,900
Cisco Systems, Inc.+ ...................       16,800      936,599
Computer Associates International, Inc.         9,200      486,450
Computer Sciences Corp.+ ...............        1,000       83,500
Microsoft Corp.+ .......................       27,000    3,489,749
Parametric Technology Co.+ .............        1,300       61,588
                                                        ----------
                                                         5,104,411
                                                        ----------

Computers and Office Equipment (5.5%)
3Com Corp.+ ............................          600       20,963
Bay Networks, Inc.+ ....................        3,200       81,800
Cabletron Systems, Inc.+ ...............        2,300       34,500
Compaq Computer Corp. ..................       23,782    1,342,196
Data General Corp.+ ....................        1,000       17,438
Dell Computer Corp.+ ...................       10,000      839,999
Digital Equipment Corp.+ ...............        3,100      114,700
EMC/MASS Corp.+ ........................       13,000      356,688
Harris Corp. ...........................        2,200      100,925
HBO & Co. ..............................        3,200      153,600
Hewlett Packard Co. ....................       17,800    1,112,499
Ikon Office Solutions, Inc. ............        2,200       61,875
International Business Machines, Inc. ..       17,100    1,788,018
Moore Corp. Ltd. .......................          200        3,025
Pitney Bowes, Inc. .....................        3,600      323,775
Silicon Graphics, Inc.+ ................        4,000       49,750
Sun Microsystems, Inc.+ ................        6,100      243,238
Unisys Corp.+ ..........................        3,300       45,788
Xerox Corp. ............................        7,500      553,594
                                                        ----------
                                                         7,244,371
                                                        ----------

Consumer Products (2.9%)
American Greetings Corp., Class A ......        1,100       43,038
Avon Products, Inc. ....................        1,600       98,200
Clorox Co. .............................        1,400      110,688
Colgate-Palmolive Co. ..................        5,000      367,500
Eastman Kodak Co. ......................        1,900      115,544
Gillette Co. ...........................        9,100      913,980
International Flavors & Fragrances, Inc.        1,600       82,400
Mattel, Inc. ...........................        4,000      149,000
Newell Co. .............................        2,200       93,500
Polaroid Corp. .........................          400       19,475
Procter & Gamble Co. ...................       23,200    1,851,649
                                                        ----------
                                                         3,844,974
                                                        ----------

Diversified (6.0%)
Aeroquip-Vickers, Inc. .................          600       29,438
Allied Signal, Inc. ....................        8,600      334,863
CBS Corp. ..............................       11,800      347,363
Cognizant Corp. ........................        2,200       98,038
Cooper Industries, Inc. ................        1,500       73,500
Corning, Inc. ..........................        3,300      122,513
Crane Co. ..............................          350       15,181
Deere & Co. ............................        7,700      449,006
Dover Corp. ............................        3,000      108,375


                                              Number of     Market
                                               Shares        Value
                                             ---------     --------

Diversified (continued)
Eastern Enterprises ....................          100   $    4,500
Eaton Corp. ............................        2,300      205,275
Fortune Brands, Inc. ...................        2,400       88,950
General Electric Co. ...................       58,600    4,299,774
ITT Industries, Inc. ...................        1,700       53,338
Johnson Controls, Inc. .................        1,200       57,300
Minnesota Mining and Manufacturing Co. .        7,000      574,438
National Service Industries, Inc. ......          400       19,825
Raychem Corp. ..........................        2,100       90,431
Rohm & Haas Co. ........................        1,200      114,900
Tenneco, Inc. ..........................        2,400       94,800
Textron, Inc. ..........................        2,200      137,500
Tyco International Ltd. ................       10,600      477,663
VF Corp. ...............................        2,600      119,438
Whitman Corp. ..........................          200        5,213
                                                        ----------
                                                         7,921,622
                                                        ----------

Electrical Equipment (0.4%)
Emerson Electric Co. ...................        7,700      434,569
General Signal Corp. ...................          100        4,219
Tele-Communications, Inc.+ .............        3,200       89,400
                                                        ----------
                                                           528,188
                                                        ----------

Electronics (3.2%)
AMP, Inc. ..............................        3,200      134,400
Applied Materials, Inc.+ ...............       11,500      346,438
Honeywell, Inc. ........................        2,000      137,000
Intel Corp. ............................       28,500    2,002,124
KLA Instruments Corp.+ .................        2,200       84,975
LSI Logic Corp.+ .......................        1,200       23,700
Micron Technology, Inc.+ ...............        1,500       39,000
Motorola, Inc. .........................       10,200      582,037
National Semiconductor Corp.+ ..........        4,600      119,313
Perkin-Elmer Corp. .....................          600       42,638
Rockwell International Corp. ...........        3,100      161,975
Tektronix, Inc. ........................          750       29,766
Texas Instruments, Inc. ................       12,200      549,000
Thomas & Betts Corp. ...................          500       23,625
                                                        ----------
                                                         4,275,991
                                                        ----------

Financial Services (8.4%)
Ahmanson (H. F.) & Co. .................        2,800      187,425
American Express Co. ...................       11,000      981,749
Bankers Trust New York Corp. ...........        2,200      247,363
Beneficial Corp. .......................          800       66,500
Charles Schwab Corp. ...................        3,750      157,266
Chase Manhattan Corp. ..................        7,500      821,249
Corestates Financial Corp. .............        3,100      248,194
Equifax, Inc. ..........................        1,300       46,069
Federal Home Loan Mortgage Corp. .......       11,100      465,506
Federal National Mortgage Association ..       25,100    1,432,268
Fleet Financial Group, Inc. ............        3,800      284,763
Golden West Financial Corp. ............        1,700      166,281
Green Tree Financial Corp. .............        2,400       62,850

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997 (continued)
Index Plus
--------------------------------------------------------------------------------

                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Financial Services (continued)
Household International, Inc. .........         1,500   $   191,344
J.P. Morgan & Co. .....................         3,200       361,200
MBNA Corp. ............................         9,450       258,103
Merrill Lynch & Co., Inc. .............         9,800       714,787
MGIC Investment Corp. .................         2,600       172,900
Morgan Stanley, Dean Witter, ..........        18,910     1,118,053
   Discover & Co. .....................
National City Corp. ...................         3,700       243,275
PNC Bank Corp. ........................         5,400       308,138
Providian Financial Corp. .............         1,200        54,225
Republic New York Corp. ...............           900       102,769
St. Paul Co., Inc. ....................         1,200        98,475
SunAmerica, Inc. ......................         3,900       166,725
Synovus Financial Corp. ...............         3,000        98,250
Transamerica Corp. ....................           900        95,850
Travelers Group, Inc. .................        37,041     1,995,583
                                                        -----------
                                                         11,147,160
                                                        -----------

Foods and Beverages (5.9%)
Anheuser-Busch Co., Inc. ..............         6,700       294,800
Archer-Daniels-Midland Co. ............         3,780        81,979
Brown-Forman Corp., Class B ...........           600        33,150
Campbell Soup Co. .....................         7,900       459,188
Coca-Cola Co. .........................        40,800     2,718,299
Conagra, Inc. .........................         8,500       278,906
Coors (Adolph) Co. ....................           900        29,925
CPC International, Inc.+ ..............         2,300       247,825
General Mills, Inc. ...................         2,500       179,063
Heinz (H.J.) Co. ......................         6,300       320,119
Hershey Foods Corp. ...................         2,100       130,069
Kellogg Co. ...........................         5,800       287,825
Kroger Co. (The)+ .....................         3,500       129,281
PepsiCo, Inc. .........................        26,300       958,305
Quaker Oats Co. .......................         2,000       105,500
Ralston-Ralston Purina Group ..........         1,400       130,113
Sara Lee Corp. ........................         7,200       405,450
Supervalu, Inc. .......................         1,100        46,063
Sysco Corp. ...........................         3,100       141,244
Unilever N.V ..........................        11,100       693,055
Wrigley (Wm) Jr. Co. ..................         1,100        87,519
                                                        -----------
                                                          7,757,678
                                                        -----------

Health Services (0.4%)
HEALTHSOUTH Corp.+ ....................         5,800       160,950
Humana, Inc.+ .........................         2,500        51,875
Manor Care, Inc. ......................           500        17,500
Shared Medical Systems Corp. ..........           200        13,200
Tenet Healthcare Corp.+ ...............         4,200       139,125
United Healthcare Corp. ...............         2,600       129,188
                                                        -----------
                                                            511,838
                                                        -----------

Hotels and Restaurants (0.7%)
Hilton Hotels Corp. ...................         3,400       101,150
ITT Corp.+ ............................         1,800       149,175
Marriott International, Inc. ..........         1,700       117,725


                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Hotels and Restaurants (continued)
McDonald's Corp. ......................        10,700   $   510,925
Tricon Global Restaurants, Inc.+ ......         2,240        65,100
Wendy's International .................           700        16,844
                                                        -----------
                                                            960,919
                                                        -----------

Household Appliances (0.1%)
Maytag Corp. ..........................          3,000      111,938
Whirlpool Corp. .......................            700       38,500
                                                          ---------
                                                            150,438
                                                          ---------

Insurance (4.4%)
Allstate Corp. ........................         12,300    1,117,762
American General Corp. ................          3,521      190,354
American International Group, Inc. ....         16,200    1,761,749
Aon Corp. .............................          2,350      137,769
Chubb Corp. ...........................          3,100      234,438
CIGNA Corp. ...........................          1,700      294,206
Conseco, Inc. .........................          5,900      268,081
General Re Corp. ......................          1,400      296,800
Hartford Financial Services Group, Inc.          2,500      233,906
Jefferson-Pilot Corp. .................          1,100       85,663
Lincoln National Corp. ................          2,000      156,250
Loews Corp. ...........................          2,600      275,925
Marsh & McLennan Co., Inc. ............          2,500      186,406
MBIA, Inc. ............................          1,800      120,263
Progressive Corp. .....................          1,200      143,850
Safeco Corp. ..........................          1,800       87,750
Torchmark Corp. .......................          3,300      138,806
UNUM Corp. ............................          2,100      114,188
USF&G Corp. ...........................          1,600       35,300
                                                          ---------
                                                          5,879,466
                                                          ---------

Machinery and Equipment (1.4%)
Black & Decker Corp. ..................          1,300       50,781
Briggs & Stratton Corp. ...............            100        4,856
Brunswick Corp. .......................          1,800       54,563
Case Corp. ............................          2,100      126,919
Caterpillar, Inc. .....................         11,100      539,044
Cincinnati Milacron, Inc. .............            100        2,594
Cummins Engine Company, Inc. ..........            900       53,156
Fluor Corp. ...........................            500       18,688
Grainger (W. W.), Inc. ................            700       68,031
Harnischfeger Industries, Inc. ........            600       21,188
Illinois Tool Works, Inc. .............          5,900      354,738
Ingersoll-Rand Co. ....................          4,900      198,450
Millipore Corp. .......................            100        3,394
Pall Corp. ............................            200        4,138
Parker-Hannifin Corp. .................          3,100      142,213
Snap-On, Inc. .........................          1,200       52,350
Stanley Works .........................          1,300       61,344
Thermo Electron Corp.+ ................          2,100       93,450
                                                          ---------
                                                          1,849,897
                                                          ---------

Media and Entertainment (1.5%)
Clear Channel Communications, Inc.+ ...          1,400      111,213


108  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                            Number of     Market
                                             Shares        Value
                                           ---------     --------

Fleetwood Enterprises, Inc. ........           200   $     8,488
Harrah's Entertainment, Inc.+ ......         1,500        28,313
Interpublic Group of Co., Inc. .....         1,750        87,172
King World Production, Inc. ........           100         5,775
Mirage Resorts, Inc.+ ..............         1,000        22,750
Time Warner, Inc. ..................         9,000       558,000
Walt Disney Co. (The) ..............        11,100     1,099,593
                                                     -----------
                                                       1,921,304
                                                     -----------

Medical Supplies (1.4%)
Alza Corp.+ ........................           700        22,269
American Home Products Corp. .......        11,100       849,149
Bard (C.R.), Inc. ..................           100         3,131
Bausch & Lomb, Inc. ................           800        31,700
Baxter International, Inc. .........         4,900       247,144
Biomet, Inc. .......................           900        23,063
Guidant Corp. ......................         3,400       211,650
Mallinckrodt, Inc. .................           400        15,200
Medtronic, Inc. ....................         7,400       387,113
U.S. Surgical Corp. ................           200         5,863
                                                     -----------
                                                       1,796,282
                                                     -----------

Metals and Mining (0.7%)
Alcan Aluminum Ltd. ................         3,100        85,638
Allegheny Teledyne, Inc. ...........         2,400        62,100
Aluminum Co. of America ............         4,600       323,725
Armco, Inc.+ .......................         3,100        15,306
Barrick Gold Corp. .................         5,300        98,713
Bethlehem Steel Corp.+ .............         2,500        21,563
Freeport-McMoRan Copper & Gold, Inc.           700        11,025
Inland Steel Industries, Inc. ......         1,400        23,975
Newmont Mining Corp. ...............           800        23,500
Nucor Corp. ........................         1,300        62,806
Phelps Dodge Corp. .................         1,600        99,600
Reynolds Metals Co. ................           900        54,000
Timken Co. .........................         1,500        51,563
USX-US Steel Group, Inc. ...........         1,900        59,375
                                                     -----------
                                                         992,889
                                                     -----------

Oil and Gas (8.8%)
Amerada Hess Corp. .................           500        27,438
Amoco Corp. ........................         8,300       706,537
Anadarko Petroleum Corp. ...........           300        18,206
Apache Corp. .......................           600        21,038
Ashland Oil, Inc. ..................         1,300        69,794
Atlantic Richfield Co. .............         5,600       448,700
Baker Hughes, Inc. .................         2,400       104,700
Burlington Resources, Inc. .........         2,800       125,475
Chevron Corp. ......................        11,300       870,099
Columbia Gas System, Inc. ..........           800        62,850
Consolidated Natural Gas Co. .......         1,000        60,500
Dresser Industries, Inc. ...........         2,400       100,650
Enron Corp. ........................         5,000       207,813
Exxon Corp. ........................        42,600     2,606,587


                                            Number of     Market
                                             Shares        Value
                                           ---------     --------

Oil and Gas (continued)
Halliburton Co. ...................          8,400   $   436,275
Helmerich & Payne, Inc. ...........            500        33,938
Kerr-McGee Corp. ..................            800        50,650
Mobil Corp. .......................         13,000       938,437
Occidental Petroleum Corp. ........          5,100       149,494
Oryx Energy Co.+ ..................            900        22,950
Pennzoil Co. ......................            700        46,769
Phillips Petroleum Co. ............          3,900       189,638
Rowan Co., Inc.+ ..................          1,900        57,950
Royal Dutch Petroleum Co. .........         36,600     1,983,262
Santa Fe Energy Resources, Inc.+ ..            500         5,625
Schlumberger Ltd. .................         11,800       949,899
Sun Company, Inc. .................          1,600        67,300
Texaco, Inc. ......................         12,176       662,069
Union Pacific Resources Group, Inc.          3,654        88,610
Unocal Corp. ......................          3,500       135,844
USX-Marathon Group ................          8,200       276,750
Western Atlas, Inc.+ ..............            700        51,800
Williams Co., Inc. (The) ..........          5,200       147,550
                                                     -----------
                                                      11,725,197
                                                     -----------

Paper and Containers (1.1%)
Avery Dennison Corp. ..............         1,500         67,125
Bemis Co., Inc. ...................           500         22,031
Champion International Corp. ......         1,400         63,438
Crown Cork & Seal Co., Inc. .......           800         40,100
Fort James Corp. ..................         3,700        141,525
Georgia-Pacific Corp. .............         2,200        133,650
Georgia-Pacific Corp.+ ............         2,200         49,913
International Paper Co. ...........         4,700        202,688
Kimberly-Clark Corp. ..............         9,300        458,606
Mead Corp. ........................           600         16,800
Owens-Illinois, Inc.+ .............         3,300        125,194
Union Camp Corp. ..................         1,500         80,531
Westvaco Corp. ....................           700         22,006
                                                     -----------
                                                       1,423,607
                                                     -----------

Pharmaceuticals (8.8%)
Abbott Laboratories ...............        12,900        845,755
Amgen, Inc. .......................         4,300        232,738
Becton, Dickinson & Co. ...........         1,700         85,000
Bristol-Myers Squibb Co. ..........        17,300      1,637,012
Cardinal Health, Inc. .............         1,500        112,688
Eli Lilly & Co. ...................        19,200      1,336,799
Johnson & Johnson .................        21,800      1,436,074
Merck & Co., Inc. .................        21,500      2,284,374
Pfizer, Inc. ......................        22,300      1,662,743
Schering Plough ...................        23,600      1,466,149
Warner Lambert Co. ................         4,500        558,000
                                                     -----------
                                                      11,657,332
                                                     -----------

Printing and Publishing (0.7%)
Gannett Co., Inc. .................         4,400        271,975
John H. Harland Co. ...............           100          2,100

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997 (continued)
Index Plus
--------------------------------------------------------------------------------

                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Printing and Publishing (continued)
Knight-Ridder, Inc. .....................        1,200     $ 62,400
McGraw-Hill Co., Inc. ...................        2,100      155,400
Meredith Corp. ..........................          200        7,138
New York Times Co. ......................        1,900      125,638
RR Donnelley & Sons Co. .................        2,100       78,225
Times Mirror Co. ........................        1,400       86,100
Tribune Co. .............................        1,700      105,825
                                                           --------
                                                            894,801
                                                           --------

Retail (4.3%)
Albertson's, Inc. .......................        4,100      194,238
American Stores Co. .....................        3,700       76,081
AutoZone, Inc.+ .........................        1,100       31,900
Circuit City Stores, Inc. ...............        1,600       56,900
Costco Companies, Inc.+ .................        5,800      258,825
CVS Corp. ...............................        3,400      217,813
Dayton Hudson Corp. .....................        6,600      445,500
Dillards, Inc., Class A .................        1,500       52,875
Federated Department Stores, Inc.+ ......        4,700      202,394
Footstar, Inc.+ .........................           28          753
Great Atlantic & Pacific Tea Co., Inc. ..          100        2,969
Harcourt General, Inc. ..................          100        5,475
Hasbro, Inc. ............................        1,800       56,700
Home Depot, Inc. ........................       12,650      744,768
J.C. Penney Co., Inc. ...................        1,600       96,500
Kmart Corp.+ ............................        6,900       79,781
Longs Drug Stores, Inc. .................          200        6,425
Lowe's Companies, Inc. ..................        3,000      143,063
May Department Stores Co. ...............        3,300      173,869
Mercantile Stores Co., Inc. .............          100        6,088
Nordstrom, Inc. .........................        1,400       84,525
Rite Aid Corp. ..........................        1,800      105,638
Sears, Roebuck & Co. ....................        6,700      303,175
Tandy Corp. .............................        2,800      107,975
The Limited, Inc. .......................        3,800       96,900
TJX Companies, Inc. .....................        3,000      103,125
Toys "R" Us, Inc.+ ......................        4,300      135,181
Wal-Mart Stores, Inc. ...................       39,100    1,542,005
Walgreen Co. ............................        7,700      241,588
Winn-Dixie Stores, Inc. .................        2,100       91,744
Woolworth Corp.+ ........................        1,900       38,713
                                                         ----------
                                                          5,703,486
                                                         ----------

Telecommunications (2.2%)
AirTouch Communications, Inc.+ ..........        8,000      332,500
Ameritech Corp. .........................       13,700    1,102,849
Andrew Corp.+ ...........................          600       14,400
DSC Communications Corp.+ ...............        3,400       81,600
Lucent Technologies, Inc. ...............       11,018      880,062
Nextlevel Systems, Inc.+ ................        1,600       28,600
Northern Telecom Ltd. ...................        5,100      453,900
Scientific Atlanta, Inc. ................        1,100       18,425
                                                         ----------
                                                          2,912,336
                                                         ----------


                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Tobacco (2.0%)
Philip Morris Co., Inc. .................       57,200   $2,591,874
UST, Inc. ...............................        2,800      103,425
                                                         ----------
                                                          2,695,299
                                                         ----------

Transportation (1.5%)
AMR Corp.+ ..............................        3,000      385,500
Burlington Northern Santa Fe Corp. ......        2,400      223,050
Caliber System, Inc. ....................        1,000       48,688
CSX Corp. ...............................        3,000      162,000
Delta Air Lines, Inc. ...................        1,700      202,300
Federal Express Corp.+ ..................        2,900      177,081
Laidlaw, Inc. ...........................        4,700       64,038
Navistar International Corp.+ ...........        1,700       42,181
Norfolk Southern Corp. ..................        5,100      157,144
Ryder System, Inc. ......................        1,100       36,025
Southwest Airlines Co. ..................        4,650      114,506
Union Pacific Corp. .....................        3,500      218,531
US Airways Group, Inc.+ .................        2,800      175,000
                                                         ----------
                                                          2,006,044
                                                         ----------

Utilities - Electric (1.7%)
American Electric Power Co. .............        2,700      139,388
Baltimore Gas & Electric Co. ............        2,100       71,531
Carolina Power & Light Co. ..............        2,100       89,119
Central & South West Corp. ..............          900       24,356
Cinergy Corp. ...........................        2,100       80,456
Consolidated Edison Co. of New York, Inc.        3,200      131,200
Dominion Resources, Inc. ................        2,600      110,663
DTE Energy Co. ..........................        2,000       69,375
Edison International ....................        5,700      154,969
Entergy Corp. ...........................        3,200       95,800
FirstEnergy Corp.+ ......................        2,900       84,100
GPU, Inc. ...............................        1,800       75,825
Houston Industries, Inc. ................        4,448      118,706
Niagara Mohawk Power Corp.+ .............        1,100       11,550
Northern States Power Co. ...............        1,000       58,250
PacifiCorp ..............................        4,000      109,250
Peco Energy Co. .........................        2,200       53,350
PG&E Corp. ..............................        2,700       82,181
PP&L Resources, Inc. ....................        2,300       55,056
Public Service Enterprise Group, Inc. ...        3,200      101,400
Southern Co. ............................       11,500      297,563
Texas Utilities Co. .....................        3,867      160,722
Unicom Corp. ............................        2,900       89,175
Union Electric Co. ......................          600       25,950
                                                         ----------
                                                          2,289,935
                                                         ----------

Utilities - Oil and Gas (0.2%)
Coastal Corp. (The) .....................        2,500      154,844
NICOR, Inc. .............................          700       29,531
ONEOK, Inc. .............................          100        4,038
Pacific Enterprises .....................          700       26,338
People's Energy Corp. ...................          100        3,938


110  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                               Number of     Market
                                                Shares        Value
                                              ---------     --------

Utilities - Oil and Gas (continued)
Sonat, Inc. .................................       1,200   $     54,900
                                                            ------------
                                                                 273,589
                                                            ------------

Utilities - Telephone (5.2%)
Alltel Corp. ................................       2,500        102,656
AT&T Corp. ..................................      26,600      1,629,249
Bell Atlantic Corp. .........................      13,247      1,205,476
BellSouth Corp. .............................      16,200        912,262
GTE Corp. ...................................      15,200        794,199
MCI Communications Corp. ....................       3,900        166,969
SBC Communications, Inc. ....................      16,482      1,207,306
Sprint Corp. ................................       2,300        134,838
Tellabs, Inc.+ ..............................       4,000        211,500
U.S. West Communications Group ..............       7,700        347,463
WorldCom, Inc.+ .............................       5,300        160,325
                                                            ------------
                                                               6,872,243
                                                            ------------
Total Common Stocks (cost $119,936,115)
                                                             129,910,562
                                                            ------------

PREFERRED STOCKS (0.4%)

Chemicals (0.1%)
Union Carbide Corp. .........................       1,700         72,994
                                                            ------------

Foods and Beverages (0.0%)
Seagram Ltd. ................................       1,100         35,544
                                                            ------------

Utilities - Electric (0.3%)
Duke Energy Corp. ...........................       4,871        269,732
FPL Group, Inc. .............................       2,500        147,969
                                                            ------------
                                                                 417,701
                                                            ------------
Total Preferred Stocks (cost $476,687)                           526,239
                                                            ------------
                                                 Principal
                                                  Amount
                                                 ---------

SHORT-TERM INVESTMENTS (2.8%)
Federal Home Loan Bank, Comm. Paper,
   4.90%, 01/02/98........................   $ 3,533,000       3,533,000
U. S. Treasury Bill, 5.11%, 02/05/98......       100,000          99,518
U.S. Treasury Bill, 5.17%, 02/05/98.......       100,000          99,483
                                                               ---------
Total Short-Term Investments (cost $3,732,029)                 3,732,001
                                                               ---------
TOTAL INVESTMENTS (cost $124,144,831)(a)                     134,168,802
Other assets less liabilities                                 (1,652,284)
                                                            ------------
Total Net Assets                                         $   132,516,518
                                                            ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $124,578,492. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ........................    $12,431,237
Unrealized losses .......................     (2,840,927)
                                             -----------
   Net unrealized gain ..................    $ 9,590,310
                                             ===========
+      Non-income producing security.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.  111

Aetna Variable Portfolios, Inc.
Portfolio of Investments - December 31, 1997
Capital Appreciation
--------------------------------------------------------------------------------

                                               Number of           Market
                                                Shares             Value
                                              ---------          --------
COMMON STOCKS (86.2%)

Aerospace and Defense (2.7%)
Boeing Co. ...........................        5,000              $  244,688
                                                                 ----------

Autos and Auto Equipment (1.9%)
Chrysler Corp. .......................        5,000                 175,938
                                                                 ----------

Banks (6.5%)
Citicorp .............................        2,000                 252,875
Wells Fargo & Co. ....................        1,000                 339,437
                                                                 ----------
                                                                    592,312
                                                                 ----------

Chemicals (4.5%)
Du Pont (E.I.) de Nemours ............        4,000                 240,250
FMC Corp.+ ...........................        2,500                 168,281
                                                                 ----------
                                                                    408,531
                                                                 ----------

Computers and Office Equipment (11.5%)
Digital Equipment Corp.+ .............        5,000                 185,000
Gateway 2000, Inc.+ ..................       10,000                 326,249
International Business Machines, Inc.         2,900                 303,231
Quantum Corp.+ .......................       12,000                 240,750
                                                                 ----------
                                                                  1,055,230
                                                                 ----------

Diversified (5.9%)
Deere & Co. ..........................        4,600                 268,238
Eaton Corp. ..........................        3,000                 267,750
                                                                 ----------
                                                                    535,988
                                                                 ----------

Electronics (1.7%)
Intel Corp., Warrants+ ...............        3,200                 158,300
                                                                 ----------

Financial Services (10.6%)
Federal Home Loan Mortgage Corp. .....        5,000                 209,688
Franklin Resources, Inc. .............        3,050                 265,159
T. Rowe Price Associates .............        4,000                 251,500
Travelers Group, Inc. ................        4,500                 242,438
                                                                 ----------
                                                                    968,785
                                                                 ----------

Hotels and Restaurants (2.3%)
Hilton Hotels Corp. ..................        7,000                 208,250
                                                                 ----------

Insurance (2.7%)
Reliastar Financial Corp. ............        6,000                 247,125
                                                                 ----------

Medical Supplies (2.7%)
Centocor, Inc.+ ......................        7,500                 249,375
                                                                 ----------

Metals and Mining (2.3%)
Aluminum Co. of America ..............        3,000                 211,125
                                                                 ----------

Oil and Gas (14.2%)
Amerada Hess Corp. ...................        4,500                 246,938
Atlantic Richfield Co. ...............        2,600                 208,325
Murphy Oil Corp. .....................        4,000                 216,750
Noble Drilling Corp.+ ................       10,000                 306,249
Texaco, Inc. .........................        3,200                 174,000
Tosco Corp. ..........................        4,000                 151,250
                                                                 ----------
                                                                  1,303,512
                                                                 ----------



Paper and Containers (4.4%)
International Paper Co................        4,000           $     172,500
Owens-Illinois, Inc.+.................        6,000                 227,625
                                                              -------------
                                                                    400,125
                                                              -------------

Pharmaceuticals (5.1%)
Amgen, Inc............................        4,000                 216,500
Warner Lambert Co.....................        2,000                 248,000
                                                              -------------
                                                                    464,500
                                                              -------------

Transportation (2.6%)
Kansas City Southern Industries, Inc..        7,500                 238,125
                                                              -------------

Utilities - Telephone (4.6%)
AT&T Corp.............................        3,000                 183,750
Bell Atlantic Corp.+..................        2,600                 236,600
                                                              -------------
                                                                    420,350
                                                              -------------
Total Common Stocks (cost $7,472,785)                             7,882,259
                                                              -------------
                                               Principal
                                                Amount
                                              ----------

SHORT-TERM INVESTMENTS (22.5%)
Federal Home Loan Bank, Comm. Paper,
   4.90%, 01/02/98..........................  $   2,056,000       2,056,000
                                                              -------------
Total Short-Term Investments (cost $2,056,000)                    2,056,000
                                                              -------------
TOTAL INVESTMENTS (cost $9,528,785)(a)                            9,938,259
Other assets less liabilities                                      (791,482)
                                                              -------------
Total Net Assets                                              $   9,146,777
                                                              =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $9,533,559. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ..........................                   $     705,338
Unrealized losses .........................                        (300,638)
                                                              -------------
   Net unrealized gain ....................                   $     404,700
                                                              =============
+      Non-income producing security.

Category percentages are based on net assets.


112  See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                                      Small                         Capital
                                                                    Growth           Company      Index Plus      Appreciation
                                                                 ------------   --------------   --------------   -------------
Assets:
Investments, at market value .................................. $  6,007,121     $ 18,695,562    $ 134,168,802    $  9,938,259
Cash ..........................................................          348            1,451            8,651             236
Receivable for:
   Dividends and interest .....................................        3,814           22,063          163,912          24,033
   Investments sold ...........................................           --          173,670          226,823              --
   Fund shares sold ...........................................      213,124          263,467           35,438          76,139
   Variation margin ...........................................           --           11,700               --              --
                                                                 ------------   --------------   --------------   -------------
           Total assets .......................................    6,224,407       19,167,913      134,603,626      10,038,667
                                                                 ------------   --------------   --------------   -------------
Liabilities:
Payable for:
   Dividends to shareholders ..................................      179,608               --               --              --
   Investments purchased ......................................           --        1,054,577        1,484,029         886,772
   Fund shares redeemed .......................................       77,035               99          545,992              34
Accrued investment advisory fees ..............................        3,136            9,518           39,961           4,069
Accrued administrative services fees ..........................          784            1,904           17,126           1,015
                                                                 ------------   --------------   --------------   -------------
           Total liabilities ..................................      260,563        1,066,098        2,087,108         891,890
                                                                 ------------   --------------   --------------   -------------
   NET ASSETS ................................................. $  5,963,844    $  18,101,815    $ 132,516,518    $  9,146,777
                                                                 ============   ==============   ==============   =============
Net assets represented by:
Paid-in capital ............................................... $  5,816,862    $  17,000,272    $ 121,363,803    $  8,431,800
Net unrealized gain on investments and open futures contracts .      282,051          903,504       10,023,971         409,474
Undistributed (distributions in excess of) net investment income        (393)          14,573           53,091           1,435
Accumulated net realized gain (loss) on investments ...........     (134,676)         183,466        1,075,653         304,068
                                                                 ------------   --------------   --------------   -------------
   NET ASSETS .................................................  $ 5,963,844    $  18,101,815    $ 132,516,518    $  9,146,777
                                                                 ============   ==============   ==============   =============
Capital Shares, one billion authorized,
   $0.001 par value:
Outstanding ...................................................      605,682        1,417,551        9,453,894         767,619
Net Asset Value, offering and redemption price per share (net
   assets divided by shares outstanding) ......................  $     9.846    $      12.770    $      14.017    $     11.916

Cost of investments ...........................................  $ 5,725,070    $  17,837,358    $ 124,144,831    $  9,528,785


See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Statements of Operations
Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                           Small                     Capital
                                                                              Growth      Company     Index Plus   Appreciation
                                                                           ----------   ----------   -----------   ----------
Investment Income:
Dividends ...............................................................   $   47,862   $   71,019   $ 1,116,251   $   89,294
Interest ................................................................       15,711       46,702       146,436       26,622
                                                                            ----------   ----------   -----------   ----------
                                                                                63,573      117,721     1,262,687      115,916
Foreign taxes withheld on dividends .....................................         (156)        (115)       (5,554)          --
                                                                            ----------   ----------   -----------   ----------
           Total investment income ......................................       63,417      117,606     1,257,133      115,916
                                                                            ----------   ----------   -----------   ----------
Expenses:
Investment advisory fees ................................................       36,432       52,841       235,280       38,520
Administrative services fees ............................................        9,108       10,568       100,834        9,630
                                                                            ----------   ----------   -----------   ----------
           Total expenses ...............................................       45,540       63,409       336,114       48,150
                                                                            ----------   ----------   -----------   ----------
Net investment income ...................................................       17,877       54,197       921,019       67,766
                                                                            ----------   ----------   -----------   ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
   Sale of investments ..................................................    1,464,300    1,248,281     5,599,605    1,732,709
   Closed put and call options ..........................................           --           --            --      (48,947)
   Futures and forward foreign currency exchange contracts ..............        1,598      (43,984)      (72,120)          --
                                                                            ----------   ----------   -----------   ----------
           Net realized gain on investments .............................    1,465,898    1,204,297     5,527,485    1,683,762
                                                                            ----------   ----------   -----------   ----------
Net change in unrealized gain or loss on:
   Investments ..........................................................      204,394      799,707     8,934,413      307,085
   Futures contracts ....................................................          --        45,300            --           --
                                                                            ----------   ----------   -----------   ----------
           Net change in unrealized gain or loss on investments .........      204,394      845,007     8,934,413      307,085
                                                                            ----------   ----------   -----------   ----------
Net realized and change in unrealized gain on investments ...............    1,670,292    2,049,304    14,461,898    1,990,847
                                                                            ----------   ----------   -----------   ----------
Net increase in net assets resulting from operations ....................   $1,688,169   $2,103,501   $15,382,917   $2,058,613
                                                                            ==========   ==========   ===========   ==========

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                               Growth                           Small Company
                                                                      -----------------------------  ------------------------------
                                                                                     Period from                     Period from
                                                                                     December 13,                    December 27,
                                                                        Year Ended        1996        Year Ended          1996
                                                                       December 31,  to December 31,  December 31,  to December 31,
                                                                           1997           1996            1997            1996
                                                                      -------------   ------------   -------------   ------------
Operations:
Net investment income ...............................................   $    17,877     $    5,351     $    54,197     $    4,178
Net realized gain (loss) on investments .............................     1,465,898         (2,535)      1,204,297             --
Net change in unrealized gain on investments ........................       204,394         77,657         845,007         58,497
                                                                      -------------   ------------   -------------   ------------
   Net increase in net assets resulting from operations .............     1,688,169         80,473       2,103,501         62,675
                                                                      -------------   ------------   -------------   ------------
Distributions to Shareholders:
From net investment income ..........................................       (15,218)        (5,866)        (38,702)        (5,100)
From net realized gains .............................................    (1,600,576)           --       (1,020,831)            --
                                                                      -------------   ------------   -------------   ------------
   Decrease in net assets from distributions to shareholders ........    (1,615,794)        (5,866)     (1,059,533)        (5,100)
                                                                      -------------   ------------   -------------   ------------
Fund Share Transactions:
Proceeds from shares sold ...........................................     6,712,100      5,100,000      18,008,547      5,100,000
Net asset value of shares issued upon reinvestment of distributions .     1,436,186             --       1,059,533             --
Payments for shares redeemed ........................................    (7,431,424)            --      (7,167,808)            --
                                                                      -------------   ------------   -------------   ------------
   Net increase in net assets from fund share transactions ..........       716,862      5,100,000      11,900,272      5,100,000
                                                                      -------------   ------------   -------------   ------------
Net change in net assets ............................................       789,237      5,174,607      12,944,240      5,157,575
Net Assets:
Beginning of period .................................................     5,174,607             --       5,157,575             --
                                                                      -------------   ------------   -------------   ------------
End of period .......................................................   $ 5,963,844     $5,174,607     $18,101,815     $5,157,575
                                                                      =============   ============   =============   ============
End of period net assets includes undistributed (distributions in
   excess of) net investment income .................................   $      (393)    $     (515)    $    14,573     $     (922)
                                                                      =============   ============   =============   ============
Share Transactions:
Number of shares sold ...............................................       500,364        510,000       1,353,068        510,000
Number of shares issued upon reinvestment of distributions ..........       147,415             --          83,662             --
Number of shares redeemed ...........................................      (552,097)            --        (529,179)            --
                                                                      -------------   ------------   -------------   ------------
   Net increase .....................................................        95,682        510,000         907,551        510,000
                                                                      =============   ============   =============   ============

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Index Plus              Capital Appreciation
                                                                         ----------              --------------------
                                                                                  Period from                     Period from
                                                                                  September 16,                   December 13,
                                                                  Year Ended          1996         Year Ended         1996
                                                                 December 31,   to December 31,   December 31,   to December 31,
                                                                     1997             1996             1997           1996
                                                                     ----             ----             ----           ----
Operations:
Net investment income ......................................  $     921,019   $      83,803   $      67,766   $       7,384
Net realized gain (loss) on investments ....................      5,527,485          (1,609)      1,683,762              --
Net change in unrealized gain on investments ...............      8,934,413       1,089,558         307,085         102,389
                                                              -------------   -------------   -------------   -------------
   Net increase in net assets resulting from operations ....     15,382,917       1,171,752       2,058,613         109,773
                                                              -------------   -------------   -------------   -------------
Distributions to Shareholders:
From net investment income .................................       (867,859)        (83,638)        (65,555)         (8,160)
From net realized gains ....................................     (4,427,074)        (23,383)     (1,379,694)             --
                                                              -------------   -------------   -------------   -------------
   Decrease in net assets from distributions to shareholders     (5,294,933)       (107,021)     (1,445,249          (8,160)
                                                              -------------   -------------   -------------   -------------
Fund Share Transactions:
Proceeds from shares sold ..................................    108,547,655      23,374,816       9,237,674       5,100,000
Net asset value of shares issued upon reinvestment
   of distributions ........................................      5,294,933          70,017       1,445,249              --
Payments for shares redeemed ...............................    (10,824,511)     (5,099,107)     (7,351,123)             --
                                                              -------------   -------------   -------------   -------------
   Net increase in net assets from fund share transactions .    103,018,077      18,345,726       3,331,800       5,100,000
                                                              -------------   -------------   -------------   -------------
Net change in net assets ...................................    113,106,061      19,410,457       3,945,164       5,201,613
Net Assets:
Beginning of period ........................................     19,410,457              --       5,201,613              --
                                                              -------------   -------------   -------------   -------------
End of period ..............................................  $ 132,516,518   $  19,410,457   $   9,146,777   $   5,201,613
                                                              =============   =============   =============   =============

End of period net assets include undistributed
   (distributions in excess of) net investment income ......  $      53,091   $         (69)  $       1,435   $        (776)
                                                              =============   =============   =============   =============
Share Transactions:
Number of shares sold ......................................      8,195,022       2,235,617         664,790         510,000
Number of shares issued upon reinvestment of distributions .        377,773           6,304         121,772              --
Number of shares redeemed ..................................       (898,689)       (462,133)       (528,943)             --
                                                              -------------   -------------   -------------   -------------
   Net increase ............................................      7,674,106       1,779,788         257,619         510,000
                                                              =============   =============   =============   =============

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Notes to Financial Statements

December 31, 1997
--------------------------------------------------------------------------------

1.  Organization
Aetna Variable Portfolios, Inc. (Fund) was incorporated under the laws of Maryland on June 4, 1996. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions. Currently, the Fund offers shares of the Aetna Variable Growth Portfolio (Growth); Aetna Variable Small Company Portfolio (Small Company); Aetna Variable Index Plus Portfolio (Index Plus); and Aetna Variable Capital Appreciation Portfolio (Capital Appreciation).
The following is a brief description of each Portfolio's investment objective:

      Growth Portfolio seeks growth of capital through investments in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

      Small Company Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

      Index Plus Portfolio will attempt to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Index (S&P 500), a stock market index composed of 500 stocks selected by the Standard & Poor's Corporation.

      Capital Appreciation Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Capital Appreciation will use a value-oriented approach in an attempt to outperform the total return performance of publicly traded common stocks represented by the S&P 500.

Shares of each Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to each Portfolio. ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc. Aeltus Investment Management, Inc. (Aeltus), an affiliate of ALIAC, is employed as the subadviser to the Portfolios.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Aetna Variable Portfolios, Inc.
Notes to Financial Statements (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

B.  Option Contracts

The Portfolios may purchase and write (sell) put options, purchase call options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The following reflects the put and call option activity of Capital Appreciation for the year ended December 31, 1997:

                                                                        Call Options Written
                                                        -----------------------------------------------------------------
                                                    Number of             Deferred Premium                Realized
                                                    Contracts                Received                       Gain
                                                    ---------                --------                       ----
       Outstanding December 31, 1996.........               --           $            --           $              --
          Written............................               55                    33,896                          --
          Closed.............................              (55)                  (33,896)                      4,856
          Expired............................               --                        --                          --
          Exercised..........................               --                        --                          --
                                                  ------------          ----------------          ------------------
       Outstanding December 31, 1997.........               --            $          --            $           4,856
                                                  ============          ================          ==================

                                                                         Put Options Written
                                                        -----------------------------------------------------------------
                                                    Number of             Deferred Premium                Realized
                                                    Contracts                Received                       Loss
                                                    ---------                --------                       ----
       Outstanding December 31, 1996.........               --           $            --           $              --
          Written............................               50                    97,347                          --
          Closed.............................              (50)                  (97,347)                    (53,803)
          Expired............................               --                        --                          --
          Exercised..........................               --                        --                          --
                                                  ------------          ----------------          ------------------
       Outstanding December 31, 1997.........               --           $            --           $        (53,803)
                                                  ============          ================          ==================

C.  Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios may enter into futures contracts to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures contracts are reflected in the accompanying financial statements. The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. The notional values of these contracts are disclosed in the Portfolio of Investments.

For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D. Federal Income Taxes

As a qualified regulated investment company, each Portfolio is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Distributions

The Portfolios distribute all net investment income and net capital gains, if any, annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferred losses on wash sales.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of the security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Services Fees

Each Portfolio pays the Investment Adviser a monthly advisory fee at an annual rate expressed as a percentage of the average daily net assets of each Portfolio. Each Portfolio's Investment Advisory fee in effect at December 31, 1997, is shown below:

    Growth                  0.60%      Small Company                    0.75%
    Index Plus              0.35%      Capital Appreciation             0.60%

Under the terms of an Administrative Services Agreement, ALIAC acts as administrator and provides all administrative services necessary for the Portfolios' operations and is responsible for the supervision of the Portfolios' other service providers. ALIAC also assumes all ordinary, recurring costs of the Portfolios, such as custodian fees, directors' fees, transfer agent costs and accounting expenses. For these services, ALIAC receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of each Portfolio.

Under the terms of a Subadvisory Agreement among the Fund, ALIAC and Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services to the Portfolios in exchange for a fee payable by ALIAC at an annual rate expressed as a percentage of the average daily net assets of each Portfolio. Each Portfolio's Subadvisory fee in effect at December 31, 1997, is shown below:

   Growth                  0.375%      Small Company                   0.450%
   Index Plus              0.250%      Capital Appreciation            0.375%

Aetna Variable Portfolios, Inc.
Notes to Financial Statements (continued)
December 31, 1997
--------------------------------------------------------------------------------

3.  Investment Advisory and Administrative Services Fees (continued)

For the year ended December 31, 1997, ALIAC paid Aeltus $22,701, $31,395, $166,680 and $23,967 for Growth, Small Company, Index Plus and Capital Appreciation, respectively, in accordance with the terms of the Subadvisory Agreement.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1997 were:

                               Cost of Purchases           Proceeds from Sales
                               -----------------           -------------------
    Growth                       $ 11,728,816                   $13,294,915
    Small Company                  19,883,577                    11,614,565
    Index Plus                    146,898,517                    49,871,794
    Capital Appreciation           12,213,186                    11,257,699

5.  Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassification was made in order to present the Funds' capital accounts on a tax basis. The reclassification has no impact on the net asset value of the Fund.

                                                                                    Accumulated Net
                                            Undistributed Net Investment         Realized Gain (Loss)
                                                       Income                       on Investments
                  Paid-in Capital                     Decrease                         Increase
            ---------------------------- ------------------------------------ ----------------------------
   Growth               --                            ($2,537)                          $2,537


Aetna Variable Portfolios, Inc.
Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                               Growth
                                                                            -----------------------------------------------
                                                                                                           Period from
                                                                              Year Ended                December 13, 1996 to
                                                                            December 31, 1997            December 31, 1996
                                                                            -----------------            -----------------
Net asset value, beginning of period ....................................     $  10.146                     $  10.000
                                                                              ---------                     ---------
Income from investment operations:
   Net investment income ................................................         0.039                         0.011
   Net realized and change in unrealized gain on investments ............         3.271                         0.147
                                                                              ---------                     ---------
         Total from investment operations ...............................         3.310                         0.158
                                                                              ---------                     ---------
Less distributions:
   From net investment income ...........................................        (0.034)                       (0.012)
   From net realized gains on investments ...............................        (3.576)                           --
                                                                              ---------                     ---------
         Total distributions ............................................        (3.610)                       (0.012)
                                                                              ---------                     ---------
Net asset value, end of period ..........................................     $   9.846                     $  10.146
                                                                              =========                     =========

Total return* ...........................................................         33.01%                         1.57%
Net assets, end of period (000's) .......................................        $5,964                        $5,175
Ratio of total expenses to average net assets ...........................          0.75%                         0.67%(1)
Ratio of net investment income to average net assets ....................          0.29%                         1.99%(1)
Portfolio turnover rate .................................................        207.41%                         1.97%
Average commission rate paid per share on equity securities traded.......     $  0.0589                     $  0.0364

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                           Small Company
                                                                                           -------------
                                                                                                             Period from
                                                                            Year Ended                  December 27, 1996 to
                                                                        December 31, 1997                December 31, 1996
                                                                        -----------------                -----------------
Net asset value, beginning of period ................................         $  10.113                     $  10.000
                                                                              ---------                     ---------
Income from investment operations:
   Net investment income ............................................             0.042                         0.008
   Net realized and change in unrealized gain on investments ........             3.439                         0.115
                                                                              ---------                     ---------
         Total from investment operations ...........................             3.481                         0.123
                                                                              ---------                     ---------
Less distributions:
   From net investment income .......................................            (0.030)                       (0.010)
   From net realized gains on investments ...........................            (0.794)                           --
                                                                              ---------                     ---------
         Total distributions ........................................            (0.824)                       (0.010)
                                                                              ---------                     ---------
Net asset value, end of period ......................................         $  12.770                     $  10.113
                                                                              =========                     =========

Total return* .......................................................             34.49%                         1.23%
Net assets, end of period (000's) ...................................         $  18,102                     $   5,158
Ratio of total expenses to average net assets .......................              0.90%                         0.55%(1)
Ratio of net investment income to average net assets ................              0.78%                         5.96%(1)
Portfolio turnover rate .............................................            180.25%                           --
Average commission rate paid per share on equity securities traded...         $  0.0519                            --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                Index Plus
                                                                                                ----------
                                                                                                              Period from
                                                                              Year Ended                   September 16, 1996 to
                                                                          December 31, 1997                  December 31, 1996
                                                                          -----------------                  -----------------
Net asset value, beginning of period ................................         $   10.906                       $  10.000
                                                                              ----------                       ---------
Income from investment operations:
   Net investment income ............................................              0.102                           0.047
   Net realized and change in unrealized gain on investments ........              3.594                           0.919
                                                                              ----------                       ---------
         Total from investment operations ...........................              3.696                           0.966
                                                                              ----------                       ---------
Less distributions:
   From net investment income .......................................             (0.096)                         (0.047)
   From net realized gains on investments ...........................             (0.489)                         (0.013)
                                                                              ----------                       ---------
         Total distributions ........................................             (0.585)                         (0.060)
                                                                              ----------                       ---------
Net asset value, end of period ......................................         $   14.017                       $  10.906
                                                                              ==========                       =========

Total return* .......................................................              33.89%                           9.64%
Net assets, end of period (000's) ...................................         $  132,517                       $  19,410
Ratio of total expenses to average net assets .......................               0.50%                           0.50%(1)
Ratio of net investment income to average net assets ................               1.38%                           1.89%(1)
Portfolio turnover rate .............................................              76.83%                           5.18%
Average commission rate paid per share on equity securities traded...         $   0.0372                       $  0.0358

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Aetna Variable Portfolios, Inc.
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                             Capital Appreciation
                                                                                             --------------------
                                                                                                              Period from
                                                                               Year Ended                 December 13, 1996 to
                                                                             December 31, 1997             December 31, 1996
                                                                             -----------------             -----------------
Net asset value, beginning of period ................................         $  10.199                        $  10.000
                                                                              ---------                        ---------
Income from investment operations:
   Net investment income ............................................             0.107                            0.015
   Net realized and change in unrealized gain on investments ........             3.899                            0.200
                                                                              ---------                        ---------
         Total from investment operations ...........................             4.006                            0.215
                                                                              ---------                        ---------
Less distributions:
   From net investment income .......................................            (0.104)                          (0.016)
   From net realized gains on investments ...........................            (2.185)                              --
                                                                              ---------                        ---------
         Total distributions ........................................            (2.289)                          (0.016)
                                                                              ---------                        ---------
Net asset value, end of period ......................................         $  11.916                        $  10.199
                                                                              =========                        =========

Total return* .......................................................             39.36%                            2.15%
Net assets, end of period (000's) ...................................            $9,147                           $5,202
Ratio of total expenses to average net assets .......................              0.75%                            0.67%(1)
Ratio of net investment income to average net assets ................              1.06%                            2.73%(1)
Portfolio turnover rate .............................................            187.84%                              --
Average commission rate paid per share on equity securities traded...         $  0.0599                        $  0.0300

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:


We have audited the accompanying statements of assets and liabilities of Aetna Variable Growth Portfolio, Aetna Variable Small Company Portfolio, Aetna Variable Index Plus Portfolio and Aetna Variable Capital Appreciation Portfolio, series of Aetna Variable Portfolios, Inc. (the Portfolios), including the portfolios of investments, as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from December 13, 1996 (commencement of investment operations) to December 31, 1996 for Aetna Variable Growth Portfolio and Aetna Variable Capital Appreciation Portfolio, for the year then ended and for the period from December 27, 1996 (commencement of investment operations) to December 31, 1996 for Aetna Variable Small Company Portfolio, and for the year then ended and the period from September 16, 1996 (commencement of investment operations) to December 31, 1996 for Aetna Variable Index Plus Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Variable Growth Portfolio, Aetna Variable Small Company Portfolio, Aetna Variable Index Plus Portfolio and Aetna Variable Capital Appreciation Portfolio as of December 31, 1997, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                             KPMG Peat Marwick LLP


Hartford, Connecticut
February 13, 1998

                             Additional Information
                                   (Unaudited)
--------------------------------------------------------------------------------
Federal Tax Status of Dividends Declared During the Fiscal Year

During the fiscal year ended December 31, 1997, the funds paid the following long-term gains distributions:

                         Total Long-Term       Taxable at      Taxable at
                          Distributions           28%               20%
                     -------------------- ------------------ -----------------
 Small Company             $  1,118           $     --          $ 1,118
 Index Plus                 138,060            138,060               --
 Capital Appreciation        41,042              2,914           38,128

The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

           Growth                                       2.82%
           Small Company                                4.54%
           Index Plus                                  16.81%
           Capital Appreciation                         4.94%

                                                        Aetna GET Fund, Series B
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception +
------                ------------------------
34.52%                         24.79%

---------------------------------------------[Aetna GET Fund, Series B Line Chart]--------------------------------------------------
                            Jul-94
Aetna GET Fund, Series B   10,000  10,229  10,186  10,748  11,664  12,506
S&P 500 Index              10,000  10,489  10,487  11,508  12,607  13,610
Lehman Brothers            10,000  10,061  10,099  10,608  11,254  11,475
  Aggregate Bond Index
60% S&P 500/40%            10,000  10,318  10,335  11,146  12,055  12,723
  Lehman Aggregate

                                                                                           Dec-97
Aetna GET Fund, Series B   13,078  13,868  14,443  14,824  16,153  16,439  19,286  22,130  21,722
S&P 500 Index              14,429  15,204  15,885  16,376  17,742  18,217  21,398  23,000  23,660
Lehman Brothers            11,964  11,752  11,819  12,038  12,399  12,329  12,782  13,206  13,596
  Aggregate Bond Index
60% S&P 500/40%            13,401  13,732  14,132  14,505  15,406  15,624  17,467  18,506  19,072
  Lehman Aggregate
------------------------------------------------------------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on July 1, 1994.

How did the Fund perform during the period?

Aetna GET Fund, Series B (GET B) generated a return of 34.52%, net of fund expenses, for the year ended December 31, 1997. GET B's return outperformed the Standard & Poors (S&P) 500 Index(a) return of 33.36% for the same period.

Closed to new deposits, GET B invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This Fund guarantees that the market value of an investor's assets will not be less than their market value on the first day of the Guaranteed Period (less any applicable maintenance fees) if the assets are held to maturity on June 30, 1999.

What economic or financial market conditions impacted the Fund?

The large company stocks that make up the S&P 500 continued to lead all other asset classes and achieved returns that were well above long-term historical averages during the past twelve months. This continued progress in stock market levels has raised GET B's cumulative return cushion and helped sustain the high allocation to stocks. The allocation as of December 31, 1997, was 95.8% equities and 4.2% fixed income and cash equivalent securities.

What investments influenced the Fund's performance over the past twelve months?

Fund performance benefited from strong stock selection results. The characteristics we favor in choosing which stocks to purchase for the portfolio include attractive valuation, upward revisions of earnings estimates and shareholder-oriented management.

What is your outlook going forward?

At present, we believe U.S. stocks are fairly valued. We use the forward earnings yield (earnings per share divided by price) of the S&P 500 as our measure of equity valuation and compare it to the yield on the 10-year government bond. The spread between these two expected return measures drives our asset allocation decision. As of January 1998, interest rates fell enough to return the spread to neutral territory from negative levels, where it was for most of 1997.

Past performance is no guarantee of future results.

Investment Summary:
----------------------------------------------------------------------------
Top Ten Equity Holdings                                       % of Portfolio
----------------------------------------------------------------------------
  TJX Companies, Inc.                                                   2.6%
  Merck & Co., Inc.                                                     2.5%
  Procter & Gamble Co.                                                  2.4%
  Intel Corp.                                                           2.2%
  Ford Motor Co.                                                        2.0%
  Dell Computer Corp.                                                   1.9%
  Eli Lilly & Co.                                                       1.9%
  Allstate Corp.                                                        1.9%
  Phillips Petroleum Co.                                                1.8%
  Compaq Computer Corp.                                                 1.8%

Large Cap Equity Sector Breakdown*:
----------------------------------------------------------------------------
                                Portfolio       S&P 500          Over/(Under)
Sector                            Weight        Weight             Weighting
----------------------------------------------------------------------------
Basic Materials                      2.6%          4.9%              (2.3)%
Energy                              14.9%          8.4%               6.5 %
Consumer Non-Discretionary          10.6%         22.6%             (12.0)%
Consumer Discretionary              16.3%         11.1%               5.2 %
Commercial Services                  4.1%          2.0%               2.1 %
Manufacturing                       15.9%         11.9%               4.0 %
Technology                          13.3%         11.1%               2.2 %
Finance                             18.7%         17.1%               1.6 %
Utilities                            3.6%         10.9%              (7.3)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

Asset Allocation:

----------------------------------------------------------------------------------------------------------
                                  % of            Notional Value *                 Economic Exposure*
                                Portfolio            of Futures             12/31/97              12/31/96
----------------------------------------------------------------------------------------------------------
Large Cap Stocks                    91.1%                 4.4 %              95.5%                 93.3%
Mid Cap Stocks                        --                   --                  --                   1.5%
Small Cap Stocks                     0.3%                  --                 0.3%                   --
U.S. Government Obligations          2.2%                  --                 2.2%                  2.5%
Cash Equivalents                     6.4%                (4.4)%               2.0%                  2.7%
                                   ------                ------             ------                -----
  Total Investments                100.0%                  --               100.0%                100.0%
                                   ======                ======             ======                =====

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

                                                        Aetna GET Fund, Series C
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                December 31, 1997*
1 Year                Since Inception+
------                ------------------------
25.25%                         25.95%

---------------------[Aetna GET Fund, Series C Line Chart]----------------------
                            Dec-96                                 Dec-97
Aetna GET Fund, Series C   10,000  10,153  10,251  11,620  12,442  12,715
S&P 500 Index              10,000  10,174  10,446  12,270  13,189  13,568
--------------------------------------------------------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on December 17, 1996.

How did the Fund perform during the period?

The Aetna GET Fund, Series C (GET C) provided a total return of 25.25%, net of fund expenses, for the year ended December 31, 1997 compared to returns of 33.36% and 23.62% for the Standard & Poors (S&P) 500 Index(a) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), respectively, for the same period.

Closed to new deposits, GET C invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that market value of an investor's assets will not be less than their market value on the first day of the Fund's 5-year Guaranteed Period if the assets are held to the Fund's maturity on December 16, 2001. The common stock portion is managed in the enhanced index style, similar to that of the Aetna Variable Index Plus Portfolio.

What economic or financial market conditions impacted the Fund?

The principal driver of the return was its high proportion of stock investments over the twelve month period. At the beginning of the year, this allocation stood at 64.1%. As the overall stock market produced strong returns during the year, that allocation was increased to 82.6% in June 1997 and to 87.8% in December 1997.

One of the principal features of the equity market over the last twelve months has been the superior performance of the very largest stocks. This is most clearly illustrated by the relative one year performance of the S&P 500 which returned 33.36% compared to the small cap Russell 2000 Index(c), which returned 22.36% for the same one year period ended December 31, 1997. To more strikingly illustrate this trend, only the biggest stocks in the index outperformed the index itself. The stock holdings benefited from this effect because the quantitative model used by Aeltus Investment Management, Inc. to rank the S&P stocks favored the larger issues and overweighted them in the portfolio. It should be noted that these issues were not favored just because they were large, but because they generally scored well on attributes such as low price-to-earnings ratios, relative performance, earnings momentum and reliable growth, all of which are important determinants in predicting which stocks are likely to perform well.

What investments influenced the Fund's performance over the past twelve months?

In the equity portion of GET C, the portfolio was overweight in financial stocks (relative to the S&P 500 Index) for the entire period. This worked to the Fund's advantage as these stocks outperformed the index by a substantial margin during the course of the year. Also beneficial to Fund performance was an underweighting in the raw materials sector, which significantly underperformed during the year. Detracting from the Fund's performance was an underweighting in telephone utilities (these stocks performed well) and an overweighting in transportation (an underperforming sector).

What is your outlook going forward?

We believe the current crisis in East Asia, along with the collapse of commodity prices and demographic trends which argue for more savings, are important concerns going forward. All of this suggests that the stock market will likely be less robust in the next year compared to the last three years. The big bond market rally, declining gold prices (which is generally seen as an indicator of the direction of interest rates) and decreasing long-term bond yields in the face of Federal Reserve inaction on interest rates, suggests moderate to low economic growth and modest inflation.

Normally a big bond rally should be, (and has been over the last 30 years), a positive for stocks. This may be changing, however, as suggested by the low level of nominal Gross Domestic Product growth and the prospect of outright deflation (a negative for corporate profits) over the next two years. The East Asian crisis, while not the only cause, has acted to bring this issue to the market's attention. In effect, the Far East's deflationary implications are causing the financial markets to reevaluate the ground rules and grope for ways to deal with a new environment.

Past performance is no guarantee of future results.

Investment Summary:
---------------------------------------------------------------------------
Top Ten Equity Holdings                                      % of Portfolio
---------------------------------------------------------------------------
  General Electric Co.                                               3.0%
  Microsoft Corp.                                                    2.7%
  Exxon Corp.                                                        2.2%
  Coca-Cola Co.                                                      1.9%
  Merck & Co., Inc.                                                  1.5%
  Royal Dutch Petroleum Co.                                          1.4%
  Intel Corp.                                                        1.4%
  Procter & Gamble Co.                                               1.3%
  International Business Machines, Inc.                              1.2%
  Ford Motor Co.                                                     1.2%

Large Cap Portfolio Sector Breakdown*:
---------------------------------------------------------------------------
                             Portfolio         S&P 500        Over/(Under)
Sector                         Weight          Weight          Weighting
---------------------------------------------------------------------------
Basic Materials                     3.8%          4.9%            (1.1)%
Energy                             10.1%          8.4%             1.7 %
Consumer Non-Discretionary         20.1%         22.6%            (2.5)%
Consumer Discretionary             10.1%         11.1%            (1.0)%
Commercial Services                 1.9%          2.0%            (0.1)%
Manufacturing                      12.3%         11.9%             0.4 %
Technology                         12.2%         11.1%             1.1 %
Finance                            19.7%         17.1%             2.6 %
Utilities                           9.8%         10.9%            (1.1)%

* This does not constitute the entire fund. The securities in these sectors only represent those that are in the S&P 500 Index.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(c) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

Aetna GET Fund, Series B
Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
COMMON STOCKS (90.8%)

Aerospace and Defense (1.1%)
General Dynamics Corp. ........................        13,000       $  1,123,688
Raytheon Co. ..................................           402             19,811
                                                                    ------------
                                                                       1,143,499
                                                                    ------------

Apparel (0.3%)
Liz Claiborne, Inc. ...........................         7,200            301,050
                                                                    ------------

Auto Parts and Accessories (0.7%)
Cooper Tire & Rubber Co. ......................        28,400            692,250
Echlin, Inc. ..................................         1,300             47,044
                                                                    ------------
                                                                         739,294
                                                                    ------------

Autos and Auto Equipment (4.6%)
Chrysler Corp. ................................        32,800          1,154,150
Ford Motor Co. ................................        41,700          2,030,268
General Motors Corp. ..........................         6,300            381,938
PACCAR, Inc. ..................................        21,600          1,134,000
                                                                    ------------
                                                                       4,700,356
                                                                    ------------

Banks (4.7%)
BankAmerica Corp. .............................        24,000          1,752,000
Comerica, Inc. ................................         7,500            676,875
Fifth Third Bancorp ...........................         1,700            138,975
First Chicago NBD Corp. .......................         6,000            501,000
NationsBank Corp. .............................        24,000          1,459,500
State Street Corp. ............................         4,400            256,025
                                                                    ------------
                                                                       4,784,375
                                                                    ------------

Building Materials and Construction (1.3%)
Centex Corp. ..................................        20,400          1,283,925
                                                                    ------------

Chemicals (1.4%)
Dow Chemical Co. ..............................        14,100          1,431,150
                                                                    ------------

Commercial Services (2.7%)
Cendant Corp.+ ................................        23,070            793,023
Deluxe Corp. ..................................        26,400            910,800
Service Corp. International ...................        29,300          1,082,269
                                                                    ------------
                                                                       2,786,092
                                                                    ------------

Computer Software (1.8%)
Microsoft Corp.+ ..............................        14,000          1,809,500
                                                                    ------------

Computers and Office Equipment (7.8%)
Compaq Computer Corp. .........................        32,750          1,848,328
Dell Computer Corp.+ ..........................        23,400          1,965,600
International Business Machines, Inc. .........         3,100            324,144
Moore Corp. Ltd. ..............................        36,600            553,575
Silicon Graphics, Inc.+ .......................        67,500            839,531
Sun Microsystems, Inc.+ .......................        38,400          1,531,200
Unisys Corp.+ .................................        66,300            919,913
                                                                    ------------
                                                                       7,982,291
                                                                    ------------

Consumer Products (2.4%)
Procter & Gamble Co. ..........................        31,000          2,474,187
                                                                    ------------

Diversified (3.9%)
Aeroquip-Vickers, Inc. ........................        19,400            951,813


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------

Diversified (continued)
ITT Industries, Inc. ..........................        39,800       $  1,248,725
NACCO Industries, Inc. ........................        15,200          1,629,250
Rohm & Haas Co. ...............................         1,200            114,900
                                                                    ------------
                                                                       3,944,688
                                                                    ------------

Electronics (3.9%)
AMP, Inc. .....................................         4,000            168,000
Intel Corp. ...................................        32,300          2,269,074
KLA Instruments Corp.+ ........................        16,000            618,000
Tektronix, Inc. ...............................        23,850            946,547
                                                                    ------------
                                                                       4,001,621
                                                                    ------------

Financial Services (6.9%)
Ahmanson (H. F.) & Co. ........................        20,500          1,372,219
Bankers Trust New York Corp. ..................         4,600            517,213
Golden West Financial Corp. ...................        13,000          1,271,563
Merrill Lynch & Co., Inc. .....................        11,700            853,369
Morgan Stanley, Dean Witter,
   Discover & Co. .............................         6,905            408,258
Republic New York Corp. .......................         6,500            742,219
SunAmerica, Inc. ..............................         4,500            192,375
Travelers Group, Inc. .........................        30,950          1,667,431
                                                                    ------------
                                                                       7,024,647
                                                                    ------------

Foods and Beverages (3.2%)
Conagra, Inc. .................................        24,900            817,031
Coors (Adolph) Co. ............................        31,100          1,034,075
Kroger Co. (The)+ .............................        35,600          1,314,975
Quaker Oats Co. ...............................         1,700             89,675
                                                                    ------------
                                                                       3,255,756
                                                                    ------------

Health Services (0.7%)
Beverly Enterprises, Inc.+ ....................        57,600            748,800
                                                                    ------------

Hotels and Restaurants (1.0%)
Darden Restaurants, Inc. ......................        82,700          1,033,750
                                                                    ------------

Insurance (5.4%)
Allstate Corp. ................................        21,500          1,953,813
Conseco, Inc. .................................        26,200          1,190,463
Hartford Financial Services Group, Inc. .......        13,300          1,244,381
Torchmark Corp. ...............................        25,800          1,085,213
                                                                    ------------
                                                                       5,473,870
                                                                    ------------

Machinery and Equipment (2.3%)
Caterpillar, Inc. .............................        21,300          1,034,381
Cincinnati Milacron, Inc. .....................        38,300            993,406
Ingersoll-Rand Co. ............................           900             36,450
Parker-Hannifin Corp. .........................         6,600            302,775
                                                                    ------------
                                                                       2,367,012
                                                                    ------------

Media and Entertainment (1.2%)
Clear Channel Communications, Inc.+ ...........        13,200          1,048,575
Fleetwood Enterprises, Inc. ...................         3,500            148,531
                                                                    ------------
                                                                       1,197,106
                                                                    ------------

Metals and Mining (1.6%)
Timken Co. ....................................        48,100          1,653,438
                                                                    ------------

Aetna GET Fund, Series B
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Oil and Gas (11.6%)
Ashland Oil, Inc. .............................        20,600       $  1,105,963
Columbia Gas System, Inc. .....................        14,800          1,162,725
Helmerich & Payne, Inc. .......................        13,200            895,950
Kerr-McGee Corp. ..............................        14,900            943,356
Occidental Petroleum Corp. ....................        46,100          1,351,306
Oryx Energy Co.+ ..............................        43,500          1,109,250
Phillips Petroleum Co. ........................        38,500          1,872,063
Sun Company, Inc. .............................        22,900            963,231
Texaco, Inc. ..................................        16,400            891,750
USX-Marathon Group ............................        45,800          1,545,750
                                                                    ------------
                                                                      11,841,344
                                                                    ------------

Paper and Containers (0.8%)
Ball Corp. ....................................        23,700            836,906
                                                                    ------------

Pharmaceuticals (4.8%)
Eli Lilly & Co. ...............................        28,200          1,963,425
Merck & Co., Inc. .............................        24,100          2,560,624
Pharmerica, Inc.+ .............................        26,213            271,960
Schering Plough ...............................           900             55,913
                                                                    ------------
                                                                       4,851,922
                                                                    ------------

Printing and Publishing (2.1%)
Dow Jones & Co., Inc. .........................         8,300            445,606
Gannett Co., Inc. .............................         4,400            271,975
New York Times Co. ............................        21,200          1,401,850
                                                                    ------------
                                                                       2,119,431
                                                                    ------------

Retail (5.1%)
Costco Companies, Inc.+ .......................         8,300            370,388
Dayton Hudson Corp. ...........................        22,800          1,539,000
Federated Department Stores, Inc.+ ............        13,100            564,119
Rite Aid Corp. ................................         1,600             93,900
TJX Companies, Inc. ...........................        75,400          2,591,874
                                                                    ------------
                                                                       5,159,281
                                                                    ------------

Telecommunications (0.2%)
Ameritech Corp. ...............................         2,400            193,200
                                                                    ------------

Transportation (2.3%)
AMR Corp.+ ....................................         8,400          1,079,400
CSX Corp. .....................................           800             43,200
Delta Air Lines, Inc. .........................         9,400          1,118,600
US Airways Group, Inc.+ .......................         1,600            100,000
                                                                    ------------
                                                                       2,341,200
                                                                    ------------

Utilities - Oil and Gas (1.9%)
Coastal Corp. (The) ...........................         7,900            489,306
Pacific Enterprises ...........................        13,000            489,125
People's Energy Corp. .........................        23,800            937,125
                                                                    ------------
                                                                       1,915,556
                                                                    ------------

Utilities - Telephone (3.1%)
Alltel Corp. ..................................         9,700            398,306
Bell Atlantic Corp. ...........................        11,710          1,065,610
MCI Communications Corp. ......................         4,900            209,781



Utilities - Telephone (continued)
U.S. West Communications Group ................        32,600       $  1,471,075
                                                                    ------------
                                                                       3,144,772
                                                                    ------------
Total Common Stocks (cost $76,334,375)
                                                                      92,540,019
                                                                    ------------

                                                      Principal
                                                        Amount
                                                       ---------

LONG-TERM BONDS AND NOTES (2.2%)

U.S. Government and Agency Obligations (2.2%)
U.S. Treasury Strips PO, 05/15/99 .............  $  2,400,000          2,223,725
                                                                    ------------
Total Long-Term Bonds and Notes (cost $1,903,235)
                                                                       2,223,725
                                                                    ------------

SHORT-TERM INVESTMENTS (6.4%)
Federal Home Loan Bank, Comm. Paper,
   4.90%, 01/02/98 ............................     6,203,000          6,203,000
U.S. Treasury Bill, 5.17%, 02/05/98@ ..........       300,000            298,554
                                                                    ------------
Total Short-Term Investments (cost $6,501,537)
                                                                       6,501,554
                                                                    ------------
TOTAL INVESTMENTS (cost $84,739,147)(a)                              101,265,298

Other assets less liabilities                                            671,885
                                                                    ------------
Total Net Assets                                                    $101,937,183
                                                                    ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $84,823,916. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ........................                            $17,789,249
Unrealized losses .......................                            (1,347,867)
                                                                    ------------
   Net unrealized gain ..................                            $16,441,382
                                                                   =============

Information concerning open futures contracts at December 31, 1997 is shown below:
                          No. of
                           Long       Initial   Expiration    Unrealized
                         Contracts     Value       Date       Gain/(Loss)
                       -----------  ----------- -----------  ------------
S&P 500 Index Futures       18      $4,432,050   March 98       $(26,101)
                                                             ============

+      Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1997.

Category percentages are based on net assets.

132  See Notes to Financial Statements.

Aetna GET Fund, Series C
Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
COMMON STOCKS (86.6%)

Aerospace and Defense (0.7%)
General Dynamics Corp. ........................         2,200       $    190,163
Lockheed Martin Corp. .........................         5,600            551,600
Northrop Grumman Corp. ........................         2,000            230,000
Raytheon Co. ..................................         2,901            146,478
United Technologies Corp. .....................         7,400            538,813
                                                                    ------------
                                                                       1,657,054
                                                                    ------------

Agriculture (0.0%)
Pioneer Hi-Bred International, Inc. ...........           800             85,800
                                                                    ------------

Apparel (0.4%)
Alberto-Culver Co. ............................         1,000             32,063
Fruit of the Loom, Inc.+ ......................         2,400             61,500
Gap, Inc. .....................................        17,550            621,928
Liz Claiborne, Inc. ...........................         1,900             79,444
Nike, Inc., Class B ...........................         3,500            137,375
Reebok International Ltd.+ ....................         1,600             46,100
Russell Corp. .................................           700             18,594
                                                                    ------------
                                                                         997,004
                                                                    ------------

Auto Parts and Accessories (0.4%)
Cooper Tire & Rubber Co. ......................           900             21,938
Dana Corp. ....................................         4,400            209,000
Echlin, Inc. ..................................           600             21,713
Genuine Parts Co. .............................         4,750            161,203
Goodyear Tire & Rubber Co. (The) ..............         4,600            292,675
Pep Boys ......................................         1,200             28,650
TRW, Inc. .....................................         3,700            197,488
                                                                    ------------
                                                                         932,667
                                                                    ------------

Autos and Auto Equipment (2.1%)
Chrysler Corp. ................................        22,000            774,125
Ford Motor Co. ................................        61,700          3,004,018
General Motors Corp. ..........................        21,900          1,327,687
PACCAR, Inc. ..................................         2,700            141,750
                                                                    ------------
                                                                       5,247,580
                                                                    ------------

Banks (6.1%)
Banc One Corp. ................................        16,700            907,019
Bank of New York Co., Inc. ....................        14,500            838,281
BankAmerica Corp. .............................        21,100          1,540,299
BankBoston Corp. ..............................         6,300            591,806
Barnett Banks, Inc. ...........................         5,600            402,500
Citicorp ......................................        13,900          1,757,480
Comerica, Inc. ................................         4,800            433,200
Countrywide Credit Industries, Inc. ...........         3,200            135,798
Fifth Third Bancorp ...........................         6,350            519,113
First Chicago NBD Corp. .......................         8,700            726,450
First Union Corp. .............................        17,500            896,875
Huntington Bancshares .........................         5,200            187,200
KeyCorp .......................................         6,200            439,038
Mellon Bank Corp. .............................         7,800            472,875
NationsBank Corp. .............................        23,684          1,440,282


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Banks (continued)
Norwest Corp. .................................        22,600       $    872,925
State Street Corp. ............................         7,900            459,681
Suntrust Banks, Inc. ..........................         6,200            442,525
U.S. Bancorp ..................................         7,450            833,934
Wachovia Corp. ................................         4,800            389,400
Washington Mutual, Inc. .......................         7,490            477,956
Wells Fargo & Co. .............................         1,100            373,381
                                                                    ------------
                                                                      15,138,018
                                                                    ------------

Building Materials and Construction (0.3%)
Armstrong World Industries, Inc. ..............           800             59,800
Centex Corp. ..................................           500             31,469
Foster Wheeler Corp. ..........................           600             16,238
Kaufman & Broad Home Corp. ....................           900             20,194
Masco Corp. ...................................         4,300            218,763
Owens Corning .................................           900             30,713
Pulte Corp. ...................................           500             20,906
Sherwin-Williams Co. ..........................         4,600            127,650
Weyerhaeuser Co. ..............................         3,300            161,906
                                                                    ------------
                                                                         687,639
                                                                    ------------

Chemicals (1.7%)
Air Products and Chemicals, Inc. ..............         3,400            279,650
Dow Chemical Co. ..............................         5,100            517,650
Du Pont (E.I.) de Nemours .....................        33,200          1,994,074
Eastman Chemical Co. ..........................           800             47,650
Engelhard Corp. ...............................         4,100             71,238
FMC Corp.+ ....................................           600             40,388
Goodrich (B.F.) Co. ...........................         1,000             41,438
Great Lakes Chemical Corp. ....................           700             31,413
Hercules, Inc. ................................         1,100             55,069
Monsanto Co. ..................................         7,200            302,400
Morton International, Inc. ....................         4,200            144,375
Nalco Chemical Co. ............................         1,100             43,519
PPG Industries, Inc. ..........................         5,100            291,338
Praxair, Inc. .................................         4,700            211,500
Sigma-Aldrich Corp. ...........................         1,900             75,525
W.R. Grace & Co. ..............................         1,800            144,788
                                                                    ------------
                                                                       4,292,015
                                                                    ------------

Commercial Services (1.0%)
Automatic Data Processing, Inc. ...............         8,500            521,688
Browning-Ferris Industries, Inc. ..............         6,300            233,100
Cendant Corp.+ ................................        22,935            788,387
Deluxe Corp. ..................................         1,500             51,750
Dun & Bradstreet Corp. ........................         1,800             55,688
Ecolab, Inc. ..................................         1,800             99,788
First Data Corp. ..............................         6,800            198,900
H & R Block, Inc. .............................         1,500             67,219
Safety-Kleen Corp. ............................         1,000             27,438
Service Corporation International .............         6,400            236,400
Waste Management, Inc. ........................         6,200            170,500
                                                                    ------------
                                                                       2,450,858
                                                                    ------------

                                     See Notes to Portfolio of Investments.  133

Aetna GET Fund, Series C
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Computer Software (3.3%)
Adobe Systems, Inc. ...........................         2,000       $     82,500
Autodesk, Inc. ................................         2,300             85,100
Cisco Systems, Inc.+ ..........................        12,300            685,725
Computer Associates International, Inc. .......         6,650            351,619
Computer Sciences Corp.+ ......................         1,400            116,900
Microsoft Corp.+ ..............................        51,400          6,643,449
Parametric Technology Co.+ ....................         3,200            151,600
                                                                    ------------
                                                                       8,116,893
                                                                    ------------

Computers and Office Equipment (4.9%)
Bay Networks, Inc.+ ...........................         2,300             58,794
Cabletron Systems, Inc.+ ......................         4,400             66,000
Compaq Computer Corp. .........................        40,437          2,282,162
Data General Corp.+ ...........................         1,100             19,181
Dell Computer Corp.+ ..........................        18,100          1,520,399
Digital Equipment Corp.+ ......................         3,200            118,400
EMC/MASS Corp.+ ...............................        21,400            587,163
Harris Corp. ..................................         2,700            123,863
HBO & Co. .....................................         6,300            302,400
Hewlett Packard Co. ...........................        30,200          1,887,499
International Business Machines, Inc. .........        28,900          3,021,855
Moore Corp. Ltd. ..............................         2,000             30,250
Pitney Bowes, Inc. ............................         4,400            395,725
Seagate Technology, Inc.+ .....................         7,700            148,225
Silicon Graphics, Inc.+ .......................         4,100             50,994
Sun Microsystems, Inc.+ .......................        11,500            458,563
Unisys Corp.+ .................................         2,500             34,688
Xerox Corp. ...................................        14,700          1,085,044
                                                                    ------------
                                                                      12,191,205
                                                                    ------------

Consumer Products (2.7%)
American Greetings Corp., Class A .............         1,200             46,950
Avon Products, Inc. ...........................         3,500            214,813
Clorox Co. ....................................         2,700            213,469
Colgate-Palmolive Co. .........................         9,400            690,900
Eastman Kodak Co. .............................         3,800            231,088
Gillette Co. ..................................        15,600          1,566,824
International Flavors & Fragrances, Inc. ......           800             41,200
Mattel, Inc. ..................................         9,800            365,050
Newell Co. ....................................         4,100            174,250
Polaroid Corp. ................................           500             24,344
Procter & Gamble Co. ..........................        39,800          3,176,537
Rubbermaid, Inc. ..............................         1,800             45,000
Tupperware Corp. ..............................         1,100             30,663
                                                                    ------------
                                                                       6,821,088
                                                                    ------------

Diversified (5.3%)
Aeroquip-Vickers, Inc. ........................           500             24,531
Allied Signal, Inc. ...........................        17,500            681,406
Cognizant Corp. ...............................         4,900            218,356
Cooper Industries, Inc. .......................         3,300            161,700
Corning, Inc. .................................         7,100            263,588
Crane Co. .....................................           800             34,700


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------

Diversified (continued)
Deere & Co. ...................................        10,600       $    618,113
Dover Corp. ...................................         6,600            238,425
Eastern Enterprises ...........................           500             22,500
Eaton Corp. ...................................         3,100            276,675
Fortune Brands, Inc. ..........................         5,600            207,550
General Electric Co. ..........................        99,600          7,308,149
ITT Industries, Inc. ..........................         2,300             72,163
Johnson Controls, Inc. ........................         2,500            119,375
Minnesota Mining and Manufacturing Co. ........        12,500          1,025,781
NACCO Industries, Inc. ........................           200             21,438
National Service Industries, Inc. .............           800             39,650
Raychem Corp. .................................         3,000            129,188
Rohm & Haas Co. ...............................         2,800            268,100
Tenneco, Inc. .................................         5,600            221,200
Textron, Inc. .................................         4,500            281,250
Tyco International Ltd. .......................        15,700            707,481
VF Corp. ......................................         4,400            202,125
Whitman Corp. .................................         2,100             54,731
                                                                    ------------
                                                                      13,198,175
                                                                    ------------

Electrical Equipment (0.3%)
Emerson Electric Co. ..........................        13,800            778,838
General Signal Corp. ..........................           900             37,969
                                                                    ------------
                                                                         816,807
                                                                    ------------

Electronics (3.2%)
Advanced Micro Devices, Inc.+ .................         6,700            120,181
AMP, Inc. .....................................         6,600            277,200
Applied Materials, Inc.+ ......................        18,700            563,338
Honeywell, Inc. ...............................         5,000            342,500
Intel Corp. ...................................        50,300          3,533,574
KLA Instruments Corp.+ ........................         4,500            173,813
LSI Logic Corp.+ ..............................         4,200             82,950
Micron Technology, Inc.+ ......................         2,800             72,800
Motorola, Inc. ................................        18,400          1,049,950
National Semiconductor Corp.+ .................         7,600            197,125
Perkin-Elmer Corp. ............................           800             56,850
Rockwell International Corp. ..................         6,700            350,075
Tektronix, Inc. ...............................         2,050             81,359
Texas Instruments, Inc. .......................        20,400            918,000
Thomas & Betts Corp. ..........................         1,700             80,325
                                                                    ------------
                                                                       7,900,040
                                                                    ------------

Financial Services (7.4%)
Ahmanson (H. F.) & Co. ........................         4,300            287,831
American Express Co. ..........................        19,200          1,713,599
Bankers Trust New York Corp. ..................         2,900            326,069
Beneficial Corp. ..............................         1,000             83,125
Charles Schwab Corp. ..........................         7,000            293,563
Chase Manhattan Corp. .........................        12,500          1,368,749
Corestates Financial Corp. ....................         2,400            192,150
Equifax, Inc. .................................         4,400            155,925
Federal Home Loan Mortgage Corp. ..............        21,400            897,463

134 See Notes to Portfolio of Investments.

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Financial Services (continued)
Federal National Mortgage Association .........        34,300       $  1,957,243
Fleet Financial Group, Inc. ...................         7,700            577,019
Golden West Financial Corp. ...................         2,100            205,406
Green Tree Financial Corp. ....................         5,900            154,506
Household International, Inc. .................         3,500            446,469
J.P. Morgan & Co. .............................         6,600            744,975
MBNA Corp. ....................................        14,750            402,859
Merrill Lynch & Co., Inc. .....................        14,400          1,050,300
MGIC Investment Corp. .........................         5,100            339,150
Morgan Stanley, Dean Witter,
   Discover & Co. .............................        30,575          1,807,746
National City Corp. ...........................         6,900            453,675
PNC Bank Corp. ................................        12,400            707,575
Providian Financial Corp. .....................         2,800            126,525
Republic New York Corp. .......................         2,500            285,469
St. Paul Co., Inc. ............................         2,300            188,744
SunAmerica, Inc. ..............................         9,550            408,263
Transamerica Corp. ............................         1,800            191,700
Travelers Group, Inc. .........................        53,154          2,863,671
                                                                    ------------
                                                                      18,229,769
                                                                    ------------
Foods and Beverages (5.5%)
Anheuser-Busch Co., Inc. ......................         5,800            255,200
Archer-Daniels-Midland Co. ....................         6,085            131,968
Brown-Forman Corp., Class B ...................         2,100            116,025
Campbell Soup Co. .............................        14,500            842,813
Coca-Cola Co. .................................        71,500          4,763,687
Conagra, Inc. .................................        13,800            452,813
Coors (Adolph) Co. ............................         1,000             33,250
CPC International, Inc.+ ......................         2,800            301,700
Fleming Companies, Inc. .......................         1,000             13,438
General Mills, Inc. ...........................         4,500            322,313
Heinz (H.J.) Co. ..............................        11,900            604,669
Hershey Foods Corp. ...........................         4,100            253,944
Kellogg Co. ...................................        11,400            565,725
Kroger Co. (The)+ .............................         6,600            243,788
PepsiCo, Inc. .................................        44,400          1,617,824
Quaker Oats Co. ...............................         4,600            242,650
Ralston-Ralston Purina Group ..................         2,800            260,225
Sara Lee Corp. ................................        14,100            794,006
Supervalu, Inc. ...............................         2,000             83,750
Sysco Corp. ...................................         5,200            236,925
Unilever N.V ..................................        20,100          1,254,993
Wrigley (Wm) Jr. Co. ..........................         1,700            135,256
                                                                    ------------
                                                                      13,526,962
                                                                    ------------
Health Services (0.4%)
HEALTHSOUTH Corp.+ ............................         9,600            266,400
Humana, Inc.+ .................................         2,000             41,500
Manor Care, Inc. ..............................         1,100             38,500
Shared Medical Systems Corp. ..................           800             52,800
Tenet Healthcare Corp.+ .......................         8,800            291,500
United Healthcare Corp. .......................         5,500            273,281
                                                                    ------------
                                                                         963,981
                                                                    ------------

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------

Hotels and Restaurants (0.7%)
Hilton Hotels Corp. ...........................         5,500       $    163,625
ITT Corp.+ ....................................         2,000            165,750
Marriott International, Inc. ..................         4,300            297,775
McDonald's Corp. ..............................        19,900            950,225
Tricon Global Restaurants, Inc.+ ..............         2,470             71,784
Wendy's International .........................         3,700             89,031
                                                                    ------------
                                                                       1,738,190
                                                                    ------------
Household Appliances (0.0%)
Maytag Corp. ..................................         1,800             67,163
Whirlpool Corp. ...............................           600             33,000
                                                                    ------------
                                                                         100,163
                                                                    ------------
Insurance (3.7%)
Allstate Corp. ................................        18,500          1,681,187
American General Corp. ........................         6,164            333,241
American International Group, Inc. ............        22,650          2,463,187
Aon Corp. .....................................         5,050            296,056
Chubb Corp. ...................................         4,600            347,875
CIGNA Corp. ...................................         2,300            398,044
Conseco, Inc. .................................         8,700            395,306
General Re Corp. ..............................         3,100            657,200
Hartford Financial Services Group, Inc. .......         6,000            561,375
Jefferson-Pilot Corp. .........................         1,400            109,025
Lincoln National Corp. ........................         4,600            359,375
Marsh & McLennan Co., Inc. ....................         5,200            387,725
MBIA, Inc. ....................................         4,400            293,975
Progressive Corp. .............................         2,400            287,700
Safeco Corp. ..................................         3,800            185,250
Torchmark Corp. ...............................         6,700            281,819
UNUM Corp. ....................................         4,000            217,500
USF&G Corp. ...................................         2,300             50,744
                                                                    ------------
                                                                       9,306,584
                                                                    ------------
Machinery and Equipment (1.3%)
Black & Decker Corp. ..........................         1,400             54,688
Briggs & Stratton Corp. .......................           600             29,138
Brunswick Corp. ...............................         4,300            130,344
Case Corp. ....................................         3,200            193,400
Caterpillar, Inc. .............................        21,800          1,058,663
Cincinnati Milacron, Inc. .....................           900             23,344
Cummins Engine Company, Inc. ..................         2,100            124,031
Fluor Corp. ...................................           900             33,638
Grainger (W. W.), Inc. ........................         1,600            155,500
Harnischfeger Industries, Inc. ................         2,200             77,688
Illinois Tool Works, Inc. .....................         7,800            468,975
Ingersoll-Rand Co. ............................         5,800            234,900
Millipore Corp. ...............................           400             13,575
Pall Corp. ....................................         1,700             35,169
Parker-Hannifin Corp. .........................         4,300            197,263
Snap-On, Inc. .................................         2,300            100,338
Stanley Works .................................         2,700            127,406
Thermo Electron Corp.+ ........................         1,800             80,100
                                                                    ------------
                                                                       3,138,160
                                                                    ------------

Aetna GET Fund, Series C
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Media and Entertainment (1.4%)
Clear Channel Communications, Inc.+ ...........         2,800       $    222,425
Fleetwood Enterprises, Inc. ...................           700             29,706
Harrah's Entertainment, Inc.+ .................         2,800             52,850
Interpublic Group of Co., Inc. ................         3,100            154,419
King World Production, Inc. ...................           600             34,650
Time Warner, Inc. .............................        15,800            979,600
Walt Disney Co. (The) .........................        19,500          1,931,718
                                                                    ------------
                                                                       3,405,368
                                                                    ------------

Medical Supplies (1.0%)
Alza Corp.+ ...................................         1,900             60,444
American Home Products Corp. ..................        20,000          1,529,999
Bard (C.R.), Inc. .............................           600             18,788
Baxter International, Inc. ....................         6,700            337,931
Biomet, Inc. ..................................         2,000             51,250
Boston Scientific Corp.+ ......................         4,200            192,675
Guidant Corp. .................................         4,900            305,025
Mallinckrodt, Inc. ............................         1,500             57,000
U.S. Surgical Corp. ...........................         1,600             46,900
                                                                    ------------
                                                                       2,600,012
                                                                    ------------

Metals and Mining (0.8%)
Alcan Aluminum Ltd. ...........................         6,700            185,088
Allegheny Teledyne, Inc. ......................         5,500            142,313
Aluminum Co. of America .......................         9,100            640,413
Armco, Inc.+ ..................................         3,400             16,788
Asarco, Inc. ..................................         1,200             26,925
Barrick Gold Corp. ............................         9,900            184,388
Bethlehem Steel Corp.+ ........................         6,100             52,613
Cyprus Amax Minerals Co. ......................         1,100             16,913
Freeport-McMoRan Copper & Gold, Inc. ..........         2,100             33,075
Inland Steel Industries, Inc. .................         2,400             41,100
Newmont Mining Corp. ..........................         2,100             61,688
Nucor Corp. ...................................         1,900             91,794
Phelps Dodge Corp. ............................         1,800            112,050
Reynolds Metals Co. ...........................         2,500            150,000
Timken Co. ....................................         1,700             58,438
USX-US Steel Group, Inc. ......................         4,700            146,875
                                                                    ------------
                                                                       1,960,461
                                                                    ------------

Oil and Gas (8.6%)
Amerada Hess Corp. ............................         1,200             65,850
Amoco Corp. ...................................        15,300          1,302,412
Apache Corp. ..................................         2,300             80,644
Ashland Oil, Inc. .............................         4,100            220,119
Atlantic Richfield Co. ........................        10,400            833,300
Baker Hughes, Inc. ............................         5,700            248,663
Burlington Resources, Inc. ....................         3,700            165,806
Chevron Corp. .................................        21,600          1,663,199
Columbia Gas System, Inc. .....................         1,000             78,563
Consolidated Natural Gas Co. ..................         1,900            114,950
Dresser Industries, Inc. ......................         5,200            218,075
Enron Corp. ...................................         6,300            261,844


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Oil and Gas (continued)
Exxon Corp. ...................................        90,000       $  5,506,874
Halliburton Co. ...............................        13,600            706,350
Helmerich & Payne, Inc. .......................           700             47,513
Kerr-McGee Corp. ..............................         1,100             69,644
Mobil Corp. ...................................        23,900          1,725,280
Occidental Petroleum Corp. ....................         4,800            140,700
Oryx Energy Co.+ ..............................         3,200             81,600
Pennzoil Co. ..................................         2,300            153,669
Phillips Petroleum Co. ........................         8,600            418,175
Rowan Co., Inc.+ ..............................         4,400            134,200
Royal Dutch Petroleum Co. .....................        65,800          3,565,537
Santa Fe Energy Resources, Inc.+ ..............         2,300             25,875
Schlumberger Ltd. .............................        15,100          1,215,549
Sun Company, Inc. .............................         2,900            121,981
Texaco, Inc. ..................................        16,136            877,395
Union Pacific Resources Group, Inc. ...........         7,000            169,750
Unocal Corp. ..................................         6,800            263,925
USX-Marathon Group ............................        15,200            513,000
Western Atlas, Inc.+ ..........................         1,000             74,000
Williams Co., Inc. (The) ......................         8,500            241,188
                                                                    ------------
                                                                      21,305,630
                                                                    ------------

Paper and Containers (1.0%)
Avery Dennison Corp. ..........................         4,600            205,850
Bemis Co., Inc. ...............................         1,700             74,906
Champion International Corp. ..................         2,800            126,875
Crown Cork & Seal Co., Inc. ...................         2,500            125,313
Fort James Corp. ..............................         5,800            221,850
Georgia-Pacific Corp. .........................         3,000            182,250
Georgia-Pacific Corp.+ ........................         3,000             68,063
International Paper Co. .......................         9,300            401,063
Kimberly-Clark Corp. ..........................        15,300            754,481
Owens-Illinois, Inc.+ .........................         6,600            250,388
Westvaco Corp. ................................         1,000             31,438
                                                                    ------------
                                                                       2,442,477
                                                                    ------------

Pharmaceuticals (7.7%)
Abbott Laboratories ...........................        22,600          1,481,712
Amgen, Inc. ...................................         8,000            433,000
Becton, Dickinson & Co. .......................         4,100            205,000
Bristol-Myers Squibb Co. ......................        29,300          2,772,512
Cardinal Health, Inc. .........................         2,900            217,863
Eli Lilly & Co. ...............................        33,500          2,332,437
Johnson & Johnson .............................        37,500          2,470,312
Merck & Co., Inc. .............................        35,500          3,771,874
Pfizer, Inc. ..................................        38,000          2,833,374
Schering Plough ...............................        24,200          1,503,424
Warner Lambert Co. ............................         8,500          1,054,000
                                                                    ------------
                                                                      19,075,508
                                                                    ------------

Printing and Publishing (0.8%)
Gannett Co., Inc. .............................        11,500            710,844

136  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------



                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------
Printing and Publishing (continued)
John H. Harland Co. ...........................           600       $     12,600
Knight-Ridder, Inc. ...........................         2,500            130,000
McGraw-Hill Co., Inc. .........................         2,700            199,800
Meredith Corp. ................................         1,500             53,531
New York Times Co. ............................         5,300            350,463
RR Donnelley & Sons Co. .......................         1,600             59,600
Times Mirror Co. ..............................         2,700            166,050
Tribune Co. ...................................         3,400            211,650
                                                                    ------------
                                                                       1,894,538
                                                                    ------------

Retail (4.0%)
Albertson's, Inc. .............................         7,500            355,313
American Stores Co. ...........................         7,300            150,106
Circuit City Stores, Inc. .....................         1,000             35,563
Costco Companies, Inc.+ .......................         9,000            401,625
CVS Corp. .....................................         5,700            365,156
Dayton Hudson Corp. ...........................        12,000            810,000
Dillards, Inc., Class A .......................         3,700            130,425
Federated Department Stores, Inc.+ ............         7,000            301,438
Great Atlantic & Pacific Tea Co., Inc. ........           900             26,719
Harcourt General, Inc. ........................         1,400             76,650
Hasbro, Inc. ..................................         2,500             78,750
Home Depot, Inc. ..............................        23,950          1,410,055
Kmart Corp.+ ..................................        16,000            185,000
Longs Drug Stores, Inc. .......................           800             25,700
Lowe's Companies, Inc. ........................         2,600            123,988
May Department Stores Co. .....................         5,400            284,513
Mercantile Stores Co., Inc. ...................           500             30,438
Nordstrom, Inc. ...............................         3,400            205,275
Rite Aid Corp. ................................         4,800            281,700
Sears, Roebuck & Co. ..........................        12,100            547,525
Tandy Corp. ...................................         1,700             65,556
The Limited, Inc. .............................         4,000            102,000
TJX Companies, Inc. ...........................         6,800            233,750
Toys "R" Us, Inc.+ ............................         8,500            267,219
Wal-Mart Stores, Inc. .........................        67,600          2,665,974
Walgreen Co. ..................................        20,300            636,913
Winn-Dixie Stores, Inc. .......................         1,600             69,900
Woolworth Corp.+ ..............................         4,100             83,538
                                                                    ------------
                                                                       9,950,789
                                                                    ------------

Telecommunications (1.8%)
AirTouch Communications, Inc.+ ................        15,200            631,750
Ameritech Corp. ...............................        16,900          1,360,449
Andrew Corp.+ .................................         2,800             67,200
Lucent Technologies, Inc. .....................        19,500          1,557,562
Nextlevel Systems, Inc.+ ......................         4,300             76,863
Northern Telecom Ltd. .........................         7,300            649,700
Scientific Atlanta, Inc. ......................         2,500             41,875
                                                                    ------------
                                                                       4,385,399
                                                                    ------------

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------         ------

Transportation (1.4%)
AMR Corp.+ ....................................         4,900       $    629,650
Burlington Northern Santa Fe Corp. ............         4,800            446,100
Caliber System, Inc. ..........................         2,100            102,244
CSX Corp. .....................................         5,900            318,600
Delta Air Lines, Inc. .........................         3,000            357,000
Federal Express Corp.+ ........................         6,100            372,481
Laidlaw, Inc. .................................         9,500            129,438
Navistar International Corp.+ .................         2,300             57,069
Norfolk Southern Corp. ........................        12,400            382,075
Ryder System, Inc. ............................         1,600             52,400
Southwest Airlines Co. ........................         6,000            147,750
Union Pacific Corp. ...........................         3,000            187,313
US Airways Group, Inc.+ .......................         4,400            275,000
                                                                    ------------
                                                                       3,457,120
                                                                    ------------

Utilities - Electric (1.7%)
American Electric Power Co. ...................         5,000            258,125
Baltimore Gas & Electric Co. ..................         4,000            136,250
Carolina Power & Light Co. ....................         4,100            173,994
Central & South West Corp. ....................         3,000             81,188
Cinergy Corp. .................................         4,200            160,913
Consolidated Edison Co. of
   New York, Inc. .............................         7,800            319,800
Dominion Resources, Inc. ......................         4,500            191,531
DTE Energy Co. ................................         4,300            149,156
Edison International ..........................        11,200            304,500
Entergy Corp. .................................         6,400            191,600
FirstEnergy Corp.+ ............................         5,300            153,700
GPU, Inc. .....................................         3,500            147,438
Houston Industries, Inc. ......................         6,515            173,869
Niagara Mohawk Power Corp.+ ...................         3,800             39,900
Northern States Power Co. .....................         1,000             58,250
PacifiCorp ....................................         8,100            221,231
Peco Energy Co. ...............................         3,200             77,600
PG&E Corp. ....................................         6,000            182,625
PP&L Resources, Inc. ..........................         4,400            105,325
Public Service Enterprise Group, Inc. .........         6,300            199,631
Southern Co. ..................................        20,600            533,025
Texas Utilities Co. ...........................         5,157            214,338
Unicom Corp. ..................................         7,100            218,325
Union Electric Co. ............................         1,000             43,250
                                                                    ------------
                                                                       4,335,564
                                                                    ------------

Utilities - Oil and Gas (0.2%)
Coastal Corp. (The) ...........................         3,600            222,975
NICOR, Inc. ...................................           900             37,969
ONEOK, Inc. ...................................           700             28,263
Pacific Enterprises ...........................         3,000            112,875
People's Energy Corp. .........................           600             23,625
Sonat, Inc. ...................................         2,400            109,800
                                                                    ------------
                                                                         535,507
                                                                    ------------

Aetna GET Fund, Series C
Portfolio of Investments (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                                     Number of          Market
                                                       Shares           Value
                                                      ---------         ------
Utilities - Telephone (4.8%)
Alltel Corp. ..................................         4,900       $    201,206
AT&T Corp. ....................................        47,700          2,921,624
Bell Atlantic Corp. ...........................        23,868          2,171,987
BellSouth Corp. ...............................        29,800          1,678,112
GTE Corp. .....................................        28,100          1,468,224
MCI Communications Corp. ......................         6,600            282,563
SBC Communications, Inc. ......................        26,772          1,961,048
Sprint Corp. ..................................         4,200            246,225
Tellabs, Inc.+ ................................         5,500            290,813
U.S. West Communications Group ................        14,000            631,750
                                                                    ------------
                                                                      11,853,552
                                                                    ------------
Total Common Stocks (cost $190,471,393)                              214,738,577
                                                                    ------------

PREFERRED STOCKS (0.5%)

Chemicals (0.1%)
Union Carbide Corp. ...........................         3,400            145,988
                                                                    ------------

Foods and Beverages (0.1%)
Seagram Ltd. ..................................         4,300            138,944
                                                                    ------------

Utilities - Electric (0.3%)
Duke Energy Corp. .............................        10,330            572,024
FPL Group, Inc. ...............................         4,800            284,100
                                                                    ------------
                                                                         856,124
                                                                    ------------
Total Preferred Stocks (cost $1,032,578)
                                                                       1,141,056
                                                                    ------------
                                                     Principal
                                                       Amount
                                                     ---------

LONG-TERM BONDS AND NOTES (12.2%)

U.S. Government Obligations (12.2%)

U.S. Treasury Strip, Zero Coupon,
   11/15/01 ...................................  $ 24,728,000         19,880,239
U.S. Treasury Strip, Zero Coupon,
   02/15/02 ...................................    12,896,000         10,234,800
                                                                    ------------
Total Long-Term Bonds and Notes (cost $28,776,675)
                                                                      30,115,039
                                                                    ------------

SHORT-TERM INVESTMENTS (0.7%)
Federal Home Loan Bank, Comm. Paper,
   4.90%, 01/02/98 ............................       913,000            913,000
U.S. Treasury Bill, 5.17%, 02/05/98 ...........       750,000            746,123
                                                                    ------------
Total Short-Term Investments(cost $1,659,340)
                                                                       1,659,123
                                                                    ------------
TOTAL INVESTMENTS (cost $221,939,986)(a) ......                      247,653,795
Other assets less liabilities
                                                                          97,999
                                                                    ------------
Total Net Assets
                                                                    $247,751,794
                                                                    ============


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $223,062,558. Unrealized gains and losses, based on identified tax cost at December 31, 1997, are as follows:

Unrealized gains ........................                            $29,598,630
Unrealized losses .......................                             (5,007,393)
                                                                    ------------
      Net unrealized gain ...............                            $24,591,237
                                                                    ============

+      Non-income producing security.

Category percentages are based on net assets.

138  See Notes to Financial Statements.

Aetna GET Fund
Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                     Series B                Series C
                                                                     --------                --------
Assets:
Investments, at market value ..........................          $101,265,298            $   247,653,795
Cash ..................................................                   969                     15,763
Receivable for:
   Dividends and interest .............................               166,525                    267,535
   Investments sold ...................................             1,334,760                         --
Other assets ..........................................                 1,161                         51
                                                                 ------------            ---------------
           Total assets ...............................           102,768,713            $   247,937,144
                                                                 ------------            ---------------
Liabilities:
Payable for:
   Investments purchased ..............................               744,673                         --
   Fund shares redeemed ...............................                 5,597                     23,134
   Variation margin ...................................                   900                         --
Accrued investment advisory fees ......................                66,968                    129,773
Accrued administrative services fees ..................                13,392                     32,443
                                                                 ------------            ---------------
           Total liabilities ..........................               831,530                    185,350
                                                                 ------------            ---------------
   NET ASSETS .........................................          $101,937,183            $   247,751,794
                                                                 ============            ===============
Net assets represented by:
Paid-in capital .......................................           $61,471,934            $   196,642,585
Net unrealized gain on investments and open futures
   contracts                                                       16,500,050                 25,713,809
Undistributed net investment income ...................               237,107                    406,469
Accumulated net realized gain on investments ..........            23,728,092                 24,988,931
                                                                 ------------            ---------------
   NET ASSETS .........................................          $101,937,183            $   247,751,794
                                                                 ============            ===============
Capital Shares, $0.001 par value:
Outstanding ...........................................             6,481,267                 19,647,518
Net Asset Value, redemption price per share
   (net assets divided by shares outstanding) .........                15.728            $        12.610

Cost of investments ...................................           $84,739,147            $   221,939,986

See Notes to Financial Statements

Aetna GET Fund
Statements of Operations
Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                     Series B                Series C
                                                                     --------                --------
Investment Income:
Dividends ..............................                         $   1,533,309           $   3,152,062
Interest ...............................                               567,816               2,287,377
                                                                 -------------           -------------
                                                                     2,101,125               5,439,439
Foreign taxes withheld on dividends ....                                (4,301)                (16,666)
                                                                 -------------           -------------
           Total investment income .....                             2,096,824               5,422,773
                                                                 -------------           -------------
Expenses:
Investment advisory fees ...............                               715,637               1,398,240
Administrative services fees ...........                               143,127                 349,560
                                                                 -------------           -------------
           Total expenses ..............                               858,764               1,747,800
                                                                 -------------           -------------
Net investment income ..................                             1,238,060               3,674,973
                                                                 -------------           -------------
Net Realized and Unrealized Gain or Loss:
Net realized gain on:
   Sale of investments .................                            22,707,850              24,397,647
   Futures contracts ...................                             1,070,263                 840,258
                                                                 -------------           -------------
           Net realized gain on investments                         23,778,113              25,237,905
                                                                 -------------           -------------
Net change in unrealized gain or loss on:
   Investments .........................                             2,728,079              23,146,430
   Futures contracts ...................                               (28,200)               (246,250)
                                                                 -------------           -------------
           Net change in unrealized
             gain or loss on
             investments ...............                             2,699,879              22,900,180
                                                                 -------------           -------------
Net realized and change in unrealized
  gain or loss on investments ..........                            26,477,992              48,138,085
                                                                 -------------           -------------
Net increase in net assets resulting
  from operations ......................                         $  27,716,052           $  51,813,058
                                                                 =============           =============

See Notes to Financial Statements.

Aetna GET Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                          Series B                       Series C
                                                               ----------------------------    ----------------------------
                                                                                                                  Period from
                                                               Year Ended       Year Ended       Year Ended    September 16, 1996
                                                               December 31,     December 31,     December 31,  to December 31, 1996
                                                                  1997             1996             1997
Operations:
Net investment income ......................................  $   1,238,060   $   1,793,200   $   3,674,973   $   1,301,751
Net realized gain on investments ...........................     23,778,113      15,668,922      25,237,905          43,887
Net change in unrealized gain or loss on investments .......      2,699,879       1,803,599      22,900,180       2,813,629
                                                              -------------   -------------   -------------   -------------
   Net increase in net assets resulting from operations ....     27,716,052      19,265,721      51,813,058       4,159,267
                                                              -------------   -------------   -------------   -------------
Distributions to Shareholders:
From net investment income .................................     (1,316,653)     (1,477,500)     (3,554,172)     (1,016,083)
From net realized gains ....................................    (15,789,390)     (4,993,546)       (292,861)             --
                                                              -------------   -------------   -------------   -------------
   Decrease in net assets from distributions
          to shareholders ..................................    (17,106,043)     (6,471,046)     (3,847,033)     (1,016,083)
                                                              -------------   -------------   -------------   -------------
Fund Share Transactions:
Proceeds from shares sold ..................................             --              --              --     204,744,426
Proceeds from share exchanges* .............................        515,787         553,874       2,280,242              --
Net asset value of shares issued upon
  reinvestment of distributions ............................     17,106,043       6,471,046       3,847,033       1,016,083
Payments for shares redeemed ...............................     (9,311,023)    (25,372,861)    (14,783,238)       (461,961)
                                                              -------------   -------------   -------------   -------------

  Net increase (decrease) in net assets from
     fund share transactions ...............................
                                                                  8,310,807     (18,347,941)     (8,655,963)    205,298,548
                                                              -------------   -------------   -------------   -------------
Net change in net assets ...................................     18,920,816      (5,553,266)     39,310,062     208,441,732
Net assets:
Beginning of period ........................................     83,016,367      88,569,633     208,441,732              --
                                                              -------------   -------------   -------------   -------------
End of period ..............................................  $ 101,937,183   $  83,016,367   $ 247,751,794   $ 208,441,732
                                                              ==============  ==============  =============== ==============
End of period net assets includes undistributed
      net investment income ................................  $     237,107   $     315,700   $     406,469   $     285,668
                                                              =============   =============   =============   =============
Share Transactions:
Number of shares sold ......................................             --              --              --      20,323,071
Number of shares exchanged* ................................         32,017          41,466         208,233              --
Number of shares issued upon reinvestment of distributions .      1,209,626         522,466         317,546          97,913
Number of shares redeemed ..................................       (598,460)     (1,867,727)     (1,254,289)        (44,956)
                                                              -------------   -------------   -------------   -------------
   Net increase (decrease) .................................        643,183      (1,303,795)       (728,510)     20,376,028
                                                              =============   =============   =============   =============


* Exchanges into the Fund are from initial shareholders who have exchange privileges.

See Notes to Financial Statements.

Aetna GET Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. Organization

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series (Series) with its own investment objective, policies and restrictions.

Currently there are two diversified Series of the Fund, Aetna GET Fund, Series B (GET B) and Aetna GET Fund, Series C (GET C). Both Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guaranteed Period). The minimum targeted return for each Series during its Guaranteed Period is 2.50% per year before asset based contract charges and each Series' cost of operations.

GET B accumulated deposits from March 15, 1994 to June 30, 1994. The Guaranteed Period for GET B is from July 1, 1994 to June 30, 1999, its maturity date. GET C accumulated deposits from September 16, 1996 to December 16, 1996. The Guaranteed Period for GET C is from December 17, 1996 to December 16, 2001, its maturity date.

Shares of each Series are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. Currently, all shares are held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to each Series. ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc. Aeltus Investment Management, Inc. (Aeltus), an affiliate of ALIAC, is employed as the subadviser to each Series.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies

 A. Valuation of Investments

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Series.

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees.

B. Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. Each Series may enter into futures contracts to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuation in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of futures contracts. The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolio of Investments. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract. For federal income tax purposes, any futures contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act), under Rule
144(A) or are securities offered pursuant to Section 4(2) of the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities.
Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. A Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. At December 31, 1997, there were no illiquid or restricted securities held by any Series.

D. Federal Income Taxes

As a qualified regulated investment company, each Series is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferred losses on wash sales.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory Fee and Other Expenses

Each Series pays ALIAC an annual investment advisory fee expressed as a percentage of its average daily net assets. Investment advisory fees for GET B are at an annual rate of 0.75% of its average daily net assets. Investment advisory fees for GET C are at an annual rate of 0.60% of its average daily net assets.

Under the terms of an Administrative Services Agreement, ALIAC acts as administrator and provides all administrative services necessary for each Series' operations and is responsible for the supervision of each Series' other service providers. ALIAC also assumes all ordinary, recurring costs of each Series, such as custodian fees, trustees' fees, transfer agent costs and accounting expenses. For these services, ALIAC receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of each Series.

Aetna GET Fund
Notes to Financial Statements (continued)
December 31, 1997
--------------------------------------------------------------------------------

3. Investment Advisory Fee and Other Expenses (continued)

Under the terms of a Subadvisory Agreement among the Fund, ALIAC and Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services to each Series in exchange for a fee payable by ALIAC of up to 0.35% of GET B's and up to 0.375% of GET C's average daily net assets. For the year ended December 31, 1997, ALIAC paid Aeltus $333,352 and $870,985 for GET B and GET C, respectively, in accordance with the terms of the Subadvisory Agreement.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1997 were:


                              Cost of Purchases         Proceeds from Sales
                              -----------------         -------------------
     GET B                      $189,282,549                $197,864,991
     GET C                       291,255,500                 285,964,820

Aetna GET Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                        Series B
                                                               -------------------------------------------------------------
                                                                                                                Period from
                                                                 Year Ended     Year Ended      Year Ended    July 1, 1994 to
                                                                 December 31,   December 31,    December 31,   December 31,
                                                                    1997             1996          1995 +          1994 +
                                                                    ----             ----          ------          ------
Net asset value, beginning of period .......................  $      14.220   $      12.401   $       9.920   $      10.092
                                                              -------------   -------------   -------------   -------------
Income from investment operations:
   Net investment income ...................................          0.203           0.283           0.309           0.250
   Net realized and change in unrealized gain (loss)
       on investments ......................................          4.342           2.489           2.492          (0.064)
                                                              -------------   -------------   -------------   -------------
         Total from investment operations ..................          4.545           2.772           2.801           0.186
                                                              -------------   -------------   -------------   -------------
Less distributions:
   From net investment income ..............................         (0.220)         (0.230)         (0.320)         (0.317)
   From net realized gains on investments ..................         (2.817)         (0.723)             --          (0.041)
                                                              -------------   -------------   -------------   -------------
         Total distributions ...............................         (3.037)         (0.953)         (0.320)         (0.358)
                                                              -------------   -------------   -------------   -------------
Net asset value, end of period .............................  $      15.728   $      14.220   $      12.401   $       9.920
                                                              =============   =============   =============   =============

Total return* ..............................................          34.52%          23.52%          28.38%           1.83%
Net assets, end of period (000's) ..........................  $     101,937   $      83,016   $      88,570   $      74,145
Ratio of total expenses to average net assets ..............           0.90%           0.85%           1.03%           0.53%(1)
Ratio of net investment income to average net assets .......           1.30%           1.96%           2.74%           4.52%(1)
Portfolio turnover rate ....................................         214.10%         122.27%          90.25%          36.12%
Average commission rate paid per share on equity
   securities traded  ......................................  $      0.0551   $      0.0538              --              --

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

Aetna GET Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                    Series C
                                                                              --------------------------------------------------
                                                                                                               Period from
                                                                                 Year Ended                  December 17, 1996
                                                                              December 31, 1997             to December 31, 1996
                                                                              -----------------             --------------------
Net asset value, beginning of period ......................................       $   10.230                   $   10.125
                                                                                  ----------                   ----------
Income from investment operations:
   Net investment income ..................................................            0.187                        0.009
   Net realized and change in unrealized gain on investments ..............            2.388                        0.146
                                                                                  ----------                   ----------
         Total from investment operations .................................            2.575                        0.155
                                                                                  ----------                   ----------
Less distributions:
   From net investment income .............................................           (0.180)                      (0.050)
   From net realized gains on investments .................................           (0.015)                          --
                                                                                  ----------                   ----------
         Total distributions ..............................................           (0.195)                      (0.050)
                                                                                  ----------                   ----------
Net asset value, end of period ............................................       $   12.610                   $   10.230
                                                                                  ==========                   ==========

Total return* .............................................................            25.25%                        1.52%
Net assets, end of period (000's) .........................................       $  247,752                   $  208,442
Ratio of total expenses to average net assets .............................             0.75%                        0.75%(1)
Ratio of net investment income to average net assets ......................             1.58%                        3.04%(1)
Portfolio turnover rate ...................................................           126.43%                        6.25%
Average commission rate paid per share on equity
      securities traded....................................................       $   0.0437                   $   0.0342

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


See Notes to Financial Statements.

                          Independent Auditors' Report

The Board of Trustees and Shareholders of Aetna GET Fund:

We have audited the accompanying statements of assets and liabilities of Aetna GET Fund, Series B and Series C (the Funds), including the portfolios of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of years in the two-year period then ended for Series B and for the year ended December 31, 1997, and the period from December 17, 1996 to December 31, 1996 for Series C and the financial highlights for each of the years in the three-year period ended December 31, 1997 and the period from July 1, 1994 to December 31, 1994 for Series B, and for the year ended December 31, 1997, and the period from December 17, 1996 to December 31, 1996 for Series C. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna GET Fund, Series B and Series C as of December 31, 1997, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP


Hartford, Connecticut
February 13, 1998

                             Additional Information
                                   (Unaudited)
--------------------------------------------------------------------------------
Federal Tax Status of Dividends Declared During the Fiscal Year

During the fiscal year ended December 31, 1997, the funds paid the following long-term gains distributions:

                       Total Long-Term       Taxable at           Taxable at
                        Distributions             28%                 20%
                    ----------------------- ------------------ -----------------
   GET B                 $12,062,040           $12,062,040           --
   GET C                     148,436              148,436            --

The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

   GET B                                      11.38%
   GET C                                      10.46%

148